UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04920

WASATCH FUNDS TRUST

(Exact name of registrant as specified in charter)

150 Social Hall Avenue

4th Floor

Salt Lake City, Utah 84111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel S. Stewart, Jr. Wasatch Funds Trust 150 Social Hall Avenue, 4th Floor Salt Lake City, Utah 84111	Eric F. Fess, Esq. Chapman & Cutler LLP 111 West Monroe Street Chicago, IL 60603

Registrant’s telephone number, including area code: (801) 533-0777

Date of fiscal year end: September 30

Date of reporting period: March 31, 2012

Item 1:  Report to Shareholders.

# Semi-Annual Report & Quarterly Commentaries

March 31, 2012

## Equity Funds

*Wasatch Core Growth Fund*
*Wasatch Emerging India Fund*
*Wasatch Emerging Markets Small Cap Fund*
*Wasatch Frontier Emerging Small Countries Fund*
*Wasatch Global Opportunities Fund*
*Wasatch Heritage Growth Fund*
*Wasatch International Growth Fund*
*Wasatch International Opportunities Fund*
*Wasatch Large Cap Value Fund*
*Wasatch Long/Short Fund*
*Wasatch Micro Cap Fund*
*Wasatch Micro Cap Value Fund*
*Wasatch Small Cap Growth Fund*
*Wasatch Small Cap Value Fund*
*Wasatch Strategic Income Fund*
*Wasatch Ultra Growth Fund*
*Wasatch World Innovators Fund*

## Bond Funds

WASATCH® FUNDS

Wasatch Funds

Salt Lake City, Utah

www.wasatchfunds.com

800.551.1700

This material must be accompanied or preceded by a prospectus.

Please read the prospectus carefully before you invest.

Wasatch Funds are distributed by ALPS Distributors, Inc.

LETTER TO SHAREHOLDERS — “EVEN MORE CAUTIOUS AFTER A SHARP RALLY”

Samuel S. Stewart, Jr. PhD, CFA President of Wasatch Funds

DEAR FELLOW SHAREHOLDERS:

ECONOMY

After the fourth quarter of 2011 produced a double-digit gain for the S&P 500, I recalled the uncertainty of 2011 and suggested “a stock picker’s market” lay ahead of us in 2012. With the first quarter of 2012 again delivering a double-digit gain (S&P 500 up 12.6%), I am the first to admit that, so far, 2012 has not been a stock picker’s market. With the general market showing such exuberance over the past six months, I am reminded that a rising tide will lift even the most flimsy boats, and I continue to approach current market conditions with caution.

Stock market performance has reflected the strong underlying economic data reported during recent months. Further, troubling news regarding Greece has faded from the front pages, leaving investors more free to respond to largely favorable developments in the business climate. Central banks around the world (with the exception of China) continue to signal that they will keep the liquidity environment favorable to markets. However, this doesn’t mean the global economy is out of the woods yet. I believe Eurozone policies attempting to balance growth with austerity will be difficult to implement and will restrain the region’s growth for some time to come.

One potential fly in the ointment for the U.S. is rising rates reflective of a stronger economy and inflation fears. While the recent steeper yield curve (which means longer term interest rates have been rising) could mean the flywheel of economic progress is finally moving on its own accord, it could also mean monetary policies have been so stimulative for so long that bond investors are waking from their long slumber and perhaps starting to be concerned about future inflation.

If the economy is genuinely gaining strength, I believe having the bond market gently tap the brakes with slightly higher interest rates is not all bad. Otherwise, we are left to rely on assurance from the Federal Reserve (Fed) that it will tap on the brakes “when the time is right.” Given the Fed’s past inability to read the economy correctly, it is difficult to give too much credibility to its request to “trust us.”

The one thing we know for sure is the trends of past years (excessive spending by U.S. and Southern European consumers) will not continue as lenders are no longer willing or able to provide unbridled credit. Either, the market must expand at a more subdued pace or some new driver must emerge to propel the economy at the more rapid pace to which we’ve become accustomed.

MARKETS

So where are we now? I believe we continue to witness a slow recovery around the world. The U.S. stock market’s recent rise affirms my cautious, bullish stance. I am an even more cautious bull than last quarter solely because strong stock price performance has rendered the valuations of companies less attractive. Companies’ revenue growth has been anemic over the past three years and many companies have wrung out their earnings growth as a result of cost cutting. I don’t mean to ignore those firms that have been able to record stellar top-line growth, in many cases driven by innovation and global expansion. As overall valuations get richer, Wasatch’s style of careful stock picking will become even more important.

The macro environment continues to present a set of potential outcomes that is unusually diverse. The base case is long-term subdued growth in the U.S. as it recovers from the long work-out of the global financial crisis and its effect on banks, housing, and consumer balance sheets. But there is also a more optimistic case that the world economy, and that of the U.S., can be driven higher by favorable global demand factors. BRIC (Brazil, Russia, India and China) countries have recently added over two billion people to the global capitalist/consumer system. Emerging and frontier markets have large populations that will become part of a growing middle class of consumers over time. The pessimistic outcome is that, like Japan over the past decade, we struggle to generate growth — a poor environment for stock market gains.

With respect to the markets, I leave you with my “leaning against the wind” advice of past letters. Just as last Fall I suggested leaning against the excessive pessimism of recent years, I also think that leaning a little against the optimism implied by the 25% short-term advance of the S&P 500 is probably a good idea. The cautious part of the bull in me says it may be wise to save a little powder for investing in pullbacks from this recent run-up.

WASATCH

I’ve stated our belief that emerging markets and developing economies will have higher gross domestic product (GDP) growth rates than those we’ll see in more developed countries. As urbanization accelerates in these emerging market countries, domestic demand-oriented companies could benefit from a growing middle class. This scenario presents a classic opportunity for Wasatch’s bottom-up, fundamental, company-focused style of investing.

We believe finding companies with the characteristics we like best here at Wasatch, such as strong balance sheets and/or good cash flow generation, high return on equity (ROE), and durable and predictable earnings growth, requires boots-on-the-ground research. This is exactly what our experienced international team is busy doing as they visit smaller emerging countries and frontier markets. Laura Geritz, manager of our newest Fund, the Wasatch Frontier Emerging Small Countries Fund, and senior analyst Andrey Kutuzov, just returned from a seven-country visit to South and Southeast Asia where they met with companies’ management teams in places like Bangladesh, Cambodia, Sri Lanka and Pakistan. There are thousands of uncovered, small- and mid-cap

MARCH 31, 2012

growth companies in many of these countries and we think the long-term outlook for some of them is outstanding. While there certainly is volatility and risk inherent in many of these stock markets, there is also an opportunity to find quality companies suitable for our Funds to hold.

Thanking you as always for the opportunity to manage your assets.

Sincerely,

Samuel S. Stewart, Jr.

President of Wasatch Funds

Information in this report regarding market or economic trends or the factors influencing historical or future performance reflects the opinions of management as of the date of this report. There is no assurance that the process discussed will consistently lead to successful investing. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

The primary investment objective of the Wasatch Frontier Emerging Small Countries Fund is long-term growth of capital.

The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged but is a commonly used measure of common stock total return performance. You cannot invest directly in this or any index.

Someone who is “bullish” or “a bull” is optimistic with regard to the stock market’s prospects.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year.

Valuation is the process of determining the current worth of an asset or company.

Gross domestic product (GDP) is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

Return on equity (ROE) measures a company’s efficiency at generating profits from shareholders’ equity.

CFA® is a trademark owned by CFA Institute.

WASATCH CORE GROWTH FUND (WGROX / WIGRX) — Management Discussion	MARCH 31, 2012

The Wasatch Core Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor and Paul Lambert.

JB Taylor Portfolio Manager	Paul Lambert Portfolio Manager	OVERVIEW The Wasatch Core Growth Fund — Investor Class gained 11.01% in the first quarter trailing the Russell 2000 Index, which rose 12.44%. A small improvement in the unemployment rate and a pickup in economic growth drove optimism higher, resulting in a market environment where riskier assets outperformed. In this type of market, it is not uncommon for the Fund to post a strong gain but slightly underperform the Index, as our steady, consistent growers are briefly outpaced by the surging stock prices of what we believe are lower-quality companies. Still, this quarter’s performance added to the favorable absolute return earned over the last 12 months wherein the Fund exceeded the Index’s return by a large margin.

Within the small cap universe, we observed that companies with the most speculative business models and those with little or no earnings were some of the strongest performers. They included biotechnology companies, homebuilders and low-growth restaurant chains. Given our preference for high-quality companies with consistent earnings streams, we were underinvested in these areas of the market.

The other trend we saw was that many of the best performers in the first quarter were stocks that underperformed in 2011. Conversely, some of last year’s strongest performers failed to keep up in the first quarter. This is also consistent with a more optimistic, liquidity-driven market in which riskier stocks are rewarded. To further illustrate, our top 10 holdings at the start of the quarter were up 15.5% in 2011 compared to a 4.2% loss for the Russell 2000 Index. Year-to-date, they are “only” up 6.0% and trailing the Index for the three-month period. This is a trade-off we will take every time, as the long-run power of compounding is greatly enhanced if losses can be mitigated in down markets.

DETAILS OF THE QUARTER

Two of our best-performing stocks this quarter were InnerWorkings, Inc. and Alliance Data Systems Corp. InnerWorkings announced great quarterly operating results, capping a year of record revenue, profitability and operating cash flow. The company provides print management services and is capitalizing on excess capacity in the commercial printing industry. Advancements in technology have increased the productivity of commercial printers. However, demand has not kept pace with the productivity gains, resulting in idle capacity. InnerWorkings has built a sophisticated database that tracks printing capacity around the world and leverages that market intelligence to find the most cost-effective solutions for its global customers.

Alliance Data Systems is one of our large positions that outperformed in the quarter after outperforming last year. The company operates the dominant loyalty rewards program in Canada, where shoppers earn points that can be redeemed for various products and services. Alliance also provides private-label credit card services to retailers like J. Crew and Pottery Barn. With a consulting business as well, Alliance is benefiting from the demand for more intelligent, targeted marketing campaigns by helping create, manage and interpret valuable transaction data.

Polypore International, Inc. was one of the few names in the Fund that declined this quarter. The company makes filtration membranes used in lead-acid and lithium batteries. The stock fell sharply on news that a large customer will be investing in its own membrane technology. We believe the sell-off was overdone. First, the customer is looking to replace membranes in applications where Polypore is not a supplier; Polypore is not being displaced. Furthermore, our research suggests that the company’s competitive position in the lithium battery market is unchanged. As the demand for more fuel-efficient electric hybrid automobiles continues to grow, we think Polypore should continue to see success selling its high-margin, high-technology membranes.

Higher One Holdings, Inc. also posted a negative return. The company provides colleges and universities with cost-saving technology that automates financial aid disbursement. Funds are disbursed to students on debit cards that generate transaction fees for the company. The stock fell when management lowered revenue guidance for 2012, citing a slowdown in enrollment among customers. We are not overly concerned by the slowdown and continue to like the company’s prospects. Higher One is the leading player in a relatively unpenetrated market and its business is highly scalable.

OUTLOOK

If the low-quality, high-beta rally continues, we expect the Fund to have the potential for strong gains but lag the benchmark. While the market’s optimistic mood may continue, we have not seen anything to change our view that the United States still faces a prolonged period of slower economic growth. High unemployment and the high cost of government programs and entitlements should all weigh on growth rates.

For this reason, we continue to like owning a portfolio of what we believe to be high-quality companies that can deliver solid organic growth regardless of macroeconomic conditions. Our companies appear to be growing their earnings faster than the market and their valuations seem reasonable relative to their growth prospects. On average, they generate a much higher level of cash with their deployed assets than the average small cap company. In our opinion, owning stocks with these characteristics is a good strategy for any market environment.

Thank you for the opportunity to manage your assets.

WASATCH CORE GROWTH FUND (WGROX / WIGRX) — Portfolio Summary	MARCH 31, 2012

AVERAGE ANNUAL TOTAL RETURNS

NAME	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Core Growth (WGROX) — Investor	23.02%	9.37%	3.68%	5.00%
Core Growth (WIGRX) — Institutional	23.05%	9.40%	3.68%	5.00%
Russell 2000® Index	29.84%	-0.18%	2.13%	6.45%
Russell 2000® Growth Index	30.26%	0.68%	4.15%	6.00%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2012 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Core Growth Fund — Investor Class: 1.31% / Institutional Class: 1.23%, Net: 1.21%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Copart, Inc.	5.5%
Life Time Fitness, Inc.	3.8%
IDEX Corp.	3.5%
Alliance Data Systems Corp.	3.4%
Waste Connections, Inc.	3.0%

Company	% of Net Assets
MEDNAX, Inc.	2.9%
Allegiant Travel Co.	2.7%
Polypore International, Inc.	2.7%
DFC Global Corp.	2.6%
MSC Industrial Direct Co., Inc., Class A	2.3%

**	As of March 31, 2012, there were 56 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in these or any indices.

WASATCH EMERGING INDIA FUND (WAINX) — Management Discussion	MARCH 31, 2012

The Wasatch Emerging India Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan and Roger Edgley.

Ajay Krishnan, CFA Portfolio Manager	Roger D. Edgley, CFA Portfolio Manager	OVERVIEW The Wasatch Emerging India Fund returned -22.28% since its inception on April 26, 2011 through December 31, 2011. Over the same period, the return of the MSCI India IMI was

-35.62%. Wasatch has always focused on investing in high quality companies and we believe that approach helps to mitigate the downside in falling markets. The flip side is that when the markets move up strongly and there is a junk/sentiment led rally in the market we tend to underperform.

The first quarter of 2012 saw a reversal in sentiment in the Indian market from last year. The MSCI India IMI rebounded 21.45% and the Fund gained 21.43% in the first three months of the year. On closer examination it is evident that there were two distinct phases in the market during the first quarter. Lower quality/higher beta stocks led in the first half of the quarter. We consider companies with low return on equity (ROE) to be lower quality than companies with high return on equity. In the first half of the quarter there was a strong correlation between low ROE and better than average return — companies in the lowest ROE deciles generally outperformed, while higher ROE companies lagged. In markets where high ROE companies lag, the Fund may tend to lag as well.

Therefore, we were not surprised that the Fund under-performed the Index during the first part of the period and then as the market moderated in the second part we made up ground.

So we’d say our biggest achievement this quarter was avoiding the investment professional’s curse — the inability to stand still and let investments run their course. We believed we had a good list of investments and saw no evidence that we needed to make any major changes, despite short-term underperformance.

Looking at the Fund’s performance by sector it was gratifying to see that we outperformed in most sectors in which we were overweight. Our largest sector weighting was in financials and we did underperform there. The benchmark was helped by the bounce in a number of infrastructure-focused finance companies. We have underinvested in the segment because a number of the businesses or projects that are being financed have long gestation periods and seem to have significant socio-political risk associated with them.

DETAILS OF THE QUARTER

As part of our ongoing due diligence on the companies in our investment universe Ajay and a couple of Wasatch analysts visited more than 50 companies in India over a span of three weeks. We would like to remind shareholders of our process — it starts with a review of financial statements → which leads us to companies → we follow up with visits with management teams to help us understand the companies’ long term drivers and also use them as opportunities to verify the numbers → investment decisions.

We met with the management teams of several companies that were held by the Fund and also a few that were new to us. We subsequently added a couple of new ideas from this visit. We’d like to mention two to give you a flavor of the kind of companies we are unearthing in India. One of the companies we invested in was TD Power Systems Ltd. TD Power Systems is a manufacturer of generators, with 70% share in the domestic market. India faces a severe shortage of reliable power and TD Power Systems sells products that help alleviate that situation. We believe the company is a technology leader as evidenced by its ability to sell products into advanced industrial countries like Japan and Germany. The company also licensed some patents to General Electric (GE) for the manufacture of generators in Brazil, which further underscores its technical prowess. TD Power’s market capitalization is under $200 million and the company has strong returns on capital and is able to internally fund its growth. We believe the opportunity is large in India with the company’s markets growing north of 20%. We think TD Power should be able to grow faster than the market given that it is gaining market share.

One other name we initiated a position in was TTK Prestige Ltd., a manufacturer of small kitchen appliances and cookware. In our opinion, this is another way to gain exposure to the consumption trends of the growing middle class in India. The company has grown revenues at a compound annual growth rate of 27% over the last five years and we think that pace can be sustained over the next several years. We believe TKK Prestige has excellent returns on capital and management came across as competent and enthusiastic about the company’s prospects. (Current and future holdings are subject to risk.)

The other takeaway from our trip to India was that the mood on the ground was more positive than we expected given news headlines highlighting government inaction and policy paralysis.

OUTLOOK

The Indian market has a couple of the key ingredients that we see as necessary for sustainable economic growth — a growing working population and the opportunity to increase productivity through the application of technology. If these ingredients are supported by macro economic policies, which lead to a stable inflationary environment, they could encourage economic activity. As we have mentioned in past letters, we are more interested in investing in companies that are beneficiaries of domestic consumption within a country and we have weighted the Fund toward this theme.

Even with the sharp move this quarter, we believe the Fund is still fairly valued. We think we have a good mix of growth companies with strong fundamental momentum and some good, attractively valued companies.

Thank you for the opportunity to invest your assets.

WASATCH EMERGING INDIA FUND (WAINX) — Portfolio Summary	MARCH 31, 2012

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION* 4/26/11
Emerging India	3.15%	N/A	N/A	-5.62%
MSCI India IMI	2.07%	N/A	N/A	-21.82%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2012 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging India Fund are 4.85%. The Net Expenses are 1.95%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small or micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as unstable currencies, highly volatile securities markets and political and social instability, which are described in more detail in the prospectus. The Fund is non-diversified, meaning that it can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Jubilant Foodworks Ltd. (India)	3.1%
Cognizant Technology Solutions Corp., Class A	3.0%
LIC Housing Finance Ltd. (India)	2.8%
Gruh Finance Ltd. (India)	2.5%
Mahindra & Mahindra Financial Services Ltd. (India)	2.5%

Company	% of Net Assets
Housing Development Finance Corp. Ltd. (India)	2.4%
WABCO India Ltd. (India)	2.4%
CRISIL Ltd. (India)	2.4%
City Union Bank Ltd. (India)	2.4%
Bosch Ltd. (India)	2.1%

**	As of March 31, 2012, there were 65 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡Inception: April 26, 2011. The MSCI India Investable Market Index (IMI) covers all investable large, mid and small cap securities across India, targeting approximately 99% of the Indian market’s free-float adjusted market capitalization. You cannot invest directly in this or any index.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Management Discussion	MARCH 31, 2012

The Wasatch Emerging Markets Small Cap Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley and Laura Geritz.

Roger D. Edgley, CFA Portfolio Manager	Laura Geritz, CFA Portfolio Manager	OVERVIEW The Wasatch Emerging Markets Small Cap Fund gained 19.00% for the first quarter of 2012. The Fund’s benchmark, the MSCI Emerging Markets Small Cap Index, gained 16.63%, and the

MSCI Emerging Markets Index gained 14.08%.

DETAILS OF THE QUARTER

When we examine what worked in the quarter, we see broad contribution from stocks in the portfolio. The best contributors ranged from apparel retailers like Cia. Hering in Brazil to Security Bank Corp. in the Philippines to Afren plc, an energy producer with fields in West Africa.

If we look at performance by country, India made the largest contribution after being a significant detractor last year. Our names in India were up nearly 28% in the quarter, slightly lagging the benchmark. However, our overweight position in India helped the overall return as India was up so strongly relative to other countries. Other leading contributors for the quarter included Brazil, Indonesia, the Philippines and South Africa. It is notable that sectors like financials, came back strongly in the quarter after a difficult 2011. Taiwan is a market where we have added some new names we are excited about. However, in the first quarter we underperformed the benchmark in Taiwan. Technology dominates the Taiwan market so it is geared more to global growth than to domestic growth. Expectations in the first quarter led technology higher. We tend to have a lower weight than the Index in Taiwan given the large number of cyclical companies that we see as having less long-term visibility in their competitive advantages than other companies in which we invest.

Where are we finding new opportunities? What new names did we add in the quarter that illustrate our investment process? We believe one of the great attributes of the emerging markets small cap asset class is the diversity and range of the opportunity set. We have over 20 countries in the universe where we see growth pretty much across all sectors. In some countries we may get excited about small banks within the financials sector, as with India or Peru. In others, like China, the opportunities are simply not there as large banks dominate the sector.

To highlight a name we feel illustrates our process: in the quarter we added a new position in Taiwan’s second largest convenience store operator. Taiwan FamilyMart Co. Ltd. has 3,000 stores in Taiwan, and some presence in China. In Asia, convenience store chains have been in a strong position to capture growth in income from the growing middle class, increased urbanization, the need for convenient fresh foods as well as other conveniences such as ATM machines and pre-paid phone cards. We expect Taiwan FamilyMart’s growth to come from increasing the number of stores in Taiwan (the company plans to add 200 this year), increasing the size of the stores over time, and selling some higher margin items like fresh foods. The company also owns 19% of the chain’s business in China, which at present is loss producing but with great potential. The overall financial model represents one of the great strengths of the business. Rather than being seen as just a store, it could be called a logistics business. The supply process to convenience stores is intense with many supplier deliveries a day. It is a business with a 2% operating margin, so inventory turn is critical. Taiwan FamilyMart manages with a “negative cash conversion cycle” of minus 28 days. This means customers pay the company well before it has to pay suppliers and so suppliers largely help to finance the business.

The cash flow attributes that Taiwan FamilyMart possesses mean it can self-finance growth. The company pays out 80% of its earnings in dividends. Over the last five years, the actual cash flow generated is some two and a half times the net earnings declared. With all the businesses we invest in across emerging markets we look for companies with strong cash flows as we see this as a key measure of financial quality as well as indicating future capability to invest and grow.

Some other names we added to the Fund in the quarter were Cleanaway Co. Ltd., a hazardous waste disposal company in Taiwan, Trinity Ltd., apparel stores in China, and Discovery Holdings Ltd., a health care insurance provider in South Africa. Overall, we continue to identify what we see as attractive businesses across emerging markets — this helped by a 2011 that saw these markets decline. (Current and future holdings are subject to risk.)

OUTLOOK

We are constructive about 2012 after a major correction in many emerging markets during 2011. We thank our shareholders for their support in the last year.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Portfolio Summary	MARCH 31, 2012

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 10/1/07
Emerging Markets Small Cap	21.76%	6.05%	N/A	6.47%
MSCI Emerging Markets Small Cap Index	15.86%	-12.70%	N/A	-1.10%
MSCI Emerging Markets Index	19.13%	-8.80%	N/A	-1.01%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2012 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Small Cap Fund are 2.19%. The Net Expenses are 1.95%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Restoque Comercio e Confeccoes de Roupas S.A. (Brazil)	2.1%
Mr Price Group Ltd. (South Africa)	2.0%
Colgate-Palmolive India Ltd. (India)	1.9%
PT Mitra Adiperkasa Tbk (Indonesia)	1.8%
Security Bank Corp. (Philippines)	1.8%

Company	% of Net Assets
Universal Robina Corp. (Philippines)	1.7%
International Container Terminal Services, Inc. (Philippines)	1.6%
Trinity Ltd. (China)	1.5%
Koza Altin Isletmeleri A.S. (Turkey)	1.5%
Chroma ATE, Inc. (Taiwan)	1.5%

**	As of March 31, 2012, there were 98 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡Inception: October 1, 2007. The MSCI Emerging Markets and Small Cap indices are free float-adjusted market capitalization indices designed to measure equity market performance in the global emerging markets. You cannot invest directly in these or any indices.

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX) — Management Discussion	MARCH 31, 2012

The Wasatch Frontier Emerging Small Countries Fund is managed by a team of Wasatch portfolio managers led by Laura Geritz.

Laura Geritz, CFA Portfolio Manager

OVERVIEW

The Wasatch Frontier Emerging Small Countries Fund was launched January 31, 2012 during a strong period for stocks. The Fund lagged its benchmark, the MSCI Frontier Emerging Markets Index, since inception through March 31, 2012 as we invested the cash carefully. Anticipating what is becoming the typical second quarter market pullback, we intentionally reserved some cash hoping to see stock price dips in our best ideas. Early in the second quarter we saw this pattern of retrenchment start to rear its head and have started to deploy some cash.

DETAILS OF THE PERIOD

In this first write-up I’m going to focus on the thesis for launching this new Fund, our process, and why we think this asset class is well suited for Wasatch’s approach to investing.

This product has been in the works for several years. From a macro perspective, our belief is that the investment potential has moved on from large emerging markets such as Korea and Taiwan, and Brazil, Russia, India and China (collectively known as the BRICs), to smaller emerging countries including Peru, Colombia, Egypt, the Philippines, Thailand, Indonesia and the Czech Republic, and to frontier countries such as Kenya, Ghana, Nigeria, Bangladesh, Pakistan, Vietnam and Sri Lanka, to name a few. The universe has a large population. Today, frontier countries account for 21.6% of the world’s population.* This isn’t to say that investment returns won’t be strong in the large emerging countries. It is simply to point to a subset of the emerging world that is as yet undiscovered by many investors (and hence may offer better long term returns), where there is limited analyst coverage and less liquidity than in more developed emerging markets, and yet includes countries with large populations, favorable demographics and a growing middle class. Many of these countries have gross domestic product (GDP) per capita that is lower than traditional emerging markets but is growing at a fast rate. The universe of frontier markets also includes oil-rich Middle Eastern countries relegated to frontier status for liquidity and access reasons. As such, you don’t see the urbanization and upward mobility that you see in what I deem true frontier countries. This isn’t the opportunity set we typically seek unless valuations and quality warrant a second look. We typically seek investment opportunities in countries with upwardly mobile populations and domestic demand driven growth. We believe countries in both the frontier and smaller emerging markets offer these attributes.

Domestic economic opportunities may be one of the prime reasons the frontier emerging small countries asset class also offers low correlation with other markets and may enhance portfolio diversification for investors. The asset class is often touted as having low volatility as well. We saw this in our paper performance for the Fund prior to its launch. When the market was correcting in the third quarter of last year, this asset class held up remarkably well. Valuations in frontier countries tend to be lower and the dividend yields quite high, arguably offering some cushion in down markets.

Additionally, a key attribute that makes this set of frontier and emerging small countries interesting for us is the low coverage in the universe of companies we are researching — close to 20% of the Fund’s holdings have no analyst coverage. This is an active manager’s dream asset class; one where you get to roll up your sleeves, travel to lesser known places, and meet management teams from which others often don’t get the pleasure to learn. It is a chance to uncover a “World’s Best Growth Company” for the first time.

We ventured to Ghana and Kenya and twice to Nigeria in the last year, and in the most recent quarter to Myanmar, Cambodia, Laos, Bangladesh, Sri Lanka, Thailand and Pakistan. As one of the rare investors willing to visit these countries on an investment trip, our hosts rolled out the red carpet for us. Media perceptions are often far different from the realities you experience on the ground, where you see workers, families, and consumers who aren’t all that different from us. As more investors venture into these countries, we hope that naïve images will dissipate, driving not only potentially high returns for investors, but also a better life for many of the people in these countries. We hope that knowledge begets success.

OUTLOOK

The Wasatch Frontier Emerging Small Countries Fund is intended for long-term investors with the patience to recognize the potential of these markets. We believe the quality of the companies we have found in these regions is outstanding, and management has been top notch. Growth appears to be abundant and valuations lower than what you see in emerging markets, especially when you incorporate very high dividend yields.

The strategy isn’t without risks and we believe individual countries will witness setbacks. This is why country diversification is extremely important as a risk management tool — diversification is not driven by sectors as you see in more global products. We attempt to protect investors from the risk of having one country go astray through broad country selection. This takes hard work — the Fund is one of our most difficult products for research as the travel is challenging and data must be scrubbed rigorously. We have bulked up the international team with these challenges in mind and hope that we are early to an asset class where we see great long-term potential.

Thanks for your investment!

*	Source: Speidell, Lawrence, Frontier Market Equity Investing: Finding the Winners of the Future, CFA Research Foundation of CFA Institute, ISBN 978-1-934667-36-1, May 13, 2011.

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX) — Portfolio Summary	MARCH 31, 2012

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION* 1/31/12
Frontier Emerging Small Countries	N/A	N/A	N/A	2.50%
MSCI Frontier Emerging Markets Index	N/A	N/A	N/A	6.88%
MSCI Frontier Markets Index	N/A	N/A	N/A	5.34%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the Fund’s January 31, 2012 inception and prospectus, the estimated Total Annual Fund Operating Expenses for the Wasatch Frontier Emerging Small Countries Fund are 3.65%. The Net Expenses are 2.25%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as unstable currencies, highly volatile securities markets and political and social instability, which are described in more detail in the prospectus. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Unilever Nigeria plc (Nigeria)	3.1%
East African Breweries Ltd. (Kenya)	2.8%
Ecopetrol S.A. (Colombia)	2.7%
NagaCorp Ltd. (Cambodia)	2.5%
Nestlé Nigeria plc (Nigeria)	2.5%

Company	% of Net Assets
Nigerian Breweries plc (Nigeria)	2.2%
CP ALL Public Co. Ltd. (Thailand)	2.2%
Unilever Pakistan Ltd. (Pakistan)	2.2%
MTN Group Ltd. (South Africa)	2.1%
Chevron Lubricants Lanka plc (Sri Lanka)	2.1%

**	As of March 31, 2012, there were 95 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡Inception: January 31, 2012. The MSCI Frontier Emerging Markets and MSCI Frontier Markets indices are free float-adjusted market capitalization indices designed to measure equity market performance in the global frontier and emerging markets. You cannot invest directly in these or any indices.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Management Discussion	MARCH 31, 2012

The Wasatch Global Opportunities Fund is managed

by a team of Wasatch portfolio managers led by JB Taylor, Ajay Krishnan and Roger Edgley.

JB Taylor Portfolio Manager	Ajay Krishnan, CFA Portfolio Manager	Roger D. Edgley, CFA Portfolio Manager

OVERVIEW

The Wasatch Global Opportunities Fund gained 13.51% during the first quarter, and the MSCI AC World Small Cap Index rose 13.84%.

Stock markets around the world rallied sharply on optimism about the global economy. In the United States, gross domestic product (GDP) growth accelerated and the unemployment rate declined. Overseas, the European Central Bank pumped liquidity into the region’s banking system, and inflation expectations moderated in emerging countries.

Within the global small cap market, many of the best performers were stocks that were hit hardest when equities sold off in the last six months of 2011. These tended to be stocks of lower-quality companies or companies in riskier areas of the market. By contrast, many of what we see as higher-quality stocks that outperformed in the last six months of 2011 struggled to keep pace in the first quarter.

Given our focus on what we believe are high-quality companies, we are pleased that the Fund performed broadly in line with the benchmark this quarter. More importantly, the Fund has significantly outperformed since inception. We believe a key driver was that our quality-focused style helped to ease the downside during the volatile second half of 2011. The long-run power of compounding is greatly enhanced if losses can be mitigated in down markets.

DETAILS OF THE QUARTER

As the result of our bottom-up research, about 26% of the Fund is invested in emerging markets, compared to about 11% for the MSCI AC World Small Cap Index. This positively impacted performance in the quarter, since emerging markets posted stronger gains than developed markets. In addition, our emerging market stocks did better than their counterparts in the Index. Two of the Fund’s top performers were Yes Bank Ltd., an Indian financial services firm with strong earnings momentum, and Koza Altin Isletmeleri A.S., a Turkish gold mining company that is benefiting from high gold prices. In the short run, this piece of the portfolio can be volatile, because emerging markets are sensitive to swings in investor sentiment. But underneath the volatility, we see many businesses that we believe are high quality and which have the potential to become world-class companies.

In developed markets, top contributors included Gerry Weber International AG (Germany), Oxford Instruments plc (United Kingdom) and MonotaRO Co. Ltd. (Japan). Gerry Weber is an apparel company, and Oxford makes high-tech tools used in scientific and industrial applications. MonotaRO is an Internet-based distributor of maintenance, repair and operations products. All three are examples of companies that are experiencing fast growth despite operating in slower-growth economies. As bottom-up managers, we don’t begin with an objective to invest in specific countries. Instead, we look for the most interesting growth companies, wherever they may be located. This sometimes leads us to slower-growth economies that other managers avoid, but where valuations can be more attractive. In addition, many of the companies we find do business globally, which makes their country of domicile even less relevant. (Current and future holdings are subject to risk.)

The domestic (U.S.) portion of the portfolio gained approximately 10% this quarter but was a drag on overall performance. Many of the benchmark’s best-performing U.S. small cap stocks were names we typically avoid — those with speculative business models and little or no earnings. For example, some of the strongest returns came from biotechnology companies, homebuilders, low-growth restaurant chains and retailers that were recently on the brink of bankruptcy. We prefer to invest in companies with consistent earnings streams. While these stocks rarely lead the market when optimism is high, they tend to hold their own and then continue to grow and outperform in less-robust markets.

During the quarter, we shortened the list of stocks in the Fund. We continue to prudently move to a more concentrated portfolio, consisting of what we believe are the very best ideas Wasatch has to offer around the world.

OUTLOOK

It seems many investors believe the global economy has regained its footing after the events of last year, which included a pause in the U.S. recovery, a downgrade in the U.S. government’s credit rating and a flare-up in the European debt crisis. We remain cautious, having seen little change in the fundamental underpinnings of the major developed economies. We are also concerned that earnings expectations around the globe could be too high. For the past several years, earnings growth has been enhanced with impressive increases in operating margins. Going forward, cost cutting will be more difficult and, if revenue growth stalls, earnings could disappoint.

Despite the uncertain backdrop, we feel confident about how the Fund is positioned. We believe the domestic portion of the portfolio is full of high-quality names with stable, consistent earnings. On the international side, our focus is on fast-growing companies that are benefiting from rising consumerism in countries like China and India. We think this is a compelling mix of stocks with the potential to produce strong returns over time.

Thank you for the opportunity to manage your assets.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Portfolio Summary	MARCH 31, 2012

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 11/17/08
Global Opportunities	20.58%	-2.26%	N/A	28.85%
MSCI AC World Small Cap Index	22.08%	-3.95%	N/A	24.07%
S&P Global SmallCap Index	22.05%	-3.70%	N/A	22.72%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2012 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Opportunities Fund are 1.79%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small and micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Being non-diversified, the Fund can invest a larger portion of its assets in the securities of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Wirecard AG (Germany)	1.8%
Elekta AB, Class B (Sweden)	1.8%
Knight Transportation, Inc.	1.7%
MSC Industrial Direct Co., Inc., Class A	1.7%
Copart, Inc.	1.6%

Company	% of Net Assets
MonotaRO Co. Ltd. (Japan)	1.6%
Power Integrations, Inc.	1.6%
Rotork plc (United Kingdom)	1.5%
Abcam plc (United Kingdom)	1.5%
CETIP S.A.-Mercados Organizados (Brazil)	1.5%

**	As of March 31, 2012, there were 102 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡Inception: November 17, 2008. The MSCI AC World Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, including securities of U.S. issuers, with market capitalizations between US $200 million and $1.5 billion. The S&P Global SmallCap Index is an unmanaged index and includes reinvestment of all dividends of issuers located across developed and emerging markets, including the United States, that fall in the bottom 15% of their country’s market cap range. You cannot invest directly in these or any indices.

WASATCH HERITAGE GROWTH FUND (WAHGX) — Management Discussion	MARCH 31, 2012

The Wasatch Heritage Growth Fund is managed by a team of Wasatch portfolio managers led by Chris Bowen and Ryan Snow.

Chris Bowen Portfolio Manager	Ryan Snow Portfolio Manager	OVERVIEW Stock prices continued their forward march during the first quarter with major market indices recapturing levels not seen since the early stages of the financial crisis nearly four years ago.

While global economic challenges are still front-page fare, investor concern seems to have abated somewhat in recent months, perhaps owing more to “less bad” news rather than to the implementation of any real solutions. However, although far from being out of the woods, the U.S. economy in particular is presenting the appearance of a slow recovery. The improved outlook and the low yields of most other investable asset classes contributed to investors pushing stock prices higher.

The Wasatch Heritage Growth Fund delivered a healthy gain of 10.67% and underperformed its benchmark, the Russell Midcap Growth Index, which surged 14.52% during the first quarter of 2012.

Overall, we are pleased with the Fund’s positive absolute return during the quarter. As we frequently mention, we expect that the Fund will underperform somewhat during strong market environments due to what we see as the high quality nature of our holdings. As investors ratchet up the risk dial, they typically become less concerned about quality and long-term earnings stability, which can drive up the stock prices of companies with more speculative business prospects.

Despite the strong absolute return, the Fund was hurt in part by a couple of holdings in the energy sector with exposure to declining natural gas prices. Our patience in deploying a higher-than-normal cash position also caused a slight drag on performance relative to the Index. Rising stock prices have made it difficult to find new companies that meet our investment criteria as valuations have become less attractive. Thus, we will remain patient in working down the cash position until the market inevitably provides us with enticing opportunities like it did at the end of the third quarter in 2011.

DETAILS OF THE QUARTER

In our view, a core element that most distinguishes us from portfolio managers on Wall Street is that we conduct our own equity research — we are in the trenches actually performing the full spectrum of analytical work. The norm in the industry is for teams of internal or external analysts to feed investment ideas to the portfolio manager, who then selects stocks based, to a large extent, on the research of others.

Whether we are screening for prospective companies or continuing to dig deeper researching our existing holdings, we know of no better way than to be intimately involved in the investment management process from beginning to end. The forward-looking financial models we build supply us with some answers, but primarily help us to ask the right questions.

For almost any company, there are only a couple of critical drivers that really make it tick. We believe that by accurately boiling our analysis down to these factors, we can focus on meaningful data and tune out the noise of non-significant elements. This enables us to build more realistic earnings models, which we believe leads to better investment decisions.

A good illustration is MSC Industrial Direct Co., Inc. MSC is competing in and consolidating the enormous industrial supply industry. A significant way management grows the business is simply by hiring more of the right kinds of knowledgeable sales people and then giving those people the tools to be more productive. So for our model, we focus on dual factors — the number of associates along with their revenue productivity. Based on the interpretation of this data, we feel like we can model a reasonable estimate of the company’s future growth and earnings.

Amphenol Corp., a long time holding in the Fund, was the top contributor during the quarter. The producer of electrical cables wasn’t buoyed by any significant news, other than management provided good forward looking guidance and the company continues to effectively integrate its many acquisitions, which is one of its key growth strategies.

Falling natural gas prices weighed on the stock prices of two holdings — Ultra Petroleum Corp. and CARBO Ceramics, Inc. New discoveries and a drop in usage due to warmer-than-usual winter weather have contributed to the current natural gas supply glut. (Current and future holdings are subject to risk.)

OUTLOOK

Even though market volatility has recently been tempered, we would be surprised to see the trend continue. We feel that there are just too many tough decisions global policymakers need to make in order to keep the markets on an upward trajectory. As we did last fall, we stand ready to make selective purchases when opportunities arise.

The growth level of companies in the Fund continues to meet our expectations. While many companies over the past few years have had to slash expenses in order to increase earnings per share, for the most part, the Fund’s holdings have been able to increase earnings through organic growth and smart acquisitions. As many companies begin to run out of expenses to trim, we foresee that the strong capital positions of our portfolio companies will allow growth driven by fundamental business operations to continue.

Thank you for the opportunity to manage your assets.

WASATCH HERITAGE GROWTH FUND (WAHGX) — Portfolio Summary	MARCH 31, 2012

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 6/18/04
Heritage Growth	23.22%	6.08%	4.67%	6.05%
Russell Midcap® Growth Index	27.39%	4.43%	4.44%	7.71%
S&P 500 Index	25.89%	8.54%	2.01%	4.98%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2012 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Heritage Growth Fund are 1.04%. The Net Expenses are 0.95%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in mid cap funds will be more volatile and loss of principal could be greater than investing in large cap funds. Equity investing involves risks including potential loss of the principal amount invested.

*	Not annualized.

TOP TEN EQUITY HOLDINGS**

Company	% of Net Assets
Cognizant Technology Solutions Corp., Class A	5.3%
MSC Industrial Direct Co., Inc., Class A	4.8%
IHS, Inc., Class A	4.7%
Copart, Inc.	4.1%
Amphenol Corp., Class A	3.8%

Company	% of Net Assets
St. Jude Medical, Inc.	3.4%
Tim Hortons, Inc. (Canada)	3.1%
Expeditors International of Washington, Inc.	2.9%
Linear Technology Corp.	2.9%
Ross Stores, Inc.	2.8%

**	As of March 31, 2012, there were 43 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡Inception: June 18, 2004. The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell Midcap Growth Index are also members of the Russell 1000 Growth Index. The S&P 500 Index represents 500 of the United States’ largest stocks from a broad variety of industries. The index is unmanaged, and a common measure of common stock total return performance. You cannot invest directly in these or any indices.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Management Discussion	MARCH 31, 2012

The Wasatch International Growth Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley.

Roger D. Edgley, CFA Portfolio Manager

OVERVIEW

The Wasatch International Growth Fund had a return of 17.23% for the first quarter of 2012, and outperformed its benchmark, the MSCI AC World Ex-U.S.A. Small Cap Index, which returned 14.29%. Clearly, sentiment improved across global markets. European markets were strong but we also saw strong returns across the emerging markets, some of which had corrected a lot in 2011.

DETAILS OF THE QUARTER

The major stock contributors in the first quarter ranged from Indian financials, including LIC Housing Finance Ltd., Mahindra & Mahindra Financial Services Ltd. and Gruh Finance Ltd., to UK industrials, including Rotork plc and Oxford Instruments plc. The top performers were widely dispersed with 12 of the top 25 coming from emerging markets. In terms of countries, the largest contributors to performance relative to the benchmark were India, Turkey, Brazil and the Philippines, which we believe speaks to the diverse range of countries we invest in. In terms of sectors, the Fund did well across most sectors. We outperformed in consumer discretionary, consumer staples, financials, and industrials, which represents approximately 65% of the Fund. We underperformed in health care and information technology, which equals about 15% of the Fund.

As we entered the second quarter, concern over European sovereign debt has again become a major source of anxiety. Apropos of that, it may be a good time to discuss our strategy in Europe and what we look for in companies, where we see opportunity, and how we tackle a difficult region where perceived risks to economic growth are high. In the last quarter, we had a weight of about 28% in Western Europe compared to the benchmark at approximately 36%. However, we were overweight in Eastern Europe at nearly 5% versus 1.2% for the Index. We slightly underperformed the Index in Western Europe, however, our weightings elsewhere had higher returns than Western Europe (e.g., Eastern Europe was up almost 31%).

What is our approach in Europe? The foundation of what we do is focus on high quality, long-term growth companies. With economic difficulties hampering Europe’s growth, it is harder for individuals and corporations to feel inclined to spend or invest, so growth is scarcer. We own companies that are in newer areas like e-commerce, Wirecard AG (Germany), Yoox S.p.A. (Italy) and Delticom AG (Germany), for example, and biotechnology with names such as Abcam plc (United Kingdom). We also own companies whose markets are global. Rotork and Oxford Instruments are good examples. These companies are not simply subject to growth in their own economies — they are in new and expanding niches that represent more dynamic areas of change. The common thread we see across all these companies is their financial efficiency and quality — with strong returns on capital and well managed balance sheets.

What other opportunities are there in Europe? It is worth mentioning an example of a company we added to the portfolio in the first quarter. Europe has some major luxury brands that are sought after across the world. In the age of the Internet and a rapidly growing middle class in Asia and Latin America, brands can create their own growth. In mid-2011, the stock of Salvatore Ferragamo S.p.A., listed in Italy, traded sideways for months in difficult European markets, when the virtues of a company were more easily overlooked. We bought the stock on the basis of its attractive margins, returns and growth potential, backed by what we believe is a reasonable valuation considering the above (Ferragamo is never inexpensive!). The company has a strong luxury brand name in footwear, leather goods and apparel. Despite European woes, revenues grew 26% in 2011 and there was strong growth in Asia. Sales from Asia are larger than from the U.S. or Europe and are slightly over 30% of total sales. (Current and future holdings are subject to risk.)

OUTLOOK

As we look toward the rest of 2012, we are concerned that this year may be a trying repeat of 2011. There are some more positive signs like the pickup in the U.S. economy and lower inflation pressure in the emerging economies. However, export markets are weak globally, which is bad for Asia, and we seem to be in a slow, grinding recovery in the developed markets. These can be reasonable times to invest, though, with tempered valuations and slower equity flows into countries in the emerging world.

We are grateful to all our shareholders for their support.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Portfolio Summary	MARCH 31, 2012

AVERAGE ANNUAL TOTAL RETURNS

	Six Months*	1 YEAR	5 YEARS	SINCE INCEPTION 6/28/02
International Growth	20.98%	1.41%	1.43%	11.53%
MSCI AC World Ex-U.S.A. Small Cap Index	14.75%	-8.55%	-0.47%	11.62%
MSCI World Ex-U.S.A. Small Cap Index	14.42%	-7.37%	-2.11%	10.16%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2012 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Growth Fund are 1.57%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Rotork plc (United Kingdom)	3.1%
Elekta AB, Class B (Sweden)	2.3%
First Pacific Co. Ltd. (Hong Kong)	2.3%
Campbell Brothers Ltd. (Australia)	2.3%
Wirecard AG (Germany)	2.1%
Abcam plc (United Kingdom)	2.0%

Company	% of Net Assets
Mahindra & Mahindra Financial Services Ltd. (India)	1.9%
International Container Terminal Services, Inc. (Philippines)	1.8%
Koza Altin Isletmeleri A.S. (Turkey)	1.8%
MonotaRO Co. Ltd. (Japan)	1.8%

**	As of March 31, 2012, there were 85 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡Inception: June 28, 2002. The MSCI AC World Ex-U.S.A. Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities. The MSCI World Ex-U.S.A. Small Cap Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets, excluding the United States. You cannot invest directly in these or any indices.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Management Discussion	MARCH 31, 2012

The Wasatch International Opportunities Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley and Laura Geritz.

Roger D. Edgley, CFA Portfolio Manager	Laura Geritz, CFA Portfolio Manager	OVERVIEW Global markets rebounded strongly in the first quarter of 2012, driven by improving economic data in the United States as well as easing concerns about risks to the European financial system.

The Wasatch International Opportunities Fund returned 16.92% during the first quarter of 2012 and comfortably outperformed its benchmark, the MSCI AC World Ex-U.S.A. Small Cap Index, which returned 14.29% during the same period.

While our stocks did well across a number of geographies and sectors in the quarter, the Fund’s outperformance of the Index was primarily attributable to our positions in India, which contributed 2.15 of the 2.63 percentage points of outperformance. Since members of our team, including Wasatch Emerging India Fund* portfolio manager Ajay Krishnan, recently spent three weeks visiting companies in eight cities throughout India, we thought it would be illustrative of our process to highlight some our top performing Indian names this quarter.

DETAILS OF THE QUARTER

Even though our team has visited India numerous times in the past, this trip left us particularly optimistic about the long-term prospects of the country. Despite the real bureaucratic and regulatory gridlock that continues to create near-term headwinds in some sectors, many of the management teams we met with conveyed a strong sense of competence in their ability to navigate the contemporary challenges India faces.

Amara Raja Batteries Ltd. is one of the largest manufacturers of batteries for automotive and industrial applications in India. Thanks to its alliance with Johnson Controls** (U.S.), it is widely considered to be a technology leader in India’s nascent battery industry and the company is continuing to take share in its markets. Discussions with management confirmed that there is significant headroom for growth, but also alerted us to the potential for increasing competition in its markets. With the stock up nearly 50% in the quarter, we have trimmed back our position to better recognize some of the risks revealed in our meeting with management.

Another industrial name whose management we recently spoke with is FAG Bearings India Ltd., another strong contributor to the quarter’s performance. This company is one of the largest players in the rapidly growing bearing industry, with market leading positions in specific niches. Despite some cyclical exposure that can create near-term uncertainties, long term drivers like improving rural economics, infrastructure growth, and rising middle class consumption will continue to generate demand for world-class bearings, and we believe this company is well positioned to take advantage of that growth.

One of our goals for this latest trip to India was to better understand the dynamics of India’s decorative paint industry, which we have invested in for some time. Our meetings with all the major paint manufacturers in the industry confirmed our optimism for Berger Paints India Ltd., one of the top contributors to performance in the Fund this quarter. Management discussed in detail their strategy to shift their mix toward higher margin premium and water-based products. Confidence in management and the dynamics of the industry confirmed the company’s place in the portfolio. (Current and future holdings are subject to risk.)

After meeting with nearly 50 management teams from across all sectors throughout all regions of the country (including some managers who don’t typically meet with investors), we came away impressed with the large number of companies that we think are high quality and fit well with the portfolio. And while we are conscious of our significant overweight in India relative to our benchmark, we are now even more comfortable with the bottom-up analysis that continues to drive our allocation there.

Overall, our bottom-up fundamental research process has helped us create a portfolio of what we believe are high quality micro cap companies that doesn’t always mirror our benchmark. For example, our biggest geographic allocation differences relative to the benchmark continue to be Japan (13 percentage points underweight), India (12 percentage points overweight), and Indonesia (7.5 percentage points overweight). While these variances may cause fluctuations relative to the benchmark from quarter to quarter, we are confident that from a long-term, bottom-up perspective, our shareholders can potentially benefit from companies we believe are high quality, which we have discovered in these dynamic emerging economies.

OUTLOOK

We are wary that austerity, in response to stimulus measures undertaken in western economies, will continue to create fiscal headwinds around the globe, but one thing we’ve learned over the years is that there always seems to be high quality companies with long-term drivers that can do well in spite of macroeconomic challenges. Global travel and on-site visits will continue to be a hallmark of our fundamental research and will continue to lead us to the World’s Best Growth Companies of tomorrow.

Thank you for the opportunity to manage your assets.

*	The Wasatch Emerging India Fund’s investment objective is long-term appreciation of capital.

**	As of March 31, 2012, the Wasatch International Opportunities Fund was not invested in Johnson Controls, Inc.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Portfolio Summary	MARCH 31, 2012

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 1/27/05
International Opportunities	15.73%	-3.98%	0.10%	8.39%
MSCI AC World Ex-U.S.A. Small Cap Index	14.75%	-8.55%	-0.47%	6.95%
MSCI World Ex-U.S.A. Small Cap Index	14.42%	-7.37%	-2.11%	5.05%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2012 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Opportunities Fund are 2.55%. The Net Expenses are 2.25%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
MonotaRO Co. Ltd. (Japan)	2.5%
PT Mitra Adiperkasa Tbk (Indonesia)	2.1%
Super Group Ltd. (Singapore)	1.9%
Restoque Comercio e Confeccoes de Roupas S.A. (Brazil)	1.9%
Wirecard AG (Germany)	1.9%

Company	% of Net Assets
Abcam plc (United Kingdom)	1.8%
PT Hexindo Adiperkasa Tbk (Indonesia)	1.7%
Yoox S.p.A. (Italy)	1.6%
PT Resource Alam Indonesia Tbk (Indonesia)	1.6%
Domino’s Pizza Enterprises Ltd. (Australia)	1.6%

**	As of March 31, 2012, there were 89 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡Inception: January 27, 2005. The MSCI AC World Ex-U.S.A. Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities. The MSCI World Ex-U.S.A. Small Cap Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets, excluding the United States. You cannot invest directly in these or any indices.

WASATCH LARGE CAP VALUE FUND (FMIEX / WILCX ) — Management Discussion	MARCH 31, 2012

The Wasatch Large Cap Value Fund is managed by a team of Wasatch portfolio managers led by Ralph Shive and Michael Shinnick.

Ralph C. Shive, CFA Portfolio Manager	Michael L. Shinnick Portfolio Manager

OVERVIEW

The Wasatch Large Cap Value Fund — Investor Class returned 9.37% during the first quarter of 2012, representing a good absolute return but lagging the 11.12% return of the Russell 1000 Value Index.

The first quarter saw a strong start to 2012 for U.S. stocks. Modest growth in the U.S. looked good compared to a crippled Europe and even a slowing China. An apparent bottoming in the housing sector, decent retail sales and modest job growth implied the recovery is still in motion, although it remains painfully slow. In addition, it is difficult to know the extent to which extremely early spring weather influenced the rally in the quarter.

Among the strongest performers in the first quarter were banks, which were pummeled in 2011, information technology companies, which create productivity enhancing products, and retailers in general, which surprised us as disposable personal income growth remains stagnant. Sales were helped by a declining savings rate, which is a long-term concern. Telecommunication services and utilities were weak, as the prevalent “risk on” trade does not favor these defensive sectors. Slowing growth data from China hindered some commodity-related firms.

DETAILS OF THE QUARTER

A longstanding underweight in financials accounted for most of our underperformance versus the benchmark as the banking subsector in the Index was a particularly strong performer, and one where we still have a lack of conviction about the quality and transparency of balance sheets among many banks. Strong performance and an overweight in information technology helped during the quarter, as did strong performance and an underweight in utilities.

In terms of individual companies, Microsoft Corp. and Intel Corp. had strong performance during the quarter. We believe both are high-quality balance sheet companies with slow growth characteristics. At 11 times earnings with growing dividends we think the stock prices for both companies should trend higher. Another holding that performed well, and to which we added early in the quarter, was Harris Corp. Harris is classified as being in the information technology sector, but we think of it as an industrial company that sells communications equipment to governments, mostly in the U.S. but abroad as well. While the stock was up approximately 26% in the first quarter, we don’t see why it shouldn’t sell at 11 times 2012 earnings estimates, which implies considerable room on the upside. The new CEO has taken decisive action to close a money-losing subsidiary and raised the dividend 18% in the quarter.

On the disappointing side was Ultra Petroleum Corp., a domestic natural gas producer whose stock continued its downward trend along with natural gas prices. We had thought that the unique, cleaner qualities of gas would help prices stay firm and that the company’s market cap size was amenable for a takeover. While the former view turned out to be overly optimistic, we think the latter still holds.

Barrick Gold Corp. was weak in the quarter as the price of gold dropped. The company’s earnings were up as were its gold reserves. With many countries printing money we like holding a gold producer.

New positions in the quarter included retailer Macy’s, Inc. We funded this position in part by trimming some of our position in Wal-Mart Stores, Inc. We believe Macy’s has a higher growth profile because its higher income customer base is better positioned to weather the weak recovery. In the consumer discretionary sector, we added Ford Motor Co., as automobile production appears to be experiencing a sustainable recovery. Ford did not take government money and it has a balance sheet that bears watching closely. Finally, we took a starting position in eBay, Inc. We believe PayPal is eBay’s growth engine and that the firm’s prospects are supported by growth in online and mobile transactions. (Current and future holdings are subject to risk.)

OUTLOOK

There is no shortage of concerns as we look forward to the rest of 2012. Among these worries are seemingly intractable U.S. government deficits, state and local unfunded liabilities and slow job creation. However, bottom up data in areas such as jobs, sales, earnings and dividends continues to show slow improvement. Therefore, we remain nearly fully invested during this unusual and quixotic business recovery.

Uncertainties with the potential to affect market stability in coming months include the upcoming U.S. election. It may promote further anxiety or surprise us and lead to increased common sense and unity! As the quarter was ending, Spain was displaying many of the symptoms of Greece, reminding everyone that the financial crisis in Europe has not been solved. Spain is a much larger country and economy than Greece, and a solution may be more difficult to attain.

Overall, we expect modest positive results in corporate earnings, and we believe we own inexpensive securities with the potential to appreciate in value.

Thank you for the opportunity to manage your assets.

WASATCH LARGE CAP VALUE FUND (FMIEX / WILCX) — Portfolio Summary	MARCH 31, 2012

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Large Cap Value (FMIEX) — Investor	22.08%	-1.08%	1.77%	6.68%
Large Cap Value (WILCX) — Institutional	22.10%	-1.06%	1.78%	6.68%
Russell 1000® Value Index	25.68%	4.79%	-0.81%	4.58%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2012 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Large Cap Value Fund — Investor Class: 1.11%, Net 1.10% / Institutional Class: 0.98%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investments in value stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. Loss of principal is a risk of investing.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Intel Corp.	2.5%
JPMorgan Chase & Co.	2.3%
Marathon Oil Corp.	1.9%
ConocoPhillips	1.9%
Wal-Mart Stores, Inc.	1.8%

Company	% of Net Assets
Harris Corp.	1.7%
Archer Daniels Midland Co.	1.7%
Travelers Cos., Inc. (The)	1.7%
BlackRock, Inc.	1.7%
CVS Caremark Corp.	1.7%

**	As of March 31, 2012, there were 73 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 1000 Value Index measures the performance of Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in these or any indices.

WASATCH LONG/SHORT FUND (FMLSX) — Management Discussion	MARCH 31, 2012

The Wasatch Long/Short Fund is managed by a team of Wasatch portfolio managers led by Michael Shinnick and Ralph Shive.

Michael L. Shinnick Portfolio Manager	Ralph C. Shive, CFA Portfolio Manager	OVERVIEW In another strong quarter for equities, the Wasatch Long/Short Fund provided a substantial positive return while trailing the S&P 500 Index. While we were pleased with the

Fund’s absolute performance, relative performance lagged somewhat even after adjusting for the Fund’s short exposure in a rising market.

U.S. stocks started 2012 on a strong note. While the U.S. economy showed relatively modest signs of improvement, this contrasted well with a Europe hobbled by a debt crisis and with moderating growth in China. Positive indicators in the U.S. were found in an apparent bottoming in the housing market, reasonable retail sales levels and modest job growth. While the domestic recovery may be happening in slow motion, it appears to be ongoing.

Looking at the market’s strongest sectors, financials, especially commercial banks, rebounded after being beaten down in 2011, and information technology companies creating productivity-enhancing products also performed strongly. Retailers overall did well, despite stagnant disposable personal income growth, helped by a declining savings rate, which is somewhat concerning. The weakest areas were telecommunication services and utilities as investors favored riskier, less defensive sectors in the quarter.

DETAILS OF THE QUARTER

Security selection within the financials and information technology sectors, the best-performing groups in the S&P 500, was the biggest detractor from relative performance. Within financials, we continue to own insurers that we believe have strong balance sheets and stable business models. All of our insurers rose during the quarter, including Loews (+6%), CNA Financial (+10%), Unum Group (+17%), and Allstate (+21%). We were underweight banks, owning just two, Fifth Third Bancorp and Huntington Bancshares, which returned 12% and 18%, respectively. We were pleased with our financial holdings, although they were not as strong during the quarter as some of last year’s laggards which bounced strongly off their lows, driving financials overall within the S&P 500 to a return of 22%.

Within information technology, we were pleased with the returns from such stalwarts as Intel, Cisco Systems and Microsoft, and we added to all three in the quarter. Last quarter’s big winner, Akamai Technologies, also moved higher, and we have been trimming our position there as the valuation increases. The Fund’s major disappointment within technology was Silicon Graphics, which was down nearly 16% in the quarter. The company announced results and annual guidance that disappointed us and other investors. In our opinion, the recently appointed CEO has strong credentials and a proven track record. His actions to reduce losses in Europe should deliver earnings benefits moving forward. While we have been frustrated with Silicon Graphics’ pace of progress, we continue to see significant value and remain large shareholders.

The short side of the Fund had mixed results. However, we were pleased that our group of short positions was up less than 1% in such a strong quarter for stocks. Major winners on the short side included Goodyear Tire & Rubber, Tiffany & Co. and calls on Akamai Technologies. During the quarter, we covered some consumer discretionary shorts that moved against us, including Harley-Davidson and Under Armour.

The biggest contributors to the Fund’s results versus the S&P 500 were on the long side and within energy. These included energy drillers Ensco, Noble Corp. and Devon Energy. Long-term shareholders know that we opportunistically adjust our positions in drillers based on valuations, and our decision to aggressively raise the position sizes in Noble and Ensco was rewarded as their stock prices rose nearly 22% and almost 14%, respectively. This quarter, we made a similar decision to increase our position in land driller and pressure pumper Patterson-UTI Energy, as well as to initiate a position in diversified energy services provider Halliburton. In our opinion, these energy services stocks have been priced for a collapse in drilling activity given the recent substantial declines in natural gas prices. However, this fails to credit the outlook for sustained revenues as higher specification equipment and activity levels are needed in domestic market oily basins compared to dry gas drilling.

OUTLOOK

We continue to be cautious on adding to short positions given the strength of the overall market. We are finding opportunities and have seen valuation premiums rising for certain groups. A new large short position has been established in Verizon Communications along with a corresponding long position in Vodafone Group. We think the market is not properly assigning valuations for Verizon Wireless, in which Vodafone owns a 45% stake. Caterpillar is another new short position. The company’s stock is being priced for dramatic growth in the face of what is clearly a slowing global economy, particularly as it pertains to activities such as mining coal.

On the long side, we initiated additional new positions in the e-commerce space via WebMD Health and Ancestry.com, as both companies experienced dramatic price declines on acknowledged slowing in their growth rates. We believe both companies have strong, cash rich balance sheets and good cash generation capabilities for their re-set levels of growth. (Current and future holdings are subject to risk.)

We believe the Fund is well positioned to benefit from future market advances while we have tried to mitigate downside risk.

We thank you for your investment with us.

WASATCH LONG/SHORT FUND (FMLSX) — Portfolio Summary	MARCH 31, 2012

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 8/1/03
Long/Short	15.61%	1.06%	5.06%	6.30%
S&P 500 Index	25.89%	8.54%	2.01%	6.27%
Citigroup U.S. Domestic 3-Month Treasury Bills Index	0.01%	0.05%	1.12%	1.87%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2012 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Long/Short Fund are 1.63%. The expense ratio shown elsewhere in this report may be different. Expenses include dividend expense on short sales and interest expense. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

The Fund makes short sales of securities which involve the risk that losses may exceed the original amount invested. Equity investing involves risks, including potential loss of the principal amount invested. Being non-diversified, the Fund can invest a larger portion of its assets in the securities of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Loews Corp.	4.6%
Convergys Corp.	3.7%
CNA Financial Corp.	3.2%
Intel Corp.	2.9%
Ensco plc ADR (United Kingdom)	2.9%

Company	% of Net Assets
Wal-Mart Stores, Inc.	2.8%
Patterson-UTI Energy, Inc.	2.8%
Cisco Systems, Inc.	2.7%
Unum Group	2.7%
Devon Energy Corp.	2.7%

**	As of March 31, 2012, there were 57 long and 11 short holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡Inception: August 1, 2003. The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged but is a commonly used measure of common stock total return performance. The Citigroup U.S. Domestic 3-Month Treasury Bills Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. You cannot invest directly in these or any indices.

WASATCH MICRO CAP FUND (WMICX) — Management Discussion	MARCH 31, 2012

The Wasatch Micro Cap Fund is managed by a team of Wasatch portfolio managers led by Daniel Chace.

Daniel Chace, CFA Portfolio Manager

OVERVIEW

The Wasatch Micro Cap Fund gained 13.86% during the first quarter. The Fund outperformed the Russell 2000 Index, which rose 12.44%, but trailed the 15.29% increase in its primary benchmark, the Russell Microcap Index.

It was another strong quarter for U.S. equities. All of the major market indices rallied in response to positive economic data, particularly the employment numbers. In addition,

Greece reached a deal to restructure its debt, and a special lending facility offered by the European Central Bank eased funding pressures in the region.

With risk appetites rising, investors gravitated toward the smallest, most volatile stocks in the market. Many of these names had lagged last year, only to bounce back with large gains in the first quarter. Given our focus on micro caps, the especially strong performance of the smallest stocks was a tailwind for the portfolio relative to the Russell 2000 Index. But it was a headwind relative to the Russell Microcap Index, because the Russell Microcap has more exposure to very small, volatile stocks than the Fund.

Generally, our companies continue to post solid earnings. Their weighted-average earnings growth rate was in the mid-teens in the most recent quarterly reporting period. This was in line with what we were expecting and consistent with our long-run target for the Fund.

DETAILS OF THE QUARTER

One of our best-performing stocks this quarter was Gordmans Stores, Inc. Gordmans is a big-box discount retailer that operates about 75 stores, primarily in the Midwest. The company experienced a pause in same-store sales growth last year, although we believe management executed well on gross margins during that period. In March, Gordmans reported a pickup in same-stores sales growth and continued margin expansion. The stock took off on the news and was up approximately 76% for the quarter. We continue to like Gordmans because we think there is significant headroom for new store expansion, and management continues to execute well.

Our foreign-listed holdings gained approximately 21% this quarter, outperforming our domestic holdings and the Russell Microcap Index. One of our best-performing foreign names was LMA International N.V. (Singapore), which makes laryngeal masks that are used in surgery in place of endotracheal tubes. The stock was beaten down badly during the recession. But we held onto it, and it has proved to be a low, double-digit grower and a solid one- and three-year portfolio contributor. With an interesting product, good margins and a strong leader at the helm, we think LMA has more growth ahead of it.

CorVel Corp., a provider of services for managing workers’ compensation claims, was one of the few stocks in the Fund that was down substantially. In January, the company reported a fairly average quarter. Margins were below where we thought they would be, although this was because a high-margin piece of the business has some lumpiness to it. That said, between the so-so quarterly results and a negative report written by a short seller, the stock came under pressure. Then in March, the CEO resigned to rejoin his previous employer, and the stock got even weaker. CorVel was our largest holding coming into the quarter, and the CEO’s departure prompted us to cut our position. We still think CorVel can implement its growth strategy, which is to transition from selling its services to third-party administrators to becoming a third-party administrator itself. Consequently, the stock is still a meaningful weight in the portfolio. But with the change in leadership, we no longer felt comfortable having it as our largest weight. (Current and future holdings are subject to risk.)

The market for initial public offerings (IPOs) seemed to pick up nicely during the quarter, and we participated in a few of them. Even though we do not always participate in IPOs given the most interesting businesses are often highly marketed, the stocks expensive and allocations on deals minimal, we are still excited to have these companies in the public markets. They refresh the micro cap space, and we generally get a second chance with the ones we like — either when the lock-ups come off and insiders can sell again, or when investors’ expectations come back to earth.

OUTLOOK

The U.S. economy has been showing signs of improvement, though still inconsistent. Nonetheless, global economic uncertainty persists. The European Central Bank has been injecting liquidity into the financial system, but the region’s debt problems have not been resolved. In addition, growth is slowing in China, which raises the question whether the country’s economy will have a soft landing or a hard one. Against this backdrop, it is not difficult to envision downside scenarios for the U.S. economy and stock market. But barring some major shock, we feel reasonably positive about the environment.

We also feel positive about the quality of our portfolio companies and the earnings growth we are seeing from them. Following the strong gains in the market over the past six months, we are less enthusiastic about valuations as a whole. In general, we think the fastest-growing micro cap companies in the market have gotten expensive relative to their growth prospects. We own a few of these names and have been trimming them back. However, we own many more stocks whose valuations we believe are still reasonable, including stocks that have had nice returns that seem to have more room to run.

Thank you for the opportunity to manage your assets.

WASATCH MICRO CAP FUND (WMICX) — Portfolio Summary	MARCH 31, 2012

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Micro Cap	28.86%	0.00%	0.10%	6.71%
Russell Microcap® Index	31.23%	-2.06%	-1.16%	5.72%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2012 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Fund are 2.16%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Power Integrations, Inc.	2.8%
Hibbett Sports, Inc.	2.6%
Gordmans Stores, Inc.	2.5%
DealerTrack Holdings, Inc.	2.2%
Interactive Intelligence Group, Inc.	2.1%

Company	% of Net Assets
DFC Global Corp.	2.0%
CorVel Corp.	1.9%
Akorn, Inc.	1.9%
Peet’s Coffee & Tea, Inc.	1.8%
Marten Transport Ltd.	1.8%

**	As of March 31, 2012, there were 90 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. Data for the Index from 6/30/00 until its official start date of July 1, 2005 was from a paper portfolio. You cannot invest directly in this or any index.

WASATCH MICRO CAP VALUE FUND (WAMVX) — Management Discussion	MARCH 31, 2012

The Wasatch Micro Cap Value Fund is managed by a team of Wasatch portfolio managers led by Brian Bythrow.

Brian Bythrow, CFA Portfolio Manager

OVERVIEW

Stock markets continued on a positive course in 2012’s first quarter. The appearance of more datapoints indicating renewed growth in the U.S. and global economies made investors more willing to take on more risk. At this point, it’s unclear whether the recovery in the U.S. — aided by easy monetary policy from the Federal Reserve (Fed), lower payroll taxes, and other government stimuli — will be sustainable over the longer term, but for now modest economic growth is encouraging.

In this environment, the Wasatch Micro Cap Value Fund returned 14.11% for the first quarter of 2012, slightly behind the Russell Microcap Index, which returned 15.29% over the same period. This modest underperformance can be attributed in part to our underweighting in small banks, which experienced a significant rebound over the period. In addition, our holdings in the commercial banks industry hadn’t been as badly beaten up as many of their peers, and thus didn’t stage quite as strong a rally.

The current climate has been generally beneficial for companies in our portfolio, though they haven’t depended on a strong macroeconomic backdrop to generate attractive levels of earnings growth.

DETAILS OF THE QUARTER

A number of our stronger holdings over the quarter came from the consumer discretionary sector. We hold an overweight position in this sector, and it was the strongest-performing part of the micro cap market for the period. Now that consumers are feeling a bit more confident, they’re willing to spend a bit more. Investors, in turn, are gaining more confidence in companies that depend on that consumer spending. For example, Gordmans Stores, Inc., a smaller value-priced retailer, was our top contributor to performance for the period. This company is still lesser known and somewhat unproven relative to its rivals, and its lower valuation reflected that. After Gordmans posted strong quarterly results early in the year, however, investors took note and pushed the stock price up significantly.

Another major contributor to performance for the quarter was Caribou Coffee Co., Inc. We purchased this stock while the company was in turnaround mode. Now it has been able to report some strong numbers and move into a period of growth, with investors rewarding that progress. Smith & Wesson Holding Corp., a new addition to the portfolio, has benefited from more than rising consumer confidence. The easing of gun laws in many states, and a greater interest in personal protection, helped spark greater demand for handguns.

Consumer names from outside the U.S. — particularly emerging markets — also recorded good results for the period. Even though consumers in many of these markets didn’t go through a slump, stock prices often were quite inexpensive.

One of these was Thailand’s Siam Global House, a small chain of home-improvement superstores similar to those found in the U.S. We met with the company’s management team while on a trip to the region earlier this year. Although the company currently has a small base of around a dozen stores, it has ambitious plans for unit growth over the next decade, driven by Thailand’s rising household incomes. We added this position to the portfolio during the quarter, and it has already contributed to performance.

While investors may have gained some appetite for risk, they’re not entirely unwary. Among our detractors from performance this quarter was Higher One Holdings, Inc., a payment processor geared to the higher-education finance market. While we still have confidence in the company’s long-term prospects, investors have responded negatively to a perceived lack of visibility in its earnings outlook. CorVel Corp., a health care management company, was another detractor, knocked down by concerns over the departure of the company’s CEO. (Current and future holdings are subject to risk.)

OUTLOOK

Over the past several years, we have gradually moved the Fund’s median market capitalization up from about $300 million to approximately $500 million. This still lands us squarely in micro cap territory, and allows us greater flexibility and liquidity in managing the Fund. In some long-term testing, we found that tinier names were not generating better relative performance for the Fund.

The moderately higher market capitalization gives us some room to add new assets, so we reopened the Fund to new investors during the quarter for the first time since 2010. We have only taken this step because we feel confident we can invest these additional assets without diluting long-term performance, which remains a priority for us.

On the whole, we’re happy with our portfolio of companies that we see as being reasonably valued while putting up healthy levels of earnings growth. In our view, these companies have the tools to continue growing even if the economy doesn’t accelerate from its current modest pace. The Fed has signaled a continuation of its easy money policy for the next few years. Historically, smaller cap stocks have done well in that kind of environment.

Although the small cap market indices appear somewhat pricey after a couple of strong quarters, our portfolio companies look significantly undervalued relative to those in the benchmark. We don’t believe valuations on our companies are overstretched, and we are sticking firmly with our discipline of seeking out and holding less expensive, undiscovered companies offering attractive growth potential. We will continue to trim positions when we feel they have become expensive, and look for opportunities to add new companies at valuations that allow significant potential for growth.

Thank you for the opportunity to manage your assets.

WASATCH MICRO CAP VALUE FUND (WAMVX) — Portfolio Summary	MARCH 31, 2012

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 7/28/03
Micro Cap Value	22.77%	-2.14%	2.59%	10.77%
Russell Microcap® Index	31.23%	-2.06%	-1.16%	5.78%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2012 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Value Fund are 2.37%. The Net Expenses are 2.34%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Virtus Investment Partners, Inc.	2.7%
First Cash Financial Services, Inc.	1.9%
DFC Global Corp.	1.8%
ClickSoftware Technologies Ltd. (Israel)	1.7%
NorthStar Realty Finance Corp.	1.6%

Company	% of Net Assets
Allegiant Travel Co.	1.6%
Body Central Corp.	1.6%
Colony Financial, Inc.	1.6%
Beacon Roofing Supply, Inc.	1.6%
Volterra Semiconductor Corp.	1.6%

**	As of March 31, 2012, there were 105 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡Inception: July 28, 2003. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. Data for the Index from 6/30/00 until its official start date of July 1, 2005 was from a paper portfolio. You cannot invest directly in this or any index.

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Management Discussion	MARCH 31, 2012

The Wasatch Small Cap Growth Fund is managed by a team of Wasatch portfolio managers led by Jeff Cardon.

Jeff Cardon, CFA Portfolio Manager

OVERVIEW

The Wasatch Small Cap Growth Fund gained 14.20% in what was a very strong quarter for the U.S. equity markets. Stocks advanced on improving economic data in the United States and a period of relative calm in Europe’s debt crisis.

The Fund outpaced the Russell 2000 Growth Index, which rose 13.28%, and the Russell 2000 Index, which was up 12.44%. We typically have a hard time outperforming in buoyant markets, when the high-quality consistent growth stocks we like to own begin to look less exciting to investors. So we are pleased with our performance in this environment.

For the first time since the March 2009 bottom, investors appear to have a larger appetite for risk. This typically follows a market bottom and is accompanied by a period of strong performance among low-quality stocks. Here we are, three years later, and only now are we seeing the risk taking of a traditional off-the-bottom “junk” rally.

The lack of a pronounced junk rally up to this point explains why our relative performance has been uncharacteristically strong coming off the 2009 bottom. We believe investors were unwilling to fully embrace a risk-taking stance given the unusual severity of the financial crisis and the mounds of public debt accompanying the rebound. Going forward, if we do enter a prolonged phase of risk taking, it may be more difficult for us to deliver substantial relative outperformance against the Index. The good news of this scenario is that absolute returns would potentially be strong because such a scenario implies stronger U.S. economic growth and the absence of more debt-induced crises either at home or abroad.

DETAILS OF THE QUARTER

Some of our best-performing stocks this quarter were ones that lagged last year. They included Icon plc, a contract research organization for clinical drug trials, and Vistaprint N.V., which sells marketing products and services to small businesses over the Internet. While we consider both to be high-quality companies, their fundamentals were weaker than our average company in 2011. Neither firm has seen a material change in its short-run fundamentals, but a more buoyant stock market has benefited these previously beaten-down stocks.

Yes Bank Ltd., an Indian financial services company, is another name that did exceptionally well following a difficult 2011. Unlike Icon and Vistaprint, Yes Bank has continued its strong uninterrupted growth. The stock has been impacted by the volatility in the Indian market, which was weak last year but has been one of the strongest markets year-to-date. With an average gain of more than 20%, our positions in Yes Bank and other foreign-listed companies positively impacted performance this quarter.

One of our most powerful long-term investment themes is the need for businesses to increase productivity in the lower-growth, increasingly competitive global economy. One of the best ways to accomplish this is to invest in technology-related products and services with compelling economic paybacks. A number of our information technology stocks benefit from this focus on delivering efficiency, including Sourcefire, Inc. and Ultimate Software Group, Inc. Both were top contributors this quarter.

Polypore International, Inc. was one of the relatively small number of stocks in the Fund that had negative returns in the strong market. Polypore makes filtration membranes used in batteries, including the lithium batteries used in electric cars. The stock fell sharply on news that a large customer will be investing in its own membrane technology. We believe the sell-off was overdone. First, the customer is looking to replace membranes in applications where Polypore is not a supplier; Polypore is not being displaced. Our research suggests that Polypore’s competitive position in the lithium battery market for automobiles is unchanged. While the timing is uncertain, we believe meaningful adoption of electric and hybrid cars is inevitable and that this will become a key market for Polypore.

Blue Nile, Inc. is another name that lagged. Blue Nile sells fine jewelry, especially engagement rings, over the Internet. The company’s business has been impacted by the tough economy and a decline in the number of marriages in the United States. Despite these cyclical headwinds, we think Blue Nile will thrive over the long run by taking market share from traditional “bricks and mortar” jewelers. An efficient and low-cost Internet model allows Blue Nile to sell jewelry at prices that are 30% below retail. (Current and future holdings are subject to risk.)

OUTLOOK

As the equity markets gain momentum, investors are beginning to feel more comfortable buying riskier and lower-quality stocks. At times like these, our inclination is to become more cautious. In our opinion, valuations are not especially attractive given the recent market strength. Although the global economy is on firmer ground than it was a few years ago, none of the world’s fundamental problems have been seriously addressed. Of particular concern is the massive amount of government debt in the United States and Europe.

If the market does take a breather, we believe the Fund has the potential to outperform the small cap indices. However, if stock prices continue to surge, the Fund has the potential to generate strong returns but may underperform. In this scenario, we will not chase performance; we will continue to execute our discipline of investing in quality companies while paying close attention to valuation. As long-term investors, we believe that buying stocks of true growth companies with strong balance sheets and paying reasonable prices for them makes the most sense.

Thank you for the opportunity to manage your assets.

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Portfolio Summary	MARCH 31, 2012

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Small Cap Growth	27.46%	7.14%	6.43%	6.97%
Russell 2000® Growth Index	30.26%	0.68%	4.15%	6.00%
Russell 2000® Index	29.84%	-0.18%	2.13%	6.45%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2012 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Growth Fund are 1.24%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Knight Transportation, Inc.	4.4%
Ultimate Software Group, Inc.	3.7%
Power Integrations, Inc.	3.2%
Life Time Fitness, Inc.	2.8%
MSC Industrial Direct Co., Inc., Class A	2.7%

Company	% of Net Assets
Peet’s Coffee & Tea, Inc.	2.5%
Hibbett Sports, Inc.	2.3%
Wirecard AG (Germany)	2.1%
Yes Bank Ltd. (India)	1.9%
Rue21, Inc.	1.8%

**	As of March 31, 2012, there were 92 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indices.

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX) — Management Discussion	MARCH 31, 2012

The Wasatch Small Cap Value Fund is managed by a team of Wasatch portfolio managers led by Jim Larkins.

Jim Larkins, MBA Portfolio Manager

OVERVIEW

The first quarter picked up where

the fourth quarter of 2011 left off,

with outstanding performance for the broader U.S. equity market. Small cap stocks, in particular, performed well in the first three months of 2012 based on the 11.59% return of the Fund’s benchmark, the Russell 2000 Value Index. Although the Fund gained 11.30% as stronger economic growth and improved news flow out of

Europe supported performance results for many of our holdings, the performance of the Investor Class of shares fell slightly short of the benchmark.

DETAILS OF THE QUARTER

An important contributor to first quarter performance was our Fallen Angel discipline, which seeks opportunities in one-time growth companies whose stocks have fallen into value territory due to short-term developments. Our Fallen Angel approach was well-suited to the environment, as optimistic investors embraced stocks that have struggled in the short term but that continue to represent longer-term opportunities. This was particularly true among our consumer-oriented investments. Lumber Liquidators Holdings, Inc., a retailer selling hardwood flooring for residential homes, delivered a strong gain during the quarter. We trimmed our weighting in Lumber Liquidators due to its higher valuation, but we maintain a position on the belief that demand for its products can continue to improve. Chico’s FAS, Inc. also generated a robust gain as the company’s sales rebounded following an inventory misstep.

The Fund’s first quarter performance also benefited from one of our holdings being taken over. Advance America Cash Advance Centers, Inc., a provider of consumer loans, was bought by Grupo Elektra,* a Mexican retail and financial company. We found AEA’s improving balance sheet and earnings growth to be attractive, and apparently Grupo Elektra did as well.

The Fund’s largest detractor was managed care provider CorVel Corp. whose share price fell sharply after the CEO was hired away by a larger company. While we viewed this as a negative development, which prompted us to reduce our weighting in CorVel, we kept a position on the expectation that the company can maintain its favorable growth profile.

Our energy investments also did not keep pace during the first quarter. Northern Oil and Gas, Inc. lost ground after management did not raise expectations for the coming year. We continue to believe that the company’s investments in the oil-rich Bakken shale can provide upside to future results. Ultra Petroleum Corp. is sensitive to the falling price of natural gas and was our largest detractor in the energy sector. We increased our position in the stock, as we believe the company’s status as a low-cost producer will prove valuable in the long run.

Rising stock prices prompted us to reduce or sell a

number of holdings during the first quarter. For example, Herbalife Ltd. — a former Fallen Angel — built on last year’s strong performance behind rising international sales of healthy-meal replacement products. Believing its valuation had become fully realized, we exited the position after nearly three and a half years of ownership.

Takeovers and rising valuations weren’t the only factors prompting us to trim positions during the quarter. The competitive landscape changes quickly for many of our companies, and we elected to sell a number of our investments when we felt that the management teams and business models would no longer be able to compete effectively and provide upside potential to the Fund. On this basis, we sold Big 5 Sporting Goods Corp., our long-time semiconductor holding Supertex, Inc., and for-profit education provider Bridgepoint Education, Inc.

We continue to find opportunities to put the proceeds from these sales to work, even as the rally in small caps moves toward its seventh month. We expect continued improvement in the economy this year, which should provide a tailwind for some companies in the information technology sector. For instance, we took a new position in Fallen Angel Interactive Intelligence Group, Inc., a vendor of telephony products for call centers whose “cloud”-based systems appear well positioned to take market share in this large industry. We think cloud computing, a model for delivering information technology services over the Internet through web-based tools and applications, remains an important growth area in technology.

Another new investment this quarter was Darling International, Inc., one of the leading rendering companies in the United States. Rendering is the process of recovering fats and proteins from the meat, poultry and restaurant industries. A transformative acquisition of a major competitor, along with improving industry dynamics, prompted us to take a position in what we see as an Undiscovered Gem (Wasatch’s term for a company that has little or no coverage by Wall Street analysts). (Current and future holdings are subject to risk.)

We believe these new purchases help illustrate a key

benefit of small cap investing — opportunities to invest in inefficiently priced individual stocks even when prices in the broader market have been climbing for an extended period.

OUTLOOK

While we are encouraged by the strong start to the year and the mounting evidence of an economic recovery, we remain concerned about the state of the global debt crisis and the political uncertainty worldwide. We strive to manage these risks by focusing on investing in the type of high-quality, financially healthy, undervalued companies that should prove resilient if external factors begin to weigh on stock prices.

Thank you for the opportunity to manage your assets.

*	As of March 31, 2012, the Wasatch Small Cap Value Fund was not invested in Grupo Elektra.

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX) — Portfolio Summary	MARCH 31, 2012

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Small Cap Value (WMCVX) — Investor	23.08%	-1.79%	0.04%	5.63%
Small Cap Value (WICVX) — Institutional	23.40%	-1.53%	0.10%	5.66%
Russell 2000® Value Index	29.41%	-1.07%	0.01%	6.59%
Russell 2000® Index	29.84%	-0.18%	2.13%	6.45%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2012 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Value Fund — Investor Class: 1.32% / Institutional Class: 1.23%, Net: 1.19%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Copart, Inc.	4.4%
Body Central Corp.	2.9%
CorVel Corp.	2.6%
Chico’s FAS, Inc.	2.6%
Polypore International, Inc.	2.5%

Company	% of Net Assets
Vistaprint N.V.	2.4%
Corporate Executive Board Co. (The)	2.3%
Allegiant Travel Co.	2.2%
MSC Industrial Direct Co., Inc., Class A	2.2%
Portfolio Recovery Associates, Inc.	2.1%

**	As of March 31, 2012, there were 60 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indices.

WASATCH STRATEGIC INCOME FUND (WASIX) — Management Discussion	MARCH 31, 2012

The Wasatch Strategic Income Fund is managed by a team of Wasatch portfolio managers led by Sam Stewart.

Samuel S. Stewart, Jr. PhD, CFA Portfolio Manager

OVERVIEW

The first quarter performance of the Wasatch Strategic Income Fund was right down the center of the plate. The Fund’s 9.29% return was nestled right in the sweet spot between the returns of stocks and bonds. The S&P 500 Index reached a four-year high with a 12.59% gain during the quarter, while the Barclays Capital U.S. Aggregate Bond Index was up 0.30% as nearly rock bottom interest rate levels slowed bond returns.

I have to admit I was a little taken

aback by the breadth of the stock market rally during the first quarter. Markets are never predictable, but without a strong market trend and with plenty of global economic uncertainty I felt we had entered “a stock picker’s market”  — a period where company fundamentals would rule the roost. Although I still feel the same way, the stock picker’s market I expected didn’t arrive early this year as the rising market tide lifted most stocks in 2012’s first quarter.

The Fund’s high cash position — which hovered around 17% — hindered performance during the rally. However, that is a price I’m willing to pay in an effort to lend stability to the portfolio in what I believe is an exceptionally unstable environment. I plan to spend a portion of the excess cash when the market provides opportunities to acquire stocks at more attractive valuations.

I continue to focus on companies that have both the willingness and the ability to increase their dividend payments. As of late, I’ve started to see increased willingness among companies in the Fund to boost their dividends, with average payouts rising by double digits over the past year.

DETAILS OF THE QUARTER

A majority of the Fund’s assets are invested in two sectors  — financials and information technology. As a bottom up stock picker, I am much more interested in specific company fundamentals than general market forecasts or themes. However, in my view, some of the best investment opportunities happen to exist among companies in these sectors. I think that is the case for a couple of reasons.

First, with the Fund’s focus on tempering volatility, I believe dividends lend a reasonable measure of stability to a company’s stock price. Finance companies, at least those held in the Fund, typically pay a larger dividend compared to companies in the broader market.

Secondly, technology companies, which historically have tended to reinvest profits back into their businesses, now in many cases find themselves in cash rich positions and are starting to either initiate dividends or increase their payouts. Also, once the market factor is eliminated from returns, technology and financial equities tend to have a degree of negative correlation with each other. By owning companies in both sectors, I believe that the volatility of the Fund will be further diminished.

Capital One Financial performed well during the quarter, returning over 31%. The financial service provider, known primarily for its credit card operations, recently finalized a pair of acquisitions. It took over HSBC’s $30 billion credit card business and then diversified its portfolio by purchasing ING Groep’s U.S. online banking unit. Improving credit tailwinds resulted in fewer charge-offs helping to boost profitability.

Through my efforts to further diversify the Fund, I added a few new names in the energy sector. As it becomes more and more difficult to extract oil out of the ground I believe that Suncor Energy, Occidental Petroleum and CARBO Ceramics — all dividend payers — are each well-positioned to benefit from rising prices.

Ultra Petroleum was the largest detractor from performance during the quarter. It also operates in the energy sector, but has a significant presence in natural gas exploration and production. With the sharp drop in natural gas prices owing to the glut of supply caused primarily by new discoveries and warmer than normal winter weather, the stock price retreated. As the only non-dividend paying stock in the Fund I am currently weighing my options about its future place in the portfolio.

OUTLOOK

At the macroeconomic level, data has shown a modestly positive trend over recent months. Furthermore, U.S. and Eurozone central banks continue to signal that the liquidity environment will remain favorable to the equity markets. Eventually, the markets will be weaned off stimulus efforts and stocks will have to be weighed on fundamental criteria. In that respect, I believe the Fund is particularly well-positioned.

I plan to continue trimming our large weight in financial stocks and to redeploy some of the assets into more defensive companies in the utilities, consumer staples and health care sectors. Even though I like the high yields from most of our financial holdings, with stock valuations trending upward and with the economic environment still on unsure footing I feel that the Fund needs to play defense through further diversification.

Even though new companies will likely be added, I intend to reduce the net number of stocks held in the Fund so that I can concentrate on what I think are the very best ideas.

I remain cautiously bullish, although admittedly I’m even more of a cautious bull than I was three months ago. Given the recent market strength, company valuations now command much more of my attention. As overall valuations have become richer, identifying the quality and durability of earnings growth has become even more important. I think it’s wise to save a little dry powder for investing in discounts that may arise during pullbacks.

Thank you for the opportunity to manage your assets.

WASATCH STRATEGIC INCOME FUND (WASIX) — Portfolio Summary	MARCH 31, 2012

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	SINCE INCEPTION 2/1/06
Strategic Income	23.31%	8.19%	2.17%	4.79%
S&P 500 Index	25.89%	8.54%	2.01%	3.74%
Barclays Capital U.S. Aggregate Bond Index	1.43%	7.71%	6.25%	6.02%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2012 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Strategic Income Fund are 1.76%. The Net Expenses are 1.50%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

W asatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

With respect to the Fund’s assets invested in fixed income securities, you are subject, but not limited to, the same interest rate, inflation and credit risk associated with the underlying fixed-income securities owned by the Fund. Return of principal is not guaranteed. Equity investing involves risks, including potential loss of the principal amount invested. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Visa, Inc., Class A	5.1%
MasterCard, Inc., Class A	4.9%
Colony Financial, Inc.	4.5%
Capital One Financial Corp.	4.1%
CapitalSource, Inc.	4.0%

Company	% of Net Assets
Herbalife Ltd.	3.6%
KKR Financial Holdings, LLC	3.5%
NorthStar Realty Finance Corp.	3.1%
Intel Corp.	2.9%
PowerShares Dynamic Pharmaceuticals Portfolio	2.9%

**	As of March 31, 2012, there were 41 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. ‡Inception: February 1, 2006. The S&P 500 Index represents 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged, and a common measure of common stock total return performance. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody’s Investors Service, Standard & Poor’s, or Fitch Investor’s Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the SEC and must be publicly issued. You cannot invest directly in these or any indices.

WASATCH ULTRA GROWTH FUND (WAMCX) — Management Discussion	MARCH 31, 2012

The Wasatch Ultra Growth Fund is managed by a team of Wasatch portfolio managers led by Paul Lambert, John Malooly and Ajay Krishnan.

Paul Lambert Portfolio Manager	John Malooly, CFA Portfolio Manager	Ajay Krishnan, CFA Portfolio Manager

OVERVIEW

After a solid fourth quarter last year, U.S. stocks added another quarter of double-digit gains. There appeared to be more positive signs in the U.S. economy, though it’s not yet clear how long or strong the recovery will be. With the employment picture showing gradual but steady improvement, consumer confidence gained momentum.

European markets were positive, as Greece was able to negotiate additional bailout financing. Although Greece and Europe aren’t yet out of the proverbial woods, investors welcomed the more stable environment. Emerging markets set an especially strong pace over the period.

The return of 13.99% posted by the Wasatch Ultra Growth Fund was slightly ahead of the Russell 2000 Growth Index, which returned 13.28% in the first quarter of 2012.

DETAILS OF THE QUARTER

In this period of improving consumer confidence, our strongest performer was Gordmans Stores, a smaller, value-priced retailer. Gordmans’ same-store sales figures — an important metric for retailers — are good, but not stupendous. The real story that drove its stock price higher was unit growth. New store openings are accelerating, and it appears the new stores are positioned to do well. Going forward, Gordmans should find it easier to post stronger year-on-year same-store sales comparisons.

A number of our other contributors to performance over the period came from the information technology (IT) sector, though they operate in diverse industries. Among these was Cognizant Technology Solutions which benefited from companies’ willingness to spend on IT consulting and outsourcing even if they are not yet ready to conduct large-scale hiring. Sourcefire, a provider of sophisticated computer network security systems, posted a strong quarter and has a new product cycle launching. With ever-growing concerns about hacking and other network intrusions, Sourcefire appears poised to attract even more attention in coming months.

Also in the tech sector, Tangoe, a provider of software that helps companies manage their communications equipment costs, posted healthy results. We find companies like this compelling because they offer their clients a high return on investment (ROI) — the price they pay for products and services is more than repaid in greater efficiency and cost savings. High ROI may be of particular interest when the economy is weak and corporate budgets constrained, but doesn’t lose its appeal in a heartier economic environment.

We added a number of intriguing new holdings. One of these was Black Diamond, a provider of sophisticated, higher-end outdoor gear. About half of its business centers on winter sports, such as backcountry skiing and ice climbing, while the other half focuses on sports like backpacking and rock climbing. Based near our Salt Lake City headquarters, the company has a strong history of organic growth, and has the ability to move into new recreational fields through acquisitions. As Black Diamond’s brand recognition expands, there’s the potential for major growth in the apparel area.

First Cash Financial Services, a provider of secured consumer loans, was a holding that we sold due to high valuation. We added the company to the Fund again in the quarter now that it appears more reasonably valued. First Cash has extensive U.S. operations and has been in the Mexican market for more than a decade, giving it an early lead advantage over competitors. The company is experiencing good unit growth as well as strong same-store figures, and is buying back stock.

The greatest detractor from performance for the quarter was Polypore International. The company makes membranes used in batteries of many different sizes and types. The company had been a strong performer, benefiting from demand for battery-powered devices ranging from consumer electronics to cars, but recently, disruption in the production of battery-powered cars — an important, growing market for Polypore’s products — dampened investors’ sentiment toward the company. We remain confident in Polypore’s longer-term prospects, however.

Another significant detractor was OPNET Technologies, a provider of tools that help corporate IT departments monitor and maintain their cloud-based computing systems. The decline in the company’s stock price, we believe, reflects market expectations rather than deteriorating fundamentals. Technological innovation tends to come from small companies like OPNET, rather than from established giants. If OPNET keeps executing at a high level, we believe it can attract interest as an acquisition target. (Current and future holdings are subject to risk.)

OUTLOOK

From the big-picture standpoint, it appears the economy is gaining strength, though earnings growth among U.S. companies remains a little scarce. Within the Fund, we are pleased that our companies have continued to grow at a rate well in excess of the gross domestic product (GDP) growth rate.

The main question now is whether the economy will continue to recover, or whether it will stage a retreat. The answer should become apparent in the next few months. In the meantime, given the markets’ recent strong run, it could be difficult to find companies with strong fundamentals whose stocks are reasonably priced. We will continue to look for investments that meet our fundamental criteria and seek opportunities to add them at acceptable prices.

Thank you for the opportunity to manage your assets.

WASATCH ULTRA GROWTH FUND (WAMCX) — Portfolio Summary	MARCH 31, 2012

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Ultra Growth	21.76%	1.30%	2.90%	4.35%
Russell 2000® Growth Index	30.26%	0.68%	4.15%	6.00%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2012 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Ultra Growth Fund are 1.43%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Cognizant Technology Solutions Corp., Class A	3.7%
Greenspring Global Partners II-B, L.P.	3.1%
Power Integrations, Inc.	2.9%
Polypore International, Inc.	2.8%
Silicon Laboratories, Inc.	2.3%

Company	% of Net Assets
Ultimate Software Group, Inc.	2.3%
DFC Global Corp.	2.1%
Gordmans Stores, Inc.	2.1%
IDEX Corp.	2.0%
Interactive Intelligence Group, Inc.	2.0%

**	As of March 31, 2012, there were 95 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in these or any indices.

WASATCH WORLD INNOVATORS FUND (WAGTX) — Management Discussion	MARCH 31, 2012

The Wasatch World Innovators Fund is managed by a team of Wasatch portfolio managers led by Sam Stewart and Josh Stewart.

Samuel S. Stewart, Jr. PhD, CFA Portfolio Manager	Josh Stewart Portfolio Manager

OVERVIEW

The global stock markets built on their strong finish to 2011 with an equally fast start to 2012. The benchmark for the Wasatch World Innovators Fund, the MSCI AC World IMI, gained 12.14% in the first quarter. The Fund outperformed the benchmark, returning 15.17% and building on the over 12 percentage points of outperformance it delivered in 2011. We are pleased, and frankly a little surprised, by the result this quarter, as we have tended to keep up in strong “risk on” rising markets and add the most value in flat or down “risk off” markets. Our first quarter outperformance therefore feels like a bonus.

We spent the winter pruning the number of companies in the Fund in order to focus on our highest conviction investments. The number of companies in the portfolio dropped to 69 by the end of the quarter, down from 91 at the end of September 2011. Our top 10 positions now represent approximately 31% of the portfolio, versus nearly 28% at the end of September. In paring down the portfolio, we have focused on eliminating stocks that are experiencing negative growth or downward revisions to future earnings estimates. We currently have no positions in stocks experiencing negative top-line growth, and only eight holdings in stocks with negative earnings trends. In these cases, we believe the outlook justifies our investment despite the near-term growth challenges.

Valuation is now our largest concern, as the six-month rally has stretched valuation multiples. Rather than chasing expensive stocks, we spent much of the quarter focused on increasing the stability and defensiveness of the Fund. Our cash balance increased from just over 11.3% at the end of December to almost 16% at the end of March. Holding more cash in a bull market is a drag on performance relative to the Index and, in fact, we would have outperformed by an even wider margin had we stayed fully invested. However, we think it is wise to keep some cash available for a rainy day with valuations at their current levels.

DETAILS OF THE QUARTER

Reflecting the favorable market environment, nearly every stock we owned rose during the first quarter. While we invest in innovators across the full spectrum of sectors, many are either information technology or health care companies. We solidly outperformed in both of these sectors, which are our two largest overweights, and each contributed over two percentage points to our outperformance relative to the benchmark.

Our top contributor was Apple, Inc., which added nearly two percentage points to the Fund’s 15%-plus return. The Fund’s largest individual holding, Apple was propelled by the strong results it reported during the quarter. Bio-Reference Laboratories, Inc. added nearly one percentage point as the company’s strong results served to refute a bearish report that weighed on the stock’s performance late last year. A number of other holdings also delivered strong performance and generated about a half-percentage point worth of relative performance, including Visa, Inc., MasterCard, Inc., Mindray Medical International Ltd., Herbalife Ltd., eBay, Inc. and NuVasive, Inc., as well as the European companies Sartorius Stedim Biotech and DiaSorin S.p.A. There were no substantial detractors during the quarter, although a few newer holdings — such as Ancestry.com, Inc., SodaStream International Ltd. and Arcos Dorados Holdings, Inc. — detracted modestly from our return. (Current and future holdings are subject to risk.)

OUTLOOK

We’re pleased with the results of the first quarter and the past 12 months. Not only has the Fund outperformed, but also we believe we’ve done so without taking on excess risk. During the past year, the Fund has generally performed better than the benchmark on days that the market has fallen. At the same time, our individual holdings delivered strong fundamental results — the average reported revenue and earnings growth rates of the companies we hold in the Fund both rose to above 20%. We believe these two numbers illustrate that execution on the individual company level, and not excessive risk-taking, has been the key driver of our strong performance.

The recent market rally will inevitably taper out given the strong gains in the broader indices over the past six months. However, we are confident that the companies we own have innovative business models that should allow them to continue to grow market share even in a downturn. We are confident that finding these disruptive companies will prove a successful investment strategy and provide the potential for outstanding long-run returns.

Thank you for the opportunity to manage your assets.

WASATCH WORLD INNOVATORS FUND (WAGTX) — Portfolio Summary	MARCH 31, 2012

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
World Innovators	22.84%	12.94%	5.51%	6.90%
MSCI AC World IMI	20.20%	-1.18%	0.09%	5.97%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2012 prospectus, the Total Annual Fund Operating Expenses for the Wasatch World Innovators Fund are 1.97%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in concentrated funds will be more volatile and loss of principal could be greater than investing in more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	Not annualized.

TOP 10 EQUITY HOLDINGS**

Company	% of Net Assets
Apple, Inc.	4.5%
Google, Inc., Class A	3.9%
MasterCard, Inc., Class A	3.8%
Visa, Inc., Class A	3.7%
Abcam plc (United Kingdom)	3.0%
eBay, Inc.	2.9%

Company	% of Net Assets
Intel Corp.	2.7%
DiaSorin S.p.A. (Italy)	2.4%
Mindray Medical International Ltd. ADR (China)	2.3%
Valeant Pharmaceuticals International, Inc. (Canada)	2.1%

**	As of March 31, 2012, there were 69 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN†

†	Excludes securities sold short and options written, if any.

††	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The MSCI AC World IMI (All Country World Investable Markets Index) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of large, mid, and small cap companies across developed and emerging markets throughout the world. You cannot invest directly in this or any index.

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Management Discussion	MARCH 31, 2012

Paul W. Gifford, CFA Portfolio Manager

OVERVIEW

The Wasatch-1st Source Income Fund returned 0.53% for the first quarter of 2012. During this time, the Barclays Capital U.S. Intermediate Government/Credit Bond Index returned 0.61%. Corporate bonds performed well during the quarter. Bonds with the lowest credit ratings were the best performers. Bonds rated BBB, the lower end of the investment grade market, were up 2.52%. The Fund is modestly overweight in corporate bonds but we are under the Index weighting in BBB rated bonds.

ECONOMIC ACTIVITY

A metaphor often used to describe the economy as it moves from recovery to expansion is that of a second-stage booster rocket that kicks in just as parts of the spacecraft are falling away. The economy is essentially attempting this second stage as businesses go beyond simple inventory building and calling back laid-off workers to investing for longer-term growth. The restructuring of Greece’s debt is seen as positive after months of questions and is a piece of debris falling away.

Federal Reserve (Fed) Chairman Ben Bernanke voiced his desire for more expansion recently in a speech. He emphasized the need for the economy to grow faster to reduce unemployment to a more reasonable level.

INTEREST RATES

The Fed’s accommodative monetary policies are expected to remain in place through late 2013. This means continued low interest rates to allow time for more recovery and eventual solid “second-stage” expansion in the economy.

During the quarter, interest rates rose modestly resulting in bond returns of near zero. Credit sectors of the bond market offered a modest spread to treasuries to minimize the loss as interest rates rose. The 10-year Treasury bond began the quarter at less than 2.0% and rose to a little over 2.2% at quarter-end. For the first time in several quarters, the rise in rates led to a negative return for some longer maturity government bonds. The low rate environment increases the likelihood that some sectors of the fixed income market will produce negative returns.

THREE YEARS AND COUNTING

March 6, 2009 marked the low point in the bear market when the S&P 500 Index* reached an intraday low of 666. At that point, the S&P 500 had fallen 57% in 18 months. Today, the S&P 500 has rebounded and is only about 10% below its all-time high. At the height of the financial crisis, extraordinary events took place and governments around the globe took unprecedented steps. Today, we are taking baby steps in what promises to be an elongated process of unwinding the multitude of programs instituted during the crisis.

The two largest issues — likely also to be the most difficult to solve — are the low interest rate structure engineered by the Fed and the massive debt and annual deficit of the federal government. These two are more intertwined than we may like. The Fed has kept short-term rates at a record low since December 2008 and implemented two versions of “quantitative easing.” These programs have benefited highly indebted consumers at the expense of savers. The U.S. government is also benefiting from low interest rates. Five years ago, the average rate paid on government debt outstanding was approximately 5.25%. Today, the average rate is around 2.70%. Five years ago, total federal debt outstanding was $8 trillion. Today, it is $15 trillion.** Amazingly, the federal government’s annual interest expense is almost the same as it was in 2006 but with nearly twice as much debt.

Markets become accustomed to low interest rates making it hard to eliminate monetary easing. Borrowers become attached to the idea that rates will remain low and that they will be able to take advantage of them for years to come. Changing that mindset could be difficult.

While consumers and many corporations reduced debt, the federal government increased spending and debt. Balancing the federal budget would require cuts in expenditures equal to 8% to 9% of gross domestic product (GDP) — a challenge exacerbated by an economy only growing 2%. The magnitude of the cuts practically mandates the inclusion of entitlement programs such as Social Security and Medicare — not a palatable option for many politicians.

The general improvement in the economy gives politicians some wiggle room to start addressing the consequences of efforts to mitigate the financial crisis. Witnessing the events in Europe should scare them into action; but we are not sure they will act. Our nation’s fiscal mess is the main reason not to be more optimistic about the U.S. economy.

FUND STRATEGY

The Fund’s largest weighting is in corporate bonds at 39% (up from 37% last quarter) versus 34% for the Index. The credit quality of corporations has continued to improve on good earnings and balance sheet cash. We have been overweight in financial sector corporate bonds (15% vs. 10%) as this has been the least expensive portion of the investment grade market in our view. Bank and brokerage earnings have been strong as the economy has recovered. We own companies like JP Morgan, Morgan Stanley and Fifth Third Bancorp. We also have a significant overweight in the industrials sector (22% vs. 15%), favoring names such as Caterpillar, Disney, Oracle and Pepsi.

The Fund also has a 23% weighting in mortgage-backed securities. We continue to favor GNMA securities, which now account for 60% of the Fund’s asset-backed bonds. Their high quality and more stable cash flow make them attractive investments in today’s interest rate environment.

Thank you for the opportunity to manage your assets.

*	The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged but is a commonly used measure of common stock total return performance.

**	Source: http://www.treasurydirect.gov/NP/NPGateway and http://www.treasurydirect.gov/govt/rates/pd/avg/2012/2012_03.htm

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Portfolio Summary	MARCH 31, 2012

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
Income	0.90%	4.27%	4.48%	4.19%
Barclays Capital U.S. Intermediate Government/Credit Bond Index	1.46%	6.09%	5.67%	5.29%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2012 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-1st Source Income Fund are 0.72%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”). See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

*	Not annualized.

TOP 10 HOLDINGS**

Holding	Maturity Date	% of Net Assets
U.S. Treasury Note, 3.625%	8/15/19	4.3%
U.S. Treasury Note, 3.250%	12/31/16	3.3%
Federal National Mortgage Assoc., Series 0000, 1.000%	3/21/17	2.1%
General Electric Capital Corp., MTN, 5.400%	2/15/17	1.9%
U.S. Treasury Note, 2.750%	12/31/17	1.7%
Federal National Mortgage Assoc., 2.625%	11/20/14	1.6%

Holding	Maturity Date	% of Net Assets
Federal Home Loan Mortgage Corp., 2.500%	5/27/16	1.5%
Federal National Mortgage Assoc., 4.875%	12/15/16	1.5%
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8, 5.650%	9/20/19	1.2%
Government National Mortgage Assoc., Series 2010-68, Class YE, 3.000%	5/20/39	1.2%

**	As of March 31, 2012, there were 177 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index considered representative of the performance of government and corporate bonds with maturities of less than 10 years. You cannot invest directly in this or any index.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Management Discussion	MARCH 31, 2012

Van R. Hoisington Portfolio Manager

OVERVIEW

The standard of living of the average American continues to fall. Real median household income today is near the same level as it was 15 years ago, a remarkable statistic since the debt-to-GDP ratio is 100 points higher. The cause of this deterioration in living standards can be traced to the excessive accumulation of debt, as well as the debt proportion that has turned increasingly unproductive, or even counterproductive. When debt is utilized to finance nonproductive assets, an economic process is initiated that undermines prosperity. Productivity gains must be generated in order to boost income, and thereby the standard of living. If debt enhances productivity, incomes will expand and the economic pie will be enlarged. Otherwise, the debt increase will be debilitating to economic growth.

DETAILS OF THE QUARTER

The Wasatch-Hoisington U.S. Treasury Fund registered a return of -8.00% in the first quarter of 2012, compared to a 0.30% gain for the Barclays Capital U.S. Aggregate Bond Index. However, over the past year, the Fund performed extremely well, posting a 32.82% gain compared with the 7.71% return for the Index.

Long-dated Treasury bonds (maturities longer than 20 years), like those in your Fund, declined in value as the yield on the 30-year Treasury bond increased from 2.89% at year-end 2011 to 3.34% on March 30, 2012. This increase in yields was well within the normal volatile range exhibited in recent years. Even with the rise in yields over the past three months, they were dramatically below the 4.51% level on the last day of March in 2011.

OUTLOOK

The negative feedback loop arising from the unproductive nature of the country’s debt accumulation is straightforward. First, spending by the United States government carries a zero expenditure multiplier, as do operating expenditures of state and local governments. Thus, each dollar spent by the federal government creates no sustainable income, yet the interest payment incurred with each borrowed dollar creates a subtraction from future revenue streams of the private sector. Second, much of the massive debt increase over the past decade has been in the form of mortgage debt. Jobs and income were created with the expansion of the housing stock. However, no productivity gains are evident in this housing stock increase, which means future incomes have not expanded. Nevertheless, the repayment of principal and interest weighs down the system, and the consequences of delinquency, foreclosure, default and bankruptcy compound the problem.

Third, debt that is utilized to finance consumers’ daily needs obviously fails to generate any productivity or future income growth. Efforts by fiscal and monetary authorities to sustain growth by further debt accumulation may produce some short-term benefit. Sadly, these interludes fade quickly as the debt becomes more destabilizing. The net result of increased indebtedness then becomes the opposite of what policymakers intend when they promote economic growth by either borrowing funds for increased government expenditures or encourage consumers to borrow with artificial and temporary incentives.

Since 1989, Japan has provided an excellent but highly disturbing example of the debilitating effects of a prolonged period of taking on additional debt while shifting more of the debt into unproductive uses. In 1989, Japan’s public and private debt was just under 400% of gross domestic product (GDP). After repeatedly trying all of the Keynesian and monetary school recommendations on a large scale, Japan’s debt ratio stood at an all-time record of 491% in 2011. Over this 23-year span, the portion of government debt to GDP ratio more than quadrupled, advancing from near 50% to over 200%. The government’s financing needs were so great that the private debt to GDP ratio actually contracted nearly 55%, a strong indication that the composition of the debt increasingly financed unproductive activities. Since 1990, numerous episodes of seemingly better Japanese growth failed to establish a self-sustaining recovery as debt’s negative feedback loops progressively worsened.

The trajectory of Japan’s experience is beginning to take shape in the United States. Since 2009, private debt to GDP has declined while government debt to GDP has surged. If we use the International Monetary Fund’s projections for gross U.S. federal debt for this year and next, and assume that the private debt ratio is stable, the total debt to GDP ratio will rise sharply this year, and again in 2013, putting the U.S. in Japan’s footsteps. Also, the U.S. economy has witnessed episodic improvement along with gains in business and consumer confidence. But, ephemeral positive shifts in psychology cannot match the negative elements of higher levels of unproductive debt.

In most years, economic optimism seems to flourish for the first four or five months of the year. Seasonally, interest rates are usually at their yearly highs between late February and mid May. In fact, in 14 of the last 20 years the 30-year Treasury bond yield has peaked in the first half of the year. Our view remains that while interest rates can rise for many transitory reasons, underlying economic fundamentals suggest that long-term rates cannot remain elevated and will gradually move lower.

We appreciate your investment in the Wasatch-Hoisington U.S. Treasury Fund.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Portfolio Summary	MARCH 31, 2012

AVERAGE ANNUAL TOTAL RETURNS

	SIX MONTHS*	1 YEAR	5 YEARS	10 YEARS
U.S. Treasury	-5.77%	32.82%	10.88%	9.54%
Barclays Capital U.S. Aggregate Bond Index	1.43%	7.71%	6.25%	5.80%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.wasatchfunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2012 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-Hoisington U.S. Treasury Fund are 0.76%. The Net Expenses are 0.75%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor, before any expense reimbursements by the Advisor. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees or taxes, which if reflected, would reduce the performance quoted. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

*Not	annualized.

TOP 10 HOLDINGS**

Holding	Maturity Date	% of Net Assets
U.S. Treasury Strip, principal only	5/15/30	14.1%
U.S. Treasury Bond, 3.125%	11/15/41	12.7%
U.S. Treasury Strip, principal only	2/15/31	12.3%
U.S. Treasury Strip, principal only	2/15/37	10.1%
U.S. Treasury Strip, principal only	5/15/39	9.2%

Holding	Maturity Date	% of Net Assets
U.S. Treasury Bond, 4.750%	2/15/37	6.2%
U.S. Treasury Bond, 4.500%	5/15/38	5.3%
U.S. Treasury Bond, 3.500%	2/15/39	4.4%
U.S. Treasury Strip, principal only	5/15/40	4.2%
U.S. Treasury Bond, 4.250%	11/15/40	3.5%

**	As of March 31, 2012, there were 17 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

†Also	includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance and the graph above does not reflect the deduction of taxes you would pay on fund distributions or the redemption of fund shares. Performance shown in the chart above does not include any applicable sales charges and fees. Wasatch does not charge any sales fees. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. To be included in the index the security must meet the following criteria: must have at least one year to final maturity, regardless of call features; must have at least $100 million par amount outstanding; must be rated investment grade or better by Moody’s Investors Service, Standard & Poor’s, or Fitch Investor’s Service; must be fixed rate, although it can carry a coupon that steps up or changes to a predetermined schedule; must be dollar-denominated and nonconvertible. All corporate and asset-backed securities must be registered with the SEC and must be publicly issued. You cannot invest directly in this or any index.

WASATCH FUNDS MANAGEMENT DISCUSSIONS — Definitions of Financial Terms	MARCH 31, 2012

A bear market is generally defined as a drop of 20% or more in stock prices over at least a two-month period.

Beta is a quantitative measure of the volatility of a given stock relative to the overall market. A beta above one is more volatile than the overall market, while a beta below one is less volatile.

Someone who is “bullish” or “a bull” is optimistic with regard to the stock market’s prospects.

A bull market is defined as a prolonged period in which investment prices rise faster than their historical average. Bull markets can happen as the result of an economic recovery, an economic boom, or investor psychology.

The “cloud” is the Internet. Cloud-computing is a model for delivering information technology services in which resources are retrieved from the Internet through web-based tools and applications rather than from a direct connection to a server.

Corporate bonds are debt securities issued by a corporation for the purpose of raising money to expand its business.

Correlation, in the financial world, is a statistical measure of how asset classes, securities, markets, or countries move in relation to each other.

A credit rating is an assessment of the credit worthiness of individuals and corporations. It is based upon the history of borrowing and repayment, as well as the availability of assets and extent of liabilities. Ratings are issued by S&P or Moody’s and typically range from AAA (highest) to D (lowest). The credit quality of the investments in the Income Fund’s portfolio does not apply to the safety or stability of the Fund. Ratings and portfolio credit quality may change over time. Unrated securities do not necessarily indicate low quality. The Fund itself has not been rated by an independent rating agency. For information on the rating agency’s methodology visit: http://www.standardandpoors.com/home/en/us and http://www.moodys.com.

Debt-to-GDP ratio is a measure of a country’s federal debt in relation to its gross domestic product (GDP). The higher the debt-to-GDP ratio, the less likely the country will be to pay back its debt, and the higher its risk of default.

Dividend yield is a company’s annual dividend payments divided by its market capitalization, or the dividend per share divided by the price per share. For example, a company whose stock sells for $30 per share that pays an annual dividend of $3 per share has a dividend yield of 10%.

The Dow Jones Industrial Average is the most widely used indicator of the overall condition of the U.S. stock market. It is a price-weighted average of 30 blue chip stocks, primarily industrial stocks, traded on the New York Stock Exchange. The stocks are chosen by the editors of The Wall Street Journal, which is published by Dow Jones & Company.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year.

The government expenditure multiplier captures the impact and consequences of a change in government spending. When the government expenditure multiplier is zero it means that GDP is unchanged from where it started, but government spending has risen by $1 and private spending has fallen by $1.

The Government National Mortgage Association (GNMA, also known as Ginnie Mae) is a U.S. government-owned corporation within the Department of Housing and Urban Development. GNMA is one of several government agencies permitted to issue debt for sale to the investing public.

Gross domestic product (GDP) is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

An initial public offering (IPO) is a company’s first sale of stock to the public.

The International Monetary Fund is an organization set up in 1944 to lower trade barriers between countries, stabilize currencies by monitoring the foreign exchange systems of member countries, and lend money to developing nations.

Mortgage-backed securities are debt issues backed by a pool of mortgages. Investors receive payments from the interest and principal payments made on the underlying mortgages.

Quantitative easing is a government monetary policy used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

Return on capital is a measure of how effectively a company uses the money, owned or borrowed, that has been invested in its operations.

Return on equity (ROE) measures a company’s efficiency at generating profits from shareholders’ equity.

Return on investment (ROI) is a performance measure used to evaluate the efficiency of an investment or to compare the efficiency of a number of investments. ROI is calculated by dividing the return of an investment by the cost of the investment. The result is expressed as a percentage or ratio.

“Risk-off” is when investors become more cautious and take money out of the market, not being willing to risk it, thus risk off.

“Risk-on” is when investors are seeking the potentially higher returns of riskier assets and put money back in the market willing to risk the money, thus risk on.

The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged but is a commonly used measure of common stock total return performance.

Sovereign debt is government debt. Under the doctrine of sovereign immunity, creditors cannot force the repayment of sovereign debt. It is subject to compulsory rescheduling, interest rate reduction, or even repudiation. The only recourse available to creditors is threat of the loss of credibility and lowering of the country’s sovereign debt rating, which may make future borrowing more difficult.

Valuation is the process of determining the current worth of an asset or company.

World’s Best Growth Companies (WBGCs) are defined by Wasatch as companies outside the United States that we believe possess an identifiable, sustainable competitive advantage, are well managed, undervalued and are producing above average earnings growth relative to their industry and country of origin.

WASATCH FUNDS — OPERATING EXPENSES (UNAUDITED)	MARCH 31, 2012

EXPENSE EXAMPLE

As a shareholder of Wasatch Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Wasatch Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six month period ended March 31, 2012.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses, based upon the actual total return of the fund during the most recent six month period ended March 31, 2012. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Wasatch Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below. If another fund’s fees differ from those listed above, your expenses paid and your ending account value could be higher or lower than those of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A Fund’s annualized expense ratio may vary as a result of various factors including expenses that are not reimbursable under the contractual agreement between the Fund and the Advisor such as interest, taxes, brokerage commissions, other investment related costs, dividend expense on short sales, and extraordinary expenses. The Long/Short and Income funds have no contractual limitation on expenses.

WASATCH FUNDS — OPERATING EXPENSES (UNAUDITED) (continued)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period October 1, 2011	End of Period March 31, 2012
Core Growth Fund — Investor Class
Actual	$1,000.00	$1,230.20	$6.86	1.23%
Hypothetical (5% before expenses)	$1,000.00	$1,018.85	$6.21	1.23%
Core Growth Fund — Institutional Class
Actual	$1,000.00	$1,047.80	$1.91	1.12%
Hypothetical (5% before expenses)	$1,000.00	$1,006.47	$1.87	1.12%
Emerging India Fund
Actual	$1,000.00	$1,031.50	$9.90	1.95%
Hypothetical (5% before expenses)	$1,000.00	$1,015.25	$9.82	1.95%
Emerging Markets Small Cap Fund
Actual	$1,000.00	$1,217.60	$10.81	1.95%
Hypothetical (5% before expenses)	$1,000.00	$1,015.25	$9.82	1.95%
Frontier Emerging Small Countries Fund
Actual	$1,000.00	$1,025.00	$3.81	2.26%
Hypothetical (5% before expenses)	$1,000.00	$1,004.57	$3.78	2.26%
Global Opportunities Fund
Actual	$1,000.00	$1,205.80	$10.53	1.91%
Hypothetical (5% before expenses)	$1,000.00	$1,015.45	$9.62	1.91%
Heritage Growth Fund
Actual	$1,000.00	$1,232.20	$5.30	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.25	$4.80	0.95%
International Growth Fund
Actual	$1,000.00	$1,209.80	$8.78	1.59%
Hypothetical (5% before expenses)	$1,000.00	$1,017.05	$8.02	1.59%
International Opportunities Fund
Actual	$1,000.00	$1,157.30	$12.13	2.25%
Hypothetical (5% before expenses)	$1,000.00	$1,013.75	$11.33	2.25%
Large Cap Value Fund — Investor Class
Actual	$1,000.00	$1,220.80	$6.11	1.10%
Hypothetical (5% before expenses)	$1,000.00	$1,019.50	$5.55	1.10%
Large Cap Value Fund — Institutional Class
Actual	$1,000.00	$1,046.00	$1.67	0.98%
Hypothetical (5% before expenses)	$1,000.00	$1,006.70	$1.64	0.98%
Long/Short Fund
Actual	$1,000.00	$1,156.10	$7.98	1.48%
Hypothetical (5% before expenses)	$1,000.00	$1,017.60	$7.47	1.48%
Micro Cap Fund
Actual	$1,000.00	$1,288.60	$12.36	2.16%
Hypothetical (5% before expenses)	$1,000.00	$1,014.20	$10.88	2.16%
Micro Cap Value Fund
Actual	$1,000.00	$1,227.70	$12.53	2.25%
Hypothetical (5% before expenses)	$1,000.00	$1,013.75	$11.33	2.25%
Small Cap Growth Fund
Actual	$1,000.00	$1,274.60	$7.05	1.24%
Hypothetical (5% before expenses)	$1,000.00	$1,018.80	$6.26	1.24%
Small Cap Value Fund — Investor Class**
Actual	$1,000.00	$1,230.80	$9.09	1.63%
Hypothetical (5% before expenses)	$1,000.00	$1,016.85	$8.22	1.63%
Small Cap Value Fund — Institutional Class
Actual	$1,000.00	$1,046.20	$1.96	1.15%
Hypothetical (5% before expenses)	$1,000.00	$1,006.42	$1.92	1.15%

MARCH 31, 2012

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period October 1, 2011	End of Period March 31, 2012
Strategic Income Fund
Actual	$1,000.00	$1,233.10	$5.30	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.25	$4.80	0.95%
Ultra Growth Fund
Actual	$1,000.00	$1,217.60	$7.43	1.34%
Hypothetical (5% before expenses)	$1,000.00	$1,018.30	$6.76	1.34%
World Innovators Fund
Actual	$1,000.00	$1,228.40	$10.42	1.87%
Hypothetical (5% before expenses)	$1,000.00	$1,015.65	$9.42	1.87%
Income Fund
Actual	$1,000.00	$1,009.00	$3.52	0.70%
Hypothetical (5% before expenses)	$1,000.00	$1,021.50	$3.54	0.70%
U.S. Treasury Fund
Actual	$1,000.00	$942.30	$3.50	0.72%
Hypothetical (5% before expenses)	$1,000.00	$1,021.40	$3.64	0.72%

*Expenses are equal to a fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the full fiscal year (183/366), except for the Institutional Classes and the Frontier Emerging Small Countries Fund, which have 61 days in the most recent fiscal period due to their inception date of January 31, 2012.

**The expense limitation decreased from 1.95% to 1.50% on January 31, 2012.

WASATCH CORE GROWTH FUND (WGROX / WIGRX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 92.0%

	Airlines 2.7%
267,814	Allegiant Travel Co.*	$14,595,863

	Apparel Retail 0.8%
141,961	Body Central Corp.*	4,119,708

	Application Software 4.8%
169,044	ANSYS, Inc.*	10,991,241
153,392	Tyler Technologies, Inc.*	5,891,787
120,600	Ultimate Software Group, Inc.*	8,837,568

		25,720,596

	Asset Management & Custody Banks 2.2%
104,999	Affiliated Managers Group, Inc.*	11,739,938

	Automotive Retail 2.7%
202,563	Monro Muffler Brake, Inc.	8,404,339
69,269	O’Reilly Automotive, Inc.*	6,327,723

		14,732,062

	Commercial Printing 1.7%
806,363	InnerWorkings, Inc.*	9,394,129

	Consumer Finance 5.1%
739,096	DFC Global Corp.*	13,946,742
253,870	First Cash Financial Services, Inc.*	10,888,484
190,700	Mahindra & Mahindra Financial Services Ltd. (India)	2,505,172

		27,340,398

	Data Processing & Outsourced Services 5.7%
147,669	Alliance Data Systems Corp.*	18,600,387
174,925	ExlService Holdings, Inc.*	4,799,942
500,521	Higher One Holdings, Inc.*	7,482,789

		30,883,118

	Distributors 3.5%
324,917	LKQ Corp.*	10,127,663
239,077	Pool Corp.	8,946,261

		19,073,924

	Diversified Banks 3.6%
7,941,426	City Union Bank Ltd. (India)	7,568,088
1,630,720	Yes Bank Ltd. (India)	11,809,876

		19,377,964

	Diversified Support Services 7.3%
1,128,212	Copart, Inc.*	29,412,487
158,871	LPS Brasil — Consultoria de Imoveis S.A. (Brazil)	3,230,166
97,185	Portfolio Recovery Associates, Inc.*	6,970,108

		39,612,761

	Electrical Components & Equipment 2.7%
413,519	Polypore International, Inc.*	14,539,328

	Environmental & Facilities Services 4.0%
204,490	Tetra Tech, Inc.*	5,390,357
504,185	Waste Connections, Inc.	16,401,138

		21,791,495

	Health Care Distributors 2.2%
467,667	PSS World Medical, Inc.*	11,850,682

	Health Care Facilities 1.9%
370,642	Ensign Group, Inc. (The)	10,066,637

Shares		Value

	Health Care Services 5.4%
135,092	Catalyst Health Solutions, Inc.*	$8,609,413
137,266	IPC The Hospitalist Co., Inc.*	5,066,488
211,509	MEDNAX, Inc.*	15,729,925

		29,405,826

	Home Improvement Retail 0.8%
179,371	Lumber Liquidators Holdings, Inc.*	4,504,006

	Industrial Machinery 4.9%
147,926	Graco, Inc.	7,848,953
444,145	IDEX Corp.	18,711,829

		26,560,782

	Internet Retail 0.4%
67,590	Blue Nile, Inc.*	2,229,118

	Internet Software & Services 3.4%
247,566	DealerTrack Holdings, Inc.*	7,491,347
276,181	Vistaprint N.V.*	10,674,396

		18,165,743

	Leisure Facilities 3.7%
400,023	Life Time Fitness, Inc.*	20,229,163

	Life Sciences Tools & Services 2.0%
278,130	ICON plc ADR* (Ireland)	5,901,919
68,040	Techne Corp.	4,769,604

		10,671,523

	Oil & Gas Equipment & Services 1.4%
117,555	Dril-Quip, Inc.*	7,643,426

	Oil & Gas Exploration & Production 0.5%
320,020	SandRidge Energy, Inc.*	2,505,757

	Research & Consulting Services 2.3%
192,613	Corporate Executive Board Co. (The)	8,284,285
170,665	CRA International, Inc.*	4,304,171

		12,588,456

	Semiconductors 4.6%
133,940	Hittite Microwave Corp.*	7,274,282
387,065	Melexis N.V. (Belgium)	6,811,154
108,525	Power Integrations, Inc.	4,028,448
151,643	Silicon Laboratories, Inc.*	6,520,649

		24,634,533

	Specialized Finance 3.2%
402,640	CRISIL Ltd. (India)	7,917,256
258,426	MSCI, Inc., Class A*	9,512,661

		17,429,917

	Specialty Chemicals 0.8%
144,460	Balchem Corp.	4,369,915

	Specialty Stores 1.6%
156,551	Hibbett Sports, Inc.*	8,539,857

	Trading Companies & Distributors 2.8%
151,922	MSC Industrial Direct Co., Inc., Class A	12,652,064
143,605	Rush Enterprises, Inc., Class B*	2,497,291

		15,149,355

	Trucking 3.3%
461,661	Knight Transportation, Inc.	8,152,933
201,657	Old Dominion Freight Line, Inc.*	9,612,989

		17,765,922

	Total Common Stocks (cost $327,475,192)	497,231,902

MARCH 31, 2012 (UNAUDITED)

Shares		Value

	PREFERRED STOCKS 0.8%

	Regional Banks 0.8%
797,675	Banco Daycoval S.A. Pfd. (Brazil)	$4,259,228

	Total Preferred Stocks (cost $5,303,460)	4,259,228

Principal Amount		Value

	SHORT-TERM INVESTMENTS 7.0%

	Repurchase Agreement 7.0%
$37,636,432	Repurchase Agreement dated 3/30/12, 0.01% due 4/2/12 with State Street Bank and Trust Co. collateralized by $36,475,000 of United States Treasury Notes 1.875% due 10/31/17; value: $38,393,147; repurchase proceeds: $37,636,464 (cost $37,636,432)	$37,636,432

	Total Short-Term Investments (cost $37,636,432)	37,636,432

	Total Investments (cost $370,415,084) 99.8%	539,127,562

	Other Assets less Liabilities 0.2%	887,436

	NET ASSETS 100.0%	$540,014,998

	*Non-income producing. ADR American Depositary Receipt. See Notes to Financial Statements.

At March 31, 2012, Wasatch Core Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Belgium	1.4
Brazil	1.5
India	5.9
Ireland	1.2
United States	90.0

TOTAL	100.0%

WASATCH EMERGING INDIA FUND (WAINX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 96.5%

	Aerospace & Defense 1.4%
6,243	Bharat Electronics Ltd. (India)	$187,002

	Air Freight & Logistics 1.3%
4,360	Blue Dart Express Ltd. (India)	170,309

	Apparel, Accessories & Luxury Goods 3.1%
4,480	Page Industries Ltd. (India)	237,433
38,720	Titan Industries Ltd. (India)	172,984

		410,417

	Application Software 1.1%
2,775	Oracle Financial Services Software Ltd.* (India)	142,604

	Auto Parts & Equipment 5.6%
1,745	Bosch Ltd. (India)	277,857
47,995	Exide Industries Ltd. (India)	140,184
10,812	WABCO India Ltd. (India)	324,710

		742,751

	Automobile Manufacturers 1.0%
9,465	Mahindra & Mahindra Ltd. (India)	129,866

	Building Products 0.4%
28,690	Sintex Industries Ltd. (India)	48,600

	Cable & Satellite 1.1%
120,082	Dish TV India Ltd.* (India)	150,618

	Commodity Chemicals 3.4%
94,334	Berger Paints India Ltd. (India)	197,575
12,935	Castrol India Ltd. (India)	135,583
7,105	Kansai Nerolac Paints Ltd. (India)	126,745

		459,903

	Construction & Engineering 0.9%
24,193	Engineers India Ltd. (India)	121,808

	Construction & Farm Machinery & Heavy Trucks 1.6%
5,655	Eicher Motors Ltd. (India)	218,119

	Consumer Finance 2.5%
25,210	Mahindra & Mahindra Financial Services Ltd. (India)	331,177

	Diversified Banks 7.5%
335,360	City Union Bank Ltd. (India)	319,594
34,550	IndusInd Bank Ltd. (India)	216,849
407,080	South Indian Bank Ltd. (India)	197,367
36,360	Yes Bank Ltd. (India)	263,324

		997,134

	Diversified Chemicals 0.8%
10,605	BASF India Ltd. (India)	104,718

	Diversified Metals & Mining 0.9%
47,840	Hindustan Zinc Ltd. (India)	125,317

	Electrical Components & Equipment 2.0%
47,289	Amara Raja Batteries Ltd. (India)	272,437

	Fertilizers & Agricultural Chemicals 1.0%
56,390	Rallis India Ltd. (India)	134,541

	Footwear 2.0%
18,000	Bata India Ltd. (India)	270,998

Shares		Value

	Gas Utilities 3.6%
28,173	Gujarat Gas Co. Ltd. (India)	$215,673
36,205	Indraprastha Gas Ltd. (India)	270,054

		485,727

	Heavy Electrical Equipment 1.7%
47,368	TD Power Systems Ltd.* (India)	223,614

	Household Appliances 2.5%
4,445	Hawkins Cookers Ltd. (India)	136,984
3,434	TTK Prestige Ltd. (India)	198,511

		335,495

	Industrial Machinery 5.3%
13,860	AIA Engineering Ltd. (India)	99,845
14,647	Cummins India Ltd. (India)	142,603
7,100	FAG Bearings India Ltd. (India)	235,389
10,065	SKF India Ltd. (India)	135,461
10,760	Thermax Ltd. (India)	97,790

		711,088

	Internet Retail 2.0%
11,664	MakeMyTrip Ltd.* (India)	267,922

	Internet Software & Services 1.2%
10,661	Info Edge India Ltd. (India)	152,763

	IT Consulting & Other Services 3.9%
6,005	CMC Ltd. (India)	117,401
5,234	Cognizant Technology Solutions Corp., Class A*	402,756

		520,157

	Life Sciences Tools & Services 1.3%
11,115	Divi’s Laboratories Ltd. (India)	166,851

	Oil & Gas Exploration & Production 0.5%
11,855	Selan Exploration Technology Ltd. (India)	65,389

	Oil & Gas Storage & Transportation 1.6%
66,378	Petronet LNG Ltd. (India)	217,981

	Packaged Foods & Meats 3.2%
4,580	GlaxoSmithKline Consumer Healthcare Ltd. (India)	249,475
1,925	Nestlé India Ltd. (India)	175,364

		424,839

	Personal Products 6.9%
10,757	Colgate-Palmolive India Ltd. (India)	237,332
78,120	Dabur India Ltd. (India)	163,616
28,062	Godrej Consumer Products Ltd. (India)	265,500
45,175	Marico Ltd. (India)	153,362
2,435	Procter & Gamble Hygiene & Health Care Ltd. (India)	103,479

		923,289

	Pharmaceuticals 3.1%
8,160	Cadila Healthcare Ltd. (India)	121,571
18,935	IPCA Laboratories Ltd. (India)	124,511
15,520	Lupin Ltd. (India)	161,156

		407,238

	Publishing 1.0%
31,127	D.B. Corp. Ltd. (India)	132,402

	Research & Consulting Services 1.5%
14,249	eClerx Services Ltd. (India)	203,981

	Restaurants 3.1%
18,381	Jubilant Foodworks Ltd.* (India)	419,323

MARCH 31, 2012 (UNAUDITED)

Shares		Value

	Specialized Finance 2.4%
16,400	CRISIL Ltd. (India)	$322,479

	Specialty Chemicals 1.7%
3,615	Asian Paints Ltd. (India)	227,068

	Steel 0.4%
9,680	MOIL Ltd. (India)	47,483

	Systems Software 0.8%
70,920	KPIT Cummins Infosystems Ltd. (India)	110,671

	Thrifts & Mortgage Finance 9.7%
57,360	Dewan Housing Finance Corp. Ltd. (India)	267,406
27,105	Gruh Finance Ltd. (India)	337,822
24,554	Housing Development Finance Corp. Ltd. (India)	324,848
71,601	LIC Housing Finance Ltd. (India)	368,651

		1,298,727

	Tobacco 1.5%
7,205	VST Industries Ltd. (India)	204,115

	Total Common Stocks (cost $12,870,634)	12,886,921

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.5%

	Repurchase Agreement 3.5%
$468,757	Repurchase Agreement dated 3/30/12, 0.01% due 4/2/12 with State Street Bank and Trust Co. collateralized by $455,000 of United States Treasury Notes 1.875% due 10/31/17; value: $478,928; repurchase proceeds: $ 468,758 (cost $468,757)	$468,757

	Total Short-Term Investments (cost $468,757)	468,757

	Total Investments (cost $13,339,391) 100.0%	13,355,678

	Other Assets less Liabilities <0.1%	5,045

	NET ASSETS 100.0%	$13,360,723

	*Non-income producing. See Notes to Financial Statements.

At March 31, 2012, Wasatch Emerging India Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
India	96.9
United States	3.1

TOTAL	100.0%

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 95.8%

	Airport Services 1.1%
2,679,533	TAV Havalimanlari Holding A.S.* (Turkey)	$13,343,944

	Apparel Retail 4.4%
527,665	Cia. Hering (Brazil)	13,653,124
20,678,921	Giordano International Ltd. (Hong Kong)	15,927,453
2,036,835	Mr Price Group Ltd. (South Africa)	25,095,503

		54,676,080

	Apparel, Accessories & Luxury Goods 4.8%
138,425	LG Fashion Corp. (Korea)	4,880,701
12,320	LPP S.A. (Poland)	10,431,452
1,227,100	Restoque Comercio e Confeccoes de Roupas S.A. (Brazil)	25,387,115
23,068,133	Trinity Ltd. (China)	18,985,873

		59,685,141

	Asset Management & Custody Banks 1.3%
960,321	CETIP S.A. — Mercados Organizados (Brazil)	15,968,021

	Brewers 0.9%
2,534,520	Guinness Anchor Berhad (Malaysia)	10,821,453

	Broadcasting 0.6%
33,432,607	PT Media Nusantara Citra Tbk (Indonesia)	6,873,721

	Building Products 2.2%
7,499,098	Dynasty Ceramic Public Co. Ltd.*** (Thailand)	15,861,139
26,276,994	Home Product Center Public Co. Ltd.*** (Thailand)	11,839,553

		27,700,692

	Casinos & Gaming 1.1%
29,700,660	NagaCorp Ltd. (Cambodia)	13,503,865

	Catalog Retail 0.8%
86,300	Hyundai Home Shopping Network Corp. (Korea)	10,206,257

	Coal & Consumable Fuels 1.9%
13,660,438	PT Harum Energy Tbk (Indonesia)	12,175,478
13,861,107	PT Resource Alam Indonesia Tbk (Indonesia)	10,686,877

		22,862,355

	Commodity Chemicals 1.3%
3,183,429	Berger Paints India Ltd. (India)	6,667,423
883,414	Castrol India Ltd. (India)	9,259,851

		15,927,274

	Communications Equipment 1.0%
2,691,160	Senao International Co. Ltd. (Taiwan)	12,582,970

	Computer & Electronics Retail 1.0%
1,485,885	M Video OJSC*** (Russia)	12,663,604

	Computer Storage & Peripherals 1.2%
1,925,160	Simplo Technology Co. Ltd. (Taiwan)	14,513,141

	Construction & Farm Machinery & Heavy Trucks 1.1%
687,535	Turk Traktor ve Ziraat Makineleri A.S.* (Turkey)	14,034,868

	Construction Materials 1.7%
24,944,405	Holcim Philippines, Inc. (Philippines)	6,890,431
50,453,192	PT Holcim Indonesia Tbk (Indonesia)	14,207,892

		21,098,323

Shares		Value

	Consumer Finance 1.2%
1,171,966	Mahindra & Mahindra Financial Services Ltd. (India)	$15,395,785

	Department Stores 1.0%
4,800,087	Golden Eagle Retail Group Ltd. (China)	12,204,318

	Distributors 1.4%
11,852,828	Dah Chong Hong Holdings Ltd. (China)	12,518,523
251,657	Imperial Holdings Ltd. (South Africa)	5,094,305

		17,612,828

	Diversified Banks 7.3%
372,472	Capitec Bank Holdings Ltd. (South Africa)	9,972,216
2,875,741	IndusInd Bank Ltd. (India)	18,049,233
29,681,945	PT Bank Tabungan Pensiunan Nasional Tbk* (Indonesia)	11,685,805
6,607,751	Security Bank Corp. (Philippines)	22,007,882
9,202,030	Turkiye Sinai Kalkinma Bankasi A.S. (Turkey)	11,559,626
2,306,104	Yes Bank Ltd. (India)	16,701,091

		89,975,853

	Diversified Chemicals 0.8%
2,935,823	Pidilite Industries Ltd. (India)	10,260,541

	Drug Retail 1.3%
2,661,495	Clicks Group Ltd. (South Africa)	15,547,793

	Electronic Equipment & Instruments 1.5%
7,106,652	Chroma ATE, Inc. (Taiwan)	18,107,040

	Environmental & Facilities Services 0.9%
1,617,000	Cleanaway Co. Ltd. (Taiwan)	11,505,192

	Food Retail 1.0%
1,074,927	Eurocash S.A. (Poland)	12,089,280

	Footwear 3.0%
1,151,525	Bata India Ltd. (India)	17,336,730
11,250,134	Daphne International Holdings Ltd. (China)	15,330,652
1,066,610	Forus S.A. (Chile)	4,145,502

		36,812,884

	Gas Utilities 0.9%
1,517,002	Indraprastha Gas Ltd. (India)	11,315,355

	General Merchandise Stores 2.8%
32,320,331	PT Mitra Adiperkasa Tbk (Indonesia)	22,444,674
2,383,345	Taiwan FamilyMart Co. Ltd. (Taiwan)	12,516,508

		34,961,182

	Gold 2.0%
3,060,540	Highland Gold Mining Ltd. (Russia)	6,473,472
986,499	Koza Altin Isletmeleri A.S. (Turkey)	18,699,305

		25,172,777

	Health Care Facilities 2.2%
7,827,402	KPJ Healthcare Berhad (Malaysia)	13,158,518
4,297,390	Life Healthcare Group Holdings Ltd. (South Africa)	14,031,011

		27,189,529

	Health Care Supplies 1.0%
977,403	St. Shine Optical Co. Ltd. (Taiwan)	12,683,439

	Highways & Railtracks 1.7%
314,500	Obrascon Huarte Lain Brasil S.A. (Brazil)	13,287,614
14,557,755	PT Jasa Marga Persero Tbk (Indonesia)	8,199,086

		21,486,700

MARCH 31, 2012 (UNAUDITED)

Shares		Value

	Home Improvement Retail 0.6%
14,636,250	Ace Hardware Indonesia Tbk (Indonesia)	$7,122,847

	Hypermarkets & Super Centers 4.2%
2,186,779	Big C Supercenter Public Co. Ltd.*** (Thailand)	11,625,016
30,003,501	Puregold Price Club, Inc.* (Philippines)	14,255,769
1,316,130	Siam Makro Public Co. Ltd.*** (Thailand)	15,273,081
4,751,427	Wumart Stores, Inc. (China)	10,367,039

		51,520,905

	Industrial Gases 0.9%
9,856,000	Yingde Gases (China)	11,196,610

	Industrial Machinery 2.0%
2,390,430	Airtac International Group (Taiwan)	12,432,228
1,106,000	Hiwin Technologies Corp. (Taiwan)	12,478,545

		24,910,773

	Internet Software & Services 1.7%
95,370	Daum Communications Corp. (Korea)	10,024,771
1,660,000	Pacific Online Ltd. (China)	754,745
1,852,000	PChome Online, Inc. (Taiwan)	10,447,678

		21,227,194

	IT Consulting & Other Services 1.3%
34,955,000	PT Astra Graphia Tbk (Indonesia)	4,052,089
4,122,570	Sonda S.A. (Chile)	12,276,585

		16,328,674

	Life & Health Insurance 2.2%
9,346,844	Bangkok Life Assurance Public Co. Ltd. NVDR (Thailand)	14,542,902
1,894,874	Discovery Holdings Ltd. (South Africa)	12,465,120

		27,008,022

	Marine Ports & Services 3.9%
739,241	Global Ports Investments plc GDR (Russia)	11,236,463
13,036,004	International Container Terminal Services, Inc. (Philippines)	19,887,231
941,040	Santos Brasil Participacoes S.A.** (Brazil)	16,525,329

		47,649,023

	Metal & Glass Containers 0.9%
4,982,000	Taiwan Hon Chuan Enterprise Co. Ltd. (Taiwan)	11,292,612

	Oil & Gas Exploration & Production 4.0%
5,671,248	Afren plc* (Nigeria)	12,099,794
571,940	Coastal Energy Co.* (Thailand)	8,944,083
1,569,480	Gran Tierra Energy, Inc.* (Colombia)	9,872,029
591,542	Parex Resources, Inc.* (Colombia)	4,171,965
189,368	Petrominerales Ltd. (Colombia)	3,519,111
533,265	TransGlobe Energy Corp.* (Egypt)	6,453,457
418,450	Zhaikmunai L.P. GDR* (Kazakhstan)	4,682,456

		49,742,895

	Other Diversified Financial Services 1.2%
437,696	Intergroup Financial Services Corp. (Peru)	14,443,968

	Packaged Foods & Meats 5.5%
2,216,762	AVI Ltd. (South Africa)	13,430,359
202,348	GlaxoSmithKline Consumer Healthcare Ltd. (India)	11,021,998
1,040,130	Pinar Sut Mamulleri Sanayii A.S. (Turkey)	10,849,574
5,613,795	PT Mayora Indah Tbk (Indonesia)	11,787,496
14,055,485	Universal Robina Corp. (Philippines)	20,624,096

		67,713,523

Shares		Value

	Paper Packaging 0.6%
14,473,060	Greatview Aseptic Packaging Co. Ltd.* (China)	$7,624,317

	Personal Products 1.9%
1,047,100	Colgate-Palmolive India Ltd. (India)	23,102,177
211,565	PT Mandom Indonesia Tbk (Indonesia)	190,880

		23,293,057

	Railroads 1.0%
741,723	Globaltrans Investment plc GDR (Russia)	12,683,463

	Restaurants 1.1%
586,500	Jubilant Foodworks Ltd.* (India)	13,379,729

	Specialized Finance 1.0%
6,143,690	Bolsa Mexicana de Valores S.A.B. de C.V. (Mexico)	12,412,512

	Specialty Stores 1.0%
21,921,000	Sa Sa International Holdings Ltd. (Hong Kong)	12,705,453

	Thrifts & Mortgage Finance 1.9%
632,020	Gruh Finance Ltd. (India)	7,877,144
2,952,195	LIC Housing Finance Ltd. (India)	15,199,936

		23,077,080

	Trading Companies & Distributors 1.3%
13,262,987	PT Hexindo Adiperkasa Tbk (Indonesia)	16,390,174

	Trucking 1.2%
913,100	Tegma Gestao Logistica (Brazil)	15,278,046

	Total Common Stocks (cost $976,834,980)	1,185,783,082

	PREFERRED STOCKS 2.4%

	Construction & Farm Machinery & Heavy Trucks 1.2%
2,889,115	Marcopolo S.A. Pfd. (Brazil)	14,824,105

	Footwear 1.2%
1,662,200	Alpargatas S.A. Pfd. (Brazil)	14,403,149

	Total Preferred Stocks (cost $21,819,220)	29,227,254

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.9%

	Repurchase Agreement 2.9%
$35,483,088	Repurchase Agreement dated 3/30/12, 0.01% due 4/2/12 with State Street Bank and Trust Co. collateralized by $34,595,000 of United States Treasury Notes 1.875% due 6/30/15; value: $36,195,019; repurchase proceeds: $35,483,118 (cost $35,483,088)	$35,483,088

	Total Short-Term Investments (cost $35,483,088)	35,483,088

	Total Investments (cost $1,034,137,288) 101.1%	1,250,493,424

	Liabilities less Other Assets (1.1%)	(13,142,360)

	NET ASSETS 100.0%	$1,237,351,064

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

GDR Global Depositary Receipt.

NVDR Non-Voting Depositary Receipt.

See Notes to Financial Statements.

At March 31, 2012, Wasatch Emerging Markets Small Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	10.6
Cambodia	1.1
Chile	1.4
China	7.3
Colombia	1.4
Egypt	0.5
Hong Kong	2.4
India	14.4
Indonesia	10.4
Kazakhstan	0.4
Korea	2.1
Malaysia	2.0
Mexico	1.0
Nigeria	1.0
Peru	1.2
Philippines	6.9
Poland	1.9
Russia	3.5
South Africa	7.9
Taiwan	10.6
Thailand	6.4
Turkey	5.6

TOTAL	100.0%

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 87.2%

	Advertising 0.7%
78,600	Scan Group Ltd. (Kenya)	$48,740

	Air Freight & Logistics 2.0%
277,942	Aramex PJSC (United Arab Emirates)	137,724

	Apparel Retail 3.2%
10,711	Mr Price Group Ltd. (South Africa)	131,968
196,398	Padini Holdings Berhad (Malaysia)	92,958

		224,926

	Auto Parts & Equipment 1.7%
330,463	PT Astra Otoparts Tbk (Indonesia)	120,165

	Automobile Manufacturers 0.2%
1,755	Kolao Holdings (Korea)	16,728

	Brewers 8.9%
1,483	Asia Pacific Breweries Ltd. (Singapore)	40,713
61	Brasseries Maroc (Morocco)	13,110
4,973	Carlsberg Brewery Malaysia Berhad, Class B (Malaysia)	16,720
80,108	East African Breweries Ltd. (Kenya)	194,844
3,581	Guinness Anchor Berhad (Malaysia)	15,290
16,651	Guinness Ghana Breweries Ltd.* (Ghana)	15,644
28,419	Guinness Nigeria plc (Nigeria)	43,068
67,300	Lion Brewery Ceylon plc (Sri Lanka)	104,951
5,600	Namibia Breweries Ltd. (Namibia)	8,798
253,727	Nigerian Breweries plc (Nigeria)	156,870
6,852	Union de Cervecerias Peruanas Backus y Johnston SAA (Peru)	19,273

		629,281

	Building Products 1.3%
22,202	Dynasty Ceramic Public Co. Ltd.*** (Thailand)	46,959
855,481	PT Arwana Citramulia Tbk (Indonesia)	46,310

		93,269

	Casinos & Gaming 2.5%
390,645	NagaCorp Ltd. (Cambodia)	177,613

	Coal & Consumable Fuels 0.4%
37,843	PT Resource Alam Indonesia Tbk (Indonesia)	29,177

	Commodity Chemicals 0.8%
7,850	Berger Paints Bangladesh Ltd. (Bangladesh)	52,500

	Construction Materials 0.7%
264,905	Diamond Building Products Public Co. Ltd.*** (Thailand)	50,233

	Consumer Finance 0.9%
22,122	Aeon Credit Service M Berhad (Malaysia)	64,268

	Diversified Banks 4.1%
25,300	BBVA Banco Continental S.A. (Peru)	64,519
553,100	Equity Bank Ltd. (Kenya)	128,202
18,770	Guaranty Trust Bank plc GDR (Nigeria)	96,290

		289,011

	Diversified Metals & Mining 0.5%
13,050	Minsur S.A. (Peru)	15,514
11,460	Volcan Cia Minera SAA (Peru)	15,902

		31,416

	Drug Retail 0.4%
1,850	Corporativo Fragua S.A.B. de C.V. (Mexico)	29,607

Shares		Value

	Food Retail 5.7%
73,436	CP ALL Public Co. Ltd.*** (Thailand)	$155,918
125,500	Philippine Seven Corp. (Philippines)	143,228
5,593	Shoprite Holdings Ltd. (South Africa)	100,290

		399,436

	Footwear 2.4%
7,900	Bata Shoe Co. Bangladesh Ltd. (Bangladesh)	50,709
28,600	Forus S.A. (Chile)	111,157
1,369	PT Sepatu Bata Tbk*** (Indonesia)	9,732

		171,598

	General Merchandise Stores 1.0%
5,941	Aeon Co. M Berhad (Malaysia)	18,423
75,000	PT Mitra Adiperkasa Tbk (Indonesia)	52,083

		70,506

	Gold 0.2%
816	Koza Altin Isletmeleri A.S. (Turkey)	15,467

	Health Care Facilities 0.7%
29,715	KPJ Healthcare Berhad (Malaysia)	49,953

	Home Improvement Retail 0.2%
29,906	Ace Hardware Indonesia Tbk (Indonesia)	14,554

	Household Appliances 0.2%
6,500	Singer Bangladesh Ltd. (Bangladesh)	16,769

	Household Products 4.0%
32,400	DSG International Thailand Public Co. Ltd.*** (Thailand)	8,402
6,769	PT Unilever Indonesia Tbk (Indonesia)	14,805
9,070	Unilever Ghana Ltd. (Ghana)	41,332
1,141,695	Unilever Nigeria plc (Nigeria)	217,190

		281,729

	Human Resource & Employment Services 0.7%
67,740	JobStreet Corp. Berhad (Malaysia)	47,541

	Hypermarkets & Super Centers 0.8%
1,900	Almacenes Exito S.A. (Colombia)	27,575
88	Label Vie* (Morocco)	16,182
32,660	Puregold Price Club, Inc.* (Philippines)	15,518

		59,275

	Industrial Gases 1.0%
9,750	Linde Bangladesh Ltd. (Bangladesh)	69,498

	Integrated Oil & Gas 2.7%
62,100	Ecopetrol S.A. (Colombia)	188,518

	Internet Software & Services 0.2%
157	MercadoLibre, Inc.	15,353

	Marine Ports & Services 0.6%
202,300	Asian Terminals, Inc. (Philippines)	41,935

	Motorcycle Manufacturers 0.3%
10,916	Atlas Honda Ltd. (Pakistan)	17,460

	Oil & Gas Exploration & Production 2.3%
7,099	Afren plc* (Nigeria)	15,146
9,504	Gran Tierra Energy, Inc.* (Colombia)	59,780
710	Petrominerales Ltd. (Colombia)	13,194
1,403	TransGlobe Energy Corp.* (Egypt)	16,979
5,256	Zhaikmunai L.P. GDR* (Kazakhstan)	58,815

		163,914

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX) — Schedule of Investments (continued)

Shares		Value

	Oil & Gas Refining & Marketing 2.1%
103,000	Chevron Lubricants Lanka plc (Sri Lanka)	$146,168

	Other Diversified Financial Services 0.9%
1,917	Intergroup Financial Services Corp. (Peru)	63,261

	Packaged Foods & Meats 16.4%
182,000	Alaska Milk Corp. (Philippines)	99,192
25,018	Alicorp S.A. (Peru)	65,676
1,668,816	Cadbury Nigeria plc* (Nigeria)	133,759
96	Centrale Laitiere (Morocco)	15,188
58,640	FAN Milk Ltd. (Ghana)	72,908
43,900	Grupo Herdez S.A.B. de C.V. (Mexico)	90,819
3,426	Nestlé Lanka plc (Sri Lanka)	24,336
66,116	Nestlé Nigeria plc (Nigeria)	174,954
676	Nestlé Pakistan Ltd. (Pakistan)	32,870
1,500	Pinar Sut Mamulleri Sanayii A.S. (Turkey)	15,647
3,712	Tiger Brands Ltd. (South Africa)	130,495
2,519	Unilever Pakistan Ltd. (Pakistan)	155,633
65,208	Universal Robina Corp. (Philippines)	95,682
8,200	Vinacafe Bien Hoa JSC (Vietnam)	47,194

		1,154,353

	Personal Products 1.0%
1,942	Colgate-Palmolive Pakistan Ltd. (Pakistan)	16,602
11,500	Marico Bangladesh Ltd. (Bangladesh)	53,430

		70,032

	Pharmaceuticals 1.3%
13,435	Abbott Laboratories Pakistan Ltd. (Pakistan)	14,968
9,700	DHG Pharmaceutical JSC (Vietnam)	29,775
374,471	GlaxoSmithKline Consumer Nigeria plc (Nigeria)	49,890

		94,633

	Restaurants 2.9%
4,963	Arcos Dorados Holdings, Inc., Class A (Brazil)	89,781
6,410	Jollibee Foods Corp. (Philippines)	17,467
18,252	Oishi Group Public Co. Ltd.*** (Thailand)	52,212
19,671	PT Fastfood Indonesia Tbk (Indonesia)	30,333
5,965	S&P Syndicate Public Co. Ltd.*** (Thailand)	16,822

		206,615

	Soft Drinks 2.3%
5,977	Coca-Cola Icecek A.S. (Turkey)	76,257
1,346,000	Pepsi-Cola Products Philippines, Inc.* (Philippines)	85,898

		162,155

	Specialized Finance 2.6%
5,095,365	Bolsa de Valores de Colombia (Colombia)	97,993
34,200	Bolsa Mexicana de Valores S.A.B. de C.V. (Mexico)	69,097
1,825	Philippine Stock Exchange, Inc. (Philippines)	16,152

		183,242

	Tobacco 4.3%
17,900	British American Tobacco Bangladesh Co. Ltd.* (Bangladesh)	126,935
26,868	British American Tobacco Kenya Ltd. (Kenya)	92,202
20,400	Ceylon Tobacco Co. plc (Sri Lanka)	82,807

		301,944

Shares		Value

	Wireless Telecommunication Services 2.1%
8,399	MTN Group Ltd. (South Africa)	$148,105

	Total Common Stocks (cost $6,102,326)	6,148,672

Principal Amount		Value

	SHORT-TERM INVESTMENTS 15.4%

	Repurchase Agreement 15.4%
$1,083,788	Repurchase Agreement dated 3/30/12, 0.01% due 4/2/12 with State Street Bank and Trust Co. collateralized by $1,045,000 of United States Treasury Notes 2.625% due 12/31/14; value: $1,110,313; repurchase proceeds: $1,083,788 (cost $1,083,788)	$1,083,788

	Total Short-Term Investments (cost $1,083,788)	1,083,788

	Total Investments (cost $7,186,114) 102.6%	7,232,460

	Liabilities less Other Assets (2.6%)	(180,498)

	NET ASSETS 100.0%	$7,051,962

	*Non-income producing. ***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15). GDR Global Depositary Receipt. See Notes to Financial Statements.

At March 31, 2012, Wasatch Frontier Emerging Small Countries Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Bangladesh	6.0
Brazil	1.5
Cambodia	2.9
Chile	1.8
Colombia	6.3
Egypt	0.3
Ghana	2.1
Indonesia	5.2
Kazakhstan	1.0
Kenya	7.5
Korea	0.3
Malaysia	5.0
Mexico	3.1
Morocco	0.7
Namibia	0.1
Nigeria	14.4
Pakistan	3.9
Peru	4.0
Philippines	8.4
Singapore	0.7
South Africa	8.3
Sri Lanka	5.8
Thailand	5.4
Turkey	1.7
United Arab Emirates	2.2
United States	0.2
Vietnam	1.2

TOTAL	100.0%

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Schedule of Investments	MARCH 31, 2012 (UNAUDITED)

Shares		Value

	COMMON STOCKS 98.0%
	Apparel Retail 1.2%
17,250	Jos. A Bank Clothiers, Inc.*	$869,573
87,240	Mr Price Group Ltd. (South Africa)	1,074,869

		1,944,442

	Apparel, Accessories & Luxury Goods 1.9%
42,300	Gerry Weber International AG (Germany)	1,622,345
36,000	LG Fashion Corp. (Korea)	1,269,317

		2,891,662

	Application Software 1.7%
37,190	Fidessa Group plc (United Kingdom)	984,391
23,410	Ultimate Software Group, Inc.*	1,715,485

		2,699,876

	Asset Management & Custody Banks 5.0%
467,400	Aberdeen Asset Management plc (United Kingdom)	1,921,168
15,850	Affiliated Managers Group, Inc.*	1,772,188
135,800	CETIP S.A. — Mercados Organizados (Brazil)	2,258,055
9,265	Partners Group Holding AG (Switzerland)	1,806,729

		7,758,140

	Automotive Retail 0.6%
22,275	Monro Muffler Brake, Inc.	924,190

	Biotechnology 1.5%
416,601	Abcam plc (United Kingdom)	2,325,355

	Catalog Retail 0.5%
7,000	Hyundai Home Shopping Network Corp. (Korea)	827,854

	Coal & Consumable Fuels 1.1%
700,000	PT Harum Energy Tbk (Indonesia)	623,907
504,500	PT Tambang Batubara Bukit Asam (Persero) Tbk (Indonesia)	1,131,042

		1,754,949

	Commercial Printing 1.2%
162,490	InnerWorkings, Inc.*	1,893,008

	Commodity Chemicals 2.1%
197,800	Castrol India Ltd. (India)	2,073,318
66,210	Tikkurila Oyj (Finland)	1,254,240

		3,327,558

	Communications Equipment 0.8%
43,652	Riverbed Technology, Inc.*	1,225,748

	Construction & Engineering 1.1%
216,015	Kentz Corp. Ltd. (United Kingdom)	1,692,870

	Construction Materials 1.8%
641,000	PT Indocement Tunggal Prakarsa Tbk (Indonesia)	1,293,356
1,137,000	PT Semen Gresik (Persero) Tbk (Indonesia)	1,523,212

		2,816,568

	Consumer Finance 2.8%
59,333	DFC Global Corp.*	1,119,614
37,867	First Cash Financial Services, Inc.*	1,624,116
120,002	Mahindra & Mahindra Financial Services Ltd. (India)	1,576,432

		4,320,162

Shares		Value

	Data Processing & Outsourced Services 2.5%
265	GMO Payment Gateway, Inc. (Japan)	$1,087,155
145,491	Wirecard AG (Germany)	2,768,695

		3,855,850

	Distributors 0.7%
35,969	LKQ Corp.*	1,121,154

	Diversified Banks 2.3%
473,835	Security Bank Corp. (Philippines)	1,578,162
279,497	Yes Bank Ltd. (India)	2,024,152

		3,602,314

	Diversified Support Services 2.6%
97,050	Copart, Inc.*	2,530,094
20,488	Portfolio Recovery Associates, Inc.*	1,469,399

		3,999,493

	Drug Retail 1.0%
258,500	Clicks Group Ltd. (South Africa)	1,510,093

	Electrical Components & Equipment 0.9%
38,904	Polypore International, Inc.*	1,367,865

	Electronic Equipment & Instruments 1.1%
87,788	Oxford Instruments plc (United Kingdom)	1,705,905

	Environmental & Facilities Services 1.2%
70,205	Tetra Tech, Inc.*	1,850,604

	Footwear 0.6%
66,170	Bata India Ltd. (India)	996,219

	General Merchandise Stores 2.2%
23,621	Dollar Tree, Inc.*	2,231,948
1,700,000	PT Mitra Adiperkasa Tbk (Indonesia)	1,180,556

		3,412,504

	Gold 1.3%
104,030	Koza Altin Isletmeleri A.S. (Turkey)	1,971,911

	Health Care Equipment 2.3%
79,000	AtriCure, Inc.*	786,050
54,177	Elekta AB, Class B (Sweden)	2,742,673

		3,528,723

	Health Care Facilities 1.2%
587,735	Life Healthcare Group Holdings Ltd. (South Africa)	1,918,959

	Health Care Services 3.4%
33,480	Catalyst Health Solutions, Inc.*	2,133,680
23,855	CorVel Corp.*	951,576
40,450	IPC The Hospitalist Co., Inc.*	1,493,010
9,900	MEDNAX, Inc.*	736,263

		5,314,529

	Health Care Technology 1.9%
22,500	athenahealth, Inc.*	1,667,700
22,410	Computer Programs and Systems, Inc.	1,266,613

		2,934,313

	Home Improvement Retail 0.9%
2,850,000	Ace Hardware Indonesia Tbk (Indonesia)	1,386,975

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Schedule of Investments (continued)

Shares		Value

	Industrial Machinery 4.7%
16,185	Andritz AG (Austria)	$1,583,264
31,170	Graco, Inc.	1,653,880
39,255	IDEX Corp.	1,653,813
72,855	Rotork plc (United Kingdom)	2,387,508

		7,278,465

	Internet Retail 2.5%
64,442	MakeMyTrip Ltd.* (India)	1,480,233
41,500	Start Today Co. Ltd. (Japan)	764,757
101,731	Yoox S.p.A.* (Italy)	1,615,206

		3,860,196

	Internet Software & Services 3.4%
46,365	Akamai Technologies, Inc.*	1,701,595
12,100	Daum Communications Corp. (Korea)	1,271,886
121,768	Envestnet, Inc.*	1,524,535
20,415	Vistaprint N.V.*	789,040

		5,287,056

	Leisure Facilities 1.3%
40,380	Life Time Fitness, Inc.*	2,042,017

	Life & Health Insurance 1.0%
236,465	Discovery Holdings Ltd. (South Africa)	1,555,547

	Life Sciences Tools & Services 2.0%
41,835	Covance, Inc.*	1,992,601
15,490	Techne Corp.	1,085,849

		3,078,450

	Marine Ports & Services 1.0%
1,072,630	International Container Terminal Services, Inc. (Philippines)	1,636,363

	Oil & Gas Equipment & Services 1.8%
6,900	Core Laboratories N.V.	907,833
28,950	ShawCor Ltd., Class A (Canada)	910,669
38,700	TGS-NOPEC Geophysical Co. ASA (Norway)	1,061,243

		2,879,745

	Oil & Gas Exploration & Production 4.7%
486,000	Afren plc* (Nigeria)	1,036,897
100,000	Coastal Energy Co.* (Thailand)	1,563,815
202,252	Gran Tierra Energy, Inc.* (Colombia)	1,272,165
57,030	Northern Oil and Gas, Inc.*	1,182,802
96,700	Premier Oil plc* (United Kingdom)	606,720
144,133	Zhaikmunai L.P. GDR* (Kazakhstan)	1,612,848

		7,275,247

	Packaged Foods & Meats 1.2%
33,629	GlaxoSmithKline Consumer Healthcare Ltd. (India)	1,831,789

	Pharmaceuticals 0.5%
1,815,000	PT Kalbe Farma Tbk (Indonesia)	704,642

	Real Estate Operating Companies 1.3%
83,500	Multiplan Empreendimentos Imobiliarios S.A. (Brazil)	1,954,328

	Regional Banks 0.6%
15,265	Signature Bank*	962,306

	Research & Consulting Services 2.7%
25,282	Campbell Brothers Ltd. (Australia)	1,762,852
17,504	IHS, Inc., Class A*	1,639,250
30,000	Nihon M&A Center, Inc. (Japan)	794,272

		4,196,374

Shares		Value

	Restaurants 0.7%
14,028	Peet’s Coffee & Tea, Inc.*	$1,033,864

	Semiconductors 4.9%
28,534	Hittite Microwave Corp.*	1,549,681
62,200	Linear Technology Corp.	2,096,140
43,000	Microchip Technology, Inc.	1,599,600
65,700	Power Integrations, Inc.	2,438,784

		7,684,205

	Specialized Finance 1.4%
47,000	CRISIL Ltd. (India)	924,178
35,305	MSCI, Inc., Class A*	1,299,577

		2,223,755

	Specialty Stores 2.1%
34,618	Hibbett Sports, Inc.*	1,888,412
2,432,000	Sa Sa International Holdings Ltd. (Hong Kong)	1,409,592

		3,298,004

	Systems Software 1.8%
49,279	OPNET Technologies, Inc.	1,429,091
29,201	Sourcefire, Inc.*	1,405,444

		2,834,535

	Thrifts & Mortgage Finance 1.1%
339,030	LIC Housing Finance Ltd. (India)	1,745,560

	Trading Companies & Distributors 3.3%
162,179	MonotaRO Co. Ltd. (Japan)	2,494,760
31,320	MSC Industrial Direct Co., Inc., Class A	2,608,330

		5,103,090

	Trucking 4.6%
26,700	J.B. Hunt Transport Services, Inc.	1,451,679
150,940	Knight Transportation, Inc.	2,665,600
34,235	Old Dominion Freight Line, Inc.*	1,631,983
85,700	Tegma Gestao Logistica (Brazil)	1,433,938

		7,183,200

	Total Common Stocks (cost $114,546,851)	152,528,531

	WARRANTS 0.0%

	Health Care Equipment 0.0%
40,000	Cardica, Inc., expiring 9/29/14* *** †	35,200

	Restaurants 0.0%
29,600	KFC Holdings Malaysia Berhad, expiring 9/14/15* (Malaysia)	8,937

	Total Warrants (cost $5,000)	44,137

MARCH 31, 2012 (UNAUDITED)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.1%

	Repurchase Agreement 1.1%
$1,682,252	Repurchase Agreement dated 3/30/12, 0.01% due 4/2/12 with State Street Bank and Trust Co. collateralized by $1,615,000 of United States Treasury Notes 2.625% due 12/31/14; value: $1,715,938; repurchase proceeds: $1,682,253 (cost $1,682,252)	$1,682,252

	Total Short-Term Investments (cost $1,682,252)	1,682,252

	Total Investments (cost $116,234,103) 99.1%	154,254,920

	Other Assets less Liabilities 0.9%	1,380,838

	NET ASSETS 100.0%	$155,635,758

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

GDR Global Depositary Receipt.

See Notes to Financial Statements.

At March 31, 2012, Wasatch Global Opportunities Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	1.2
Austria	1.0
Brazil	3.7
Canada	0.6
Colombia	0.8
Finland	0.8
Germany	2.9
Hong Kong	0.9
India	8.3
Indonesia	5.1
Italy	1.1
Japan	3.4
Kazakhstan	1.1
Korea	2.2
Malaysia	<0.1
Nigeria	0.7
Norway	0.7
Philippines	2.1
South Africa	4.0
Sweden	1.8
Switzerland	1.2
Thailand	1.0
Turkey	1.3
United Kingdom	7.6
United States	46.5

TOTAL	100.0%

WASATCH HERITAGE GROWTH FUND (WAHGX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 91.4%

	Aerospace & Defense 1.6%
15,030	TransDigm Group, Inc.*	$1,739,873

	Air Freight & Logistics 4.4%
24,462	CH Robinson Worldwide, Inc.	1,602,016
67,549	Expeditors International of Washington, Inc.	3,141,704

		4,743,720

	Apparel Retail 2.8%
52,317	Ross Stores, Inc.	3,039,618

	Application Software 2.8%
46,558	ANSYS, Inc.*	3,027,201

	Asset Management & Custody Banks 4.0%
65,400	CETIP S.A. — Mercados Organizados (Brazil)	1,087,458
59,010	SEI Investments Co.	1,220,917
30,618	T. Rowe Price Group, Inc.	1,999,355

		4,307,730

	Automotive Retail 0.9%
11,003	O’Reilly Automotive, Inc.*	1,005,124

	Communications Equipment 2.1%
8,305	F5 Networks, Inc.*	1,120,843
40,855	Riverbed Technology, Inc.*	1,147,208

		2,268,051

	Data Processing & Outsourced Services 2.2%
18,595	Alliance Data Systems Corp.*	2,342,226

	Distributors 2.5%
86,408	LKQ Corp.*	2,693,337

	Diversified Metals & Mining 0.9%
16,174	BHP Billiton plc ADR (United Kingdom)	992,760

	Diversified Support Services 4.1%
167,604	Copart, Inc.*	4,369,436

	Electrical Components & Equipment 1.5%
45,368	Polypore International, Inc.*	1,595,139

	Electronic Components 3.8%
68,390	Amphenol Corp., Class A	4,087,670

	Environmental & Facilities Services 1.1%
14,058	Stericycle, Inc.*	1,175,811

	Health Care Equipment 3.4%
81,928	St. Jude Medical, Inc.	3,630,230

	Health Care Services 2.5%
41,912	Catalyst Health Solutions, Inc.*	2,671,052

	Industrial Machinery 2.4%
60,366	IDEX Corp.	2,543,220

	IT Consulting & Other Services 5.3%
73,963	Cognizant Technology Solutions Corp., Class A*	5,691,453

	Life Sciences Tools & Services 2.4%
54,152	Covance, Inc.*	2,579,260

Shares		Value

	Oil & Gas Equipment & Services 4.2%
24,187	CARBO Ceramics, Inc.	$2,550,519
15,461	Core Laboratories N.V.	2,034,204

		4,584,723

	Oil & Gas Exploration & Production 3.3%
166,498	SandRidge Energy, Inc.*	1,303,679
97,760	Ultra Petroleum Corp.*	2,212,309

		3,515,988

	Personal Products 1.1%
17,293	Herbalife Ltd.	1,190,104

	Pharmaceuticals 0.9%
21,235	Teva Pharmaceutical Industries Ltd. ADR (Israel)	956,849

	Regional Banks 2.4%
40,344	Signature Bank*	2,543,286

	Research & Consulting Services 4.7%
54,148	IHS, Inc., Class A*	5,070,960

	Restaurants 3.1%
62,830	Tim Hortons, Inc. (Canada)	3,363,918

	Semiconductors 8.5%
38,485	Altera Corp.	1,532,473
91,609	Linear Technology Corp.	3,087,223
33,559	Microchip Technology, Inc.	1,248,395
41,219	Silicon Laboratories, Inc.*	1,772,417
42,556	Xilinx, Inc.	1,550,315

		9,190,823

	Specialized Finance 4.6%
15,135	IntercontinentalExchange, Inc.*	2,079,852
52,435	MSCI, Inc., Class A*	1,930,132
268,453	Power Finance Corp. Ltd. (India)	967,474

		4,977,458

	Trading Companies & Distributors 4.7%
61,426	MSC Industrial Direct Co., Inc., Class A	5,115,557

	Trucking 2.0%
40,034	J.B. Hunt Transport Services, Inc.	2,176,649

	Wireless Telecommunication Services 1.2%
72,841	NII Holdings, Inc.*	1,333,719

	Total Common Stocks (cost $74,949,995)	98,522,945

MARCH 31, 2012 (UNAUDITED)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 8.5%

	Repurchase Agreement 8.5%
$9,129,952	Repurchase Agreement dated 3/30/12, 0.01% due 4/2/12 with State Street Bank and Trust Co. collateralized by $8,850,000 of United States Treasury Notes 1.875% due 10/31/17; value: $9,315,404; repurchase proceeds: $9,129,959 (cost $9,129,952)	$9,129,952

	Total Short-Term Investments (cost $9,129,952)	9,129,952

	Total Investments (cost $84,079,947) 99.9%	107,652,897

	Other Assets less Liabilities 0.1%	88,161

	NET ASSETS 100.0%	$107,741,058

	*Non-income producing. ADR American Depositary Receipt. See Notes to Financial Statements.

At March 31, 2012, Wasatch Heritage Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	1.1
Canada	3.4
India	1.0
Israel	1.0
United Kingdom	1.0
United States	92.5

TOTAL	100.0%

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 94.5%

	Advertising 1.3%
299,346	REA Group Ltd. (Australia)	$4,299,962

	Apparel Retail 2.3%
163,120	Cia. Hering (Brazil)	4,220,666
310,160	Truworths International Ltd. (South Africa)	3,271,344

		7,492,010

	Apparel, Accessories & Luxury Goods 1.1%
175,000	Salvatore Ferragamo Italia S.p.A.* (Italy)	3,625,367

	Application Software 1.8%
194,662	Computer Modelling Group Ltd. (Canada)	3,100,707
103,855	Fidessa Group plc (United Kingdom)	2,748,963

		5,849,670

	Asset Management & Custody Banks 3.9%
1,014,100	Aberdeen Asset Management plc (United Kingdom)	4,168,285
220,645	CETIP S.A. — Mercados Organizados (Brazil)	3,668,840
15,070	Partners Group Holding AG (Switzerland)	2,938,738
20,210	VZ Holding AG (Switzerland)	2,305,110

		13,080,973

	Auto Parts & Equipment 1.0%
21,195	Bosch Ltd. (India)	3,374,891

	Automotive Retail 1.4%
330,743	ARB Corp. Ltd. (Australia)	3,155,876
13,783	Delticom AG (Germany)	1,468,092

		4,623,968

	Biotechnology 2.0%
1,205,493	Abcam plc (United Kingdom)	6,728,738

	Brewers 1.2%
275,590	Anadolu Efes Biracilik ve Malt Sanayii A.S. (Turkey)	3,848,353

	Casinos & Gaming 4.0%
1,900,169	Galaxy Entertainment Group Ltd.* (Hong Kong)	5,249,728
269,297	Melco Crown Entertainment Ltd. ADR* (China)	3,665,132
2,078,370	SJM Holdings Ltd. (Hong Kong)	4,218,872

		13,133,732

	Catalog Retail 0.8%
23,355	Hyundai Home Shopping Network Corp. (Korea)	2,762,076

	Coal & Consumable Fuels 3.0%
2,503,700	PT Harum Energy Tbk (Indonesia)	2,231,535
809,245	PT Indo Tambangraya Megah Tbk (Indonesia)	3,845,330
1,721,385	PT Tambang Batubara Bukit Asam (Persero) Tbk (Indonesia)	3,859,185

		9,936,050

	Commodity Chemicals 0.8%
1,030,100	TSRC Corp. (Taiwan)	2,635,062

	Construction & Engineering 1.0%
413,152	Kentz Corp. Ltd. (United Kingdom)	3,237,796

Shares		Value

	Construction Materials 2.8%
2,151,000	PT Indocement Tunggal Prakarsa Tbk (Indonesia)	$4,340,109
3,736,935	PT Semen Gresik (Persero) Tbk (Indonesia)	5,006,283

		9,346,392

	Consumer Finance 1.9%
481,100	Mahindra & Mahindra Financial Services Ltd. (India)	6,320,074

	Data Processing & Outsourced Services 2.0%
357,539	Wirecard AG (Germany)	6,803,971

	Department Stores 2.0%
87,500	Lojas Renner S.A. (Brazil)	3,010,701
595,023	Woolworths Holdings Ltd. (South Africa)	3,741,745

		6,752,446

	Distributors 0.9%
2,717,607	Dah Chong Hong Holdings Ltd. (China)	2,870,237

	Diversified Banks 3.6%
1,594,000	Metropolitan Bank & Trust (Philippines)	3,242,946
8,886,019	PT Bank Tabungan Pensiunan Nasional Tbk* (Indonesia)	3,498,433
1,530,103	Security Bank Corp. (Philippines)	5,096,186

		11,837,565

	Drug Retail 0.9%
499,940	Clicks Group Ltd. (South Africa)	2,920,525

	Electronic Components 0.8%
226,240	Partron Co. Ltd. (Korea)	2,635,690

	Electronic Equipment & Instruments 3.6%
1,462,520	Chroma ATE, Inc. (Taiwan)	3,726,355
550,463	Halma plc (United Kingdom)	3,350,738
251,842	Oxford Instruments plc (United Kingdom)	4,893,819

		11,970,912

	Fertilizers & Agricultural Chemicals 0.7%
220,169	Phosagro OAO GDR (Russia)	2,280,951

	Food Retail 2.2%
102,270	BIM Birlesik Magazalar A.S. (Turkey)	3,871,365
1,682,000	CP ALL Public Co. Ltd.*** (Thailand)	3,571,183

		7,442,548

	Gold 1.8%
320,450	Koza Altin Isletmeleri A.S. (Turkey)	6,074,200

	Health Care Equipment 2.3%
151,077	Elekta AB, Class B (Sweden)	7,648,168

	Health Care Supplies 0.9%
224,005	St. Shine Optical Co. Ltd. (Taiwan)	2,906,840

	Highways & Railtracks 1.1%
83,400	Obrascon Huarte Lain Brasil S.A. (Brazil)	3,523,647

	Human Resource & Employment Services 1.0%
435,224	Michael Page International plc (United Kingdom)	3,341,162

	Hypermarkets & Super Centers 1.3%
806,760	Big C Supercenter Public Co. Ltd.*** (Thailand)	4,288,773

MARCH 31, 2012 (UNAUDITED)

Shares		Value

	Industrial Machinery 4.5%
46,490	Andritz AG (Austria)	$4,547,787
316,429	Rotork plc (United Kingdom)	10,369,594

		14,917,381

	Internet Retail 4.0%
168,932	ASOS plc* (United Kingdom)	4,814,632
216,030	Start Today Co. Ltd. (Japan)	3,980,977
287,401	Yoox S.p.A.* (Italy)	4,563,131

		13,358,740

	Internet Software & Services 1.8%
576,685	carsales.com Ltd. (Australia)	3,319,503
97,800	Kakaku.com, Inc. (Japan)	2,562,146

		5,881,649

	Life & Health Insurance 1.5%
1,015,816	Bangkok Life Assurance Public Co. Ltd. NVDR (Thailand)	1,580,524
539,825	Discovery Holdings Ltd. (South Africa)	3,551,151

		5,131,675

	Marine Ports & Services 3.0%
3,999,600	International Container Terminal Services, Inc. (Philippines)	6,101,638
219,200	Santos Brasil Participacoes S.A.** (Brazil)	3,849,307

		9,950,945

	Multi-Sector Holdings 2.3%
6,789,990	First Pacific Co. Ltd. (Hong Kong)	7,521,161

	Oil & Gas Equipment & Services 2.8%
25,475	Core Laboratories N.V.	3,351,746
107,135	ShawCor Ltd., Class A (Canada)	3,370,105
90,140	TGS-NOPEC Geophysical Co. ASA (Norway)	2,471,845

		9,193,696

	Oil & Gas Exploration & Production 3.6%
1,174,300	Afren plc* (Nigeria)	2,505,408
378,245	Gran Tierra Energy, Inc.* (Colombia)	2,379,161
82,030	Petrominerales Ltd. (Colombia)	1,524,400
274,496	Premier Oil plc* (United Kingdom)	1,722,257
148,940	TransGlobe Energy Corp.* (Egypt)	1,802,440
182,385	Zhaikmunai L.P. GDR* (Kazakhstan)	2,040,888

		11,974,554

	Packaged Foods & Meats 2.0%
62,642	GlaxoSmithKline Consumer Healthcare Ltd. (India)	3,412,142
4,199,765	Vitasoy International Holdings Ltd. (Hong Kong)	3,250,998

		6,663,140

	Personal Products 1.0%
357,070	Godrej Consumer Products Ltd. (India)	3,378,305

	Pharmaceuticals 0.9%
7,633,540	PT Kalbe Farma Tbk (Indonesia)	2,963,590

	Publishing 1.2%
177,420	Rightmove plc (United Kingdom)	4,120,147

	Research & Consulting Services 2.3%
107,815	Campbell Brothers Ltd. (Australia)	7,517,678

	Restaurants 0.3%
74,045	Toridoll.corp (Japan)	890,276

	Specialized Finance 0.9%
273,400	Oslo Bors VPS Holding ASA (Norway)	3,121,854

Shares		Value

	Specialty Chemicals 0.8%
86,560	Soulbrain Co. Ltd. (Korea)	$2,742,601

	Specialty Stores 1.8%
1,332,970	L’Occitane International S.A. (Luxembourg)	3,172,778
4,931,244	Sa Sa International Holdings Ltd. (Hong Kong)	2,858,158

		6,030,936

	Thrifts & Mortgage Finance 2.6%
276,791	Gruh Finance Ltd. (India)	3,449,768
1,007,833	LIC Housing Finance Ltd. (India)	5,189,020

		8,638,788

	Trading Companies & Distributors 1.8%
379,880	MonotaRO Co. Ltd. (Japan)	5,843,602

	Total Common Stocks (cost $242,760,029)	313,433,467

	PREFERRED STOCKS 1.4%

	Diversified Banks 0.4%
128,451	Banco do Estado do Rio Grande do Sul S.A., Series B Pfd. (Brazil)	1,388,659

	Footwear 1.0%
379,500	Alpargatas S.A. Pfd. (Brazil)	3,288,410

	Total Preferred Stocks (cost $3,531,134)	4,677,069

Principal Amount		Value

	SHORT-TERM INVESTMENTS 4.2%

	Repurchase Agreement 4.2%
$13,964,975	Repurchase Agreement dated 3/30/12, 0.01% due 4/2/12 with State Street Bank and Trust Co. collateralized by $13,410,000 of United States Treasury Notes 2.625% due 12/31/14; value: $14,248,125; repurchase proceeds: $13,964,986 (cost $13,964,975)	$13,964,975

	Total Short-Term Investments (cost $13,964,975)	13,964,975

	Total Investments (cost $260,256,138) 100.1%	332,075,511

	Liabilities less Other Assets (0.1%)	(344,777)

	NET ASSETS 100.0%	$331,730,734

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

NVDR Non-Voting Depositary Receipt.

See Notes to Financial Statements.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Schedule of Investments (continued)

At March 31, 2012, Wasatch International Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	5.7
Austria	1.4
Brazil	7.2
Canada	2.0
China	2.1
Colombia	1.2
Egypt	0.6
Germany	2.6
Hong Kong	7.3
India	7.9
Indonesia	8.1
Italy	2.6
Japan	4.2
Kazakhstan	0.6
Korea	2.6
Luxembourg	1.0
Nigeria	0.8
Norway	1.8
Philippines	4.5
Russia	0.7
South Africa	4.2
Sweden	2.4
Switzerland	1.6
Taiwan	2.9
Thailand	3.0
Turkey	4.3
United Kingdom	15.6
United States	1.1

TOTAL	100.0%

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 93.8%

	Agricultural Products 0.5%
2,250,000	PT Sampoerna Agro Tbk (Indonesia)	$879,675

	Apparel Retail 1.4%
2,565,905	IT Ltd. (Hong Kong)	1,503,728
2,435,225	Padini Holdings Berhad (Malaysia)	1,152,628

		2,656,356

	Apparel, Accessories & Luxury Goods 5.6%
36,908	Gerry Weber International AG (Germany)	1,415,544
44,909	LG Fashion Corp. (Korea)	1,583,438
36,300	Page Industries Ltd. (India)	1,923,840
171,700	Restoque Comercio e Confeccoes de Roupas S.A. (Brazil)	3,552,251
163,206	Ted Baker plc (United Kingdom)	2,135,353

		10,610,426

	Application Software 3.3%
163,000	Computer Modelling Group Ltd. (Canada)	2,596,373
64,288	Fidessa Group plc (United Kingdom)	1,701,655
1,539,295	Technology One Ltd. (Australia)	1,851,916

		6,149,944

	Auto Parts & Equipment 1.1%
69,407	WABCO India Ltd. (India)	2,084,458

	Biotechnology 1.8%
614,468	Abcam plc (United Kingdom)	3,429,795

	Brewers 1.9%
362,475	Carlsberg Brewery Malaysia Berhad (Malaysia)	1,218,702
102,990	Olvi Oyj, Class A (Finland)	2,398,561

		3,617,263

	Building Products 0.9%
816,500	Dynasty Ceramic Public Co. Ltd.*** (Thailand)	1,726,957

	Catalog Retail 0.9%
14,240	Hyundai Home Shopping Network Corp. (Korea)	1,684,092

	Coal & Consumable Fuels 1.6%
3,842,115	PT Resource Alam Indonesia Tbk (Indonesia)	2,962,261

	Commodity Chemicals 2.7%
1,224,627	Berger Paints India Ltd. (India)	2,564,878
130,700	Tikkurila Oyj (Finland)	2,475,897

		5,040,775

	Construction & Engineering 1.4%
190,615	Kentz Corp. Ltd. (United Kingdom)	1,493,815
144,478	Lycopodium Ltd. (Australia)	1,098,366

		2,592,181

	Construction & Farm Machinery & Heavy Trucks 1.7%
48,845	Eicher Motors Ltd. (India)	1,884,001
18,305	Faiveley Transport (France)	1,268,925

		3,152,926

	Construction Materials 0.7%
6,997,973	Diamond Building Products Public Co. Ltd.*** (Thailand)	1,327,006

Shares		Value

	Data Processing & Outsourced Services 2.7%
400	GMO Payment Gateway, Inc. (Japan)	$1,640,989
183,361	Wirecard AG (Germany)	3,489,362

		5,130,351

	Diversified Banks 1.5%
5,922,575	South Indian Bank Ltd. (India)	2,871,481

	Diversified Metals & Mining 1.2%
702,700	Imdex Ltd. (Australia)	2,215,567

	Diversified Support Services 0.5%
256,000	Vicom Ltd. (Singapore)	871,871

	Drug Retail 1.0%
37,353	Cosmos Pharmaceutical Corp. (Japan)	1,882,207

	Electrical Components & Equipment 1.0%
324,070	Amara Raja Batteries Ltd. (India)	1,867,005

	Electronic Equipment & Instruments 1.5%
143,460	Oxford Instruments plc (United Kingdom)	2,787,729

	Environmental & Facilities Services 0.9%
465,656	RPS Group plc (United Kingdom)	1,765,795

	Food Retail 2.1%
2,382,000	PT Sumber Alfaria Trijaya Tbk* (Indonesia)	1,302,493
75,942	Rami Levi Chain Stores Hashikma Marketing 2006 Ltd. (Israel)	2,622,222

		3,924,715

	Footwear 1.1%
139,320	Bata India Ltd. (India)	2,097,526

	General Merchandise Stores 2.1%
5,701,500	PT Mitra Adiperkasa Tbk (Indonesia)	3,959,375

	Gold 2.1%
570,985	Highland Gold Mining Ltd. (Russia)	1,207,713
139,704	Koza Altin Isletmeleri A.S. (Turkey)	2,648,120

		3,855,833

	Health Care Facilities 2.5%
1,719,730	KPJ Healthcare Berhad (Malaysia)	2,891,010
944,385	Raffles Medical Group Ltd. (Singapore)	1,743,434

		4,634,444

	Health Care Supplies 0.7%
19,706	Sartorius Stedim Biotech (France)	1,385,221

	Health Care Technology 1.0%
289,236	Craneware plc (United Kingdom)	1,878,114

	Heavy Electrical Equipment 0.1%
39,200	TD Power Systems Ltd.* (India)	185,054

	Household Appliances 1.1%
35,400	TTK Prestige Ltd. (India)	2,046,383

	Hypermarkets & Super Centers 1.2%
4,919,300	Puregold Price Club, Inc.* (Philippines)	2,337,341

	Industrial Machinery 2.7%
61,700	FAG Bearings India Ltd. (India)	2,045,565
15,409	Kennametal India Ltd. (India)	306,244
132,047	SKF India Ltd. (India)	1,777,172
1,031,000	SNC Former Public Co. Ltd.*** (Thailand)	977,528

		5,106,509

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Schedule of Investments (continued)

Shares		Value

	Internet Retail 3.2%
864,000	Webjet Ltd. (Australia)	$2,912,316
190,396	Yoox S.p.A.* (Italy)	3,022,961

		5,935,277

	Internet Software & Services 3.0%
18,647	Daum Communications Corp. (Korea)	1,960,070
76,000	Kakaku.com, Inc. (Japan)	1,991,034
307,000	PChome Online, Inc. (Taiwan)	1,731,878

		5,682,982

	IT Consulting & Other Services 1.7%
612,325	EOH Holdings Ltd. (South Africa)	2,694,983
3,935,000	PT Astra Graphia Tbk (Indonesia)	456,157

		3,151,140

	Oil & Gas Exploration & Production 3.6%
766,591	Afren plc* (Nigeria)	1,635,547
99,210	Coastal Energy Co.* (Thailand)	1,551,461
269,711	Gran Tierra Energy, Inc.* (Colombia)	1,696,482
149,050	TransGlobe Energy Corp.* (Egypt)	1,803,771

		6,687,261

	Oil & Gas Refining & Marketing 0.9%
8,519	Hankook Shell Oil Co. Ltd. (Korea)	1,612,749

	Packaged Foods & Meats 8.9%
869,300	Grupo Herdez S.A.B. de C.V. (Mexico)	1,798,381
1,253,000	Petra Foods Ltd. (Singapore)	2,422,845
183,660	Pinar Sut Mamulleri Sanayii A.S. (Turkey)	1,915,754
4,799,000	PT Nippon Indosari Corpindo Tbk (Indonesia)	1,850,008
671,303	Standard Foods Corp. (Taiwan)	2,285,858
2,493,000	Super Group Ltd. (Singapore)	3,580,699
3,743,120	Vitasoy International Holdings Ltd. (Hong Kong)	2,897,514

		16,751,059

	Photographic Products 1.8%
75,113	Mobotix AG (Germany)	2,518,350
2,829,500	PT Modern Internasional Tbk (Indonesia)	843,218

		3,361,568

	Research & Consulting Services 1.7%
125,187	eClerx Services Ltd. (India)	1,792,107
638,531	Sporton International, Inc. (Taiwan)	1,475,472

		3,267,579

	Restaurants 3.6%
313,067	Domino’s Pizza Enterprises Ltd. (Australia)	2,954,746
271,057	Famous Brands Ltd. (South Africa)	1,766,466
177,800	Toridoll.corp (Japan)	2,137,768

		6,858,980

	Specialized Finance 1.1%
174,495	Oslo Bors VPS Holding ASA (Norway)	1,992,494

	Specialty Chemicals 1.9%
673,719	DuluxGroup Ltd. (Australia)	2,082,267
44,609	Soulbrain Co. Ltd. (Korea)	1,413,409

		3,495,676

	Steel 0.3%
127,344	MOIL Ltd. (India)	624,659

	Thrifts & Mortgage Finance 1.5%
616,704	Dewan Housing Finance Corp. Ltd. (India)	2,875,006

	Tires & Rubber 0.7%
199,183	Goodyear India Ltd. (India)	1,411,425

Shares		Value

	Tobacco 0.7%
22,529	Godfrey Phillips India Ltd. (India)	$1,380,175

	Trading Companies & Distributors 5.7%
33,727	Indutrade AB (Sweden)	1,047,692
305,460	MonotaRO Co. Ltd. (Japan)	4,698,817
2,507,500	PT Hexindo Adiperkasa Tbk (Indonesia)	3,098,726
10,242	Thermador Groupe (France)	1,774,287

		10,619,522

	Trucking 1.0%
113,766	Tegma Gestao Logistica (Brazil)	1,903,540

	Total Common Stocks (cost $150,413,324)	176,327,728

Principal Amount		Value

	SHORT-TERM INVESTMENTS 6.2%

	Repurchase Agreement 6.2%
$11,599,983	Repurchase Agreement dated 3/30/12, 0.01% due 4/2/12 with State Street Bank and Trust Co. collateralized by $11,245,000 of United States Treasury Notes 1.875% due 10/31/17; value: $11,836,352; repurchase proceeds: $11,599,992 (cost $11,599,983)	$11,599,983

	Total Short-Term Investments (cost $11,599,983)	11,599,983

	Total Investments (cost $162,013,307) 100.0%	187,927,711

	Liabilities less Other Assets (<0.1%)	(87,115)

	NET ASSETS 100.0%	$187,840,596

	*Non-income producing. ***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15). See Notes to Financial Statements.

MARCH 31, 2012 (UNAUDITED)

At March 31, 2012, Wasatch International Opportunities Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	7.4
Brazil	3.1
Canada	1.5
Colombia	1.0
Egypt	1.0
Finland	2.8
France	2.5
Germany	4.2
Hong Kong	2.5
India	16.9
Indonesia	8.7
Israel	1.5
Italy	1.7
Japan	7.0
Korea	4.7
Malaysia	3.0
Mexico	1.0
Nigeria	0.9
Norway	1.1
Philippines	1.3
Russia	0.7
Singapore	4.9
South Africa	2.5
Sweden	0.6
Taiwan	3.1
Thailand	3.2
Turkey	2.6
United Kingdom	8.6

TOTAL	100.0%

WASATCH LARGE CAP VALUE FUND (FMIEX / WILCX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 96.4%

	Aerospace & Defense 4.1%
321,000	L-3 Communications Holdings, Inc.	$22,717,170
472,000	Raytheon Co.	24,912,160
359,000	Rockwell Collins, Inc.	20,664,040

		68,293,370

	Agricultural Products 1.7%
908,000	Archer Daniels Midland Co.	28,747,280

	Asset Management & Custody Banks 3.0%
138,000	BlackRock, Inc.	28,276,200
447,000	Northern Trust Corp.	21,210,150

		49,486,350

	Auto Parts & Equipment 1.3%
659,000	Johnson Controls, Inc.	21,404,320

	Automobile Manufacturers 1.3%
1,687,000	Ford Motor Co.	21,070,630

	Coal & Consumable Fuels 0.7%
549,000	Cameco Corp. (Canada)	11,798,010

	Communications Equipment 1.7%
638,000	Harris Corp.	28,761,040

	Computer & Electronics Retail 1.1%
804,000	Best Buy Co., Inc.	19,038,720

	Computer Hardware 1.0%
715,870	Hewlett-Packard Co.	17,059,182

	Construction & Engineering 1.4%
377,200	Fluor Corp.	22,647,088

	Construction & Farm Machinery & Heavy Trucks 1.1%
225,700	Deere & Co.	18,259,130

	Data Processing & Outsourced Services 1.1%
626,650	Computer Sciences Corp.	18,761,901

	Department Stores 1.0%
428,000	Macy’s, Inc.	17,004,440

	Diversified Chemicals 1.1%
341,875	E.I. du Pont de Nemours and Co.	18,085,188

	Drug Retail 2.9%
630,870	CVS Caremark Corp.	28,262,976
617,220	Walgreen Co.	20,670,698

		48,933,674

	Electric Utilities 2.3%
878,000	Duke Energy Corp.	18,446,780
316,000	NextEra Energy, Inc.	19,301,280

		37,748,060

	Electrical Components & Equipment 1.2%
397,230	Emerson Electric Co.	20,727,461

	Electronic Components 0.7%
859,600	Corning, Inc.	12,103,168

	Environmental & Facilities Services 1.4%
655,090	Waste Management, Inc.	22,901,946

	Food Distributors 1.4%
759,700	Sysco Corp.	22,684,642

Shares		Value

	Gold 1.3%
517,000	Barrick Gold Corp. (Canada)	$22,479,160

	Health Care Distributors 1.6%
294,210	McKesson Corp.	25,822,812

	Health Care Equipment 3.9%
219,285	C.R. Bard, Inc.	21,647,815
577,795	Medtronic, Inc.	22,643,786
325,000	Zimmer Holdings, Inc.	20,891,000

		65,182,601

	Home Improvement Retail 0.8%
268,000	Home Depot, Inc. (The)	13,483,080

	Household Products 1.0%
232,000	Kimberly-Clark Corp.	17,142,480

	Hypermarkets & Super Centers 1.8%
482,680	Wal-Mart Stores, Inc.	29,540,016

	Industrial Machinery 1.2%
243,000	Parker Hannifin Corp.	20,545,650

	Insurance Brokers 1.4%
732,000	Marsh & McLennan Cos., Inc.	24,002,280

	Integrated Oil & Gas 3.3%
222,000	Chevron Corp.	23,807,280
408,000	ConocoPhillips	31,012,080

		54,819,360

	Integrated Telecommunication Services 1.6%
858,760	AT&T, Inc.	26,819,075

	Internet Software & Services 0.5%
216,000	eBay, Inc.*	7,968,240

	Investment Banking & Brokerage 1.2%
159,450	Goldman Sachs Group, Inc. (The)	19,830,796

	Life & Health Insurance 2.8%
662,350	MetLife, Inc.	24,738,772
867,610	Unum Group	21,239,093

		45,977,865

	Managed Health Care 1.6%
360,000	WellPoint, Inc.	26,568,000

	Multi-Line Insurance 2.1%
768,470	Genworth Financial, Inc., Class A*	6,393,670
698,000	Loews Corp.	27,829,260

		34,222,930

	Oil & Gas Drilling 2.5%
335,210	Ensco plc ADR (United Kingdom)	17,742,665
447,995	Transocean Ltd. (Switzerland)	24,505,327

		42,247,992

	Oil & Gas Equipment & Services 3.0%
351,000	Halliburton Co.	11,649,690
265,485	National Oilwell Varco, Inc.	21,098,093
239,670	Schlumberger Ltd.	16,760,123

		49,507,906

	Oil & Gas Exploration & Production 3.6%
207,819	Anadarko Petroleum Corp.	16,280,541
998,000	Marathon Oil Corp.	31,636,600
559,526	Ultra Petroleum Corp.*	12,662,073

		60,579,214

MARCH 31, 2012 (UNAUDITED)

Shares		Value

	Oil & Gas Storage & Transportation 2.6%
812,000	Spectra Energy Corp.	$25,618,600
574,560	Williams Cos., Inc. (The)	17,702,194

		43,320,794

	Other Diversified Financial Services 2.3%
832,000	JPMorgan Chase & Co.	38,255,360

	Packaged Foods & Meats 1.2%
382,010	HJ Heinz Co.	20,456,635

	Pharmaceuticals 6.7%
326,000	Abbott Laboratories	19,980,540
309,000	Johnson & Johnson	20,381,640
714,720	Merck & Co., Inc.	27,445,248
1,096,000	Pfizer, Inc.	24,835,360
415,342	Teva Pharmaceutical Industries Ltd. ADR (Israel)	18,715,311

		111,358,099

	Property & Casualty Insurance 3.0%
665,830	Allstate Corp. (The)	21,919,124
485,410	Travelers Cos., Inc. (The)	28,736,272

		50,655,396

	Regional Banks 1.5%
393,000	PNC Financial Services Group, Inc.	25,344,570

	Semiconductors 2.5%
1,461,000	Intel Corp.	41,068,710

	Soft Drinks 1.5%
377,000	PepsiCo, Inc.	25,013,950

	Specialized REITs 1.3%
1,019,350	Weyerhaeuser Co.	22,344,152

	Steel 1.3%
509,000	Nucor Corp.	21,861,550

	Systems Software 3.1%
862,000	Microsoft Corp.	27,799,500
1,295,220	Symantec Corp.*	24,220,614

		52,020,114

	Technology Distributors 1.4%
636,300	Avnet, Inc.*	23,154,957

	Water Utilities 1.3%
638,965	American Water Works Co., Inc.	21,743,979

	Total Common Stocks (cost $1,318,380,001)	1,608,853,323

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.4%

	Repurchase Agreement 3.4%
$56,390,424	Repurchase Agreement dated 3/30/12, 0.01% due 4/2/12 with State Street Bank and Trust Co. collateralized by $54,135,000 of United States Treasury Notes 2.625% due 12/31/14; value: $57,518,438; repurchase proceeds: $56,390,471 (cost $56,390,424)	$56,390,424

	Total Short-Term Investments (cost $56,390,424)	56,390,424

	Total Investments (cost $1,374,770,425) 99.8%	1,665,243,747

	Other Assets less Liabilities 0.2%	3,623,241

	NET ASSETS 100.0%	$1,668,866,988

	*Non-income producing. ADR American Depositary Receipt. REIT Real Estate Investment Trust. See Notes to Financial Statements.

At March 31, 2012, Wasatch Large Cap Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	2.1
Israel	1.2
Switzerland	1.5
United Kingdom	1.1
United States	94.1

TOTAL	100.0%

WASATCH LONG/SHORT FUND (FMLSX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 79.6%

	Advertising 1.3%
1,300,000	Interpublic Group of Cos., Inc. (The)	$14,833,000

	Agricultural Products 0.7%
270,000	Archer Daniels Midland Co.‡	8,548,200

	Apparel Retail 1.6%
1,242,894	Chico’s FAS, Inc.	18,767,699

	Automobile Manufacturers 1.1%
500,000	General Motors Co.*	12,825,000

	Coal & Consumable Fuels 1.0%
350,000	CONSOL Energy, Inc.‡	11,935,000

	Communications Equipment 2.7%
1,500,000	Cisco Systems, Inc.‡	31,725,000

	Computer & Electronics Retail 2.0%
988,500	Best Buy Co., Inc.‡	23,407,680

	Computer Hardware 1.3%
1,594,757	Silicon Graphics International Corp.* ‡‡	15,437,248

	Computer Storage & Peripherals 0.3%
200,000	Electronics for Imaging, Inc.*	3,324,000

	Construction & Engineering 1.2%
750,000	Aegion Corp.*	13,372,500

	Data Processing & Outsourced Services 4.7%
3,200,000	Convergys Corp.*	42,720,000
650,000	Western Union Co. (The)‡	11,440,000

		54,160,000

	Electrical Components & Equipment 1.0%
225,000	Emerson Electric Co.	11,740,500

	Electronic Equipment & Instruments 0.8%
210,000	Itron, Inc.*	9,536,100

	Environmental & Facilities Services 2.1%
500,000	Republic Services, Inc.‡	15,280,000
275,000	Waste Management, Inc.‡	9,614,000

		24,894,000

	Fertilizers & Agricultural Chemicals 1.9%
400,000	Mosaic Co. (The)‡	22,116,000

	General Merchandise Stores 1.8%
365,000	Target Corp.‡	21,268,550

	Gold 2.0%
150,000	Newmont Mining Corp.‡	7,690,500
1,000,000	Yamana Gold, Inc.‡ (Canada)	15,620,000

		23,310,500

	Health Care Equipment 4.1%
550,000	Hologic, Inc.*	11,852,500
200,000	Medtronic, Inc.‡	7,838,000
215,000	St. Jude Medical, Inc.	9,526,650
200,000	Stryker Corp.	11,096,000
997,400	Symmetry Medical, Inc.*	7,051,618

		47,364,768

	Health Care Supplies 1.4%
608,267	Alere, Inc.*	15,821,025

	Heavy Electrical Equipment 0.5%
187,300	General Cable Corp.*	5,446,684

Shares		Value

	Hypermarkets & Super Centers 2.8%
525,000	Wal-Mart Stores, Inc.‡	$32,130,000

	Insurance Brokers 1.1%
250,000	Aon Corp.*	12,265,000

	Integrated Oil & Gas 0.7%
100,000	ConocoPhillips	7,601,000

	Internet Software & Services 2.6%
300,000	Akamai Technologies, Inc.* ‡	11,010,000
375,000	Ancestry.com, Inc.*	8,527,500
400,000	WebMD Health Corp.*	10,232,000

		29,769,500

	Life & Health Insurance 2.7%
1,275,000	Unum Group‡	31,212,000

	Multi-Line Insurance 4.6%
1,350,000	Loews Corp.‡	53,824,500

	Oil & Gas Drilling 7.8%
625,000	Ensco plc ADR‡ (United Kingdom)	33,081,250
690,000	Noble Corp.* ‡	25,854,300
1,850,000	Patterson-UTI Energy, Inc.‡	31,986,500

		90,922,050

	Oil & Gas Equipment & Services 1.4%
500,000	Halliburton Co.	16,595,000

	Oil & Gas Exploration & Production 3.7%
431,809	Devon Energy Corp.	30,710,256
125,000	Energen Corp.‡	6,143,750
100,000	Range Resources Corp.	5,814,000

		42,668,006

	Pharmaceuticals 1.2%
260,000	Novartis AG ADR (Switzerland)	14,406,600

	Property & Casualty Insurance 4.3%
400,000	Allstate Corp. (The)‡	13,168,000
1,250,000	CNA Financial Corp.‡	36,662,500

		49,830,500

	Regional Banks 1.7%
815,000	Fifth Third Bancorp‡	11,450,750
1,200,000	Huntington Bancshares, Inc.	7,740,000

		19,190,750

	Research & Consulting Services 1.1%
900,000	Resources Connection, Inc.	12,645,000

	Restaurants 1.0%
200,000	Cracker Barrel Old Country Store, Inc.	11,160,000

	Semiconductors 2.9%
1,200,000	Intel Corp.‡	33,732,000

	Steel 0.8%
600,000	Commercial Metals Co.	8,892,000

	Systems Software 3.3%
650,000	Microsoft Corp.‡	20,962,500
575,000	Oracle Corp.	16,767,000

		37,729,500

	Trucking 1.4%
910,000	Knight Transportation, Inc.	16,070,600

	Wireless Telecommunication Services 1.0%
425,000	Vodafone Group plc ADR (United Kingdom)	11,759,750

	Total Common Stocks (cost $845,240,363)	922,237,210

MARCH 31, 2012 (UNAUDITED)

Shares		Value

	PREFERRED STOCKS 0.2%

	Cable & Satellite 0.1%
37,500	Comcast Corp., 7.00%, Series B Pfd.	$943,125

	Specialized REITs 0.1%
75,000	Public Storage, 6.625% Series M Pfd.§§§	1,877,250

	Total Preferred Stocks (cost $2,275,212)	2,820,375

Principal Amount		Value

	SHORT-TERM INVESTMENTS 20.9%

	Repurchase Agreement 20.9%
$242,749,416	Repurchase Agreement dated 3/30/12, 0.01% due 4/2/12 with State Street Bank and Trust Co. collateralized by $233,305,000 of United States Treasury Notes 1.875% due 6/30/15; value: $16,117,481; United States Treasury Notes 1.875% due 10/31/17; value: $5,136,629; United States Treasury Notes 2.375% due 3/31/16; value: $1,671,625; United States Treasury Notes 2.625% due 12/31/14; value: $224,681,563; repurchase proceeds: $242,749,618‡ (cost $242,749,416)	$242,749,416

	Total Short-Term Investments (cost $242,749,416)	242,749,416

	Total Investments (cost $1,090,264,991) 100.7%	1,167,807,001

	Liabilities less Other Assets (0.7%)	(8,670,453)

	NET ASSETS 100.0%	$1,159,136,548

Number of Contracts		Value

	CALL OPTIONS WRITTEN 0.3%

	Fertilizers & Agricultural Chemicals 0.0%
750	Mosaic Co. (The), expiring 6/16/12, exercise price $60	$112,500

	Gold 0.0%
1,750	Yamana Gold, Inc., expiring 4/21/12, exercise price $16	57,750

	Internet Software & Services 0.1%
3,000	Akamai Technologies, Inc., expiring 5/19/12, exercise price $33	1,425,000

	Oil & Gas Drilling 0.1%
500	Ensco plc ADR, expiring 6/16/12, exercise price $57.50	57,500
2,400	Noble Corp., expiring 6/16/12, exercise price $37	561,600
1,757	Noble Corp., expiring 6/16/12, exercise price $41	128,261
502	Patterson-UTI Energy, Inc., expiring 5/19/12, exercise price $20	7,530

		754,891

Number of Contracts		Value

	Semiconductors 0.1%
4,000	Intel Corp., expiring 4/21/12, exercise price $27	$548,000

	Total Call Options Written (premium $3,126,989)	2,898,141

Shares		Value

	SECURITIES SOLD SHORT 10.8%

	Aerospace & Defense 0.7%
112,213	Boeing Co. (The)	$8,345,281

	Application Software 0.3%
73,083	Solera Holdings, Inc.	3,353,779

	Automotive Retail 0.9%
300,000	CarMax, Inc.*	10,395,000

	Cable & Satellite 1.1%
200,000	Charter Communications, Inc.*	12,690,000

	Casinos & Gaming 0.9%
250,000	Penn National Gaming, Inc.*	10,745,000

	Construction & Farm Machinery & Heavy Trucks 1.0%
110,000	Caterpillar, Inc.	11,717,200

	Integrated Telecommunication Services 1.4%
425,000	Verizon Communications, Inc.	16,247,750

	Packaged Foods & Meats 2.1%
300,000	General Mills, Inc.	11,835,000
200,000	Hershey Co. (The)	12,266,000

		24,101,000

	Retail REITs 1.4%
360,000	Regency Centers Corp.	16,012,800

	Tires & Rubber 1.0%
1,000,000	Goodyear Tire & Rubber Co. (The)*	11,220,000

	Total Securities Sold Short (proceeds $118,513,228)	124,827,810

*Non-income producing.

‡All or a portion of this security has been designated as collateral for call options written and short sales (see Notes 7, 4 and 3, respectively).

‡‡Affiliated Company (see Note 10).

§§§Perpetual Maturity. Callable any time after first call date. Maturity date is next call date.

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2012, Wasatch Long/Short Fund’s investments, excluding short-term investments, options written and securities sold short, were in the following countries:

Country	%
Canada	1.7
Switzerland	1.6
United Kingdom	4.8
United States	91.9

TOTAL	100.0%

WASATCH MICRO CAP FUND (WMICX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 97.0%

	Air Freight & Logistics 0.6%
1,335,381	Goodpack Ltd. (Singapore)	$1,880,818

	Apparel Retail 3.9%
167,159	Body Central Corp.*	4,850,954
144,287	Rue21, Inc.*	4,233,381
75,400	Zumiez, Inc.*	2,722,694

		11,807,029

	Application Software 6.8%
212,785	Interactive Intelligence Group, Inc.*	6,492,070
60,422	RealPage, Inc.*	1,158,290
267,444	Tangoe, Inc.*	5,030,622
85,793	Tyler Technologies, Inc.*	3,295,309
64,326	Ultimate Software Group, Inc.*	4,713,809

		20,690,100

	Asset Management & Custody Banks 3.6%
45,817	Diamond Hill Investment Group, Inc.	3,374,422
60,282	Virtus Investment Partners, Inc.*	5,170,990
62,107	Westwood Holdings Group, Inc.	2,405,404

		10,950,816

	Automotive Retail 1.6%
116,260	Monro Muffler Brake, Inc.	4,823,627

	Biotechnology 2.0%
496,548	Abcam plc (United Kingdom)	2,771,598
258,770	Exact Sciences Corp.*	2,887,873
586,284	NeurogesX, Inc.*	298,829

		5,958,300

	Commercial Printing 1.1%
290,563	InnerWorkings, Inc.*	3,385,059

	Computer Storage & Peripherals 0.8%
290,211	Intevac, Inc.*	2,466,793

	Consumer Finance 2.6%
320,494	DFC Global Corp.*	6,047,722
113,173	Regional Management Corp.*	1,901,306

		7,949,028

	Data Processing & Outsourced Services 3.2%
56,456	ExlService Holdings, Inc.*	1,549,153
199,763	Higher One Holdings, Inc.*	2,986,457
266,630	Wirecard AG (Germany)	5,073,971

		9,609,581

	Diversified Banks 1.3%
4,154,569	City Union Bank Ltd. (India)	3,959,257

	Diversified Support Services 1.5%
132,803	Encore Capital Group, Inc.*	2,994,708
300,450	STR Holdings, Inc.*	1,454,178

		4,448,886

	Electronic Manufacturing Services 0.8%
44,420	IPG Photonics Corp.*	2,312,061

	Environmental & Facilities Services 2.0%
185,549	Heritage-Crystal Clean, Inc.*	3,701,702
594,574	RPS Group plc (United Kingdom)	2,254,660

		5,956,362

	General Merchandise Stores 2.5%
343,026	Gordmans Stores, Inc.*	7,536,281

Shares		Value

	Health Care Distributors 1.5%
50,901	MWI Veterinary Supply, Inc.*	$4,479,288

	Health Care Equipment 5.6%
93,380	Abaxis, Inc.*	2,720,159
367,533	AtriCure, Inc.*	3,656,953
1,091,986	Cardica, Inc.*	2,336,850
266,460	Cardiovascular Systems, Inc.*	2,464,755
11,055,429	LMA International N.V. (Singapore)	3,958,736
123,741	NuVasive, Inc.*	2,083,799

		17,221,252

	Health Care Facilities 1.1%
124,022	Ensign Group, Inc. (The)	3,368,438

	Health Care Services 4.4%
154,347	Bio-Reference Laboratories, Inc.*	3,628,698
146,122	CorVel Corp.*	5,828,806
106,790	IPC The Hospitalist Co., Inc.*	3,941,619

		13,399,123

	Health Care Technology 1.8%
41,625	Computer Programs and Systems, Inc.	2,352,645
136,410	HealthStream, Inc.*	3,163,348

		5,515,993

	Human Resource & Employment Services 0.4%
216,181	CTPartners Executive Search, Inc.*	1,359,778

	Internet Retail 0.6%
81,124	MakeMyTrip Ltd.* (India)	1,863,418

	Internet Software & Services 8.3%
100,953	Angie’s List, Inc.*	1,907,002
60,691	Brightcove, Inc.*	1,505,137
217,595	DealerTrack Holdings, Inc.*	6,584,425
391,947	Envestnet, Inc.*	4,907,176
195,045	SciQuest, Inc.*	2,972,486
156,620	SPS Commerce, Inc.*	4,209,946
478,156	TechTarget, Inc.*	3,313,621

		25,399,793

	IT Consulting & Other Services 2.9%
313,811	hiSoft Technology International Ltd. ADR* (China)	4,713,441
269,301	ServiceSource International, Inc.*	4,168,780

		8,882,221

	Leisure Products 1.0%
339,569	Black Diamond, Inc.*	3,144,409

	Life Sciences Tools & Services 3.9%
118,621	Fluidigm Corp.*	1,865,908
187,499	ICON plc ADR* (Ireland)	3,978,729
270,623	MEDTOX Scientific, Inc.*	4,562,704
188,440	ShangPharma Corp. ADR* (China)	1,526,364

		11,933,705

	Oil & Gas Equipment & Services 0.8%
180,915	Pason Systems, Inc. (Canada)	2,544,627

	Oil & Gas Exploration & Production 1.7%
820,710	Ithaca Energy, Inc.* (Canada)	2,614,564
368,795	Triangle Petroleum Corp.*	2,544,685

		5,159,249

	Pharmaceuticals 2.7%
483,245	Akorn, Inc.*	5,653,966
281,301	ISTA Pharmaceuticals, Inc.*	2,534,522

		8,188,488

MARCH 31, 2012 (UNAUDITED)

Shares		Value

	Regional Banks 2.1%
352,730	BBCN Bancorp, Inc.*	$3,925,885
253,381	Pacific Continental Corp.	2,386,849

		6,312,734

	Research & Consulting Services 3.6%
128,331	CRA International, Inc.*	3,236,508
206,865	eClerx Services Ltd. (India)	2,961,363
348,835	Resources Connection, Inc.	4,901,132

		11,099,003

	Restaurants 1.8%
74,550	Peet’s Coffee & Tea, Inc.*	5,494,335

	Semiconductors 6.9%
225,226	BCD Semiconductor Manufacturing Ltd. ADR* (China)	1,286,040
172,735	Melexis N.V. (Belgium)	3,039,605
238,312	Micrel, Inc.	2,445,081
42,979	NVE Corp.*	2,277,887
602,132	O2Micro International Ltd. ADR* (China)	3,377,961
232,611	Power Integrations, Inc.	8,634,520

		21,061,094

	Specialized Finance 0.0%
154,000	Goldwater Bank, N.A.* *** † ‡‡	23,562

	Specialty Stores 2.6%
144,685	Hibbett Sports, Inc.*	7,892,567

	Systems Software 1.5%
157,260	OPNET Technologies, Inc.	4,560,540

	Thrifts & Mortgage Finance 1.4%
578,300	Dewan Housing Finance Corp. Ltd. (India)	2,695,971
116,773	Gruh Finance Ltd. (India)	1,455,394

		4,151,365

	Trading Companies & Distributors 2.4%
200,328	CAI International, Inc.*	3,641,963
220,363	Rush Enterprises, Inc., Class B*	3,832,113

		7,474,076

	Trucking 3.7%
245,292	Marten Transport Ltd.	5,413,594
88,277	Old Dominion Freight Line, Inc.*	4,208,165
201,253	Vitran Corp., Inc.* (Canada)	1,605,999

		11,227,758

	Total Common Stocks (cost $213,577,652)	295,490,814

	PREFERRED STOCKS 0.8%

	Regional Banks 0.8%
434,600	Banco Daycoval S.A. Pfd. (Brazil)	2,320,570

	Total Preferred Stocks (cost $1,639,882)	2,320,570

Shares		Value

	WARRANTS 0.1%
	Biotechnology 0.0%
145,349	NeurogesX, Inc., expiring 7/22/16* *** †	$18,169

	Health Care Equipment 0.1%
121,124	Cardica, Inc., expiring 6/7/12* *** †	1,211
322,500	Cardica, Inc., expiring 9/29/14* *** †	283,800

		285,011

	Total Warrants (cost $77,861)	303,180

Principal Amount		Value

	SHORT-TERM INVESTMENTS 2.8%

	Repurchase Agreement 2.8%
$8,643,950	Repurchase Agreement dated 3/30/12, 0.01% due 4/2/12 with State Street Bank and Trust Co. collateralized by $8,380,000 of United States Treasury Notes 1.875% due 10/31/17; value: $8,820,687; repurchase proceeds: $8,643,957 (cost $8,643,950)	$8,643,950

	Total Short-Term Investments (cost $8,643,950)	8,643,950

	Total Investments (cost $223,939,345) 100.7%	306,758,514

	Liabilities less Other Assets (0.7%)	(2,225,222)

	NET ASSETS 100.0%	$304,533,292

	*Non-income producing.
	***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).
	†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).
	‡‡Affiliated Company (see Note 10).
	ADR American Depositary Receipt.
	See Notes to Financial Statements.

At March 31, 2012, Wasatch Micro Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Belgium	1.0
Brazil	0.8
Canada	2.3
China	3.7
Germany	1.7
India	4.3
Ireland	1.3
Singapore	2.0
United Kingdom	1.7
United States	81.2

TOTAL	100.0%

WASATCH MICRO CAP VALUE FUND (WAMVX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 101.0%

	Aerospace & Defense 1.0%
100,000	CPI Aerostructures, Inc.*	$1,487,000

	Airlines 1.6%
43,381	Allegiant Travel Co.*	2,364,265

	Apparel Retail 4.2%
81,000	Body Central Corp.*	2,350,620
3,600,000	Padini Holdings Berhad (Malaysia)	1,703,933
75,000	Rue21, Inc.*	2,200,500

		6,255,053

	Apparel, Accessories & Luxury Goods 0.9%
100,000	Ted Baker plc (United Kingdom)	1,308,268

	Application Software 4.0%
182,000	American Software, Inc., Class A	1,561,560
197,000	ClickSoftware Technologies Ltd. (Israel)	2,497,960
60,000	Interactive Intelligence Group, Inc.*	1,830,600

		5,890,120

	Asset Management & Custody Banks 2.7%
46,000	Virtus Investment Partners, Inc.*	3,945,880

	Auto Parts & Equipment 1.2%
36,000	Dorman Products, Inc.*	1,821,600

	Automotive Retail 1.1%
15,000	Delticom AG (Germany)	1,597,721

	Biotechnology 0.0%
100,000	NeurogesX, Inc.	50,970

	Commercial Printing 2.4%
95,000	Ennis, Inc.	1,502,900
180,000	InnerWorkings, Inc.*	2,097,000

		3,599,900

	Communications Equipment 0.5%
81,616	Alliance Fiber Optic Products, Inc.*	782,697

	Computer Hardware 0.9%
135,000	Silicon Graphics International Corp.*	1,306,800

	Computer Storage & Peripherals 2.0%
99,000	Electronics for Imaging, Inc.*	1,645,380
150,000	Intevac, Inc.*	1,275,000

		2,920,380

	Construction & Engineering 1.0%
63,500	Michael Baker Corp.*	1,514,475

	Construction Materials 2.0%
131,800	Caesar Stone Sdot Yam Ltd.* (Israel)	1,539,424
7,300,000	Diamond Building Products Public Co. Ltd.*** (Thailand)	1,384,279

		2,923,703

	Consumer Finance 4.2%
142,000	DFC Global Corp.*	2,679,540
67,000	First Cash Financial Services, Inc.*	2,873,630
40,964	Regional Management Corp.*	688,195

		6,241,365

	Data Processing & Outsourced Services 1.2%
117,000	Higher One Holdings, Inc.*	1,749,150

	Diversified Banks 1.5%
2,200,000	City Union Bank Ltd. (India)	2,096,575
55,556	Idaho Trust Bancorp* *** †	172,779

		2,269,354

Shares		Value

	Diversified Chemicals 1.1%
43,000	LSB Industries, Inc.*	$1,673,560

	Diversified Support Services 1.1%
75,000	Encore Capital Group, Inc.*	1,691,250

	Electrical Components & Equipment 1.1%
32,000	Franklin Electric Co., Inc.	1,570,240

	Electronic Equipment & Instruments 0.8%
100,000	GSI Group, Inc.*	1,206,000

	Electronic Manufacturing Services 1.0%
132,000	TTM Technologies, Inc.*	1,516,680

	Environmental & Facilities Services 1.0%
77,000	Heritage-Crystal Clean, Inc.*	1,536,150

	Food Retail 1.1%
146,000	Roundy’s, Inc.*	1,562,200

	Footwear 0.5%
60,000	Skechers U.S.A., Inc., Class A*	763,200

	Gas Utilities 0.9%
170,000	Indraprastha Gas Ltd. (India)	1,268,034

	General Merchandise Stores 1.5%
104,842	Gordmans Stores, Inc.*	2,303,379

	Gold 0.6%
400,000	Highland Gold Mining Ltd. (Russia)	846,056

	Health Care Equipment 3.7%
160,000	AtriCure, Inc.*	1,592,000
276,300	Cardica, Inc.*	591,282
108,000	NuVasive, Inc.*	1,818,720
500,000	Solta Medical, Inc.*	1,515,000

		5,517,002

	Health Care Facilities 2.2%
500,000	CVS Group plc (United Kingdom)	1,067,566
1,300,000	KPJ Healthcare Berhad (Malaysia)	2,185,409

		3,252,975

	Health Care Services 3.1%
59,000	Bio-Reference Laboratories, Inc.*	1,387,090
32,000	CorVel Corp.*	1,276,480
14,000	IPC The Hospitalist Co., Inc.*	516,740
130,000	MModal, Inc.*	1,371,500
2,057	National Research Corp.	88,328

		4,640,138

	Health Care Supplies 1.4%
30,000	Sartorius Stedim Biotech (France)	2,108,832

	Home Improvement Retail 2.3%
62,755	Lumber Liquidators Holdings, Inc.*	1,575,778
4,800,000	Siam Global House Public Co. Ltd.*** (Thailand)	1,835,981

		3,411,759

	Hotels, Resorts & Cruise Lines 1.2%
170,000	Orient-Express Hotels Ltd., Class A*	1,734,000

	Household Appliances 0.9%
40,000	SodaStream International Ltd.* (Israel)	1,347,200

	Hypermarkets & Super Centers 1.2%
3,600,000	Puregold Price Club, Inc.* (Philippines)	1,710,493

	Industrial Machinery 1.3%
69,000	Hurco Cos., Inc.*	1,949,250

MARCH 31, 2012 (UNAUDITED)

Shares		Value

	Internet Software & Services 2.1%
68,000	Ancestry.com, Inc.*	$1,546,320
130,000	Perficient, Inc.*	1,561,300

		3,107,620

	Leisure Products 2.1%
160,000	Black Diamond, Inc.*	1,481,600
212,000	Smith & Wesson Holding Corp.*	1,643,000

		3,124,600

	Life Sciences Tools & Services 1.1%
100,000	MEDTOX Scientific, Inc.*	1,686,000

	Mortgage REITs 3.2%
143,000	Colony Financial, Inc.	2,342,340
450,000	NorthStar Realty Finance Corp.	2,434,500

		4,776,840

	Office REITs 1.2%
7,500,000	Prosperity REIT (Hong Kong)	1,758,126

	Oil & Gas Equipment & Services 2.7%
261,000	Electromagnetic GeoServices AS* (Norway)	770,283
114,000	Matrix Service Co.*	1,597,140
117,000	Tesco Corp.*	1,660,230

		4,027,653

	Oil & Gas Exploration & Production 1.2%
350,000	Abraxas Petroleum Corp.*	1,092,000
82,000	Evolution Petroleum Corp.*	762,600

		1,854,600

	Other Diversified Financial Services 0.1%
20,000	Hypoport AG* (Germany)	218,628

	Packaged Foods & Meats 1.8%
900,000	Super Group Ltd. (Singapore)	1,292,671
1,800,000	Vitasoy International Holdings Ltd. (Hong Kong)	1,393,363

		2,686,034

	Pharmaceuticals 0.0%
4,700	Torrent Pharmaceuticals Ltd. (India)	57,706

	Regional Banks 3.6%
67,819	Eagle Bancorp, Inc.*	1,135,290
57,000	First of Long Island Corp. (The)	1,510,500
61,000	Lakeland Financial Corp.	1,587,830
82,000	OBA Financial Services, Inc.*	1,168,500

		5,402,120

	Research & Consulting Services 1.8%
85,900	Dolan Co. (The)*	782,549
50,000	Huron Consulting Group, Inc.*	1,878,000

		2,660,549

	Restaurants 2.7%
120,000	Caribou Coffee Co., Inc.*	2,236,800
240,000	Krispy Kreme Doughnuts, Inc.*	1,752,000

		3,988,800

	Semiconductor Equipment 0.9%
199,000	Photronics, Inc.*	1,323,350

	Semiconductors 2.8%
280,000	TriQuint Semiconductor, Inc.*	1,930,600
67,000	Volterra Semiconductor Corp.*	2,305,805

		4,236,405

	Specialized Finance 0.0%
41,900	Goldwater Bank, N.A.*** †	6,411

Shares		Value

	Specialty Chemicals 2.0%
100,000	GSE Holding, Inc.*	$1,313,000
94,000	KMG Chemicals, Inc.	1,696,700

		3,009,700

	Specialty Stores 1.5%
204,300	easyhome Ltd. (Canada)	1,524,780
35,000	Teavana Holdings, Inc.*	690,200

		2,214,980

	Steel 1.3%
30,000	Haynes International, Inc.	1,900,500

	Systems Software 1.1%
58,000	OPNET Technologies, Inc.	1,682,000

	Thrifts & Mortgage Finance 3.2%
200,000	Beneficial Mutual Bancorp, Inc.*	1,748,000
107,000	BofI Holding, Inc.*	1,827,560
100,000	Ocean Shore Holding Co.	1,160,000

		4,735,560

	Trading Companies & Distributors 2.8%
90,000	Beacon Roofing Supply, Inc.*	2,318,400
100,000	CAI International, Inc.*	1,818,000

		4,136,400

	Trucking 1.4%
94,000	Marten Transport Ltd.	2,074,580

	Total Common Stocks (cost $122,613,150)	150,306,261

	PREFERRED STOCKS 1.0%

	Diversified Banks 0.8%
170,000	Banco ABC Brasil S.A. Pfd. (Brazil)	1,238,908

	Pharmaceuticals 0.2%
52,631	Acetylon Pharmaceuticals, Inc., Series B Pfd.*** †	312,628

	Total Preferred Stocks (cost $1,353,675)	1,551,536

	LIMITED PARTNERSHIP INTEREST 0.8%

	Oil & Gas Equipment & Services 0.8%
65,299	Compressco Partners L.P.**	1,126,408

	Total Limited Partnership Interest (cost $1,064,003)	1,126,408

	WARRANTS 0.1%

	Biotechnology 0.0%
30,399	NeurogesX, Inc., expiring 12/28/12* *** †	—
50,000	NeurogesX, Inc., expiring 7/22/16* *** †	6,250

		6,250

	Health Care Equipment 0.1%
58,140	Cardica, Inc., expiring 6/7/12* *** †	581
110,500	Cardica, Inc., expiring 9/29/14* *** †	97,240

		97,821

	Total Warrants (cost $33,165)	104,071

WASATCH MICRO CAP VALUE FUND (WAMVX) —Schedule of Investments (continued)	MARCH 31, 2012 (UNAUDITED)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.6%

	Repurchase Agreement 3.6%
$5,414,139	Repurchase Agreement dated 3/30/12, 0.01% due 4/2/12 with State Street Bank and Trust Co. collateralized by $5,200,000 of United States Treasury Notes 2.625% due 12/31/14; value: $5,525,000; repurchase proceeds: $5,414,143‡ (cost $5,414,139)	$5,414,139

	Total Short-Term Investments (cost $5,414,139)	5,414,139

	Total Investments (cost $130,478,132) 106.5%	158,502,415

	Liabilities less Other Assets (6.5%)	(9,661,907)

	NET ASSETS 100.0%	$148,840,508

Contracts		Net Unrealized Depreciation

	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS SHORT 0.0%

3,000,000 EUR	USD, State Street Bank and Trust Co., settlement date 9/10/12, (cost $3,951,000, value $4,003,119)	$(52,119)

	Total Forward Foreign Currency Exchange Contracts Short (cost $3,951,000, value $4,003,119)	(52,119)

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

‡All or a portion of this security has been designated as collateral for forward foreign currency exchange contracts (see Note 4).

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At March 31, 2012, Wasatch Micro Cap Value Fund’s investments, excluding short-term investments and forward foreign currency exchange contracts, were in the following countries:

Country	%
Brazil	0.8
Canada	1.0
France	1.4
Germany	1.2
Hong Kong	2.1
India	2.2
Israel	3.5
Malaysia	2.5
Norway	0.5
Philippines	1.1
Russia	0.6
Singapore	0.8
Thailand	2.1
United Kingdom	1.6
United States	78.6

TOTAL	100.0%

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Schedule of Investments	MARCH 31, 2012 (UNAUDITED)

Shares		Value

	COMMON STOCKS 93.4%

	Aerospace & Defense 1.7%
721,113	HEICO Corp., Class A	$28,952,687

	Air Freight & Logistics 2.4%
36,319,023	Aramex PJSC* (United Arab Emirates)	17,996,603
617,502	HUB Group, Inc., Class A*	22,248,597

		40,245,200

	Airlines 0.5%
164,502	Allegiant Travel Co.*	8,965,359

	Apparel Retail 3.7%
1,019,712	Chico’s FAS, Inc.	15,397,651
1,056,650	Rue21, Inc.*	31,002,111
467,720	Zumiez, Inc.*	16,889,369

		63,289,131

	Application Software 6.2%
441,142	Concur Technologies, Inc.*	25,312,728
77,807	FactSet Research Systems, Inc.	7,706,006
539,736	RealPage, Inc.*	10,346,739
861,086	Ultimate Software Group, Inc.*	63,100,382

		106,465,855

	Asset Management & Custody Banks 0.5%
289,855	Waddell & Reed Financial, Inc., Class A	9,394,201

	Automotive Retail 3.0%
572,906	Monro Muffler Brake, Inc.	23,769,870
295,833	O’Reilly Automotive, Inc.*	27,024,345

		50,794,215

	Biotechnology 2.9%
1,794,615	Exact Sciences Corp.*	20,027,903
398,079	Myriad Genetics, Inc.*	9,418,549
3,882,558	NeurogesX, Inc.* ‡‡	1,978,940
645,125	Sangamo Biosciences, Inc.*	3,161,113
716,655	Seattle Genetics, Inc.*	14,605,429

		49,191,934

	Computer Storage & Peripherals 0.2%
125,140	Fusion-io, Inc.*	3,555,227

	Data Processing & Outsourced Services 4.6%
441,753	ExlService Holdings, Inc.*	12,121,702
577,682	Higher One Holdings, Inc.*	8,636,346
389,258	Syntel, Inc.	21,798,448
1,911,100	Wirecard AG (Germany)	36,368,251

		78,924,747

	Distributors 1.1%
619,623	LKQ Corp.*	19,313,649

	Diversified Banks 3.5%
761,965	HDFC Bank Ltd. ADR (India)	25,983,006
4,581,117	Yes Bank Ltd. (India)	33,177,017

		59,160,023

	Diversified Support Services 1.8%
1,124,516	Copart, Inc.*	29,316,132
66,375	Ritchie Bros. Auctioneers, Inc. (Canada)	1,577,070

		30,893,202

	Electrical Components & Equipment 1.2%
573,007	Polypore International, Inc.*	20,146,926

Shares		Value

	Environmental & Facilities Services 1.9%
2,232,175	RPS Group plc (United Kingdom)	$8,464,539
939,995	Tetra Tech, Inc.*	24,778,268

		33,242,807

	Health Care Distributors 1.4%
264,672	MWI Veterinary Supply, Inc.*	23,291,136

	Health Care Equipment 1.2%
548,950	Abaxis, Inc.*	15,990,913
487,760	DexCom, Inc.*	5,087,337
24,690	Zonare Medical Systems, Inc.* *** †	247

		21,078,497

	Health Care Services 0.6%
142,820	MEDNAX, Inc.*	10,621,523

	Health Care Technology 0.7%
215,273	Computer Programs and Systems, Inc.	12,167,230

	Industrial Machinery 1.5%
484,674	Graco, Inc.	25,716,802

	Internet Retail 3.5%
488,931	Blue Nile, Inc.*	16,124,945
455,261	MakeMyTrip Ltd.* (India)	10,457,345
257,684	Shutterfly, Inc.*	8,073,240
947,283	Yoox S.p.A.* (Italy)	15,040,227
186,046	zooplus AG* (Germany)	10,329,950

		60,025,707

	Internet Software & Services 4.9%
844,056	Angie’s List, Inc. — Private Shares* *** †	14,950,567
800,225	DealerTrack Holdings, Inc.*	24,214,809
484,477	LoopNet, Inc.*	9,098,478
26,366	Millennial Media, Inc.*	619,601
663,972	SciQuest, Inc.*	10,118,933
656,681	Vistaprint N.V.*	25,380,721

		84,383,109

	IT Consulting & Other Services 1.9%
275,737	Cognizant Technology Solutions Corp., Class A*	21,217,962
782,975	ServiceSource International, Inc.*	12,120,453

		33,338,415

	Leisure Facilities 2.8%
955,913	Life Time Fitness, Inc.*	48,340,520

	Life Sciences Tools & Services 4.0%
721,002	Divi’s Laboratories Ltd. (India)	10,823,168
709,685	Fluidigm Corp.*	11,163,345
1,256,063	ICON plc ADR* (Ireland)	26,653,657
287,547	Techne Corp.	20,157,044

		68,797,214

	Oil & Gas Equipment & Services 3.5%
334,085	Dril-Quip, Inc.*	21,722,207
903,720	Pason Systems, Inc. (Canada)	12,711,109
382,702	ShawCor Ltd., Class A (Canada)	12,038,512
496,825	TGS-NOPEC Geophysical Co. ASA (Norway)	13,624,078

		60,095,906

	Oil & Gas Exploration & Production 2.7%
704,941	Northern Oil and Gas, Inc.*	14,620,476
3,387,260	Premier Oil plc* (United Kingdom)	21,252,517
784,115	TransGlobe Energy Corp.* (Egypt)	9,472,109

		45,345,102

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Schedule of Investments (continued)

Shares		Value

	Oil & Gas Refining & Marketing 0.1%
203,175	Amyris, Inc.*	$1,052,447

	Packaged Foods & Meats 1.3%
2,461	Annie’s, Inc.*	85,741
411,088	GlaxoSmithKline Consumer Healthcare Ltd. (India)	22,392,172

		22,477,913

	Personal Products 0.8%
582,400	Colgate-Palmolive India Ltd. (India)	12,849,497

	Pharmaceuticals 0.7%
659,439	Cempra, Inc.*	4,978,765
793,037	ISTA Pharmaceuticals, Inc.*	7,145,263

		12,124,028

	Research & Consulting Services 3.1%
394,337	CRA International, Inc.*	9,945,179
1,618,614	Resources Connection, Inc.‡	22,741,527
642,823	Stantec, Inc.* (Canada)	20,467,484

		53,154,190

	Restaurants 3.4%
614,680	Jubilant Foodworks Ltd.* (India)	14,022,595
588,843	Peet’s Coffee & Tea, Inc.*	43,397,729

		57,420,324

	Semiconductors 5.9%
497,561	Hittite Microwave Corp.*	27,022,538
1,483,018	Power Integrations, Inc.‡‡	55,049,628
440,959	Silicon Laboratories, Inc.*	18,961,237

		101,033,403

	Specialized Finance 1.5%
708,325	MSCI, Inc., Class A*	26,073,443

	Specialty Stores 2.3%
723,503	Hibbett Sports, Inc.*	39,467,089

	Systems Software 3.0%
498,519	NetSuite, Inc.*	25,070,520
530,697	Sourcefire, Inc.*	25,542,447

		50,612,967

	Trading Companies & Distributors 2.7%
547,600	MSC Industrial Direct Co., Inc., Class A	45,604,128

	Trucking 4.7%
120,800	J.B. Hunt Transport Services, Inc.	6,567,896
4,221,115	Knight Transportation, Inc.‡ ‡‡	74,544,891

		81,112,787

	Total Common Stocks (cost $1,053,428,119)	1,598,718,540

	PREFERRED STOCKS 0.1%

	Biotechnology 0.1%
677,966	Nanosys, Inc., Series D Pfd.* *** †	776,271
161,519	Nanosys, Inc., Series E Pfd.* *** †	184,939

		961,210

	Total Preferred Stocks (cost $2,184,939)	961,210

Shares		Value

	LIMITED PARTNERSHIP INTEREST 0.4%

	Asset Management & Custody Banks 0.4%
	Greenspring Global Partners II-B, L.P.*** †	$5,344,330
	Greenspring Global Partners III-B, L.P.*** †	1,669,550

		7,013,880

	Total Limited Partnership Interest (cost $5,878,853)	7,013,880

	WARRANTS 0.0%

	Biotechnology 0.0%
1,941,279	NeurogesX, Inc., expiring 7/22/16* *** †	242,660

	Total Warrants (cost $242,660)	242,660

	RIGHTS 0.0%

	Life Sciences Tools & Services 0.0%
208,525	Valera Pharmaceuticals, Inc. Ureteral Stent CSR* *** †	—

	Pharmaceuticals 0.0%
208,525	Valera Pharmaceuticals, Inc. VP003 (Octreotide Implant) CSR* *** †	—

	Total Rights (cost $406,537)	—

Principal Amount		Value

	SHORT-TERM INVESTMENTS 5.5%

	Repurchase Agreement 5.5%
$94,503,832	Repurchase Agreement dated 3/30/12, 0.01% due 4/2/12 with State Street Bank and Trust Co. collateralized by $91,580,000 of United States Treasury Notes 1.875% due 10/31/17; value: $96,396,009; repurchase proceeds: $94,503,911‡ (cost $94,503,832)	$94,503,832

	Total Short-Term Investments (cost $94,503,832)	94,503,832

	Total Investments (cost $1,156,644,940) 99.4%	1,701,440,122

	Other Assets less Liabilities 0.6%	10,243,537

	NET ASSETS 100.0%	$1,711,683,659

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

‡All or a portion of this security has been designated as collateral for purchase commitments (see Note 12).

‡‡Affiliated company (see Note 10).

ADR American Depositary Receipt.

See Notes to Financial Statements.

MARCH 31, 2012 (UNAUDITED)

At March 31, 2012, Wasatch Small Cap Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	2.9
Egypt	0.6
Germany	2.9
India	8.1
Ireland	1.7
Italy	0.9
Norway	0.8
United Arab Emirates	1.1
United Kingdom	1.9
United States	79.1

TOTAL	100.0%

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 94.8%

	Aerospace & Defense 2.0%
93,920	HEICO Corp., Class A	$3,770,888

	Agricultural Products 1.3%
145,761	Darling International, Inc.*	2,539,157

	Airlines 2.1%
75,297	Allegiant Travel Co.*	4,103,687

	Airport Services 1.8%
210,267	Wesco Aircraft Holdings, Inc.*	3,406,325

	Apparel Retail 7.5%
188,251	Body Central Corp.*	5,463,044
329,568	Chico’s FAS, Inc.	4,976,477
134,560	Rue21, Inc.*	3,947,990

		14,387,511

	Application Software 1.0%
61,411	Interactive Intelligence Group, Inc.*	1,873,650

	Asset Management & Custody Banks 1.7%
38,390	Virtus Investment Partners, Inc.*	3,293,094

	Computer Storage & Peripherals 0.9%
203,942	Intevac, Inc.*	1,733,507

	Construction & Engineering 1.0%
103,690	MYR Group, Inc.*	1,851,903

	Consumer Finance 1.8%
181,667	DFC Global Corp.*	3,428,056

	Data Processing & Outsourced Services 1.7%
59,193	Syntel, Inc.	3,314,808

	Diversified Banks 4.3%
2,876,000	City Union Bank Ltd. (India)	2,740,795
5,356,975	South Indian Bank Ltd. (India)	2,597,258
395,600	Yes Bank Ltd. (India)	2,864,984

		8,203,037

	Diversified Support Services 6.5%
322,190	Copart, Inc.*	8,399,493
56,126	Portfolio Recovery Associates, Inc.*	4,025,357

		12,424,850

	Electrical Components & Equipment 2.5%
133,630	Polypore International, Inc.*	4,698,431

	Electronic Manufacturing Services 2.3%
151,701	Fabrinet*	2,686,625
148,595	TTM Technologies, Inc.*	1,707,356

		4,393,981

	Footwear 1.6%
239,525	Skechers U.S.A., Inc., Class A*	3,046,758

	Health Care Facilities 1.6%
109,459	Ensign Group, Inc. (The)	2,972,906

	Health Care Services 4.7%
125,433	CorVel Corp.*	5,003,523
52,025	MEDNAX, Inc.*	3,869,099

		8,872,622

	Health Care Supplies 1.3%
34,637	Sartorius Stedim Biotech (France)	2,434,787

	Heavy Electrical Equipment 1.2%
77,263	General Cable Corp.*	2,246,808

Shares		Value

	Home Improvement Retail 1.0%
78,053	Lumber Liquidators Holdings, Inc.*	$1,959,911

	Industrial Machinery 1.0%
46,794	IDEX Corp.	1,971,431

	Internet Software & Services 5.4%
159,589	Ancestry.com, Inc.*	3,629,054
322,501	TechTarget, Inc.*	2,234,932
116,792	Vistaprint N.V.*	4,514,011

		10,377,997

	Life Sciences Tools & Services 1.6%
142,792	ICON plc ADR* (Ireland)	3,030,046

	Office Services & Supplies 1.1%
376,490	American Reprographics Co.*	2,029,281

	Oil & Gas Equipment & Services 0.8%
58,525	TGS-NOPEC Geophysical Co. ASA (Norway)	1,604,889

	Oil & Gas Exploration & Production 2.8%
166,658	Northern Oil and Gas, Inc.*	3,456,487
80,250	Ultra Petroleum Corp.*	1,816,057

		5,272,544

	Oil & Gas Refining & Marketing 1.3%
62,797	World Fuel Services Corp.	2,574,677

	Property & Casualty Insurance 1.3%
113,565	Tower Group, Inc.	2,547,263

	Regional Banks 4.2%
188,552	BBCN Bancorp, Inc.*	2,098,584
92,261	Community Bank System, Inc.	2,655,271
72,896	Prosperity Bancshares, Inc.	3,338,637

		8,092,492

	Research & Consulting Services 7.7%
101,587	Corporate Executive Board Co. (The)	4,369,257
97,510	CRA International, Inc.*	2,459,202
77,532	Huron Consulting Group, Inc.*	2,912,102
208,380	Resources Connection, Inc.	2,927,739
837,000	Sporton International, Inc. (Taiwan)	1,934,080

		14,602,380

	Semiconductors 7.0%
384,017	BCD Semiconductor Manufacturing Ltd. ADR* (China)	2,192,737
365,905	MaxLinear, Inc., Class A*	2,038,091
294,981	Micrel, Inc.	3,026,505
355,175	O2Micro International Ltd. ADR* (China)	1,992,532
251,316	Pericom Semiconductor Corp.*	2,033,147
54,120	Power Integrations, Inc.	2,008,934

		13,291,946

	Trading Companies & Distributors 5.2%
139,467	Beacon Roofing Supply, Inc.*	3,592,670
156,080	Houston Wire & Cable Co.	2,167,951
49,225	MSC Industrial Direct Co., Inc., Class A	4,099,458

		9,860,079

	Trucking 5.6%
134,680	Knight Transportation, Inc.	2,378,449
178,084	Marten Transport Ltd.	3,930,314
44,124	Old Dominion Freight Line, Inc.*	2,103,391
276,376	Vitran Corp., Inc.* (Canada)	2,205,480

		10,617,634

	Total Common Stocks (cost $146,149,937)	180,829,336

MARCH 31, 2012 (UNAUDITED)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 5.2%

	Repurchase Agreement 5.2%
$9,972,865	Repurchase Agreement dated 3/30/12, 0.01% due 4/2/12 with State Street Bank and Trust Co. collateralized by $9,575,000 of United States Treasury Notes 2.625% due 12/31/14; value: $10,173,438; repurchase proceeds: $9,972,873 (cost $9,972,865)	$9,972,865

	Total Short-Term Investments (cost $9,972,865)	9,972,865

	Total Investments (cost $156,122,802) 100.0%	190,802,201

	Liabilities less Other Assets (<0.1%)	(93,036)

	NET ASSETS 100.0%	$190,709,165

	*Non-income producing. ADR American Depositary Receipt. See Notes to Financial Statements.

At March 31, 2012, Wasatch Small Cap Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	1.2
China	2.3
France	1.3
India	4.5
Ireland	1.7
Norway	0.9
Taiwan	1.1
United States	87.0

TOTAL	100.0%

WASATCH STRATEGIC INCOME FUND (WASIX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 76.0%

	Asset Management & Custody Banks 2.9%
40,600	PowerShares Dynamic Pharmaceuticals Portfolio	$1,276,058

	Cable & Satellite 1.5%
31,000	Shaw Communications, Inc. (Canada)	655,590

	Computer & Electronics Retail 1.0%
19,500	Best Buy Co., Inc.	461,760

	Consumer Finance 4.1%
32,830	Capital One Financial Corp.	1,829,944

	Data Processing & Outsourced Services 9.9%
5,100	MasterCard, Inc., Class A	2,144,754
19,035	Visa, Inc., Class A	2,246,130

		4,390,884

	Diversified REITs 0.6%
177,857	Star Asia Financial Ltd.* †	266,786

	Drug Retail 2.2%
28,500	Walgreen Co.	954,465

	Health Care Services 2.0%
14,240	Chemed Corp.	892,563

	Hypermarkets & Super Centers 1.1%
8,185	Wal-Mart Stores, Inc.	500,922

	Integrated Oil & Gas 3.1%
5,900	Occidental Petroleum Corp.	561,857
24,357	Suncor Energy, Inc. (Canada)	795,226

		1,357,083

	IT Consulting & Other Services 0.8%
1,625	International Business Machines Corp.	339,056

	Mortgage REITs 12.3%
47,600	American Capital Mortgage Investment Corp.	1,036,252
28,907	Capstead Mortgage Corp.	378,971
120,991	Colony Financial, Inc.	1,981,832
23,600	Hatteras Financial Corp.	658,440
256,366	NorthStar Realty Finance Corp.	1,386,940

		5,442,435

	Oil & Gas Drilling 2.2%
17,600	Helmerich & Payne, Inc.	949,520

	Oil & Gas Equipment & Services 2.8%
11,600	CARBO Ceramics, Inc.	1,223,220

	Oil & Gas Exploration & Production 1.3%
25,100	Ultra Petroleum Corp.*	568,013

	Personal Products 3.6%
23,380	Herbalife Ltd.	1,609,012

	Pharmaceuticals 1.9%
18,875	Teva Pharmaceutical Industries Ltd. ADR (Israel)	850,508

	Railroads 2.9%
16,000	Canadian National Railway Co. (Canada)	1,270,607

	Regional Banks 4.0%
268,005	CapitalSource, Inc.	1,768,833

	Restaurants 1.2%
5,270	McDonald’s Corp.	516,987

Shares		Value

	Semiconductors 9.9%
17,345	Altera Corp.	$690,678
45,830	Intel Corp.	1,288,281
15,070	Linear Technology Corp.	507,859
16,815	Microchip Technology, Inc.	625,518
33,365	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	509,817
20,700	Xilinx, Inc.	754,101

		4,376,254

	Specialized Finance 2.6%
3,900	CME Group, Inc.	1,128,387

	Trading Companies & Distributors 1.5%
3,130	W.W. Grainger, Inc.	672,355

	Wireless Telecommunication Services 0.6%
10,590	America Movil S.A.B. de C.V., Series L ADR (Mexico)	262,950

	Total Common Stocks (cost $29,115,306)	33,564,192

	LIMITED LIABILITY COMPANY MEMBERSHIP INTEREST 6.6%

	Asset Management & Custody Banks 1.5%
61,000	Och-Ziff Capital Management Group, LLC	566,080
77,279	Star Asia SPV, LLC*** †	124,419

		690,499

	Residential REITs 1.6%
50,000	Apollo Global Management, LLC	714,000

	Specialized Finance 3.5%
166,100	KKR Financial Holdings, LLC	1,529,781

	Total Limited Liability Company Membership Interest (cost $3,202,020)	2,934,280

Principal Amount		Value

	CORPORATE BONDS 0.0%

	Gold 0.0%
$210,762	Redcorp Ventures Ltd., 13.00%, 7/11/12, Series D*** † §§ (Canada)	$2,112

	Total Corporate Bonds (cost $155,654)	2,112

Shares		Value

	MUTUAL FUNDS 0.6%

	Asset Management & Custody Banks 0.6%
7,800	iPath US Treasury 10-year Bear ETN*	$263,484

	Total Mutual Funds (cost $418,351)	263,484

MARCH 31, 2012 (UNAUDITED)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 16.5%

	Repurchase Agreement 16.5%
$7,278,946	Repurchase Agreement dated 3/30/12, 0.01% due 4/2/12 with State Street Bank and Trust Co. collateralized by $7,055,000 of United States Treasury Notes 1.875% due 10/31/17; value: $7,426,008; repurchase proceeds: $7,278,952 (cost $7,278,946)	$7,278,946

	Total Short-Term Investments (cost $7,278,946)	7,278,946

	Total Investments (cost $40,170,277) 99.7%	44,043,014

	Other Assets less Liabilities 0.3%	122,494

	NET ASSETS 100.0%	$44,165,508

	*Non-income producing.
	***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).
	†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).
	§§In Default.
	ADR American Depositary Receipt.
	REIT Real Estate Investment Trust.
	See Notes to Financial Statements.

At March 31, 2012, Wasatch Strategic Income Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	7.4
Israel	2.3
Mexico	0.7
Taiwan	1.4
United States	88.2

TOTAL	100.0%

WASATCH ULTRA GROWTH FUND (WAMCX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 94.6%

	Apparel Retail 1.5%
82,268	Body Central Corp.*	$2,387,417

	Application Software 8.1%
30,885	Concur Technologies, Inc.*	1,772,181
101,639	Interactive Intelligence Group, Inc.*	3,101,006
64,228	RealPage, Inc.*	1,231,251
153,938	Tangoe, Inc.*	2,895,574
48,545	Ultimate Software Group, Inc.*	3,557,377

		12,557,389

	Asset Management & Custody Banks 1.4%
65,578	CETIP S.A. — Mercados Organizados (Brazil)	1,090,418
12,430	Virtus Investment Partners, Inc.*	1,066,245

		2,156,663

	Auto Parts & Equipment 1.4%
73,475	WABCO India Ltd. (India)	2,206,630

	Biotechnology 3.8%
273,698	Abcam plc (United Kingdom)	1,527,709
191,044	Exact Sciences Corp.*	2,132,051
401,759	NeurogesX, Inc.*	204,776
30,504	OncoGenex Pharmaceutical, Inc.*	405,398
171,272	Sangamo Biosciences, Inc.*	839,233
42,466	Seattle Genetics, Inc.*	865,457

		5,974,624

	Communications Equipment 2.4%
14,476	F5 Networks, Inc.*	1,953,681
61,440	Riverbed Technology, Inc.*	1,725,235

		3,678,916

	Computer Storage & Peripherals 1.1%
206,849	Intevac, Inc.*	1,758,217

	Construction Materials 1.0%
5,705,580	PT Holcim Indonesia Tbk (Indonesia)	1,606,722

	Consumer Finance 3.8%
174,471	DFC Global Corp.*	3,292,268
30,514	First Cash Financial Services, Inc.*	1,308,745
99,714	Mahindra & Mahindra Financial Services Ltd. (India)	1,309,915

		5,910,928

	Data Processing & Outsourced Services 3.2%
44,366	ExlService Holdings, Inc.*	1,217,403
68,990	Higher One Holdings, Inc.*	1,031,400
18,340	Syntel, Inc.	1,027,040
89,659	Wirecard AG (Germany)	1,706,212

		4,982,055

	Diversified Banks 3.9%
1,399,402	City Union Bank Ltd. (India)	1,333,614
144,621	HDFC Bank Ltd. (India)	1,467,501
35,963	HDFC Bank Ltd. ADR (India)	1,226,338
290,600	Yes Bank Ltd. (India)	2,104,561

		6,132,014

	Electrical Components & Equipment 2.8%
122,960	Polypore International, Inc.*	4,323,274

	Electronic Manufacturing Services 0.9%
25,193	IPG Photonics Corp.*	1,311,296

Shares		Value

	Environmental & Facilities Services 1.8%
40,878	Heritage-Crystal Clean, Inc.*	$815,516
60,559	Waste Connections, Inc.	1,969,984

		2,785,500

	General Merchandise Stores 2.1%
146,347	Gordmans Stores, Inc.*	3,215,244

	Health Care Equipment 4.2%
209,828	AtriCure, Inc.*	2,087,788
706,100	Cardica, Inc.*	1,511,054
137,715	Cardiovascular Systems, Inc.*	1,273,864
96,899	NuVasive, Inc.*	1,631,779
16,460	Zonare Medical Systems, Inc.* *** †	165

		6,504,650

	Health Care Services 0.6%
26,211	IPC The Hospitalist Co., Inc.*	967,448

	Health Care Technology 1.5%
41,230	Computer Programs and Systems, Inc.	2,330,320

	Industrial Machinery 2.1%
74,697	IDEX Corp.	3,146,984
5,463	Proto Labs, Inc.*	186,234

		3,333,218

	Internet Retail 3.9%
25,650	HomeAway, Inc.*	650,740
120,445	MakeMyTrip Ltd.* (India)	2,766,622
50,450	Shutterfly, Inc.*	1,580,598
68,455	Yoox S.p.A.* (Italy)	1,086,876

		6,084,836

	Internet Software & Services 6.4%
52,674	Angie’s List, Inc.*	995,012
18,234	Brightcove, Inc.*	452,203
88,365	Envestnet, Inc.*	1,106,330
122,841	SciQuest, Inc.*	1,872,097
65,412	SPS Commerce, Inc.*	1,758,274
249,712	TechTarget, Inc.*	1,730,504
52,135	Vistaprint N.V.*	2,015,018
91,388	Xtera Communications, Inc.* *** †	914

		9,930,352

	IT Consulting & Other Services 6.3%
75,677	Cognizant Technology Solutions Corp., Class A*	5,823,345
142,370	hiSoft Technology International Ltd. ADR* (China)	2,138,398
113,304	ServiceSource International, Inc.*	1,753,946

		9,715,689

	Leisure Products 0.9%
155,626	Black Diamond, Inc.*	1,441,097

	Life Sciences Tools & Services 2.3%
58,391	Fluidigm Corp.*	918,491
55,138	ICON plc ADR* (Ireland)	1,170,028
88,919	MEDTOX Scientific, Inc.*	1,499,174

		3,587,693

	Oil & Gas Equipment & Services 1.1%
25,415	Dril-Quip, Inc.*	1,652,483

	Oil & Gas Exploration & Production 0.8%
62,915	Northern Oil and Gas, Inc.*	1,304,857

	Oil & Gas Refining & Marketing 0.2%
65,300	Amyris, Inc.*	338,254

MARCH 31, 2012 (UNAUDITED)

Shares		Value

	Packaged Foods & Meats 1.8%
50,790	GlaxoSmithKline Consumer Healthcare Ltd. (India)	$2,766,557

	Personal Products 0.0%
50,403	Ophthonix, Inc.* *** †	504

	Pharmaceuticals 1.7%
57,500	Cempra, Inc.*	434,125
238,497	ISTA Pharmaceuticals, Inc.*	2,148,858

		2,582,983

	Research & Consulting Services 2.0%
20,599	CoStar Group, Inc.*	1,422,361
120,139	eClerx Services Ltd. (India)	1,719,842

		3,142,203

	Restaurants 2.1%
80,000	Jubilant Foodworks Ltd.* (India)	1,825,027
19,605	Peet’s Coffee & Tea, Inc.*	1,444,889

		3,269,916

	Semiconductors 8.5%
46,943	Hittite Microwave Corp.*	2,549,474
25,395	NVE Corp.*	1,345,935
120,496	Power Integrations, Inc.††	4,472,812
83,537	Silicon Laboratories, Inc.*	3,592,091
37,450	Volterra Semiconductor Corp.*	1,288,842

		13,249,154

	Specialized Finance 2.2%
98,350	CRISIL Ltd. (India)	1,933,892
41,735	MSCI, Inc., Class A*	1,536,265

		3,470,157

	Specialty Chemicals 1.3%
51,234	Balchem Corp.	1,549,829
95,000	EcoSynthetix, Inc.* (Canada)	529,152

		2,078,981

	Systems Software 4.5%
26,272	NetSuite, Inc.*	1,321,219
96,760	OPNET Technologies, Inc.	2,806,040
58,109	Sourcefire, Inc.*	2,796,786

		6,924,045

	Thrifts & Mortgage Finance 1.0%
288,293	LIC Housing Finance Ltd. (India)	1,484,331

	Total Common Stocks (cost $112,626,796)	147,146,617

	PREFERRED STOCKS 0.7%

	Biotechnology 0.1%
169,492	Nanosys, Inc., Series D Pfd.* *** †	194,068
40,380	Nanosys, Inc., Series E Pfd.* *** †	46,235

		240,303

	Health Care Technology 0.6%
253,064	Data Sciences International, Inc., Series B Pfd.* *** †	807,502
243,902	TherOx, Inc., Series I Pfd.* *** †	70,732

		878,234

	Total Preferred Stocks (cost $2,021,238)	1,118,537

Shares		Value

	LIMITED PARTNERSHIP INTEREST 4.1%

	Asset Management & Custody Banks 4.1%
	Greenspring Global Partners II-B, L.P.*** †	$4,807,536
	Greenspring Global Partners III-B, L.P.*** †	1,669,550

		6,477,086

	Total Limited Partnership Interest (cost $5,424,467)	6,477,086

	WARRANTS 0.1%

	Biotechnology 0.0%
43,605	NeurogesX, Inc., expiring 7/22/16* *** †	5,451

	Health Care Equipment 0.1%
165,000	Cardica, Inc., expiring 9/29/14* *** †	145,200

	Total Warrants (cost $26,076)	150,651

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.6%

	Repurchase Agreement 0.6%
$872,599	Repurchase Agreement dated 3/30/12, 0.01% due 4/2/12 with State Street Bank and Trust Co. collateralized by $850,000 of United States Treasury Notes 1.875% due 10/31/17; value: $894,700; repurchase proceeds: $872,600†† (cost $872,599)	$872,599

	Total Short-Term Investments (cost $872,599)	872,599

	Total Investments (cost $120,971,176) 100.1%	155,765,490

	Liabilities less Other Assets (0.1%)	(215,493)

	NET ASSETS 100.0%	$155,549,997

	*Non-income producing.
	***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).
	†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).
	††All or a portion of this security has been designated as collateral for purchase commitments (see Note 12).
	ADR American Depositary Receipt.
	See Notes to Financial Statements.

At March 31, 2012, Wasatch Ultra Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	0.7
Canada	0.3
China	1.4
Germany	1.1
India	14.3
Indonesia	1.0
Ireland	0.8
Italy	0.7
United Kingdom	1.0
United States	78.7

TOTAL	100.0%

WASATCH WORLD INNOVATORS (WAGTX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 82.0%

	Application Software 0.8%
19,736	BasWare Oyj (Finland)	$506,732
8,824	Fidessa Group plc (United Kingdom)	233,565
1,678	SimCorp A/S (Denmark)	293,120

		1,033,417

	Asset Management & Custody Banks 2.5%
27,500	Ameriprise Financial, Inc.	1,571,075
93,087	CETIP S.A. — Mercados Organizados (Brazil)	1,547,832

		3,118,907

	Automotive Retail 1.2%
88,890	Halfords Group plc (United Kingdom)	441,568
32,953	Mekonomen AB (Sweden)	1,058,517

		1,500,085

	Biotechnology 4.6%
678,299	Abcam plc (United Kingdom)	3,786,083
83,960	Myriad Genetics, Inc.*	1,986,494

		5,772,577

	Computer Hardware 5.3%
9,276	Apple, Inc.*	5,560,683
112,729	Silicon Graphics International Corp.*	1,091,217

		6,651,900

	Computer Storage & Peripherals 1.1%
45,400	EMC Corp.*	1,356,552

	Data Processing & Outsourced Services 11.2%
6,553	Alliance Data Systems Corp.*	825,416
11,275	MasterCard, Inc., Class A	4,741,588
35,000	VeriFone Systems, Inc.*	1,815,450
39,495	Visa, Inc., Class A	4,660,410
98,966	Wirecard AG (Germany)	1,883,324

		13,926,188

	Diversified Support Services 1.8%
48,970	Copart, Inc.*	1,276,648
42,338	Ritchie Bros. Auctioneers, Inc. (Canada)	1,005,951

		2,282,599

	Electronic Equipment & Instruments 0.1%
6,039	Hologram Industries (France)	176,388

	Health Care Equipment 6.6%
102,100	DiaSorin S.p.A. (Italy)	2,973,994
86,793	Mindray Medical International Ltd. ADR (China)	2,861,565
89,700	NuVasive, Inc.*	1,510,548
7,024	STRATEC Biomedical AG (Germany)	290,275
9,111	Varian Medical Systems, Inc.*	628,294

		8,264,676

	Health Care Facilities 0.2%
93,307	CVS Group plc (United Kingdom)	199,223

	Health Care Services 3.0%
105,511	Bio-Reference Laboratories, Inc.*	2,480,564
165,000	Diagnosticos da America S.A. (Brazil)	1,268,569

		3,749,133

	Health Care Supplies 2.1%
28,427	Sartorius Stedim Biotech (France)	1,998,259
485,382	Shandong Weigao Group Medical Polymer Co. Ltd. (China)	550,153

		2,548,412

Shares		Value

	Health Care Technology 0.2%
77,155	RaySearch Laboratories AB (Sweden)	$277,578

	Household Appliances 1.2%
43,009	SodaStream International Ltd.* (Israel)	1,448,543

	Internet Retail 3.2%
6,266	Amazon.com, Inc.*	1,268,927
37,375	ASOS plc* (United Kingdom)	1,065,203
1,768	Netflix, Inc.*	203,391
28,100	Start Today Co. Ltd. (Japan)	517,824
15,606	zooplus AG* (Germany)	866,502

		3,921,847

	Internet Software & Services 10.9%
37,056	Akamai Technologies, Inc.*	1,359,955
86,825	Ancestry.com, Inc.*	1,974,401
97,112	eBay, Inc.*	3,582,462
7,660	Google, Inc., Class A*	4,911,898
3,053	LinkedIn Corp., Class A*	311,376
38,125	Vistaprint N.V.*	1,473,531
6,528	Xtera Communications, Inc.*** †	65

		13,613,688

	IT Consulting & Other Services 1.3%
20,900	Cognizant Technology Solutions Corp., Class A*	1,608,255

	Life Sciences Tools & Services 2.4%
47,685	Covance, Inc.*	2,271,236
6,397	Eurofins Scientific (France)	697,578

		2,968,814

	Oil & Gas Refining & Marketing 1.1%
32,300	World Fuel Services Corp.	1,324,300

	Other Diversified Financial Services 0.2%
26,238	Hypoport AG* (Germany)	286,819

	Personal Products 1.5%
27,400	Herbalife Ltd.	1,885,668

	Pharmaceuticals 3.7%
43,130	Teva Pharmaceutical Industries Ltd. ADR (Israel)	1,943,438
49,600	Valeant Pharmaceuticals International, Inc.* (Canada)	2,663,024

		4,606,462

	Restaurants 1.4%
93,505	Arcos Dorados Holdings, Inc., Class A (Brazil)	1,691,505

	Semiconductors 7.4%
54,812	Altera Corp.	2,182,614
98,200	BCD Semiconductor Manufacturing Ltd. ADR* (China)	560,722
117,900	Intel Corp.	3,314,169
34,725	Microchip Technology, Inc.	1,291,770
52,700	Xilinx, Inc.	1,919,861

		9,269,136

	Specialized Finance 3.1%
14,958	IntercontinentalExchange, Inc.*	2,055,528
49,700	MarketAxess Holdings, Inc.	1,853,313

		3,908,841

	Systems Software 1.2%
20,000	Check Point Software Technologies Ltd.* (Israel)	1,276,800
7,728	Init Innovation In Traffic Systems AG (Germany)	189,560

		1,466,360

MARCH 31, 2012 (UNAUDITED)

Shares		Value

	Technology Distributors 0.8%
27,000	SYNNEX Corp.*	$1,029,780

	Trading Companies & Distributors 0.9%
75,150	MonotaRO Co. Ltd. (Japan)	1,156,014

	Trucking 1.0%
15,672	Trancom Co. Ltd. (Japan)	307,740
65,631	Zipcar, Inc.*	971,995

		1,279,735

	Total Common Stocks (cost $82,819,711)	102,323,402

	PREFERRED STOCKS 1.6%

	Health Care Equipment 1.6%
32,357	Sartorius AG Pfd. (Germany)	2,049,997

	Total Preferred Stocks (cost $1,224,920)	2,049,997

	LIMITED PARTNERSHIP INTEREST 0.4%

	Asset Management & Custody Banks 0.4%
	Greenspring Global Partners II-B, L.P.*** †	534,433

	Total Limited Partnership Interest (cost $454,387)	534,433

	WARRANTS 0.1%

	Health Care Equipment 0.1%
71,500	Cardica, Inc., expiring 9/29/14* *** †	62,920

	Total Warrants (cost $8,937)	62,920

Principal Amount		Value

	SHORT-TERM INVESTMENTS 16.7%

	Repurchase Agreement 16.7%
$20,766,789	Repurchase Agreement dated 3/30/12, 0.01% due 4/2/12 with State Street Bank and Trust Co. collateralized by $19,705,000 of United States Treasury Notes 2.375% due 3/31/16; value: $21,182,875; repurchase proceeds: $20,766,807†† (cost $20,766,789)	$20,766,789

	Total Short-Term Investments (cost $20,766,789)	20,766,789

	Total Investments (cost $105,274,744) 100.8%	125,737,541

	Liabilities less Other Assets (0.8%)	(1,025,467)

	NET ASSETS 100.0%	$124,712,074

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 11).

††All or a portion of this security has been designated as collateral for purchase commitments (see Note 12).

ADR American Depositary Receipt.

See Notes to Financial Statements.

At March 31, 2012, Wasatch World Innovators Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	4.3
Canada	3.5
China	3.8
Denmark	0.3
Finland	0.5
France	2.7
Germany	5.3
Israel	4.4
Italy	2.8
Japan	1.9
Sweden	1.3
United Kingdom	5.5
United States	63.7

TOTAL	100.0%

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Schedule of Investments

Principal Amount		Value

	ASSET BACKED SECURITIES 2.9%
$1,500,000	Citibank Credit Card Issuance Trust, 5.65%, 9/20/19, Series 2007-A8, Class A8	$1,793,316
900,000	Citibank Omni Master Trust, 4.90%, 11/15/18, Series 2009-A17, Class A17†	985,422
1,310,000	World Financial Network Credit Card Master Trust, 3.96%, 4/15/19, Series 2010-A, Class A	1,413,956

	Total Asset Backed Securities (cost $4,136,841)	4,192,694

	COLLATERALIZED MORTGAGE OBLIGATIONS 21.4%
250,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.075%, 11/10/42, Series 2005-1, Class A4†††	257,654
24,760	Banc of America Mortgage Securities, Inc., 2.863%, 2/25/33, Series 2003-A, Class 3A1†††	20,090
233,635	Bear Stearns Commercial Mortgage Securities, 4.735%, 9/11/42, Series 2005-PWR9, Class A2	238,956
157,166	Countrywide Home Loan Mortgage Pass Through Trust, 4.50%, 8/25/19, Series 2004-J7, Class 2A1	159,474
760,232	Federal Home Loan Mortgage Corp., 1.50%, 9/15/22, Series 3760, Class BA	764,384
569,621	Federal Home Loan Mortgage Corp., 1.50%, 4/15/24, Series 3780, Class TA	572,540
63,231	Federal Home Loan Mortgage Corp., 2.274%, 11/1/35, Series 1M0010†††	66,558
119,748	Federal Home Loan Mortgage Corp., 2.385%, 5/1/31, Series 847292†††	127,027
96,839	Federal Home Loan Mortgage Corp., 2.447%, 12/1/32, Series 847527†††	102,457
32,229	Federal Home Loan Mortgage Corp., 2.62%, 8/1/33, Series 847281†††	34,364
444,130	Federal Home Loan Mortgage Corp., 3.643%, 1/1/25, Series 775629†††	447,438
267,865	Federal Home Loan Mortgage Corp., 3.811%, 5/1/25, Series 775617†††	281,345
557,797	Federal Home Loan Mortgage Corp., 4.00%, 6/15/17, Series 2714, Class BW	562,693
264,306	Federal Home Loan Mortgage Corp., 4.50%, 1/15/18, Series 2903, Class BA	265,025
413,830	Federal Home Loan Mortgage Corp., 4.50%, 12/1/18, Series G11657	444,212
44,479	Federal Home Loan Mortgage Corp., 5.00%, 2/15/23, Series 2960, Class KP	44,816
48,417	Federal Home Loan Mortgage Corp., 5.125%, 6/15/18, Series R016, Class AM	49,058
352,619	Federal Home Loan Mortgage Corp., 5.50%, 5/15/15, Series 2808, Class VA	376,384
117,965	Federal Home Loan Mortgage Corp., 5.50%, 10/1/25, Series C90925	129,540
360,108	Federal Home Loan Mortgage Corp., 5.50%, 8/1/29, Series C46102	393,641
387,276	Federal National Mortgage Assoc., 2.035%, 12/1/35, Series 848390†††	400,652
378,845	Federal National Mortgage Assoc., 2.055%, 1/1/35, Series 825245†††	397,238
177,521	Federal National Mortgage Assoc., 2.218%, 11/1/34, Series 782320†††	188,165
16,844	Federal National Mortgage Assoc., 2.475%, 10/1/32, Series 659567†††	17,037
197,873	Federal National Mortgage Assoc., 2.815%, 1/1/18, Series 57735†††	203,047

Principal Amount		Value

$208,784	Federal National Mortgage Assoc., 3.025%, 2/1/21, Series 313380†††	$213,054
357,988	Federal National Mortgage Assoc., 3.50%, 6/25/23, Series 2003-46, Class LD	375,303
420,985	Federal National Mortgage Assoc., 3.875%, 1/25/39, Series 2009-2, Class WJ	445,714
281,016	Federal National Mortgage Assoc., 4.00%, 10/25/32, Series 2003-28, Class GA	292,413
208,695	Federal National Mortgage Assoc., 4.076%, 7/1/19, Series 070377†††	213,631
397,981	Federal National Mortgage Assoc., 4.50%, 5/1/19, Series 725445	427,698
375,789	Federal National Mortgage Assoc., 4.50%, 7/1/19, Series 725609	403,849
577,844	Federal National Mortgage Assoc., 4.50%, 6/25/29, Series 2005-121, Class V	621,392
37,452	Federal National Mortgage Assoc., 4.50%, 1/25/30, Series 2004-67, Class AC	37,476
1,301,800	Federal National Mortgage Assoc., 5.00%, 7/25/23, Series 2005-4, Class VG	1,374,175
18,883	Federal National Mortgage Assoc., 5.00%, 8/25/34, Series 2004-W10, Class A24	18,883
250,000	Federal National Mortgage Assoc., 5.50%, 5/25/23, Series 2003-42, Class EK	286,021
885,678	Government National Mortgage Assoc., 2.125%, 7/20/34, Series 80987†††	917,164
320,001	Government National Mortgage Assoc., 2.25%, 1/20/30, Series 80364†††	330,644
866,571	Government National Mortgage Assoc., 2.375%, 6/20/30, Series 80416†††	897,486
1,077,040	Government National Mortgage Assoc., 3.00%, 8/20/38, Series 2010-47, Class CG	1,115,617
1,154,275	Government National Mortgage Assoc., 3.00%, 12/20/38, Series 2010-89, Class PA	1,194,860
1,603,619	Government National Mortgage Assoc., 3.00%, 5/20/39, Series 2010-68, Class YE	1,662,899
1,179,320	Government National Mortgage Assoc., 3.00%, 6/20/41, Series 2011-138, Class PN	1,214,221
269,822	Government National Mortgage Assoc., 3.25%, 7/20/37, Series 2010-33, Class AP	271,693
869,824	Government National Mortgage Assoc., 4.00%, 6/20/38, Series 2009-69, Class WC	912,895
1,244,406	Government National Mortgage Assoc., 4.00%, 9/20/38, Series 2009-108, Class WG	1,332,039
1,248,119	Government National Mortgage Assoc., 4.00%, 3/20/39, Series 2009-31, Class TA	1,322,053
1,124,056	Government National Mortgage Assoc., 4.00%, 4/16/39, Series 2009-110, Class AB	1,176,363
617,366	Government National Mortgage Assoc., 4.50%, 8/15/24, Series 717874	669,734
3,929	Government National Mortgage Assoc., 4.50%, 1/20/31, Series 2005-38, Class A	3,929
940,089	Government National Mortgage Assoc., 4.50%, 6/20/34, Series 2009-101, Class G	985,043
962,577	Government National Mortgage Assoc., 4.50%, 8/20/34, Series 2009-36, Class G	1,013,361
933,763	Government National Mortgage Assoc., 4.50%, 8/16/35, Series 2009-62, Class DT	973,724
559,464	Government National Mortgage Assoc., 4.50%, 2/20/38, Series 2009-55, Class NP	607,686
877,645	Government National Mortgage Assoc., 4.50%, 3/20/39, Series 2009-14, Class AG	953,675
365,566	Government National Mortgage Assoc., 4.658%, 12/16/30, Series 2005-12, Class C	381,843
781,533	Government National Mortgage Assoc., 5.00%, 9/16/31, Series 2009-38, Class A	825,645
500,000	Government National Mortgage Assoc., 5.00%, 7/20/34, Series 2004-105, Class MC	560,155

MARCH 31, 2012 (UNAUDITED)

Principal Amount		Value

$ 195,258	Government National Mortgage Assoc., 5.00%, 8/20/39, Series 004513	$210,272

	Total Collateralized Mortgage Obligations (cost $30,064,756)	30,786,405

	CORPORATE BONDS 38.0%

	Aerospace & Defense 1.0%
200,000	General Dynamics Corp., 4.25%, 5/15/13	208,255
250,000	Martin Marietta Corp., 7.375%, 4/15/13	264,633
1,000,000	Raytheon Co., 1.625%, 10/15/15	1,017,921

		1,490,809

	Air Freight & Logistics 0.4%
500,000	United Parcel Service, Inc., 3.875%, 4/1/14	531,569

	Automotive Retail 0.6%
775,000	AutoZone, Inc., 5.50%, 11/15/15	873,254

	Beverages — Non-alcoholic 1.0%
500,000	PepsiAmericas, Inc., 5.00%, 5/15/17	585,238
750,000	PepsiCo, Inc., 5.00%, 6/1/18	875,386

		1,460,624

	Cable & Satellite 0.6%
800,000	Comcast Corp., 4.95%, 6/15/16	898,586

	Commercial Banks — Central U.S. 0.4%
600,000	SunTrust Bank, 4.00%, 6/30/14†††	593,485

	Commercial Banks — Southern U.S. 0.6%
800,000	BB&T Corp., 3.20%, 3/15/16 MTN	840,982

	Commercial Banks — Non-U.S. 1.5%
1,100,000	Royal Bank of Canada, 2.30%, 7/20/16 MTN (Canada)	1,128,960
1,000,000	Toronto-Dominion Bank (The), 2.375%, 10/19/16 (Canada)	1,025,757

		2,154,717

	Computer Hardware 0.8%
900,000	Hewlett-Packard Co., 2.125%, 9/13/15	907,131
300,000	Hewlett-Packard Co., 6.50%, 7/1/12	303,982

		1,211,113

	Construction & Farm Machinery & Heavy Trucks 0.8%
500,000	Caterpillar Financial Services Corp., 5.85%, 9/1/17 MTN	598,996
500,000	PACCAR Financial Corp., 1.95%, 12/17/12 MTN	504,619

		1,103,615

	Cosmetics & Toiletries 0.4%
476,910	Procter & Gamble — ESOP, 9.36%, 1/1/21, Series A	631,615

	Distillers & Vintners 0.4%
504,000	Diageo Capital plc, 7.375%, 1/15/14 (United Kingdom)	562,097

	Diversified Banks 3.6%
1,250,000	Bank of America Corp., 7.375%, 5/15/14 MTN	1,356,912
500,000	Goldman Sachs Group, Inc. (The), 3.625%, 2/7/16	499,858

Principal Amount		Value

$500,000	SouthTrust Corp., 5.80%, 6/15/14	$541,438
1,125,000	US Bancorp, 4.20%, 5/15/14	1,203,830
750,000	Wachovia Corp., 5.25%, 8/1/14	807,251
700,000	Wachovia Corp., 5.75%, 2/1/18 MTN	813,844

		5,223,133

	Diversified Financial Services 0.8%
1,000,000	General Electric Capital Corp., 5.625%, 5/1/18	1,159,087

	Diversified Metals & Mining 0.3%
450,000	Rio Tinto Alcan, Inc., 4.50%, 5/15/13 (Canada)	469,050

	Drug Retail 0.3%
400,000	Walgreen Co., 4.875%, 8/1/13	423,420

	Electric Utilities 0.9%
300,000	Florida Power & Light Co., 4.85%, 2/1/13	310,510
600,000	Georgia Power Co., 5.125%, 11/15/12, Series K	616,721
350,000	Iberdrola International B.V., 6.75%, 6/15/12	353,200

		1,280,431

	Enterprise Software & Services 0.8%
1,000,000	Oracle Corp., 5.75%, 4/15/18	1,215,713

	Finance — Auto Loans 0.4%
500,000	Toyota Motor Credit Corp., 1.25%, 11/17/14	505,846

	Finance — Consumer Loans 0.7%
1,000,000	John Deere Capital Corp., 2.00%, 1/13/17 MTN	1,020,059

	Finance — Credit Card 0.8%
975,000	American Express Co., 6.15%, 8/28/17	1,145,509

	Finance — Other Services 0.4%
500,000	Sun Canada Financial Co., 7.25%, 12/15/15†	564,071

	Footwear 0.5%
600,000	Nike, Inc., 5.15%, 10/15/15 MTN	674,149

	Health Care Equipment 0.2%
250,000	Baxter International, Inc., 4.625%, 3/15/15	276,592

	Household Appliances 0.3%
350,000	Whirlpool Corp., 8.00%, 5/1/12 MTN	351,780

	Industrial Conglomerates 2.8%
500,000	3M Co., 4.375%, 8/15/13 MTN	526,596
2,350,000	General Electric Capital Corp., 5.40%, 2/15/17 MTN	2,691,274
740,000	Tyco International Finance S.A., 6.00%, 11/15/13	797,984

		4,015,854

	Industrial Gases 0.5%
600,000	Praxair, Inc., 4.625%, 3/30/15	665,652

	Industrial Machinery 0.4%
600,000	Parker Hannifin Corp., 4.875%, 2/15/13	621,607

	Instruments — Scientific 0.4%
600,000	Thermo Fisher Scientific, Inc., 2.15%, 12/28/12	605,034

	Integrated Telecommunication Services 1.4%
149,929	Ameritech Capital Funding, 9.10%, 6/1/16	175,791
870,000	AT&T, Inc., 2.50%, 8/15/15	905,533

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Schedule of Investments (continued)

Principal Amount		Value

$520,000	Verizon Communications, Inc., 5.55%, 2/15/16	$597,242
300,000	Verizon Global Funding Corp., 4.375%, 6/1/13	312,951

		1,991,517

	Life & Health Insurance 1.4%
500,000	Principal Life Income Funding Trusts, 5.30%, 4/24/13 MTN	522,321
850,000	Prudential Financial, Inc., 6.20%, 1/15/15	939,826
480,000	Prudential Holdings, LLC, 7.245%, 12/18/23, Series FSA†	551,923

		2,014,070

	Medical Instruments 0.9%
1,100,000	Medtronic, Inc., 4.75%, 9/15/15, Series B	1,231,237

	Medical — Drugs 0.5%
575,000	Pharmacia Corp., 6.75%, 12/15/27	721,112

	Medical — Health Maintenance Organizations 0.7%
1,000,000	WellPoint, Inc., 2.375%, 2/15/17	1,007,004

	Movies & Entertainment 0.7%
300,000	Walt Disney Co. (The), 2.75%, 8/16/21	298,815
250,000	Walt Disney Co. (The), 4.50%, 12/15/13 MTN	266,754
350,000	Walt Disney Co. (The), 6.00%, 7/17/17, Series C MTN	426,322

		991,891

	Oil Companies — Exploration & Production 0.5%
600,000	Apache Finance Canada Corp., 4.375%, 5/15/15 (Canada)	658,898

	Oil Companies — Integrated 0.6%
750,000	ConocoPhillips, 5.75%, 2/1/19	912,650

	Other Diversified Financial Services 0.2%
260,000	Source One Mortgage Services, 9.00%, 6/1/12 MTN	262,878

	Personal Products 0.5%
655,000	Avon Products, Inc., 5.625%, 3/1/14	701,422

	Pharmaceuticals 2.7%
745,000	AstraZeneca plc, 5.90%, 9/15/17 (United Kingdom)	892,904
795,000	Cardinal Health, Inc., 6.00%, 6/15/17	910,096
1,000,000	Johnson & Johnson, 5.55%, 8/15/17	1,218,218
725,000	Pharmacia Corp., 6.50%, 12/1/18	903,241

		3,924,459

	Property & Casualty Insurance 0.3%
435,000	Allstate Corp. (The), 7.50%, 6/15/13	469,934

	Railroads 0.2%
300,000	Burlington Northern Santa Fe, LLC, 4.30%, 7/1/13	311,696

	Regional Banks 0.5%
700,000	Fifth Third Bancorp, 5.45%, 1/15/17	771,161

	Semiconductor Equipment 0.2%
250,000	Applied Materials, Inc., 2.65%, 6/15/16	259,352

	Soft Drinks 0.4%
600,000	Bottling Group, LLC, 4.625%, 11/15/12	615,193

	Specialized Finance 0.4%
600,000	CME Group, Inc., 5.40%, 8/1/13	635,656

Principal Amount		Value

	Specialty Chemicals 1.1%
$1,150,000	Lubrizol Corp., 8.875%, 2/1/19	$1,558,325

	Steel 0.7%
950,000	Nucor Corp., 5.00%, 12/1/12	976,177

	Super-Regional Banks — U.S. 1.0%
1,350,000	JPMorgan Chase Bank NA, 5.875%, 6/13/16	1,493,216

	Transport — Rail 0.5%
700,000	Union Pacific Corp., 5.375%, 5/1/14	759,287

	Total Corporate Bonds (cost $53,296,397)	54,836,588

	MUNICIPAL BONDS 1.3%

650,000	Arizona State Transportation Board Highway Revenue, 5.00%, 7/1/23	735,124
625,000	City of Liberty, MO, 4.45%, 10/1/13 (NATL-RE)	637,981
500,000	Richmond Joint Powers Financing Authority, 8.25%, 7/1/19 Class B	552,730

	Total Municipal Bonds (cost $1,794,201)	1,925,835

Shares		Value

	MUTUAL FUNDS 0.5%

44,453	Eaton Vance Short Duration Diversified Income Fund	$759,257

	Total Mutual Funds (cost $666,443)	759,257

	EXCHANGE TRADED FUNDS 0.5%
6,000	iShares iBoxx Investment Grade Corporate Bond Fund	694,200

	Total Exchange Traded Funds (cost $519,311)	694,200

Principal Amount		Value

	U.S. GOVERNMENT AGENCY SECURITIES 21.8%
$1,000,000	Federal Farm Credit Bank, 2.65%, 5/11/15	$1,056,454
1,000,000	Federal Farm Credit Bank, 3.85%, 2/11/15	1,087,304
1,000,000	Federal Farm Credit Bank, 3.875%, 10/7/13	1,052,108
650,000	Federal Farm Credit Bank, 4.875%, 4/1/14	705,075
1,550,000	Federal Home Loan Bank, 5.00%, 9/14/12	1,583,052
1,500,000	Federal Home Loan Mortgage Corp., 0.875%, 12/19/14	1,501,484
1,150,000	Federal Home Loan Mortgage Corp., 1.25%, 11/16/15 MTN	1,152,295
2,000,000	Federal Home Loan Mortgage Corp., 2.50%, 5/27/16	2,124,306
1,500,000	Federal Home Loan Mortgage Corp., 2.52%, 12/9/14	1,576,509
1,300,000	Federal Home Loan Mortgage Corp., 3.00%, 7/28/14	1,380,896
700,000	Federal Home Loan Mortgage Corp., 4.75%, 11/17/15	799,475
3,000,000	Federal National Mortgage Assoc., 1.00%, 3/21/17, Series 0000##	2,983,278

MARCH 31, 2012 (UNAUDITED)

Principal Amount		Value

$1,500,000	Federal National Mortgage Assoc., 1.125%, 12/28/16, Series 0001##	$1,503,726
1,525,000	Federal National Mortgage Assoc., 1.25%, 10/26/16, Series 4##	1,528,951
1,050,000	Federal National Mortgage Assoc., 2.05%, 5/23/17	1,083,596
1,000,000	Federal National Mortgage Assoc., 2.075%, 3/7/16	1,003,270
2,200,000	Federal National Mortgage Assoc., 2.625%, 11/20/14	2,320,287
700,000	Federal National Mortgage Assoc., 3.00%, 12/29/16	704,273
1,800,000	Federal National Mortgage Assoc., 4.875%, 12/15/16	2,111,672
600,000	Federal National Mortgage Assoc., 5.24%, 8/7/18	636,629
579,429	New Valley Generation IV, 4.687%, 1/15/22***	635,170
800,000	Tennessee Valley Authority, 6.00%, 3/15/13, Series C	843,602
1,000,000	Tennessee Valley Authority, 6.25%, 12/15/17, Series E	1,262,040
1,000,000	Tennessee Valley Authority Generic Strip, 0.00%, 11/1/18, Series C###	861,497

	Total U.S. Government Agency Securities (cost $30,770,216)	31,496,949

	U.S. TREASURY INFLATION PROTECTED BONDS 2.0%

1,251,650	U.S. Treasury Bond, 0.125%, 1/15/22#	1,281,377
1,406,340	U.S. Treasury Bond, 1.625%, 1/15/18#	1,616,192

	Total U.S. Treasury Inflation Protected Bonds (cost $2,658,723)	2,897,569

	U.S. TREASURY NOTES 9.3%

2,250,000	U.S. Treasury Note, 2.75%, 12/31/17	2,435,801
4,325,000	U.S. Treasury Note, 3.25%, 12/31/16	4,776,422
5,500,000	U.S. Treasury Note, 3.625%, 8/15/19	6,242,071

	Total U.S. Treasury Notes (cost $13,307,750)	13,454,294

Shares		Value
	PREFERRED STOCKS 1.2%

	Cable & Satellite 0.3%
15,000	Comcast Corp., 6.625%, Pfd.	$379,500
2,500	Comcast Corp., 7.00%, Series B Pfd.	62,875

		442,375

	Investment Banking & Brokerage 0.3%
15,000	Morgan Stanley Cap TR VI, 6.60%, Pfd.	372,300

	Mortgage REITs 0.2%
9,200	Harris Preferred Capital Corp., 7.375%, Series A Pfd.§§§	234,140

	Other Diversified Financial Services 0.4%
25,000	Bank One Capital TR VI, 7.20%, Pfd.	638,750

	Total Preferred Stocks (cost $1,661,165)	1,687,565

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.8%

	Repurchase Agreement 0.8%
$1,086,079	Repurchase Agreement dated 3/30/12, 0.01% due 4/2/12 with State Street Bank and Trust Co. collateralized by $1,055,000 of United States Treasury Notes 1.875% due 10/31/17; value: $1,110,480; repurchase proceeds: $1,086,080 (cost $1,086,079)	$1,086,079

	Total Short-Term Investments (cost $1,086,079)	1,086,079

	Total Investments (cost $139,961,882) 99.7%	143,817,435

	Other Assets less Liabilities 0.3%	453,867

	NET ASSETS 100.0%	$144,271,302

	***Security was fair valued under procedures adopted by the Board of Trustees (see Note 15).
	†Liquid security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933.
	†††Variable rate securities.
	§§§Perpetual Maturity. Callable any time after first call date. Maturity date is next call date.
	#Treasury Inflation Protected Securities. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on principal amount that is adjusted for inflation based on the Consumer Price Index.
	##Step Bond. The rate shown is as of March 31, 2012 and will reset at a future date.
	###Zero Coupon Bond.
	MTN Medium Term Note.
	NATL-RE National Public Finance Guarantee Corporation.
	REIT Real Estate Investment Trust.
	See Notes to Financial Statements.

At March 31, 2012, Wasatch-1st Source Income Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	2.3
United Kingdom	1.0
United States	96.7

TOTAL	100.0%

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Schedule of Investments	MARCH 31, 2012 (UNAUDITED)

Principal Amount		Value

	U.S. GOVERNMENT OBLIGATIONS 97.8%
$30,500,000	U.S. Treasury Bond, 3.125%, 11/15/41	$29,256,180
8,000,000	U.S. Treasury Bond, 3.125%, 2/15/42	7,668,752
9,700,000	U.S. Treasury Bond, 3.50%, 2/15/39	10,077,388
3,000,000	U.S. Treasury Bond, 3.875%, 8/15/40	3,318,282
6,335,000	U.S. Treasury Bond, 4.25%, 5/15/39	7,463,422
6,900,000	U.S. Treasury Bond, 4.25%, 11/15/40	8,125,826
1,400,000	U.S. Treasury Bond, 4.375%, 2/15/38	1,681,093
1,040,000	U.S. Treasury Bond, 4.375%, 5/15/40	1,249,788
10,000,000	U.S. Treasury Bond, 4.50%, 5/15/38	12,240,620
6,000,000	U.S. Treasury Bond, 4.50%, 8/15/39	7,350,000
11,300,000	U.S. Treasury Bond, 4.75%, 2/15/37	14,301,563
6,260,000	U.S. Treasury Bond, 4.75%, 2/15/41	7,978,564
58,400,000	U.S. Treasury Strip, principal only, 5/15/30	32,626,620
52,300,000	U.S. Treasury Strip, principal only, 2/15/31	28,480,697
54,837,000	U.S. Treasury Strip, principal only, 2/15/37	23,319,379
55,000,000	U.S. Treasury Strip, principal only, 5/15/39	21,343,905
26,000,000	U.S. Treasury Strip, principal only, 5/15/40	9,680,684

	Total U.S. Government Obligations (cost $209,796,876)	226,162,763

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.9%

	Repurchase Agreement 1.9%
$4,305,896	Repurchase Agreement dated 3/30/12, 0.01% due 4/2/12 with State Street Bank and Trust Co. collateralized by $4,175,000 of United States Treasury Notes 1.875% due 10/13/17; value: $4,394,555; repurchase proceeds: $4,305,899 (cost $4,305,896)	$4,305,896

	Total Short-Term Investments (cost $4,305,896)	4,305,896

	Total Investments (cost $214,102,772) 99.7%	230,468,659

	Other Assets less Liabilities 0.3%	639,137

	NET ASSETS 100.0%	$231,107,796

	See Notes to Financial Statements.

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WASATCH FUNDS — Statements of Assets and Liabilities

	CORE GROWTH FUND	EMERGING INDIA FUND	EMERGING MARKETS SMALL CAP FUND

Assets:
Investments, at cost
Unaffiliated issuers	$332,778,652	$12,870,634	$998,654,200
Repurchase agreements	37,636,432	468,757	35,483,088

	$370,415,084	$13,339,391	$1,034,137,288

Investments, at market value
Unaffiliated issuers	$501,491,130	$12,886,921	$1,215,010,336
Repurchase agreements	37,636,432	468,757	35,483,088

	539,127,562	13,355,678	1,250,493,424
Cash	—	—	—
Foreign currency on deposit (cost of $0, $69,799, $962,883, $254,335, $2,004, $111,422, $7,293 and $89,354, respectively)	—	70,133	965,150
Receivable for investment securities sold	2,083,978	—	3,081,760
Capital shares receivable	472,898	7,484	1,458,948
Interest and dividends receivable	158,072	15,558	1,562,515
Receivable from Advisor	—	6,263	—
Prepaid expenses and other assets	42,005	36,602	106,328

Total Assets	541,884,515	13,491,718	1,257,668,125

Liabilities:
Payable for securities purchased	—	—	10,502,954
Capital shares payable	1,163,965	500	1,960,197
Payable to Advisor	454,888	—	1,573,077
Accrued fund administration fees	7,712	188	17,395
Accrued expenses and other liabilities	157,425	41,125	343,963
Other payables	85,527	89,182	5,919,475

Total Liabilities	1,869,517	130,995	20,317,061

Net Assets	$540,014,998	$13,360,723	$1,237,351,064

Net Assets Consist of:
Capital stock	$134,526	$71,359	$4,708,270
Paid-in-capital in excess of par	434,757,732	14,066,819	1,092,463,088
Undistributed net investment income (loss)	(1,770,402)	(157,612)	(5,042,909)
Undistributed net realized gain (loss) on investments, options written and foreign currency translations	(61,729,346)	(547,104)	(65,178,191)
Net unrealized appreciation (depreciation) on investments, options written and foreign currency translations	168,622,488	(72,739)	210,400,806

Net Assets	$540,014,998	$13,360,723	$1,237,351,064

Net Assets
Investor Class	531,265,671	13,360,723	1,237,351,064
Institutional Class[2]	8,749,327	—	—

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $.01 par value)
Investor Class	13,234,682	7,135,928	470,827,031
Institutional Class[2]	217,912	—	—

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$40.14	$1.87	$2.63

Institutional Class[2]	$40.15	$—	$—

[1]	Fund inception date was January 31, 2012.

[2]	Institutional Class inception date was January 31, 2012.

See Notes to Financial Statements.

MARCH 31, 2012 (UNAUDITED)

FRONTIER EMERGING SMALL COUNTRIES FUND[1]	GLOBAL OPPORTUNITIES FUND	HERITAGE GROWTH FUND	INTERNATIONAL GROWTH FUND	INTERNATIONAL OPPORTUNITIES FUND

$6,102,326	$114,551,851	$74,949,995	$246,291,163	$150,413,324
1,083,788	1,682,252	9,129,952	13,964,975	11,599,983

$7,186,114	$116,234,103	$84,079,947	$260,256,138	$162,013,307

$6,148,672	$152,572,668	$98,522,945	$318,110,536	$176,327,728
1,083,788	1,682,252	9,129,952	13,964,975	11,599,983

7,232,460	154,254,920	107,652,897	332,075,511	187,927,711
145,844	—	—	9,452	—
253,952	2,005	105,078	7,299	88,867
310	3,029,860	—	6,154	13
257,959	104,796	221,065	2,303,193	115,192
34,544	204,492	35,618	671,215	520,185
26,131	—	—	—	—
61,541	28,109	11,026	30,764	21,365

8,012,741	157,624,182	108,025,684	335,103,588	188,673,333

914,494	1,512,987	152,071	2,312,204	63
—	154,804	34,307	166,974	159,489
—	197,746	52,728	340,739	252,204
65	2,234	1,524	4,590	2,661
44,306	120,653	43,996	130,792	163,334
1,914	—	—	417,555	254,986

960,779	1,988,424	284,626	3,372,854	832,737

$7,051,962	$155,635,758	$107,741,058	$331,730,734	$187,840,596

$34,422	$394,085	$81,821	$159,305	$822,781
6,959,432	101,044,845	81,436,806	294,053,873	165,270,285
25,295	(1,429,340)	(247,241)	(1,407,815)	(813,086)
(11,609)	17,606,993	2,903,064	(32,460,691)	(3,099,849)
44,422	38,019,175	23,566,608	71,386,062	25,660,465

$7,051,962	$155,635,758	$107,741,058	$331,730,734	$187,840,596

7,051,962	155,635,758	107,741,058	331,730,734	187,840,596
—	—	—	—	—

3,442,201	39,408,515	8,182,111	15,930,503	82,278,135
—	—	—	—	—

$2.05	$3.95	$13.17	$20.82	$2.28

$—	$—	$—	$—	$—

WASATCH FUNDS — Statements of Assets and Liabilities (continued)

	LARGE CAP VALUE FUND	LONG/SHORT FUND	MICRO CAP FUND

Assets:
Investments, at cost
Unaffiliated issuers	$1,318,380,001	$830,373,993	$213,755,395
Affiliated issuers[1]	—	17,141,582	1,540,000
Repurchase agreements	56,390,424	242,749,416	8,643,950

	$1,374,770,425	$1,090,264,991	$223,939,345

Investments, at market value
Unaffiliated issuers	$1,608,853,323	$909,620,337	$298,091,002
Affiliated issuers[1]	—	15,437,248	23,562
Repurchase agreements	56,390,424	242,749,416	8,643,950

	1,665,243,747	1,167,807,001	306,758,514
Cash	—	—	—
Foreign currency on deposit (cost of $0, $0, $0, $23,503, $26,051, $154,056, $1,622 and $0, respectively)	—	—	—
Receivable for investment securities sold	4,720,138	13,947,104	14,473
Receivable from broker for securities sold short	—	104,928,398	—
Capital shares receivable	714,458	5,965,810	149,112
Interest and dividends receivable	2,266,437	1,083,943	106,000
Prepaid expenses and other assets	176,065	76,163	16,755

Total Assets	1,673,120,845	1,293,808,419	307,044,854

Liabilities:
Call options written at value (premiums of $0, $3,126,989, $0, $0, $0, $0, $0 and $0, respectively)	—	2,898,141	—
Securities sold short, at value (proceeds of $0, $118,513,228, $0, $0, $0, $0, $0 and $0, respectively)	—	124,827,810	—
Payable for securities purchased	—	4,977,854	1,774,343
Capital shares payable	2,321,504	786,286	109,548
Dividends payable to shareholders	233,262	—	—
Payable to Advisor	1,221,722	1,060,701	498,644
Accrued fund administration fees	23,977	16,267	4,319
Accrued expenses and other liabilities	453,392	104,812	97,199
Other payables	—	—	27,509
Unrealized depreciation on foreign currency contracts	—	—	—

Total Liabilities	4,253,857	134,671,871	2,511,562

Net Assets	$1,668,866,988	$1,159,136,548	$304,533,292

Net Assets Consist of:
Capital stock	$1,161,795	$845,947	$536,881
Paid-in-capital in excess of par	1,389,113,268	1,064,944,948	282,302,555
Undistributed net investment loss	(10,716)	(938,129)	(1,963,030)
Undistributed net realized gain (loss) on investments, options written and foreign currency translations	(11,870,686)	22,827,506	(59,132,707)
Net unrealized appreciation on investments, options written and foreign currency translations	290,473,327	71,456,276	82,789,593

Net Assets	$1,668,866,988	$1,159,136,548	$304,533,292

Net Assets
Investor Class	1,658,890,380	1,159,136,548	304,533,292
Institutional Class[2]	9,976,608	—	—

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $.01 par value)
Investor Class	115,484,859	84,594,712	53,688,142
Institutional Class[2]	694,686	—	—

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$14.36	$13.70	$5.67

Institutional Class[2]	$14.36	$—	$—

[1]See	Note 10 for information on affiliated issuers.

[2]Institutional	Class inception date was January 31, 2012.

See Notes to Financial Statements.

MARCH 31, 2012 (UNAUDITED)

MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	STRATEGIC INCOME FUND	ULTRA GROWTH FUND

$125,063,993	$957,311,392	$146,149,937	$32,891,331	$120,098,577
—	104,829,716	—	—	—
5,414,139	94,503,832	9,972,865	7,278,946	872,599

$130,478,132	$1,156,644,940	$156,122,802	$40,170,277	$120,971,176

$153,088,276	$1,475,362,831	$180,829,336	$36,764,068	$154,892,891
—	131,573,459	—	—	—
5,414,139	94,503,832	9,972,865	7,278,946	872,599

158,502,415	1,701,440,122	190,802,201	44,043,014	155,765,490
—	—	—	5,154	—

23,503	26,071	154,103	1,622	—
1,520,588	12,529,718	365,206	—	430,302
—	—	—	—	—
29,132	7,257,936	3,522	50,605	53,239
181,404	477,944	50,334	131,323	50,828
16,326	72,228	31,306	20,381	16,611

160,273,368	1,721,804,019	191,406,672	44,252,099	156,316,470

—	—	—	—	—

—	—	—	—	—
655,433	5,794,114	278,724	1,907	485,671
10,308,161	1,191,644	64,072	40,816	52,888
—	—	—	3,084	—
239,515	1,420,579	160,237	19,279	129,532
2,251	23,950	2,736	619	2,188
97,247	556,648	96,292	20,886	89,468
78,134	1,133,425	95,446	—	6,726
52,119	—	—	—	—

11,432,860	10,120,360	697,507	86,591	766,473

$148,840,508	$1,711,683,659	$190,709,165	$44,165,508	$155,549,997

$542,138	$396,409	$496,538	$47,842	$67,215
114,309,858	1,147,902,946	262,333,031	46,153,028	116,515,178
(2,162,540)	(6,144,349)	(909,874)	(45,930)	(250,681)

8,260,946	25,872,699	(105,794,530)	(5,862,194)	4,431,506

27,890,106	543,655,954	34,584,000	3,872,762	34,786,779

$148,840,508	$1,711,683,659	$190,709,165	$44,165,508	$155,549,997

148,840,508	1,711,683,659	183,406,401	44,165,508	155,549,997
—	—	7,302,764	—	—

54,213,826	39,640,931	47,756,064	4,784,153	6,721,462
—	—	1,897,699	—	—

$2.75	$43.18	$3.84	$9.23	$23.14

$—	$—	$3.85	$—	$—

WASATCH FUNDS — Statements of Assets and Liabilities (continued)	MARCH 31, 2012 (UNAUDITED)

	WORLD INNOVATORS FUND	INCOME FUND	U.S. TREASURY FUND

Assets:
Investments, at cost
Unaffiliated issuers	$84,507,955	$138,875,803	$209,796,876
Repurchase agreements	20,766,789	1,086,079	4,305,896

	$105,274,744	$139,961,882	$214,102,772

Investments, at market value
Unaffiliated issuers	$104,970,752	$142,731,356	$226,162,763
Repurchase agreements	20,766,789	1,086,079	4,305,896

	125,737,541	143,817,435	230,468,659
Receivable for investment securities sold	753,355	—	—
Capital shares receivable	153,660	8,507	258,170
Interest and dividends receivable	81,090	1,100,558	998,915
Receivable from Advisor	32,694	—	—
Prepaid expenses and other assets	18,684	22,142	34,436

Total Assets	126,777,024	144,948,642	231,760,180

Liabilities:
Payable for securities purchased	1,931,323	—	—
Capital shares payable	64,872	533,475	346,570
Dividends payable to shareholders	—	40,200	140,995
Payable to Advisor	—	67,415	101,472
Accrued fund administration fees	1,621	2,071	3,428
Accrued expenses and other liabilities	67,134	34,179	59,919

Total Liabilities	2,064,950	677,340	652,384

Net Assets	$124,712,074	$144,271,302	$231,107,796

Net Assets Consist of:
Capital stock	$69,002	$139,868	$137,966
Paid-in-capital in excess of par	119,354,308	141,384,834	215,536,503
Undistributed net investment income (loss)	(548,561)	278,169	45,032
Undistributed net realized loss on investments and foreign currency translations	(14,623,484)	(1,387,122)	(977,592)
Net unrealized appreciation on investments and foreign currency translations	20,460,809	3,855,553	16,365,887

Net Assets	$124,712,074	$144,271,302	$231,107,796

Net Assets
Investor Class	124,712,074	144,271,302	231,107,796
Institutional Class[1]	—	—	—

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $.01 par value)
Investor Class	6,900,210	13,986,808	13,796,599
Institutional Class[1]	—	—	—

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$18.07	$10.31	$16.75

Institutional Class[1]	$—	$—	$—

[1]	Institutional Class inception date was January 31, 2012.

See Notes to Financial Statements.

(This page intentionally left blank.)

WASATCH FUNDS — Statements of Operations

	CORE GROWTH FUND	EMERGING INDIA FUND	EMERGING MARKETS SMALL CAP FUND

Investment Income:
Interest	$1,294	$24	$3,182
Dividends[2]
Unaffiliated issuers	1,310,704	39,513	5,499,305

Total investment income	1,311,998	39,537	5,502,487

Expenses:
Investment advisory fees	2,483,284	83,729	8,467,180
Shareholder servicing fees — Investor Class	322,352	27,347	887,474
Shareholder servicing fees — Institutional Class[3]	1,597	—	—
Fund administration fees	44,802	1,019	87,072
Fund accounting fees	31,742	12,826	64,411
Reports to shareholders	47,902	1,277	102,360
Custody fees	45,760	20,948	505,853
Federal and state registration fees — Investor Class	14,898	5,185	45,116
Federal and state registration fees — Institutional Class[3]	1,296	—	—
Legal fees	11,607	229	20,289
Trustees’ fees	17,742	338	31,093
Interest	2,544	231	4,369
Offering and organization costs	—	54,875	—
Audit fees	11,506	11,306	11,012
Other expenses	17,952 [4]	4,747	36,475

Total expenses before reimbursement	3,054,984	224,057	10,262,704
Reimbursement of expenses by Advisor	(2,517)	(114,977)	(823,502)

Net Expenses	3,052,467	109,080	9,439,202

Net Investment Income (Loss)	(1,740,469)	(69,543)	(3,936,715)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency translations
Unaffiliated issuers	20,671,940	(475,799)	(45,056,937)
Net realized gain on options written	178,735	—	—
Change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	81,251,936	1,021,287	246,215,005
Change in deferred foreign capital gains taxes	(85,527)	(89,182)	(4,066,471)

Net gain on investments	102,017,084	456,306	197,091,597

Net Increase in Net Assets Resulting from Operations	$100,276,615	$386,763	$193,154,882

[1]Fund	inception date was January 31, 2012.

[2]Net	of $80,576, $0, $256,399, $4,327, $76,560, $7,465, $118,563 and $92,710 in foreign withholding taxes, respectively.

[3]Institutional	Class inception date was January 31, 2012.

[4]	Includes class specific expenses of $238 for Investor Class and $47 for Institutional Class.

See Notes to Financial Statements.

FOR THE SIX MONTHS ENDED MARCH 31, 2012 (UNAUDITED)

FRONTIER EMERGING SMALL COUNTRIES FUND[1]	GLOBAL OPPORTUNITIES FUND	HERITAGE GROWTH FUND	INTERNATIONAL GROWTH FUND	INTERNATIONAL OPPORTUNITIES FUND

$9	$274	$311	$202	$566

36,472	949,243	347,852	1,454,420	1,163,782

36,481	949,517	348,163	1,454,622	1,164,348

8,522	1,328,109	317,009	1,838,706	1,636,519
12,003	149,900	82,426	217,614	253,173
—	—	—	—	—
85	16,050	8,156	26,559	15,153
5,496	28,522	10,613	30,186	25,613
815	28,240	8,217	26,909	39,014
20,199	62,901	2,987	118,766	85,906
513	29,526	9,459	24,623	12,951
—	—	—	—	—
163	5,260	2,088	7,352	4,160
274	8,134	3,015	11,244	6,253
34	7,433	350	12,281	2,661
11,808	—	—	—	—
5,344	11,588	11,012	11,012	11,382
1,322	13,202	6,420	15,399	13,178

66,578	1,688,865	461,752	2,340,651	2,105,963
(55,392)	—	(31,178)	—	(215,016)

11,186	1,688,865	430,574	2,340,651	1,890,947

25,295	(739,348)	(82,411)	(886,029)	(726,599)

(11,609)	17,552,217	3,196,518	(5,685,153)	(3,009,652)
—	—	—	—	—
46,336	15,676,310	14,790,932	62,091,508	28,014,829
(1,914)	—	—	(312,059)	(249,501)

32,813	33,228,527	17,987,450	56,094,296	24,755,676

$58,108	$32,489,179	$17,905,039	$55,208,267	$24,029,077

WASATCH FUNDS — Statements of Operations (continued)

	LARGE CAP VALUE FUND		LONG/SHORT FUND	MICRO CAP FUND

Investment Income:
Interest	$3,279		$10,263	$240
Dividends[1]
Unaffiliated issuers	21,332,369		6,494,107	1,108,883
Affiliated issuers[2]	—		—	—

Total investment income	21,335,648		6,504,370	1,109,123

Expenses:
Investment advisory fees	7,494,327		5,541,453	2,774,489
Shareholder servicing fees — Investor Class	1,356,224		433,861	132,220
Shareholder servicing fees — Institutional Class[3]	1,358		—	—
Fund administration fees	150,429		90,807	25,677
Fund accounting fees	88,278		55,784	23,775
Reports to shareholders	159,958		75,276	24,796
Custody fees	21,129		23,289	30,107
Federal and state registration fees — Investor Class	68,090		35,111	10,664
Federal and state registration fees — Institutional Class[3]	1,198		—	—
Legal fees	40,970		21,059	6,948
Trustees’ fees	63,019		32,120	10,604
Dividends on securities sold short	—		901,405	—
Interest	8,838		207,905	1,488
Audit fees	11,506		11,218	11,012
Other expenses	43,350	[4]	13,211	14,359

Total expenses before reimbursement	9,508,674		7,442,499	3,066,139
Reimbursement of expenses by Advisor	(341,344)		—	—

Net Expenses	9,167,330		7,442,499	3,066,139

Net Investment Income (Loss)	12,168,318		(938,129)	(1,957,016)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency translations
Unaffiliated issuers	11,298,708		25,292,572	10,961,418
Affiliated issuers	—		(2,152,018)	—
Net realized gain on options written	—		15,796,445	—
Net realized loss on short positions	—		(9,323,285)	—
Change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	302,225,338		106,518,765	61,917,242
Change in deferred foreign capital gains taxes	—		—	(19,306)

Net gain on investments	313,524,046		136,132,479	72,859,354

Net Increase in Net Assets Resulting from Operations	$325,692,364		$135,194,350	$70,902,338

[1]Net	of $85,168, $93,964, $56,065, $23,257, $51,891, $0, $3,976 and $1,031 in foreign withholding taxes, respectively.

[2]See	Note 10 for information on affiliated issuers.

[3]Institutional	Class inception date was January 31, 2012.

[4]	Includes class specific expenses of $238 for Investor Class and $47 for Institutional Class.

See Notes to Financial Statements.

FOR THE SIX MONTHS ENDED MARCH 31, 2012 (UNAUDITED)

MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	STRATEGIC INCOME FUND	ULTRA GROWTH FUND

$598	$2,157	$254	$164	$48

713,108	2,413,863	617,629	583,748	417,768
—	666,367	—	—	—

713,706	3,082,387	617,883	583,912	417,816

1,476,397	7,582,592	1,219,257	119,125	730,521
152,035	1,111,764	160,801	27,527	120,818
—	—	1,670	—	—
13,673	136,761	16,607	3,058	13,189
19,226	84,589	17,370	8,964	18,418
18,571	161,750	20,910	2,161	15,860
22,944	150,915	14,623	1,046	32,193
17,513	31,449	11,209	10,504	14,752
—	—	820	—	—
3,877	35,104	4,615	668	3,742
5,920	53,820	7,036	1,004	5,671
—	—	—	—	—
833	8,163	988	135	2,917
11,012	11,012	11,506	11,012	11,012
13,677	40,312	12,019 [4]	4,762	11,990

1,755,678	9,408,231	1,499,431	189,966	981,083
(51,315)	—	(1,919)	(28,162)	—

1,704,363	9,408,231	1,497,512	161,804	981,083

(990,657)	(6,325,844)	(879,629)	422,108	(563,267)

7,906,792	32,388,104	7,730,065	1,048,972	4,432,662
—	(789,831)	—	—	—
1,277,422	—	—	—	—
—	—	—	—	—
22,232,092	332,400,853	30,596,578	5,108,441	24,833,870
(77,982)	(956,000)	(95,446)	—	(6,726)

31,338,324	363,043,126	38,231,197	6,157,413	29,259,806

$30,347,667	$356,717,282	$37,351,568	$6,579,521	$28,696,539

WASATCH FUNDS — Statements of Operations (continued)	FOR THE SIX MONTHS ENDED MARCH 31, 2012 (UNAUDITED)

	WORLD INNOVATORS FUND	INCOME FUND	U.S. TREASURY FUND

Investment Income:
Interest	$469	$1,819,544	$3,480,228
Dividends[1]
Unaffiliated issuers	335,104	83,165	—

Total investment income	335,573	1,902,709	3,480,228

Expenses:
Investment advisory fees	691,673	383,131	549,623
Shareholder servicing fees — Investor Class	82,104	27,344	142,152
Fund administration fees	8,300	12,581	19,820
Fund accounting fees	16,477	23,655	14,057
Reports to shareholders	10,834	3,880	15,370
Custody fees	13,812	6,539	2,506
Federal and state registration fees — Investor Class	12,633	8,661	19,920
Legal fees	1,987	3,323	4,686
Trustees’ fees	2,965	5,060	7,126
Interest	403	—	—
Audit fees	11,218	10,864	10,829
Other expenses	8,604	4,730	5,484

Total expenses before reimbursement	861,010	489,768	791,573

Net Expenses	861,010	489,768	791,573

Net Investment Income (Loss)	(525,437)	1,412,941	2,688,655

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency translations
Unaffiliated issuers	1,668,314	274,354	(470,469)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	17,768,904	(328,598)	(16,805,919)

Net gain (loss) on investments	19,437,218	(54,244)	(17,276,388)

Net Increase (Decrease) in Net Assets Resulting from Operations	$18,911,781	$1,358,697	$(14,587,733)

[1]	Net of $13,502, $0 and $0 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

(This page intentionally left blank.)

WASATCH FUNDS — Statements of Changes in Net Assets

	CORE GROWTH FUND		EMERGING INDIA FUND
	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (Unaudited)	Period Ended September 30, 2011[1]

Operations:
Net investment income (loss)	$(1,740,469)	$(2,710,160)	$(69,543)	$(2,931)
Net realized gain (loss) on investments and foreign currency translations	20,671,940	35,854,115	(475,799)	(79,340)
Net realized gain on options written	178,735	—	—	—
Change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	81,166,409	5,895,469	932,105	(1,004,844)

Net increase (decrease) in net assets resulting from operations	100,276,615	39,039,424	386,763	(1,087,115)

Dividends paid from:
Investor Class
Net investment income	—	—	(82,606)	—
Net realized gains	—	—	—	—

	—	—	(82,606)	—

Capital share transactions:
Investor Class
Shares sold	55,990,232	83,103,061	6,108,979	13,493,360
Shares issued to holders in reinvestment of dividends	—	—	80,715	—
Shares redeemed	(57,894,502)	(107,505,309)	(3,745,159)	(1,831,563)
Redemption fees	7,680	14,798	31,730	5,619

Net increase (decrease)	(1,896,590)	(24,387,450)	2,476,265	11,667,416

Institutional Class[3]
Shares sold	8,348,966	—	—	—
Shares redeemed	(7,680)	—	—	—

Net increase	8,341,286	—	—	—

Total increase (decrease) in net assets	106,721,311	14,651,974	2,780,422	10,580,301

Net assets:
Beginning of period	433,293,687	418,641,713	10,580,301	—

End of period	$540,014,998	$433,293,687	$13,360,723	$10,580,301

Undistributed net investment income (loss) included in net assets at end of period	$(1,770,402)	$(29,933)	$(157,612)	$(5,463)

Capital share transactions — shares:
Investor Class
Shares sold	1,497,827	2,403,205	3,445,014	6,731,700
Shares issued to holders in reinvestment of dividends	—	—	52,755	—
Shares redeemed	(1,541,752)	(3,103,065)	(2,157,669)	(935,872)

Net increase (decrease) in shares outstanding	(43,925)	(699,860)	1,340,100	5,795,828

Institutional Class[3]
Shares sold	218,103	—	—	—
Shares redeemed	(191)	—	—	—

Net increase in shares outstanding	217,912	—	—	—

[1]	Fund inception date was April 26, 2011.

[2]	Fund inception date was January 31, 2012.

[3]	Institutional Class inception date was January 31, 2012.

See Notes to Financial Statements.

MARCH 31, 2012

EMERGING MARKETS SMALL CAP FUND		FRONTIER EMERGING SMALL COUNTRIES FUND	GLOBAL OPPORTUNITIES FUND
Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Period Ended March 31, 2012[2] (Unaudited)	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011

$(3,936,715)	$1,685,999	$25,295	$(739,348)	$(1,160,375)
(45,056,937)	(7,427,647)	(11,609)	17,552,217	26,239,766
—	—	—	—	—
242,148,534	(110,687,870)	44,422	15,676,310	(29,345,661)

193,154,882	(116,429,518)	58,108	32,489,179	(4,266,270)

—	(86,408)	—	—	—
—	—	—	(18,174,913)	(9,401,467)

—	(86,408)	—	(18,174,913)	(9,401,467)

442,066,751	1,008,804,331	6,993,854	14,361,005	106,033,780
—	80,915	—	18,021,095	9,039,015
(172,299,014)	(565,437,338)	—	(90,919,687)	(136,478,673)
230,826	514,482	—	4,286	24,601

269,998,563	443,962,390	6,993,854	(58,533,301)	(21,381,277)

—	—	—	—	—
—	—	—	—	—

—	—	—	—	—

463,153,445	327,446,464	7,051,962	(44,219,035)	(35,049,014)

774,197,619	446,751,155	—	199,854,793	234,903,807

$1,237,351,064	$774,197,619	$7,051,962	$155,635,758	$199,854,793

$(5,042,909)	$(1,106,194)	$25,295	$(1,429,340)	$(689,992)

185,636,978	404,408,930	3,442,201	3,808,627	24,718,548
—	32,217	—	5,223,506	2,126,627
(73,852,524)	(233,756,865)	—	(23,870,357)	(31,791,124)

111,784,454	170,684,282	3,442,201	(14,838,224)	(4,945,949)

—	—	—	—	—
—	—	—	—	—

—	—	—	—	—

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	HERITAGE GROWTH FUND		INTERNATIONAL GROWTH FUND
	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011

Operations:
Net investment income (loss)	$(82,411)	$(19,757)	$(886,029)	$(30,953)
Net realized gain (loss) on investments and foreign currency translations	3,196,518	8,331,814	(5,685,153)	38,507,204
Net realized gain on options written	—	—	—	—
Net realized loss on short positions	—	—	—	—
Change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	14,790,932	(6,110,436)	61,779,449	(67,796,279)

Net increase (decrease) in net assets resulting from operations	17,905,039	2,201,621	55,208,267	(29,320,028)

Dividends paid from:
Investor Class
Net investment income	(106,542)	(659,028)	—	—
Net realized gains	(990,738)	—	—	—

	(1,097,280)	(659,028)	—	—
Institutional Class[1]
Net investment income	—	—	—	—

	—	—	—	—

Capital share transactions:
Investor Class
Shares sold	26,286,752	7,731,214	90,920,235	242,214,904
Shares issued to holders in reinvestment of dividends	1,072,610	632,899	—	—
Shares redeemed	(8,989,997)	(15,622,676)	(95,897,978)	(217,092,446)
Redemption fees	3,020	3,249	19,096	232,716

Net increase (decrease)	18,372,385	(7,255,314)	(4,958,647)	25,355,174

Institutional Class[1]
Shares sold	—	—	—	—
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—

Net increase	—	—	—	—

Total increase (decrease) in net assets	35,180,144	(5,712,721)	50,249,620	(3,964,854)

Net assets:
Beginning of period	72,560,914	78,273,635	281,481,114	285,445,968

End of period	$107,741,058	$72,560,914	$331,730,734	$281,481,114

Undistributed net investment income (loss) included in net assets at end of period	$(247,241)	$(58,288)	$(1,407,815)	$(521,786)

Capital share transactions — shares:
Investor Class
Shares sold	2,110,608	645,254	4,767,034	12,065,101
Shares issued to holders in reinvestment of dividends	90,592	53,850	—	—
Shares redeemed	(720,194)	(1,314,925)	(5,193,851)	(11,007,778)

Net increase (decrease) in shares outstanding	1,481,006	(615,821)	(426,817)	1,057,323

Institutional Class[1]
Shares sold	—	—	—	—
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—

Net increase in shares outstanding	—	—	—	—

[1]	Institutional Class inception date was January 31, 2012.

See Notes to Financial Statements.

MARCH 31, 2012

INTERNATIONAL OPPORTUNITIES FUND		LARGE CAP VALUE FUND		LONG/SHORT FUND
Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011

$(726,599)	$(990,926)	$12,168,318	$21,749,846	$(938,129)	$(2,610,066)
(3,009,652)	25,669,103	11,298,708	42,167,738	23,140,554	2,210,569
—	—	—	—	15,796,445	10,495,379
—	—	—	—	(9,323,285)	(7,636,158)
27,765,328	(42,181,041)	302,225,338	(152,130,438)	106,518,765	(54,385,836)

24,029,077	(17,502,864)	325,692,364	(88,212,854)	135,194,350	(51,926,112)

—	—	(12,195,160)	(21,370,753)	—	(300,223)
(17,671,323)	(4,411,467)	—	—	—	—

(17,671,323)	(4,411,467)	(12,195,160)	(21,370,753)	—	(300,223)

—	—	(30,340)	—	—	—

—	—	(30,340)	—	—	—

44,351,096	74,164,386	202,705,916	594,644,079	335,348,385	775,781,045
17,496,781	4,358,588	11,589,206	20,250,309	—	275,190
(31,938,226)	(57,233,455)	(415,160,321)	(579,983,268)	(144,748,396)	(190,889,262)
4,570	15,863	24,820	30,458	43,774	103,061

29,914,221	21,305,382	(200,840,379)	34,941,578	190,643,763	585,270,034

—	—	9,897,866	—	—	—
—	—	30,207	—	—	—
—	—	(158,295)	—	—	—

—	—	9,769,778	—	—	—

36,271,975	(608,949)	122,396,263	(74,642,029)	325,838,113	533,043,699

151,568,621	152,177,570	1,546,470,725	1,621,112,754	833,298,435	300,254,736

$187,840,596	$151,568,621	$1,668,866,988	$1,546,470,725	$1,159,136,548	$833,298,435

$(813,086)	$(86,487)	$(10,716)	$46,466	$(938,129)	$—

19,916,186	28,815,261	15,216,965	43,168,920	25,402,276	59,803,681
9,018,959	1,689,375	854,073	1,494,620	—	21,072
(14,406,807)	(21,903,479)	(31,048,651)	(42,497,952)	(11,103,183)	(15,111,108)

14,528,338	8,601,157	(14,977,613)	2,165,588	14,299,093	44,713,645

—	—	703,635	—	—	—
—	—	2,104	—	—	—
—	—	(11,053)	—	—	—

—	—	694,686	—	—	—

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	MICRO CAP FUND		MICRO CAP VALUE FUND
	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011

Operations:
Net investment income (loss)	$(1,957,016)	$(3,350,720)	$(990,657)	$(2,322,268)
Net realized gain on investments and foreign currency translations	10,961,418	17,922,246	7,906,792	8,967,482
Net realized gain on options written	—	—	1,277,422	1,917,183
Change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	61,897,936	(11,900,519)	22,154,110	(12,424,282)

Net increase (decrease) in net assets resulting from operations	70,902,338	2,671,007	30,347,667	(3,861,885)

Dividends paid from:
Investor Class
Net investment income	—	—	—	—
Net realized gains	—	—	—	—

	—	—	—	—

Capital share transactions:
Investor Class
Shares sold	5,961,628	27,569,041	9,597,100	20,267,692
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	(25,746,622)	(60,383,633)	(33,902,503)	(59,204,228)
Redemption fees	766	7,507	3,336	6,458

Net increase (decrease)	(19,784,228)	(32,807,085)	(24,302,067)	(38,930,078)

Institutional Class1
Shares sold	—	—	—	—
Shares redeemed	—	—	—	—
Net increase	—	—	—	—

Total increase (decrease) in net assets	51,118,110	(30,136,078)	6,045,600	(42,791,963)

Net assets:
Beginning of period	253,415,182	283,551,260	142,794,908	185,586,871

End of period	$304,533,292	$253,415,182	$148,840,508	$142,794,908

Undistributed net investment income (loss) included in net assets at end of period	$(1,963,030)	$(6,014)	$(2,162,540)	$(1,171,883)

Capital share transactions — shares:
Investor Class
Shares sold	1,146,637	5,264,916	3,828,090	7,715,342
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	(4,993,981)	(11,582,929)	(13,220,425)	(22,141,027)

Net increase (decrease) in shares outstanding	(3,847,344)	(6,318,013)	(9,392,335)	(14,425,685)

Institutional Class[1]
Shares sold	—	—	—	—
Shares redeemed	—	—	—	—

Net increase in shares outstanding	—	—	—	—

[1]	Institutional Class inception date was January 31, 2012.

See Notes to Financial Statements.

MARCH 31, 2012

SMALL CAP GROWTH FUND		SMALL CAP VALUE FUND		STRATEGIC INCOME FUND
Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011

$(6,325,844)	$(4,645,023)	$(879,629)	$(1,422,666)	$422,108	$769,609
31,598,273	95,874,416	7,730,065	21,012,052	1,048,972	1,457,891
—	—	—	—	—	—
331,444,853	(70,410,040)	30,501,132	(10,544,351)	5,108,441	(1,868,864)

356,717,282	20,819,353	37,351,568	9,045,035	6,579,521	358,636

—	—	—	—	(402,938)	(762,128)
(62,046,614)	—	—	—	—	—

(62,046,614)	—	—	—	(402,938)	(762,128)

233,314,401	472,872,914	5,664,650	22,166,451	18,970,942	12,790,479
60,087,427	—	—	—	394,044	743,844
(174,413,485)	(305,913,508)	(28,737,422)	(73,383,270)	(5,440,196)	(8,596,748)
42,320	116,381	2,654	1,744	6,801	6,276

119,030,663	167,075,787	(23,070,118)	(51,215,075)	13,931,591	4,943,851

—	—	7,191,325	—	—	—
—	—	(165,060)	—	—	—
—	—	7,026,265	—	—	—

413,701,331	187,895,140	21,307,715	(42,170,040)	20,108,174	4,540,359

1,297,982,328	1,110,087,188	169,401,450	211,571,490	24,057,334	19,516,975

$1,711,683,659	$1,297,982,328	$190,709,165	$169,401,450	$44,165,508	$24,057,334

$(6,144,349)	$181,495	$(909,874)	$(30,245)	$(45,930)	$(65,100)

5,801,166	12,035,701	1,577,663	6,163,122	2,182,414	1,499,462
1,599,772	—	—	—	45,326	90,253
(4,454,105)	(7,765,020)	(8,048,912)	(20,529,110)	(623,288)	(1,009,685)

2,946,833	4,270,681	(6,471,249)	(14,365,988)	1,604,452	580,030

—	—	1,940,821	—	—	—
—	—	(43,122)	—	—	—

—	—	1,897,699	—	—	—

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	ULTRA GROWTH FUND		WORLD INNOVATORS FUND
	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011

Operations:
Net investment income (loss)	$(563,267)	$(961,454)	$(525,437)	$(623,127)
Net realized gain (loss) on investments and foreign currency translations	4,432,662	47,278,810	1,668,314	11,934,101
Net realized gain on short positions	—	—	—	1,201
Change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	24,827,144	(34,096,952)	17,768,904	(6,461,019)

Net increase (decrease) in net assets resulting from operations	28,696,539	12,220,404	18,911,781	4,851,156

Dividends paid from:
Investor Class
Net investment income	—	—	—	—
Net realized gains	(7,674,675)	—	—	—

	(7,674,675)	—	—	—

Capital share transactions:
Investor Class
Shares sold	8,876,163	52,244,137	40,624,755	16,841,982
Shares issued to holders in reinvestment of dividends	7,457,542	—	—	—
Shares redeemed	(16,011,507)	(108,860,106)	(7,324,039)	(14,984,425)
Redemption fees	3,341	32,578	6,610	17,318

Net increase (decrease)	325,539	(56,583,391)	33,307,326	1,874,875

Total increase (decrease) in net assets	21,347,403	(44,362,987)	52,219,107	6,726,031

Net assets:
Beginning of period	134,202,594	178,565,581	72,492,967	65,766,936

End of period	$155,549,997	$134,202,594	$124,712,074	$72,492,967

Undistributed net investment income (loss) included in net assets at end of period	$(250,681)	$312,586	$(548,561)	$(23,124)

Capital share transactions — shares:
Investor Class
Shares sold	415,886	2,402,075	2,417,242	1,075,228
Shares issued to holders in reinvestment of dividends	368,820	—	—	—
Shares redeemed	(737,055)	(4,747,763)	(446,048)	(962,741)

Net increase (decrease) in shares outstanding	47,651	(2,345,688)	1,971,194	112,487

See Notes to Financial Statements.

MARCH 31, 2012

INCOME FUND		U.S. TREASURY FUND

Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011

$1,412,941	$3,218,588	$2,688,655	$5,592,630
274,354	1,612,886	(470,469)	8,827,015
—	—	—	—
(328,598)	(2,067,301)	(16,805,919)	19,561,036

1,358,697	2,764,173	(14,587,733)	33,980,681

(1,392,542)	(3,218,058)	(2,655,723)	(5,596,881)
—	—	(9,334,135)	(10,250,028)

(1,392,542)	(3,218,058)	(11,989,858)	(15,846,909)

27,206,716	43,348,706	119,222,297	75,135,021
1,147,538	2,645,734	11,052,511	14,324,462
(19,668,607)	(48,023,388)	(60,085,168)	(121,243,175)
2,625	4,599	127,443	163,643

8,688,272	(2,024,349)	70,317,083	(31,620,049)

8,654,427	(2,478,234)	43,739,492	(13,486,277)

135,616,875	138,095,109	187,368,304	200,854,581

$144,271,302	$135,616,875	$231,107,796	$187,368,304

$278,169	$257,770	$45,032	$12,100

2,636,432	4,228,888	6,597,714	5,167,394
111,327	258,544	611,047	1,036,188
(1,906,102)	(4,695,493)	(3,406,287)	(7,910,147)

841,657	(208,061)	3,802,474	(1,706,565)

WASATCH FUNDS — Financial Highlights

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Core Growth Fund — Investor Class
Six Months ended 3/31/12 (unaudited)	$32.63	(0.13)	7.64	7.51	—	[4]	—	—	—
Year ended 9/30/11	$29.95	(0.19)	2.87	2.68	—	[4]	—	—	—
Year ended 9/30/10	$25.88	0.03	4.05	4.08	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/09	$26.38	— [4]	(0.23)	(0.23)	—	[4]	(0.27)	—	(0.27)
Year ended 9/30/08	$42.98	0.19	(8.98)	(8.79)	—	[4]	—	(7.81)	(7.81)
Year ended 9/30/07	$41.08	(0.05)	5.65	5.60	—	[4]	(0.14)	(3.56)	(3.70)
Core Growth Fund — Institutional Class
Period ended 3/31/12 (unaudited)[9]	$38.32	(0.04)	1.87	1.83	—		—	—	—
Emerging India Fund
Six Months ended 3/31/12 (unaudited)	$1.83	(0.01)	0.06	0.05	—	[4]	(0.01)	—	(0.01)
Period ended 9/30/11[11]	$2.00	— [4]	(0.17)	(0.17)	—	[4]	—	—	—
Emerging Markets Small Cap Fund
Six Months ended 3/31/12 (unaudited)	$2.16	(0.01)	0.48	0.47	—	[4]	—	—	—
Year ended 9/30/11	$2.37	— [4]	(0.21)	(0.21)	—	[4]	— [4]	—	— [4]
Year ended 9/30/10	$1.57	0.01	0.80	0.81	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/09	$1.24	— [4]	0.33	0.33	—	[4]	— [4]	—	— [4]
Period ended 9/30/08[17]	$2.00	— [4]	(0.76)	(0.76)	—	[4]	— [4]	—	— [4]
Frontier Emerging Small Countries Fund
Period ended 3/31/12 (unaudited)[10]	$2.00	0.01	0.04	0.05	—		—	—	—
Global Opportunities Fund
Six Months ended 3/31/12 (unaudited)	$3.68	(0.02)	0.72	0.70	—	[4]	—	(0.43)	(0.43)
Year ended 9/30/11	$3.97	(0.02)	(0.13)	(0.15)	—	[4]	—	(0.14)	(0.14)
Year ended 9/30/10	$3.38	(0.02)	0.70	0.68	—	[4]	(0.01)	(0.08)	(0.09)
Period ended 9/30/09[14]	$2.00	(0.01)	1.39	1.38	—	[4]	—	—	—
Heritage Growth Fund
Six Months ended 3/31/12 (unaudited)	$10.83	— [4]	2.50	2.50	—	[4]	(0.02)	(0.14)	(0.16)
Year ended 9/30/11	$10.70	— [4]	0.22	0.22	—	[4]	(0.09)	—	(0.09)
Year ended 9/30/10	$9.28	0.09	1.39	1.48	—	[4]	(0.06)	—	(0.06)
Year ended 9/30/09	$9.00	0.06	0.26	0.32	—	[4]	(0.02)	(0.02)	(0.04)
Year ended 9/30/08	$12.57	0.06	(2.57)	(2.51)	—	[4]	—	(1.06)	(1.06)
Year ended 9/30/07	$11.40	(0.01)	1.53	1.52	—	[4]	— [4]	(0.35)	(0.35)
International Growth Fund
Six Months ended 3/31/12 (unaudited)	$17.21	(0.06)	3.67	3.61	—	[4]	—	—	—
Year ended 9/30/11	$18.66	— [4]	(1.46)	(1.46)	0.01		—	—	—
Year ended 9/30/10	$13.91	0.02	4.73	4.75	—	[4]	—	—	—
Year ended 9/30/09	$11.83	(0.13)	2.24	2.11	—	[4]	(0.03)	—	(0.03)
Year ended 9/30/08	$24.42	(0.28)	(9.19)	(9.47)	—	[4]	(0.68)	(2.44)	(3.12)
Year ended 9/30/07	$21.83	0.03	6.61	6.64	—	[4]	—	(4.05)	(4.05)
International Opportunities Fund
Six Months ended 3/31/12 (unaudited)	$2.24	(0.01)	0.32	0.31	—	[4]	—	(0.27)	(0.27)
Year ended 9/30/11	$2.57	(0.01)	(0.25)	(0.26)	—	[4]	—	(0.07)	(0.07)
Year ended 9/30/10	$1.97	(0.01)	0.63	0.62	—	[4]	(0.02)	—	(0.02)
Year ended 9/30/09	$1.60	0.01	0.36	0.37	—	[4]	— [4]	—	—
Year ended 9/30/08	$3.65	0.07	(1.45)	(1.38)	—	[4]	(0.14)	(0.53)	(0.67)
Year ended 9/30/07	$2.71	(0.01)	1.13	1.12	—	[4]	— [4]	(0.18)	(0.18)
Large Cap Value Fund — Investor Class
Six Months ended 3/31/12 (unaudited)	$11.85	0.10	2.51	2.61	—	[4]	(0.10)	—	(0.10)
Year ended 9/30/11	$12.64	0.17	(0.79)	(0.62)	—	[4]	(0.17)	—	(0.17)
Year ended 9/30/10	$11.97	0.17	0.67	0.84	—	[4]	(0.17)	—	(0.17)
Year ended 9/30/09	$12.93	0.20	(0.96)	(0.76)	—	[4]	(0.20)	—	(0.20)
Period ended 9/30/08[15]	$14.44	0.14 [16]	(1.52)	(1.38)	—		(0.13)	—	(0.13)
Year ended 3/31/08	$14.80	0.21	0.31	0.52	—		(0.21)	(0.67)	(0.88)
Year ended 3/31/07	$14.14	0.22	1.66	1.88	—		(0.21)	(1.01)	(1.22)
Large Cap Value Fund — Institutional Class
Period ended 3/31/12 (unaudited)[9]	$13.77	0.02	0.61	0.63	—		(0.04)	—	(0.04)
Long/Short Fund
Six Months ended 3/31/12 (unaudited)	$11.85	(0.01)	1.86	1.85	—	[4]	—	—	—
Year ended 9/30/11	$11.74	(0.04)	0.16	0.12	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/10	$11.13	(0.01)	0.62	0.61	—	[4]	— [4]	—	— [4]
Year ended 9/30/09	$10.81	0.02	0.50	0.52	—	[4]	(0.05)	(0.15)	(0.20)
Period ended 9/30/08[15]	$11.27	0.05 [16]	(0.46)	(0.41)	—		(0.05)	—	(0.05)
Year ended 3/31/08	$11.59	0.27	0.02	0.29	—		(0.28)	(0.33)	(0.61)
Year ended 3/31/07	$11.21	0.26	0.90	1.16	—		(0.28)	(0.50)	(0.78)
See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000’s)	Portfolio Turnover Rate[1] [3]

$40.14	23.02	1.23	[5]	1.23	[5]	(0.70)	(0.70)	$531,266	11%
$32.63	8.95	1.22		1.22		(0.57)	(0.57)	$433,294	27%
$29.95	15.75	1.29	[12]	1.29	[12]	0.02	0.02	$418,642	19%
$25.88	(0.45)	1.34		1.34		0.24	0.24	$409,949	30%
$26.38	(24.82)	1.21		1.21		0.52	0.52	$645,769	44%
$42.98	14.28	1.18		1.18		(0.09)	(0.09)	$1,250,618	54%

$40.15	4.78	1.12	[5]	1.32	[5]	(0.72)	(0.92)	$8,749	11%

$1.87	3.15	1.95	[5]	4.01	[5]	(1.25)	(3.31)	$13,361	12%
$1.83	(8.50)	1.95		4.85		(0.07)	(2.97)	$10,580	2%

$2.63	21.76	1.95	[5]	2.12	[5]	(0.81)	(0.98)	$1,237,351	24%
$2.16	(8.85)	1.96		2.19		0.22	(0.01)	$774,198	48%
$2.37	51.69	2.06	[13]	2.39	[13]	0.82	0.49	$446,751	23%
$1.57	26.80	2.10		3.03		0.12	(0.81)	$50,489	78%
$1.24	(37.88)	2.10		2.67		0.27	(0.29)	$36,176	38%

$2.05	2.50	2.26	[6]	13.43	[6]	5.10	(6.07)	$7,052	—%[8]

$3.95	20.58	1.91	[5]	1.91	[5]	(0.84)	(0.84)	$155,636	27%
$3.68	(4.21)	1.94		1.94		(0.41)	(0.41)	$199,855	59%
$3.97	20.41	2.25	[13]	2.33	[13]	(0.73)	(0.81)	$234,904	23%
$3.38	69.00	2.25		2.61		(0.67)	(1.03)	$117,385	22%

$13.17	23.22	0.95	[5]	1.02	[5]	(0.18)	(0.25)	$107,741	15%
$10.83	2.01	0.95		1.04		(0.02)	(0.11)	$72,561	35%
$10.70	16.06	0.96	[12]	1.11	[12]	0.81	0.66	$78,274	36%
$9.28	3.74	0.95		1.21		0.74	0.48	$77,194	33%
$9.00	(21.54)	0.95		1.01		0.44	0.38	$95,414	48%
$12.57	13.59	0.95		0.95		(0.06)	(0.06)	$208,918	56%

$20.82	20.98	1.59	[6]	1.59	[6]	(0.60)	(0.60)	$331,731	21%
$17.21	(7.77)	1.66		1.66		(0.01)	(0.01)	$281,481	70%
$18.66	34.15	1.86	[13]	1.86	[13]	0.10	0.10	$285,446	44%
$13.91	18.03	1.94		1.94		0.03	0.03	$173,226	56%
$11.83	(44.01)	1.83		1.83		(0.15)	(0.15)	$194,780	44%
$24.42	34.02	1.76		1.76		0.11	0.11	$534,903	60%

$2.28	15.73	2.25	[5]	2.51	[5]	(0.87)	(1.13)	$187,840	30%
$2.24	(10.49)	2.25		2.55		(0.58)	(0.88)	$151,569	108%
$2.57	31.71	2.26	[12]	2.62	[12]	(0.60)	(0.96)	$152,178	51%
$1.97	23.60	2.26	[6]	2.79	[6]	(0.28)	(0.81)	$93,856	69%
$1.60	(45.33)	2.25		2.59		(0.09)	(0.43)	$55,691	63%
$3.65	42.73	2.25		2.51		(0.18)	(0.44)	$56,433	54%

$14.36	22.08	1.10	[5]	1.14	[5]	1.46	1.42	$1,658,890	10%
$11.85	(5.08)	1.10		1.11		1.24	1.23	$1,546,471	26%
$12.64	7.07	1.11	[12]	1.14	[12]	1.36	1.33	$1,621,113	17%
$11.97	(5.63)	1.10		1.22		1.93	1.81	$1,385,508	16%
$12.93	(9.65)	1.04		1.29		1.99	1.74	$780,384	5%
$14.44	3.22	1.13		1.38		1.43	1.18	$447,674	36%
$14.80	13.69	1.15		1.40		1.52	1.27	$167,133	26%

$14.36	4.60	0.98	[5]	1.22	[5]	1.60	1.36	$9,977	10%

$13.70	15.61	1.48	[7]	1.48	[7]	(0.19)	(0.19)	$1,159,137	40%
$11.85	0.98	1.63	[7]	1.63	[7]	(0.44)	(0.44)	$833,298	82%
$11.74	5.52	1.71	13 7	1.71	13 7	0.03	0.03	$300,255	60%
$11.13	5.35	1.91	[7]	1.96	[7]	0.24	0.19	$146,127	167%
$10.81	(3.66)	1.77	[7]	2.02	[7]	0.95	0.70	$122,114	71%
$11.27	2.34	1.75	[7]	2.00	[7]	2.25	2.00	$87,410	179%
$11.59	10.44	1.84	[7]	2.09	[7]	2.40	2.15	$53,894	172%

WASATCH FUNDS — Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Micro Cap Fund
Six Months ended 3/31/12 (unaudited)	$4.40	(0.04)	1.31	1.27	—	[4]	—	—	—
Year ended 9/30/11	$4.44	(0.06)	0.02	(0.04)	—	[4]	—	—	—
Year ended 9/30/10	$3.89	(0.05)	0.60	0.55	—	[4]	—	—	—
Year ended 9/30/09	$4.14	(0.03)	(0.21)	(0.24)	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/08	$7.19	(0.07)	(1.81)	(1.88)	—	[4]	—	(1.17)	(1.17)
Year ended 9/30/07	$6.79	(0.09)	1.29	1.20	—	[4]	—	(0.80)	(0.80)
Micro Cap Value Fund
Six Months ended 3/31/12 (unaudited)	$2.24	(0.02)	0.53	0.51	—	[4]	—	—	—
Year ended 9/30/11	$2.38	(0.04)	(0.10)	(0.14)	—	[4]	—	—	—
Year ended 9/30/10	$2.11	(0.02)	0.30	0.28	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/09	$1.80	(0.02)	0.33	0.31	—	[4]	—	—	—
Year ended 9/30/08	$2.98	(0.02)	(0.75)	(0.77)	—	[4]	—	(0.41)	(0.41)
Year ended 9/30/07	$2.93	(0.03)	0.64	0.61	—	[4]	—	(0.56)	(0.56)
Small Cap Growth Fund
Six Months ended 3/31/12 (unaudited)	$35.37	(0.16)	9.63	9.47	—	[4]	—	(1.66)	(1.66)
Year ended 9/30/11	$34.24	(0.13)	1.26	1.13	—	[4]	—	—	—
Year ended 9/30/10	$28.59	(0.22)	5.87	5.65	—	[4]	—	—	—
Year ended 9/30/09	$26.50	(0.12)	2.27	2.15	—	[4]	—	(0.06)	(0.06)
Year ended 9/30/08	$40.10	(0.16)	(8.85)	(9.01)	—	[4]	—	(4.59)	(4.59)
Year ended 9/30/07	$36.99	(0.25)	6.28	6.03	—	[4]	—	(2.92)	(2.92)
Small Cap Value Fund — Investor Class
Six Months ended 3/31/12 (unaudited)	$3.12	(0.02)	0.74	0.72	—	[4]	—	—	—
Year ended 9/30/11	$3.08	(0.02)	0.06	0.04	—	[4]	—	—	—
Year ended 9/30/10	$2.75	(0.01)	0.34	0.33	—	[4]	—	—	—
Year ended 9/30/09	$2.82	(0.01)	(0.06)	(0.07)	—	[4]	—	—	—
Year ended 9/30/08	$5.22	0.01	(1.11)	(1.10)	—	[4]	(0.01)	(1.29)	(1.30)
Year ended 9/30/07	$5.29	0.01	0.67	0.68	—	[4]	(0.04)	(0.71)	(0.75)
Small Cap Value Fund — Institutional Class
Period ended 3/31/12 (unaudited)[9]	$3.68	— [4]	0.17	0.17	—		—	—	—
Strategic Income Fund
Six Months ended 3/31/12 (unaudited)	$7.57	0.11	1.65	1.76	—	[4]	(0.10)	—	(0.10)
Year ended 9/30/11	$7.51	0.25	0.06	0.31	—	[4]	(0.25)	—	(0.25)
Year ended 9/30/10	$6.77	0.31	0.70	1.01	—	[4]	(0.27)	—	(0.27)
Year ended 9/30/09	$7.62	0.29	(0.85)	(0.56)	—	[4]	(0.29)	—	(0.29)
Year ended 9/30/08	$11.00	0.55	(2.29)	(1.74)	—	[4]	(0.50)	(1.14)	(1.64)
Year ended 9/30/07	$10.48	0.48	0.54	1.02	0.01		(0.47)	(0.04)	(0.51)
Ultra Growth Fund
Six Months ended 3/31/12 (unaudited)	$20.11	(0.08)	4.29	4.21	—	[4]	—	(1.18)	(1.18)
Year ended 9/30/11	$19.80	(0.17)	0.48	0.31	—	[4]	—	—	—
Year ended 9/30/10	$15.66	(0.15)	4.29	4.14	—	[4]	—	—	—
Year ended 9/30/09	$15.76	(0.14)	0.04	(0.10)	—	[4]	—	—	—
Year ended 9/30/08	$27.78	(0.22)	(8.28)	(8.50)	—	[4]	—	(3.52)	(3.52)
Year ended 9/30/07	$24.09	(0.33)	5.80	5.47	—	[4]	—	(1.78)	(1.78)
World Innovators Fund
Six Months ended 3/31/12 (unaudited)	$14.71	(0.07)	3.43	3.36	—	[4]	—	—	—
Year ended 9/30/11	$13.65	(0.13)	1.19	1.06	—	[4]	—	—	—
Year ended 9/30/10	$11.12	(0.10)	2.65	2.55	—	[4]	(0.02)	—	(0.02)
Year ended 9/30/09	$10.31	(0.12)	0.93	0.81	—	[4]	—	—	—
Year ended 9/30/08	$17.69	(0.25)	(5.65)	(5.90)	—	[4]	—	(1.48)	(1.48)
Year ended 9/30/07	$13.97	(0.12)	4.43	4.31	—	[4]	—	(0.59)	(0.59)
Wasatch-1st Source Income Fund
Six Months ended 3/31/12 (unaudited)	$10.32	0.10	(0.01)	0.09	—	[4]	(0.10)	—	(0.10)
Year ended 9/30/11	$10.34	0.25	(0.02)	0.23	—	[4]	(0.25)	—	(0.25)
Year ended 9/30/10	$10.04	0.29	0.30	0.59	—	[4]	(0.29)	—	(0.29)
Year ended 9/30/09	$9.59	0.33	0.46	0.79	—	[4]	(0.34)	—	(0.34)
Period ended 9/30/08[15]	$9.95	0.18 [16]	(0.35)	(0.17)	—		(0.19)	—	(0.19)
Year ended 3/31/08	$9.73	0.40	0.24	0.64	—		(0.42)	—	(0.42)
Year ended 3/31/07	$9.63	0.38	0.13	0.51	—		(0.41)	—	(0.41)
U.S. Treasury Fund
Six Months ended 3/31/12 (unaudited)	$18.75	0.21	(1.23)	(1.02)	0.01		(0.21)	(0.78)	(0.99)
Year ended 9/30/11	$17.17	0.52	2.63	3.15	0.02		(0.52)	(1.07)	(1.59)
Year ended 9/30/10	$16.29	0.54	1.35	1.89	0.01		(0.54)	(0.48)	(1.02)
Year ended 9/30/09	$14.95	0.55	1.29	1.84	0.05		(0.55)	—	(0.55)
Year ended 9/30/08	$13.84	0.58	1.10	1.68	0.01		(0.58)	—	(0.58)
Year ended 9/30/07	$14.12	0.64	(0.29)	0.35	0.01		(0.64)	—	(0.64)

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000’s)	Portfolio Turnover Rate[1] [3]

$5.67	28.86	2.16	[6]	2.16	[6]	(1.38)	(1.38)	$304,533	12%
$4.40	(0.90)	2.14		2.14		(1.05)	(1.05)	$253,415	30%
$4.44	14.14	2.18	[5]	2.18	[5]	(1.10)	(1.10)	$283,551	34%
$3.89	(5.70)	2.24		2.24		(0.96)	(0.96)	$272,537	46%
$4.14	(30.46)	2.16		2.16		(1.26)	(1.26)	$359,394	54%
$7.19	18.72	2.14		2.14		(1.25)	(1.25)	$631,417	48%

$2.75	22.77	2.25	[5]	2.32	[5]	(1.31)	(1.38)	$148,841	53%
$2.24	(5.88)	2.25		2.28		(1.21)	(1.24)	$142,795	94%
$2.38	13.26	2.26	[12]	2.37	[12]	(1.32)	(1.43)	$185,587	88%
$2.11	17.22	2.26	[7]	2.46	[7]	(1.36)	(1.56)	$115,216	145%
$1.80	(29.67)	2.25		2.35		(1.21)	(1.31)	$97,912	144%
$2.98	22.84	2.25		2.30		(1.06)	(1.11)	$120,039	105%

$43.18	27.46	1.24	[5]	1.24	[5]	(0.83)	(0.83)	$1,711,684	9%
$35.37	3.30	1.23		1.23		(0.32)	(0.32)	$1,297,982	23%
$34.24	19.76	1.27	[13]	1.27	[13]	(0.74)	(0.74)	$1,110,087	17%
$28.59	8.20	1.29		1.29		(0.60)	(0.60)	$809,318	52%
$26.50	(25.42)	1.21		1.21		(0.47)	(0.47)	$735,546	51%
$40.10	16.94	1.19		1.19		(0.52)	(0.52)	$1,075,433	43%

$3.84	23.08	1.63	[5]	1.63	[5]	(0.96)	(0.96)	$183,406	25%
$3.12	1.30	1.78		1.78		(0.65)	(0.65)	$169,401	46%
$3.08	12.00	1.85	[12]	1.85	[12]	(0.23)	(0.23)	$211,571	62%
$2.75	(2.48)	1.92		1.92		(0.33)	(0.33)	$218,358	89%
$2.82	(26.26)	1.76		1.76		0.15	0.15	$336,914	78%
$5.22	13.32	1.69		1.69		0.18	0.18	$660,637	84%

$3.85	4.62	1.15	[5]	1.33	[5]	(0.64)	(0.82)	$7,303	25%

$9.23	23.31	0.95	[5]	1.12	[5]	2.48	2.31	$44,166	37%
$7.57	3.94	0.95		1.21		2.99	2.73	$24,057	62%
$7.51	15.18	0.99	13 7	1.33	13 7	4.35	4.01	$19,517	73%
$6.77	(6.49)	1.05	[7]	1.71	[7]	4.93	4.27	$17,710	84%
$7.62	(18.17)	0.97	[7]	1.46	[7]	5.96	5.47	$21,889	81%
$11.00	9.77	1.05	[7]	1.57	[7]	4.14	3.62	$23,621	86%

$23.14	21.76	1.34	[5]	1.34	[5]	(0.77)	(0.77)	$155,550	22%
$20.11	1.57	1.42		1.42		(0.51)	(0.51)	$134,203	60%
$19.80	26.44	1.68	[12]	1.68	[12]	(1.14)	(1.14)	$178,566	45%
$15.66	(0.63)	1.75		1.77		(1.12)	(1.14)	$121,284	64%
$15.76	(35.09)	1.53		1.53		(0.93)	(0.93)	$144,004	84%
$27.78	23.80	1.49		1.49		(1.12)	(1.12)	$268,633	55%

$18.07	22.84	1.87	[5]	1.87	[5]	(1.14)	(1.14)	$124,712	35%
$14.71	7.77	1.95		1.95		(0.84)	(0.84)	$72,493	85%
$13.65	22.91	1.96	[12]	2.05	[12]	(0.74)	(0.83)	$65,767	74%
$11.12	7.86	1.95		2.14		(0.88)	(1.07)	$59,540	41%
$10.31	(36.07)	1.92		1.92		(1.24)	(1.24)	$82,164	89%
$17.69	31.63	1.85		1.85		(0.97)	(0.97)	$204,142	78%

$10.31	0.90	0.70		0.70		2.03	2.03	$144,271	24%
$10.32	2.26	0.71		0.71		2.42	2.42	$135,617	43%
$10.34	5.95	0.72	[13]	0.73	[13]	2.87	2.86	$138,095	51%
$10.04	8.42	0.84		0.88		3.44	3.40	$114,496	28%
$9.59	(1.69)	0.87		1.12		3.66	3.41	$89,081	15%
$9.95	6.74	0.95		1.20		4.05	3.80	$86,981	56%
$9.73	5.43	0.92		1.17		3.95	3.70	$78,921	59%

$16.75	(5.77)	0.72		0.72		2.45	2.45	$231,108	6%
$18.75	22.06	0.75		0.76		3.44	3.43	$187,368	44%
$17.17	12.65	0.75	[13]	0.78	[13]	3.56	3.53	$200,855	49%
$16.29	12.49	0.75		0.79		3.34	3.30	$154,099	62%
$14.95	12.33	0.74		0.74		3.85	3.85	$121,240	31%
$13.84	2.68	0.71		0.71		4.23	4.23	$115,788	19%

WASATCH FUNDS — Notes to Financial Highlights

[1]Not	annualized for periods less than one year.

[2]Annualized	for periods less than one year.

[3]Portfolio	turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

[4]Represents	amounts less than $.005 per share.

[5]Includes	interest expense of less than 0.01%.

[6]Includes	interest expense of 0.01%.

[7]Includes	interest expense and dividend payments for securities sold short. The ratios excluding such expenses are listed below:

	Expenses Net of Waivers and Reimbursements[2]	Expenses Before Waivers and Reimbursements[2]
Long/Short Fund
Six Months ended 3/31/12 (unaudited)	1.26%	1.26%
Year ended 9/30/11	1.30%	1.30%
Year ended 9/30/10	1.34%[13]	1.34%[13]
Year ended 9/30/09	1.47%	1.52%
Period ended 9/30/08[15]	1.46%	1.71%
Year ended 3/31/08	1.57%	1.82%
Year ended 3/31/07	1.56%	1.81%

Micro Cap Value Fund
Year ended 9/30/09	2.25%	2.45%

Strategic Income Fund
Year ended 9/30/10	0.95%[13]	1.29%[13]
Year ended 9/30/09	0.95%	1.61%
Year ended 9/30/08	0.95%	1.44%
Year ended 9/30/07	0.95%	1.47%

[8]Amount	represents less than one-half of a percent.

[9]Institutional	Class inception date was January 31, 2012.

[10]Fund	inception date was January 31, 2012.

[11]Fund	inception date was April 26, 2011.

[12]Includes	extraordinary expenses of 0.01% (see Note 9).

[13]Includes	extraordinary expenses of less than 0.01% (see Note 9).

[14]Fund	inception date was November 17, 2008.

[15]Effective	September 19, 2008, the Fund changed its fiscal year end to September 30.

[16]Average	shares method used in calculation.

[17]Fund	inception date was October 1, 2007.

See Notes to Financial Statements.

WASATCH FUNDS — Notes to Financial Statements	MARCH 31, 2012

1. ORGANIZATION

Wasatch Funds Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and consists of 19 series or funds (each a “Fund” and collectively the “Funds”). The Core Growth Fund, Emerging Markets Small Cap Fund, Heritage Growth Fund, International Growth Fund, International Opportunities Fund, Large Cap Value Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Ultra Growth Fund, World Innovators Fund, Wasatch-1st Source Income Fund (“Income Fund”) (sub-advised), and Wasatch-Hoisington U.S. Treasury Fund (“U.S. Treasury Fund”) (sub-advised) are each diversified funds. The Emerging India Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund and Long/Short Fund are non-diversified funds. Each Fund maintains its own investment objective.

On November 9, 2011, the Trust re-designated the shares of the Funds into Investor Class shares effective January 31, 2012, and authorized and designated a new Institutional Class of shares in the Funds. Currently, only three funds offer Institutional Class shares: Wasatch Core Growth Fund, Wasatch Large Cap Value Fund and Wasatch Small Cap Value Fund, which commenced operations on January 31, 2012. Each class of shares for each Fund has identical rights and privileges except with respect to distribution and service charges, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the “Advisor” or “Wasatch”) as investment advisor.

The Core Growth, Emerging India, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, Heritage Growth, International Growth, International Opportunities, Large Cap Value, Long/Short, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Strategic Income, Ultra Growth, and World Innovators Funds are referred to herein as the “Equity Funds.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant policies related to investments of the Funds held at March 31, 2012. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Valuation of Securities — All investments in securities are recorded at their estimated fair value as described in Note 15.

Foreign Currency Translations — Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day. Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

At March 31, 2012, the foreign currencies held by the Funds were as follows (amounts in U.S. dollars):

	Cost of Currency	Value of Currency
Emerging India Fund
Indian Rupee	$69,799	$70,133

Emerging Markets Small Cap Fund
Brazilian Real	$441,668	$443,534
Egyptian Pound	1	1
New Taiwan Dollar	274,476	274,876
Turkish Lira	246,738	246,739

	$962,883	$965,150

Frontier Emerging Small Countries Fund
Bangladesh Taka	$37,782	$37,782
Kenyan Shilling	168,384	168,000
Malaysian Ringgit	67	67
Philippine Peso	106	106
Sri Lanka Rupee	48,002	48,002

	$254,341	$253,957

Global Opportunities Fund
Canadian Dollar	$1,971	$1,972
Hong Kong Dollar	33	33

	$2,004	$2,005

Heritage Growth Fund
Brazilian Real	$111,422	$105,078

International Growth Fund
Canadian Dollar	$7,293	$7,299

International Opportunities Fund
Australian Dollar	$18,207	$18,261
Brazilian Real	19,848	19,307
Indian Rupee	35,401	35,401
Malaysian Ringgit	15,898	15,898

	$89,354	$88,867

Micro Cap Value Fund
Malaysian Ringgit	$23,503	$23,503

Small Cap Growth Fund
Canadian Dollar	$26,051	$26,071

Small Cap Value Fund
New Taiwan Dollar	$154,056	$154,103

Strategic Income Fund
Canadian Dollar	$1,620	$1,620
Hong Kong Dollar	2	2

	$1,622	$1,622

Investment in Securities and Related Investment Income — Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after the ex-dividend

WASATCH FUNDS — Notes to Financial Statements (continued)

date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premiums are amortized using the interest method. To the extent dividends received from Real Estate Investment Trust securities include return of capital distributions; such distributions are recorded as income, and adjusted accordingly for tax purposes.

Expenses — The Funds contract for various services on a collective basis. Most expenses are directly attributable to each Fund and therefore are charged accordingly. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Use of Management Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

Redemption Fees — The Funds deduct a fee of 2.00% from redemption proceeds on shares of the Funds held 60 days or less. Redemption fees retained by the Funds are credited to additional paid-in capital.

New Accounting Pronouncements — In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control of Repurchase Agreements.” ASU 2011-03 is an amendment to Topic 860 “Transfers and Servicing.” These amendments simplify the accounting for repurchase agreements by eliminating the requirement that the transferor demonstrate it has adequate collateral to fund substantially all the cost of purchasing replacement assets. As a result, more arrangements could be accounted for as secured borrowings rather than sales. The guidance applies to public and nonpublic companies and is effective for interim and annual reporting periods beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. At this time, management is evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within

Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

Other — Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as certain shareholder servicing fees.

3. SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements — The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase and the fund to resell the obligation at an agreed upon price and time. The market value of the collateral must be at least equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the fund has the right to use the collateral to offset losses incurred.

Short Sales — The Long/Short Fund, the Strategic Income Fund and to a lesser extent the other Equity Funds may enter into short sales whereby a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a Fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from security purchases cannot exceed the total amount invested. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.

MARCH 31, 2012

4. FINANCIAL DERIVATIVE INSTRUMENTS

Foreign Currency Contracts — The Funds may enter into foreign currency contracts to settle planned purchases or sales of securities or to protect against a possible loss resulting from the adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. Foreign currency contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in currency exchange rates. Foreign currency contracts are marked-to-market daily and the change in market value is recorded by a fund as unrealized appreciation or depreciation. When a foreign currency contract is closed, the fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Schedule of Investments. In addition, a fund could be exposed to a credit risk if a counterparty is unable or unwilling to meet the terms of the contracts or if the value of the currency changes unfavorably. In connection with these contracts, the Funds may segregate cash and/or securities in a sufficient amount as collateral in accordance with the terms of the respective contracts.

Options Transactions — The Equity Funds and the Income Fund may buy and sell put and call options and write covered put and call options, including over-the-counter options, on portfolio securities where the completion of the obligation is dependent upon the credit standing of another party. Options are a type of derivative financial instrument. The Funds may invest in derivative financial instruments, including options, in order to manage risk or gain exposure to various other investments or markets. The risk in writing a call option is that a fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a fund may incur a loss if the market price of the security decreases and the option is exercised.

The risk in buying an option is that a fund pays a premium whether or not the option is exercised. A fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of written options.

5. DISTRIBUTIONS

Dividends from net investment income and net realized gains, if any, are declared and paid at least annually for all Funds, except for dividends from net investment income in five funds. The Wasatch-1st Source Income Fund declares and pays dividends monthly. The Large Cap Value, Long/Short, Strategic Income, and U.S. Treasury Funds declare and pay dividends quarterly. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among additional paid-in capital, undistributed net investment income (loss), and undistributed net realized gains (losses) on investments and foreign currency translations.

6. PURCHASES AND SALES OF SECURITIES

Cost of investment securities purchased and proceeds from sales of investment securities, excluding U.S. government and short-term securities for the period ended March 31, 2012 are summarized below:

	Core Growth Fund	Emerging India Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund	Heritage Growth Fund	International Growth Fund
Purchases	$52,798,862	$3,132,727	$485,841,259	$6,117,464	$45,938,453	$23,448,974	$61,367,647
Sales	76,741,639	1,265,502	223,075,346	14,154	121,739,553	12,603,044	78,285,356

	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Purchases	$61,491,257	$160,220,557	$476,843,257	$32,585,419	$74,191,408	$132,394,033	$43,933,347
Sales	47,575,576	356,196,355	322,630,971	55,424,432	74,274,924	173,735,619	68,429,468

	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund
Purchases	$18,743,472	$32,135,644	$49,635,774	$20,772,565
Sales	10,683,079	40,903,404	29,205,560	12,645,978

WASATCH FUNDS — Notes to Financial Statements (continued)

Purchases and sales of U.S. government securities in the Income Fund were $21,834,189 and $19,294,879, respectively.

Purchases and sales of U.S. government securities in the U.S. Treasury Fund were $70,245,818 and $12,332,614, respectively.

7. OPTIONS CONTRACTS WRITTEN

Options written activity during the period ended March 31, 2012 was as follows:

	Options Outstanding at 9/30/2011	Written	Closed	Exercised	Expired	Options Outstanding at 3/31/2012
Core Growth Fund
Premium amount	$178,735	$—	$—	$—	$(178,735)	$—
Number of contracts	500	—	—	—	(500)	—
Long/Short Fund
Premium amount	$10,278,040	$11,123,153	$(1,279,269)	$(8,429,728)	$(8,565,207)	$3,126,989
Number of contracts	35,095	59,984	(8,500)	(36,650)	(35,270)	14,659
Micro Cap Value Fund
Premium amount	$762,276	$1,415,929	$(1,145,228)	$(859,906)	$(173,071)	$—
Number of contracts	2,600	7,541	(4,101)	(5,347)	(693)	—

8. FEDERAL INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. The Funds are no longer subject to examination by tax authorities for years prior to 2008. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total of amounts of unrecognized tax benefits will significantly change in the next 12 months. Accordingly, no provision for federal income or excise taxes has been made.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President of the United States of America. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies (“RICs”) and their shareholders. One key change made by the Modernization Act includes that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

As of March 31, 2012, the cost and unrealized appreciation (depreciation) of securities on a tax basis were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund	Heritage Growth Fund	International Growth Fund
Cost	$370,506,642	$13,365,549	$1,034,678,788	$7,186,114	$116,260,245	$84,329,111	$260,735,500

Gross appreciation	$177,685,194	$785,670	$227,949,237	$155,475	$39,884,730	$26,893,933	$77,062,362
Gross (depreciation)	(9,064,274)	(795,541)	(12,134,601)	(109,129)	(1,890,055)	(3,570,147)	(5,722,351)

Net appreciation (depreciation)	$168,620,920	$(9,871)	$215,814,636	$46,346	$37,994,675	$23,323,786	$71,340,011

	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Cost	$161,944,854	$1,375,593,543	$1,094,331,142	$224,981,593	$131,392,030	$1,162,362,999	$158,175,467

Gross appreciation	$30,908,325	$348,942,771	$91,428,178	$99,131,605	$31,135,445	$564,786,254	$37,979,426
Gross (depreciation)	(4,925,649)	(59,292,567)	(17,952,319)	(17,354,684)	(4,025,060)	(25,709,131)	(5,352,692)

Net appreciation	$25,982,676	$289,650,204	$73,475,859	$81,776,921	$27,110,385	$539,077,123	$32,626,734

MARCH 31, 2012

	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Cost	$40,220,841	$120,972,975	$105,740,221	$139,961,882	$214,609,885

Gross appreciation	$5,321,036	$43,405,593	$22,084,309	$4,151,190	$19,645,689
Gross (depreciation)	(1,498,863)	(8,613,078)	(2,086,989)	(295,637)	(3,786,915)

Net appreciation	$3,822,173	$34,792,515	$19,997,320	$3,855,553	$15,858,774

The difference between book-basis and tax-basis unrealized gains are primarily attributable to the tax deferral of losses on wash sales, unrealized appreciation on passive foreign investment companies and other temporary tax adjustments.

The components of accumulated earnings on a tax basis as of September 30, 2011 were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Small Cap Fund	Global Opportunities Fund	Heritage Growth Fund	International Growth Fund
Undistributed ordinary income	$—	$82,637	$—	$—	$—	$—
Undistributed capital gains	—	—	—	18,174,884	835,673	—

Accumulated earnings	—	82,637	—	18,174,884	835,673	—
Accumulated capital and other losses	(81,436,874)	(71,305)	(20,112,645)	(174,584)	(58,288)	(26,593,909)
Other undistributed ordinary losses	—	—	—	(10,425)	—	—
Net unrealized appreciation (depreciation)*	86,282,999	(1,092,944)	(32,862,531)	21,892,687	8,637,287	8,903,198

Total accumulated earnings (deficit)	$4,846,125	$(1,081,612)	$(52,975,176)	$39,882,562	$9,414,672	$(17,690,711)

	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund
Undistributed ordinary income	$—	$332,757	$—	$—	$—	$—
Undistributed capital gains	17,671,310	—	—	—	—	62,045,617

Accumulated earnings	17,671,310	332,757	—	—	—	62,045,617
Accumulated capital and other losses	—	(23,171,056)	(3,699,507)	(69,481,010)	(1,239,578)	(198,905)
Other undistributed ordinary losses	(19,118)	(286,291)	—	—	—	—
Net unrealized appreciation (depreciation)*	(2,262,416)	(11,750,349)	(38,149,190)	20,272,528	4,880,423	206,866,924

Total accumulated earnings (deficit)	$15,389,776	$(34,874,939)	$(41,848,697)	$(49,208,482)	$3,640,845	$268,713,636

	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Undistributed ordinary income	$—	$53,698	$—	$—	$347,355	$113,945
Undistributed capital gains	—	—	7,675,318	—	—	9,334,125

Accumulated earnings	—	53,698	7,675,318	—	347,355	9,448,070
Accumulated capital and other losses	(110,596,002)	(6,885,030)	(38,569)	(15,733,805)	(1,516,902)	-
Other undistributed ordinary losses	—	(16,060)	—	—	(44,585)	(101,845)
Net unrealized appreciation (depreciation)*	1,124,029	(1,364,553)	10,308,991	2,110,788	3,994,577	32,664,693

Total accumulated earnings (deficit)	$(109,471,973)	$(8,211,945)	$17,945,740	$(13,623,017)	$2,780,445	$42,010,918

*On	investments, securities sold short, derivative and foreign currency denominated assets and liabilities.

Capital loss carryforwards are available through the date specified below to offset future realized net capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

WASATCH FUNDS — Notes to Financial Statements (continued)

Capital loss carryforwards as of September 30, 2011 are as follows:

Fund	2014	2016	2017	2018
Core Growth Fund	$—	$—	$—	$81,406,941
Emerging Markets Small Cap Fund	—	—	3,795,857	6,828,580
International Growth Fund	—	—	—	26,072,123
Large Cap Value Fund	—	—	—	23,171,056
Long/Short Fund	—	—	634,432	3,065,075
Micro Cap Fund	—	—	20,111,960	49,352,340
Micro Cap Value Fund	—	—	306,366	—
Small Cap Value Fund	—	—	46,713,137	63,852,620
Strategic Income Fund	—	—	239,302	6,645,728
World Innovators Fund	—	—	650,448	15,064,621
Income Fund	721,508	561,725	—	—

Capital loss carryforwards noted below may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Modernization Act, a Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Capital loss carryforwards as of September 30, 2011 with no expiration are as follows:

Fund	Short Term
Emerging India Fund	$71,305

Net capital losses incurred after October 31 and within the taxable year have been elected by the Funds to be treated as being incurred on the first business day of the Funds’ next taxable year. For the year ended September 30, 2011, the following Funds deferred to October 1, 2011 post October capital and currency losses as follows:

Fund	Capital Losses
Core Growth Fund	$29,933
Emerging Markets Small Cap Fund	9,488,208
Global Opportunities Fund	174,584
Heritage Growth Fund	58,288
International Growth Fund	521,786
Micro Cap Fund	16,710
Micro Cap Value Fund	933,212
Small Cap Growth Fund	198,905
Small Cap Value Fund	30,245
Ultra Growth Fund	38,569
World Innovators Fund	18,736

During the tax year ended September 30, 2011, the Funds used capital loss carryforwards in the following amounts:

Fund	Amount Used
Core Growth Fund	$39,621,936
Emerging Markets Small Cap Fund	4,217,856
Heritage Growth Fund	7,509,279
International Growth Fund	39,147,511
International Opportunities Fund	136,323
Large Cap Value Fund	42,167,614
Long/Short Fund	5,417,851
Micro Cap Fund	16,305,404
Micro Cap Value Fund	11,553,397
Small Cap Growth Fund	33,681,395
Small Cap Value Fund	22,337,499
Strategic Income Fund	1,538,224
Ultra Growth Fund	39,273,897
World Innovators Fund	12,595,804
Income Fund	1,578,786

MARCH 31, 2012

The tax character of distributions paid during the year ended September 30, 2011 was as follows:

2011	Core Growth Fund	Emerging India Fund[1]	Emerging Markets Small Cap Fund	Global Opportunities Fund	Heritage Growth Fund	International Growth Fund
Ordinary income	$—	$—	$86,408	$1,872,935	$653,414	$—
Capital gain	—	—	—	7,528,532	5,614	—

Total	$—	$—	$86,408	$9,401,467	$659,028	$—

2011	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund
Ordinary income	$—	$21,370,753	$300,223	$—	$—	$—
Capital gain	4,411,467	—	—	—	—	—

Total	$4,411,467	$21,370,753	$300,223	$—	$—	$—

2011	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Ordinary income	$—	$762,128	$—	$—	$3,218,058	$5,596,881
Capital gain	—	—	—	—	—	10,250,028

Total	$—	$762,128	$—	$—	$3,218,058	$15,846,909

[1]Inceptiondate of the Fund was April 26, 2011. The tax character of distributions paid during the year ended September 30, 2010 was as follows:
2010	Core Growth Fund	Emerging Markets Small Cap Fund	Global Opportunities Fund	Heritage Growth Fund	International Growth Fund	International Opportunities Fund
Ordinary income	$87,230	$379,097	$3,456,368	$499,403	$—	$1,049,066
Capital gain	—	—	—	—	—	—

Total	$87,230	$379,097	$3,456,368	$499,403	$—	$1,049,066

2010	Large Cap Value Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Ordinary income	$21,589,760	$98,009	$—	$569,692	$—	$—
Capital gain	—	—	—	—	—	—

Total	$21,589,760	$98,009	$—	$569,692	$—	$—

2010	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Ordinary income	$678,070	$—	$79,109	$3,572,685	$5,847,330
Capital gain	—	—	—	—	4,184,315

Total	$678,070	$—	$79,109	$3,572,685	$10,031,645

The tax character of distributions paid may differ from that shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

9. RELATED PARTY TRANSACTIONS

Investment Advisory Fees, Expense Limitations — As the Funds’ investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. The Advisor has contractually agreed to waive its fees and/or reimburse certain Funds should a Fund’s operating expenses exceed a specified annual limitation through at least January 31, 2013. If operating expenses are less than the specified expense limit for the Fund, the Advisor shall be entitled to reimbursement of the fees waived or reduced to the

WASATCH FUNDS — Notes to Financial Statements (continued)

extent that the operating expenses and the amounts reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently the period for the 12 months commencing January 31, 2012). Such reimbursement shall be paid only while the expense limitation agreement is in effect and only if such amount paid, together with all other amounts reimbursed under this agreement in the fiscal year, does not cause the Fund to exceed the expense limitation. All amounts not recovered at the end of the period expire on January 31, 2013. On November 9, 2011, the Board of Trustees and the Advisor agreed to a reduction in the advisory fee for the Wasatch Small Cap Value Fund from 1.50% to 1.00% effective January 31, 2012. Additionally, the Advisor and the Funds executed an amended and restated expense limitation agreement, wherein the Advisor contractually agreed to an expense limitation of 1.50% on the Wasatch Small Cap Value Fund effective January 31, 2012, and continuing through at least January 31, 2013. Ordinary operating expenses exclude any interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business. The costs of the Proxy Statement related to the identification and shareholder approval of Trustee Nominees were treated as extraordinary expenses. The impact of these payments is reflected in the net expense ratios in the Financial Highlights. Investment advisory fees and fees waived, if any, for the period ended March 31, 2012 are disclosed in the Statements of Operations. Investment advisory fee and expense limitation annual rates are shown below.

Fund	Advisory Fee	Expense Limitation Investor Class	Expense Limitation Institutional Class	Contractual Expense Limitation/ Reimbursement Recoverable Expiration Date	Reimbursement Recoverable
Core Growth Fund	1.00%	1.50%	1.12%	01/31/2013	$2,517
Emerging India Fund	1.50%	1.95%	N/A	01/31/2013	34,255
Emerging Markets Small Cap Fund	1.75%	1.95%	N/A	01/31/2013	200,374
Frontier Emerging Small Countries Fund	1.75%	2.25%	N/A	01/31/2013	55,392
Global Opportunities Fund	1.50%	1.95%	N/A	01/31/2013	—
Heritage Growth Fund	0.70%	0.95%	N/A	01/31/2013	5,713
International Growth Fund	1.25%	1.75%	N/A	01/31/2013	—
International Opportunities Fund	1.95%	2.25%	N/A	01/31/2013	54,353
Large Cap Value Fund	0.90%	1.10%	0.98%	01/31/2013	100,920
Long/Short Fund	1.10%	—	N/A	N/A	N/A
Micro Cap Fund	1.95%	2.25%	N/A	01/31/2013	—
Micro Cap Value Fund	1.95%	2.25%	N/A	01/31/2013	6,963
Small Cap Growth Fund	1.00%	1.50%	N/A	01/31/2013	—
Small Cap Value Fund	1.00%[1]	1.50%[2]	1.15%	01/31/2013	428
Strategic Income Fund	0.70%	0.95%	N/A	01/31/2013	6,743
Ultra Growth Fund	1.00%	1.50%	N/A	01/31/2013	—
World Innovators Fund	1.50%	1.95%	N/A	01/31/2013	—
Income Fund	0.55%	—	N/A	N/A	N/A
U.S. Treasury Fund	0.50%	0.75%	N/A	01/31/2013	—

[1]	The advisory fee decreased from 1.50% to 1.00% on 1/31/2012.
[2]	The expense limitation decreased from 1.95% to 1.50% on 1/31/2012.

Affiliated Trades — Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund (or funds) that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, each transaction is effected at the current market price, as that term is defined under the procedures. During the period ended March 31, 2012, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act:

	Purchases	Sales
Global Opportunities Fund	$—	$1,496,592
International Growth Fund	1,046,793	1,786,358
International Opportunities Fund	2,485,615	—
Micro Cap Value Fund	—	249,458

Affiliated Transaction — The Large Cap Value Fund had an in-kind purchase of $4,255,413 from an affiliate.

Institutional Class Legal Fees — As disclosed in the annual report dated September 30, 2011, the Board approved a multi-class plan pursuant to which the Board has established and designated two classes for each series known as Institutional Class shares and Investor Class shares. The Advisor paid the legal costs associated with the establishment and designation of the new share classes.

MARCH 31, 2012

10% Shareholders — As of March 31, 2012, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the fund as detailed below:

	Number of Accounts	% of Shares Outstanding
Core Growth Fund	2	46.15%
Emerging India Fund	2	40.93%
Emerging Markets Small Cap Fund	2	71.53%
Frontier Emerging Small Countries Fund	3	66.97%
Global Opportunities Fund	2	62.48%
Heritage Growth Fund	2	50.65%
International Growth Fund	2	43.61%
International Opportunities Fund	2	62.10%
Large Cap Value Fund	3	76.58%
Long/Short Fund	2	63.54%
Micro Cap Fund	2	29.00%
Micro Cap Value Fund	2	49.40%
Small Cap Growth Fund	2	51.17%
Small Cap Value Fund	2	31.62%
Strategic Income Fund	3	69.76%
Ultra Growth Fund	2	48.97%
World Innovators Fund	2	39.07%
Income Fund	2	85.76%
U.S. Treasury Fund	2	35.05%

Affiliated Interests — As of March 31, 2012, Wasatch Advisors, Inc. and its affiliates, and the retirement plans of Wasatch Advisors, Inc. and its affiliates, held shares which may be redeemed at any time as detailed below:

	Number of Accounts*	% of Shares Outstanding
Core Growth Fund	14	0.58%
Emerging India Fund	19	21.07%
Emerging Markets Small Cap Fund	24	0.42%
Frontier Emerging Small Countries Fund	17	31.50%
Global Opportunities Fund	24	2.52%
Heritage Growth Fund	10	3.66%
International Growth Fund	13	1.05%
International Opportunities Fund	22	3.33%
Large Cap Value Fund	15	0.13%
Long/Short Fund	11	0.21%
Micro Cap Fund	16	0.65%
Micro Cap Value Fund	12	1.65%
Small Cap Growth Fund	22	1.50%
Small Cap Value Fund	12	1.81%
Strategic Income Fund	5	21.56%
Ultra Growth Fund	9	1.20%
World Innovators Fund	10	1.93%
Income Fund	2	0.01%
U.S. Treasury Fund	7	0.70%

*	Multiple accounts with the same beneficial owner are treated as one account.

Payments by Former Service Provider — BISYS Fund Services, Inc. (“BISYS”) is a former service provider to the Large Cap Value Fund, Long/Short Fund and Income Fund. In August 2010, these funds received a one-time payment from the BISYS Fair Fund (a fund established pursuant to a settlement between the SEC and BISYS that requires, among other things, a distribution of settlement monies from the Fair Fund to benefit affected mutual funds). The impact of these payments is reflected in the net expense ratios in the Financial Highlights.

WASATCH FUNDS — Notes to Financial Statements (continued)

10. TRANSACTIONS WITH AFFILIATES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The following Funds conducted transactions during the period ended March 31, 2012 with an “affiliated company” as so defined:

	Share Activity				Dividends Credited to Income for the period ended 3/31/12	Gain (Loss) Realized on Sale of Shares for the period ended 3/31/12
	Balance 9/30/11	Purchases / Additions	Sales / Reductions	Balance 3/31/12
Long/Short Fund

Silicon Graphics International Corp.*	1,447,300	496,467	349,010	1,594,757	$—	$(2,152,018)

Micro Cap Fund

Goldwater Bank, N.A.	154,000	—	—	154,000	$—	$—

Small Cap Growth Fund

Knight Transportation, Inc.	4,139,457	81,658	—	4,221,115	$501,635	$—
NeurogesX, Inc.	3,882,558	—	—	3,882,558	—	—
Power Integrations, Inc.	1,731,197	—	248,179	1,483,018	164,732	(789,831)

*On	December 22, 2011, a Schedule 13D was filed for Silicon Graphics International Corp. (“the Company”) on behalf of the Advisor and the Wasatch Long/Short Fund, including the portfolio managers Mike Shinnick and Ralph Shive (“Reporting Persons”).

11. RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the “Securities Act”) and cannot be sold without prior registration under the Securities Act or may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by a designated Pricing Committee, comprised of personnel of the Advisor, with oversight by the Board of Trustees and in accordance with Board-approved Pricing Policies and Procedures. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At March 31, 2012, the Funds held the following restricted securities:

	Security Type	Acquisition Date	Acquisition Cost	Fair Value	Value as % of Net Assets
Global Opportunities Fund

Cardica, Inc.	Warrants	9/25/09	$5,000	$35,200	0.02%

Micro Cap Fund

Cardica, Inc.	Warrants	6/7/07	$19,380	$1,211	—
Cardica, Inc.	Warrants	9/25/09	40,312	283,800	0.09%
Goldwater Bank, N.A.	Common Stock	2/28/07	1,540,000	23,562	0.01%
NeurogesX, Inc.	Warrants	7/21/11	18,169	18,169	0.01%

			$1,617,861	$326,742	0.11%

Micro Cap Value Fund

Acetylon Pharmaceuticals, Inc., Series B	Preferred Stock	2/3/11	$249,997	$312,628	0.21%
Cardica, Inc.	Warrants	6/7/07	9,302	581	—
Cardica, Inc.	Warrants	9/25/09	13,813	97,240	0.07%
Goldwater Bank, N.A.	Common Stock	2/28/07	419,000	6,411	—
Idaho Trust Bancorp	Common Stock	8/30/06	500,004	172,779	0.12%
NeurogesX, Inc.	Warrants	7/21/11	6,250	6,250	—
NeurogesX, Inc.	Warrants	12/28/07	3,800	—	—

			$1,202,166	$595,889	0.40%

MARCH 31, 2012

	Security Type	Acquisition Date	Acquisition Cost	Fair Value	Value as % of Net Assets
Small Cap Growth Fund

Angie’s List, Inc. — Private Shares	Common Stock	9/3/10 - 3/15/11	$7,254,248	$14,950,567	0.87%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 11/23/11	4,543,853	5,344,330	0.31%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 10/28/11	1,335,000	1,669,550	0.10%
Nanosys, Inc., Series D	Preferred Stock	11/8/05	2,000,000	776,271	0.05%
Nanosys, Inc., Series E	Preferred Stock	8/13/10	184,939	184,939	0.01%
NeurogesX, Inc.	Warrants	7/21/11	242,660	242,660	0.01%
Valera Pharmaceuticals, Inc. Ureteral Stent CSR	Rights	2/1/06 - 2/2/06	162,615	—	—
Valera Pharmaceuticals, Inc. VP003 (Octreotide Implant) CSR	Rights	2/1/06 - 2/2/06	243,922	—	—
Zonare Medical Systems, Inc.	Common Stock	6/30/04	1,500,000	247	—

			$17,467,237	$23,168,564	1.35%

Strategic Income Fund

Redcorp Ventures Ltd., 13.00%, 7/11/12	Corporate Bonds	7/5/07	$155,655	$2,112	0.01%
Star Asia Financial Ltd.	Common Stock	2/22/07 - 3/19/10	305,812	266,786	0.60%
Star Asia SPV, LLC	LLC Membership Interest	3/19/10	479,727	124,419	0.28%

			$941,194	$393,317	0.89%

Ultra Growth Fund

Cardica, Inc.	Warrants	9/25/09	$20,625	$145,200	0.09%
Data Sciences International, Inc., Series B	Preferred Stock	1/20/06	475,001	807,502	0.52%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 11/23/11	4,089,467	4,807,536	3.09%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 10/28/11	1,335,000	1,669,550	1.07%
Nanosys, Inc., Series D	Preferred Stock	11/8/05	500,001	194,068	0.13%
Nanosys, Inc., Series E	Preferred Stock	8/13/10	46,235	46,235	0.03%
NeurogesX, Inc.	Warrants	7/21/11	5,451	5,451	—
Ophthonix, Inc.	Common Stock	9/23/05	499,998	504	—
TherOx, Inc., Series I	Preferred Stock	7/7/05	1,000,000	70,732	0.05%
Xtera Communications, Inc.	Common Stock	9/3/03	99,065	914	—
Zonare Medical Systems, Inc.	Common Stock	6/30/04	1,000,000	165	—

			$9,070,843	$7,747,857	4.98%

World Innovators Fund

Cardica, Inc.	Warrants	9/25/09	$8,937	$62,920	0.05%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 11/23/11	454,387	534,433	0.43%
Xtera Communications, Inc.	Common Stock	9/3/03	7,076	65	—

			$470,400	$597,418	0.48%

12. PURCHASE COMMITMENTS

In September 2003, the Small Cap Growth, Ultra Growth and World Innovators Funds entered into subscription agreements to acquire limited partnership interests in Greenspring Global Partners II-B, L.P. The remaining commitment amounts at March 31, 2012 were $400,000, $360,000 and $40,000, respectively. Securities held by the Funds have been designated to meet these purchase commitments.

In December 2005, the Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire limited partnership interests in Greenspring Global Partners III-B, L.P. The remaining commitment amounts at March 31, 2012 were $165,000 per Fund. Securities held by the Funds have been designated to meet these purchase commitments as indicated in the Schedules of Investments.

13. LINE OF CREDIT

The Equity Funds opened two lines of credit totaling $75,000,000, one of which is $25,000,000 uncommitted, and the other of which is $50,000,000 committed, with State Street Bank and Trust Company on June 4, 2007 (together, the “Line”). The Line is for temporary or emergency purposes such as to provide liquidity for shareholder redemptions. The Equity Funds incur commitment fees on the undrawn portion of the committed part of the Line, and interest expense to the extent of amounts drawn (borrowed) under the entire Line. Interest is based on the higher of (a) the Federal Funds rate as in effect on the date of borrowing, plus a margin, or (b) the overnight London Interbank Offered Rate (LIBOR) rate as in effect on the date of borrowing, plus a margin. Commitment fees are pro-rated among the Equity Funds based upon relative average net assets. Interest expense is charged directly to a fund based upon actual amounts borrowed by the Fund.

WASATCH FUNDS — Notes to Financial Statements (continued)

For the period ended March 31, 2012, the following Funds had borrowings:

	Average Daily Borrowings	Number of Days Outstanding	Interest Expense	Weighted Average Annualized Interest Rate	Balance at March 31, 2012
Emerging India Fund	$237,979	22	$167	1.15%
Global Opportunities Fund	3,998,780	50	6,374	1.15%	—
International Growth Fund	3,701,144	93	10,956	1.15%	—
International Opportunities Fund	4,451,737	13	1,852	1.15%	—
Small Cap Growth Fund	2,333,727	9	666	1.14%	—
Ultra Growth Fund	1,259,703	55	2,201	1.14%	—

14. PRINCIPAL RISKS

Market and Credit Risk — In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

Inflation Risk — Inflation risk is the possibility that inflation will reduce the purchasing power of a currency, and subsequently reduce the value of a security or asset, and may result in rising interest rates. Inflation is the overall upward price movement of goods and services in an economy that causes the value of a currency to decline.

Interest Rate Risk — Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. A rise in interest rates typically causes a fall in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities and high for longer-term securities. Generally, an increase in the average maturity of a fund will make it more sensitive to interest rate risk. The interest rate is the amount charged, expressed as a percentage of principal, by a lender to a borrower for the use of assets.

Foreign Currency Risk — If a fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. This also includes the risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments.

Region Risk — The Funds invest in equity and fixed income securities of non-U.S. issuers. Although the Funds maintain diversified investment portfolios, political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. These risks are exaggerated for securities of issuers tied economically to emerging and frontier market countries. Additionally, political or economic developments may have an adverse effect on the liquidity and volatility of portfolio securities and currency holdings.

Shareholder Concentration Risk — A significant portion of the net assets of the International Opportunities Fund is owned by a group of shareholders advised by a common investment advisor. If this group of shareholders simultaneously redeems on the advice of their investment advisor, Fund expenses may increase and performance may be materially affected. However, the Advisor has contractually agreed to waive its fees and/or reimburse the International Opportunities Fund should its operating expenses exceed 2.25% through at least January 31, 2013.

15. SECURITIES VALUATION

Equity securities (common and preferred stock) — Securities are valued as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities are valued using a commercial pricing service at the last quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on NASDAQ, such securities are valued using the NASDAQ Official Closing Price (“NOCP”) or last sales price if no NOCP is available. If there are no sales on the primary exchange or market on a given day, then the security is valued at the most recent bid price on the primary exchange or market as provided by a pricing service. In some instances, particularly on foreign exchanges, an official close or evaluated price may be used if the pricing service is unable to provide the last trade or most recent bid price. To the extent that these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy (see Note 16). Additionally, a Fund’s investments are valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the Fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and

MARCH 31, 2012

major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee determines the fair value of affected securities by considering factors including, but not limited to: index options and futures traded subsequent to the close; American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as Standard & Poor’s Depositary Receipts (“SPDRs”) and other exchange traded funds (“ETFs”); and alternative market quotes on the affected securities. When applicable, the Funds use a systematic fair valuation model provided by an independent third party to assist in adjusting the valuation of foreign securities. When a Fund uses this fair value pricing method, the values assigned to the Fund’s foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges and the securities are categorized in level 2 of the fair value hierarchy. These valuation procedures generally apply equally to long or short equity positions in a Fund. However, if there are no sales on the primary exchange or market on a given day for a short equity position, then the security is valued at the most recent ask price on the primary exchange or market as provided by a pricing service.

Corporate debt securities — Investments are valued at current market value by a commercial pricing service, or by using the last sale or bid price based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most corporate bonds are categorized in level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as level 3.

Short-term notes — Investments maturing in 60 days or less at the time of purchase, are generally valued at amortized cost, unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked-to-market. To the extent the inputs are observable and timely, the values would be categorized in level 2 of the fair value hierarchy.

Asset-backed securities — Investments are priced using the closing bid as supplied by a commercial pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications, new issue data, monthly payment information and collateral performance. Although most asset-backed securities are categorized in level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as level 3.

U.S. government issuers — Investments are priced using the closing bid as supplied by a commercial pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most U.S. government bonds are categorized in level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as level 3.

Derivative instruments — Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy. Exchange-traded options are valued at the last sale price in the market where they are principally traded. If there are no sales on the primary exchange or market on a given day, then the option is valued at the most recent bid price on the primary exchange or market as provided by a pricing service.

Restricted securities — If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments are valued at fair value in accordance with Board-approved Pricing Policies and Procedures by the Joint Pricing Committee of the Advisor and the Funds (“Pricing Committee”) with oversight by the Board of Trustees. Fair value is defined as the price that would be received upon the sale of an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date under current market conditions. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, and other relevant factors. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy.

As of March 31, 2012, the aggregate amount of fair valued securities, excluding any foreign securities fair valued pursuant to a systematic fair valuation model, as a percentage of net assets for the Funds was as follows:

Core Growth Fund	—
Emerging India Fund	—
Emerging Markets Small Cap Fund	5.44%
Frontier Emerging Small Countries Fund	4.83%
Global Opportunities Fund	0.02%
Heritage Growth Fund	—
International Growth Fund	2.37%
International Opportunities Fund	2.15%
Large Cap Value Fund	—
Long/Short Fund	—
Micro Cap Fund	0.11%
Micro Cap Value Fund	2.56%
Small Cap Growth Fund	1.35%

WASATCH FUNDS — Notes to Financial Statements (continued)

Small Cap Value Fund	—
Strategic Income Fund	0.29%
Ultra Growth Fund	4.98%
World Innovators Fund	0.48%
Income Fund	0.44%
U.S. Treasury Fund	—

16. FAIR VALUE MEASUREMENTS

The Funds use various methods to measure the fair value of most of their investments on a recurring basis. U.S. GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
•

Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. The inputs may include quoted prices for the identical investment on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether a security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

The following is a summary of the fair valuations according to the inputs used as of March 31, 2012 in valuing the Funds’ assets and liabilities:

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/12
Core Growth Fund
Assets
Common Stocks		$497,231,902	$—	$—	$497,231,902
Preferred Stocks		4,259,228	—	—	4,259,228
Short-Term Investments		—	37,636,432	—	37,636,432

		$501,491,130	$37,636,432	$—	$539,127,562

Emerging India Fund
Assets
Common Stocks		$12,886,921	$—	$—	$12,886,921
Short-Term Investments		—	468,757	—	468,757

		$12,886,921	$468,757	$—	$13,355,678

Emerging Markets Small Cap Fund
Assets
Common Stocks	Building Products	$—	$27,700,692	$—	$27,700,692
	Computer & Electronics Retail	—	12,663,604	—	12,663,604
	Hypermarkets & Super Centers	24,622,808	26,898,097	—	51,520,905
	Other	1,093,897,881	—	—	1,093,897,881
Preferred Stocks		29,227,254	—	—	29,227,254
Short-Term Investments		—	35,483,088	—	35,483,088

		$1,147,747,943	$102,745,481	$—	$1,250,493,424

MARCH 31, 2012

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/12
Frontier Emerging Small Countries Fund
Assets
Common Stocks
	Building Products	$46,310	$46,959	$—	$93,269
	Construction Materials	—	50,233	—	50,233
	Food Retail	243,518	155,918	—	399,436
	Footwear	161,866	9,732	—	171,598
	Household Products	273,327	8,402	—	281,729
	Restaurants	137,581	69,034	—	206,615
	Other	4,945,792	—	—	4,945,792
Short-Term Investments		—	1,083,788	—	1,083,788

		$5,808,394	$1,424,066	$—	$7,232,460

Global Opportunities Fund
Assets
Common Stocks		$152,528,531	$—	$—	$152,528,531
Warrants		8,937	—	35,200	44,137
Short-Term Investments		—	1,682,252	—	1,682,252

		$152,537,468	$1,682,252	$35,200	$154,254,920

Heritage Growth Fund
Assets
Common Stocks		$98,522,945	$—	$—	$98,522,945
Short-Term Investments		—	9,129,952	—	9,129,952

		$98,522,945	$9,129,952	$—	$107,652,897

International Growth Fund
Assets
Common Stocks	Food Retail	$3,871,365	$3,571,183	$—	$7,442,548
	Hypermarkets & Super Centers	—	4,288,773	—	4,288,773
	Other	301,702,146	—	—	301,702,146
Preferred Stocks		4,677,069	—	—	4,677,069
Short-Term Investments		—	13,964,975	—	13,964,975

		$310,250,580	$21,824,931	$—	$332,075,511

International Opportunities Fund
Assets
Common Stocks	Building Products	$—	$1,726,957	$—	$1,726,957
	Construction Materials	—	1,327,006	—	1,327,006
	Industrial Machinery	4,128,981	977,528	—	5,106,509
	Other	168,167,256	—	—	168,167,256
Short-Term Investments		—	11,599,983	—	11,599,983

		$172,296,237	$15,631,474	$—	$187,927,711

Large Cap Value Fund
Assets
Common Stocks		$1,608,853,323	$—	$—	$1,608,853,323
Short-Term Investments		—	56,390,424	—	56,390,424

		$1,608,853,323	$56,390,424	$—	$1,665,243,747

Long/Short Fund
Assets
Common Stocks		$922,237,210	$—	$—	$922,237,210
Preferred Stocks		2,820,375	—	—	2,820,375
Short-Term Investments		—	242,749,416	—	242,749,416

		$925,057,585	$242,749,416	$—	$1,167,807,001

Liabilities
Equity Contracts		$(2,898,141)	$—	$—	$(2,898,141)
Securities Sold Short		(124,827,810)	—	—	(124,827,810)

		$(127,725,951)	$—	$—	$(127,725,951)

WASATCH FUNDS — Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/12
Micro Cap Fund
Assets
Common Stocks	Specialized Finance	$—	$—	$23,562	$23,562
	Other	295,467,252	—	—	295,467,252
Preferred Stocks		2,320,570	—	—	2,320,570
Warrants		—	18,169	285,011	303,180
Short-Term Investments		—	8,643,950	—	8,643,950

		$297,787,822	$8,662,119	$308,573	$306,758,514

Micro Cap Value Fund
Assets
Common Stocks	Construction Materials	$1,539,424	$1,384,279	$—	$2,923,703
	Diversified Banks	2,096,575	—	172,779	2,269,354
	Home Improvement Retail	1,575,778	1,835,981	—	3,411,759
	Specialized Finance	—	—	6,411	6,411
	Other	141,695,034	—	—	141,695,034
Preferred Stocks	Pharmaceuticals	—	—	312,628	312,628
	Other	1,238,908	—	—	1,238,908
Limited Partnership Interest		1,126,408	—	—	1,126,408
Warrants		—	6,250	97,821	104,071
Short-Term Investments		—	5,414,139	—	5,414,139

		$149,272,127	$8,640,649	$589,639	$158,502,415

Liabilities
Foreign Currency Exchange Contracts		$—	$(52,119)	$—	$(52,119)

		$—	$(52,119)	$—	$(52,119)

Small Cap Growth Fund
Assets
Common Stocks	Health Care Equipment	$21,078,250	$—	$247	$21,078,497
	Internet Software & Services	69,432,542	—	14,950,567	84,383,109
	Other	1,493,256,934	—	—	1,493,256,934
Preferred Stocks		—	—	961,210	961,210
Limited Partnership Interest		—	—	7,013,880	7,013,880
Warrants		—	242,660	—	242,660
Rights		—	—	—	—
Short-Term Investments		—	94,503,832	—	94,503,832

		$1,583,767,726	$94,746,492	$22,925,904	$1,701,440,122

Small Cap Value Fund
Assets
Common Stocks		$180,829,336	$—	$—	$180,829,336
Short-Term Investments		—	9,972,865	—	9,972,865

		$180,829,336	$9,972,865	$—	$190,802,201

Strategic Income Fund
Assets
Common Stocks	Diversified REITs	$—	$266,786	$—	$266,786
	Other	33,297,406	—	—	33,297,406
Limited Liability Company Membership Interest		2,809,861	—	124,419	2,934,280
Corporate Bonds		—	—	2,112	2,112
Mutual Funds		263,484	—	—	263,484
Short-Term Investments		—	7,278,946	—	7,278,946

		$36,370,751	$7,545,732	$126,531	$44,043,014

MARCH 31, 2012

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 3/31/12
Ultra Growth Fund
Assets
Common Stocks	Health Care Equipment	$6,504,485	$—	$165	$6,504,650
	Internet Software & Services	9,929,438	—	914	9,930,352
	Personal Products	—	—	504	504
	Other	130,711,111	—	—	130,711,111
	Biotechnology	—	—	240,303	240,303
Preferred Stocks	Health Care Technology	—	—	878,234	878,234
Limited Partnership Interest		—	—	6,477,086	6,477,086
Warrants		—	5,451	145,200	150,651
Short-Term Investments		—	872,599	—	872,599

		$147,145,034	$878,050	$7,742,406	$155,765,490

World Innovators Fund
Assets
Common Stocks	Internet Software & Services	$13,613,623	$—	$65	$13,613,688
	Other	88,709,714	—	—	88,709,714
Preferred Stocks		2,049,997	—	—	2,049,997
Limited Partnership Interest		—	—	534,433	534,433
Warrants		—	—	62,920	62,920
Short-Term Investments		—	20,766,789	—	20,766,789

		$104,373,334	$20,766,789	$597,418	$125,737,541

Income Fund
Assets
Asset Backed Securities		$—	$4,192,694	$—	$4,192,694
Collateralized Mortgage Obligations		—	30,786,405	—	30,786,405
Corporate Bonds		—	54,836,588	—	54,836,588
Municipal Bonds		—	1,925,835	—	1,925,835
Mutual Funds		759,257	—	—	759,257
Exchange Traded Funds		694,200	—	—	694,200
U.S. Government Agency Securities		—	30,861,779	635,170	31,496,949
U.S. Treasury Inflation Protected Bonds		—	2,897,569	—	2,897,569
U.S. Treasury Notes		—	13,454,294	—	13,454,294
Preferred Stocks		1,687,565	—	—	1,687,565
Short-Term Investments		—	1,086,079	—	1,086,079

		$3,141,022	$140,041,243	$635,170	$143,817,435

U.S. Treasury Fund
Assets
U.S. Government Obligations		$—	$226,162,763	$—	$226,162,763
Short-Term Investments		—	4,305,896	—	4,305,896

		$—	$230,468,659	$—	$230,468,659

The valuation techniques used by the Funds to measure fair value for the period ended March 31, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs.

There were significant transfers between level 1 and level 2 due to fair valuation in certain foreign markets.

WASATCH FUNDS — Notes to Financial Statements (continued)

The following is a reconciliation of the fair valuations using significant unobservable inputs (level 3) for the Funds during the period ended March 31, 2012:

Fund	Market Value Beginning Balance 9/30/2011	Purchases at Cost	Sales (Proceeds)	Accrued Discounts (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in at Market Value	Transfers out at Market Value	Market Value Ending Balance 3/31/2012	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 3/31/2012
Global Opportunities Fund
Warrants	$27,200	$—	$—	$—	$—	$8,000	$—	$—	$35,200	$8,000

Micro Cap Fund
Common Stocks	55,440	—	—	—	—	(31,878)	—	—	23,562	(31,878)
Warrants	220,511	—	—	—	—	64,500	—	—	285,011	64,500

	275,951	—	—	—	—	32,622	—	—	308,573	32,622

Micro Cap Value Fund
Common Stocks	200,085	—	—	—	—	(20,895)	—	—	179,190	(20,895)
Preferred Stocks	249,997	—	—	—	—	62,631	—	—	312,628	62,631
Warrants	75,721	—	—	—	—	22,100	—	—	97,821	22,100

	525,803	—	—	—	—	63,836	—	—	589,639	63,836

Small Cap Growth Fund
Common Stocks	247	7,254,247	—	—	—	7,696,320	—	—	14,950,814	7,696,320
Preferred Stocks	8,424,480	—	(7,254,247)	—	—	(209,023)	—	—	961,210	—
Limited Partnership Interest	6,271,172	160,000	—	—	—	582,708	—	—	7,013,880	582,708

	14,695,899	7,414,247	(7,254,247)	—	—	8,070,005	—	—	22,925,904	8,279,028

Strategic Income Fund
Limited Liability Company Membership Interest	154,558	—	(30,139)	—	—	—	—	—	124,419	—
Corporate Bonds	5,054	—	(2,886)	(100)	681	(637)	—	—	2,112	(2,872)

	159,612	—	(33,025)	(100)	681	(637)	—	—	126,531	(2,872)

Ultra Growth Fund
Common Stocks	1,583	—	—	—	—	—	—	—	1,583	—
Preferred Stocks	1,255,122	—	—	—	—	(136,585)	—	—	1,118,537	(136,585)
Limited Partnership Interest	5,786,902	150,000	—	—	—	540,184	—	—	6,477,086	540,184
Warrants	112,200	—	—	—	—	33,000	—	—	145,200	33,000

	7,155,807	150,000	—	—	—	436,599	—	—	7,742,406	436,599

World Innovators Fund
Common Stocks	65	—	—	—	—	—	—	—	65	—
Limited Partnership Interest	484,252	10,000	—	—	—	40,181	—	—	534,433	40,181
Warrants	48,620	—	—	—	—	14,300	—	—	62,920	14,300

	532,937	10,000	—	—	—	54,481	—	—	597,418	54,481

Income Fund
U.S. Government Agency Securities	$674,288	$—	$(41,920)	$(808)	$(1,397)	$5,007	$—	$—	$635,170	$6,374

MARCH 31, 2012

17. FAIR VALUE OF DERIVATIVE INSTRUMENTS*

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure:

WASATCH CORE GROWTH FUND

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain on options written	$—	$—	$—	$178,735	$—	$178,735

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	$—	$—	$—	$(56,235)	$—	$(56,235)

WASATCH LONG/SHORT FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Liabilities Derivatives
Call options written at value	$—	$—	$—	$2,898,141	$—	$2,898,141

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain on options written	$—	$—	$—	$15,796,445	$—	$15,796,445

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	$—	$—	$—	$(3,996,882)	$—	$(3,996,882)

WASATCH MICRO CAP VALUE FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2012:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Liabilities Derivatives
Unrealized depreciation on foreign currency exchange contracts	$—	$52,119	$—	$—	$—	$52,119

WASATCH FUNDS — Notes to Financial Statements (continued)	MARCH 31, 2012

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain (loss) on investments and foreign currency translations	$—	$349,207	$—	$—	$—	$349,207
Net realized gain on options written	—	—	—	1,277,422	—	1,277,422

	$—	$349,207	$—	$1,277,422	$—	$1,626,629

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	$—	$(290,790)	$—	$(370,206)	$—	$(660,996)

WASATCH WORLD INNOVATORS FUND

The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended March 31, 2012:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain (loss) on investments and foreign currency translations	$—	$—	$—	$(7,511)	$—	$(7,511)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	$—	$—	$—	$24,057	$—	$24,057

*	See Note 4 — Financial Derivative Instruments for additional information.

For the period ended March 31, 2012, the average monthly balance of outstanding derivative financial instruments was as follows:

	Core Growth Fund	Long/Short Fund	Micro Cap Value Fund	World Innovators Fund
Forward currency contracts:
Average number of contracts — U.S. dollars purchased	—	—	1	—
Average U.S. dollar amounts purchased	$—	$—	$4,835,395	$—
Option contracts:
Average number of put contracts purchased	—	—	—	150
Average number of call contracts purchased	—	—	—	25
Average number of call contracts written	167	31,548	1,446	—
Average value of put contracts purchased	$—	$—	$—	$567
Average value of call contracts purchased	$—	$—	$—	$25,113
Average value of call contracts written	$14,167	$8,143,701	$396,223	$—

18. SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events and has determined that there are no additional events that would require adjustment to or additional disclosure in the Funds’ financial statements.

WASATCH FUNDS — Supplemental Information	MARCH 31, 2012 (UNAUDITED)

MANAGEMENT OF THE COMPANY

Management Information. The business affairs of Wasatch Funds are supervised by its Board of Trustees. The Board consists of four trustees who are elected and serve until their successors are elected and qualified.

The trustees and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees during Past 5 Years[2]
Independent Trustees

James U. Jensen, J.D., MBA 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 67	Trustee and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Trustee since 1986	Chief Executive Officer of Clearwater Law & Governance Group (an operating law firm board governance consulting company) April 2008 to present; Co-Founder and Chairman of the Board of Intelisum, Inc. (a company pursuing computer and measurement technology and products) 2001 - 2008; Consultant on corporate growth and technology transfer since 2004; Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	19	Director and Board Chairman of Bayhill Capital Corporation (telephone communications) since December 2007.

William R. Swinyard, Ph.D. 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 71	Trustee and Chairman of the Audit Committee	Indefinite Served as Chairman of the Audit Committee since 2004 and Trustee since 1986	Retired Professor of Business Management and Holder of the Fred G. Meyer Chair of Marketing (Emeritus), Brigham Young University, from 1978 to 2007.	19	None

D. James Croft, Ph.D. 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 70	Trustee	Indefinite Served as Trustee since 2005	Consultant to the mortgage industry on issues of mortgage quality, identification of mortgage fraud, strategic planning and client development since 2004; Founder & Executive Director, Mortgage Asset Research Institute, from 1990 to 2004.	19	None

Miriam M. Allison[3] 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 64	Trustee	Indefinite Served as Trustee since 2010	Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc.	19	Director, Northwestern Mutual Series Fund, Inc. (28 portfolios) since 2006.

Interested Trustee

Samuel S. Stewart, Jr., Ph.D. CFA[4] 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 69	President and Trustee	Indefinite Served as President and Trustee since 1986	Chairman of the Board for the Advisor since 1975; Chief Investment Officer of the Advisor from 2004 to June 2009; Director of Research of the Advisor from 1975 to 2004; Chairman of the Board of Wasatch Funds from 1986 to 2004.	19	None

[1]

A Trustee may serve until his/her death, resignation, removal or retirement. Each Independent Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

[2]

Directorships are those held by a Trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

[3]	Ms. Allison previously owned shares of UMB Financial Corp., the parent company of UMB Fund Services, Inc., the Funds’ transfer agent. Ms. Allison no longer owns such shares.

[4]	Dr. Stewart is an Interested Trustee because he serves as the Chairman of the Board of the Advisor.

WASATCH FUNDS — Supplemental Information (continued)

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers

Daniel D. Thurber 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 42	Vice President	Indefinite Served as Vice President since February 2007	General Counsel, Chief Compliance Officer and Director of Compliance for the Advisor since 2006; Chief Compliance Officer and Secretary for Wasatch Funds from May 2006 to February 2007.

Russell L. Biles 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 44	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007; Secretary for Wasatch Funds since November 2008; Counsel for the Advisor since October 2006; Senior Compliance Administrator for the Advisor from October 2005 to October 2006.

Cindy B. Firestone CPA 150 Social Hall Ave. 4th Floor Salt Lake City, UT 84111 Age 54	Treasurer	Indefinite Served as Treasurer since May 2009	Treasurer for Wasatch Funds since May 2009; Assistant Treasurer for Wasatch Funds from November 2008 to May 2009; Internal Auditor for the Advisor from December 2002 to August 2011.

Additional information about the Funds’ trustees is provided in the Statement of Additional Information and is available without charge, upon request, by calling 800.551.1700.

MARCH 31, 2012 (UNAUDITED)

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Wasatch Advisors uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information which is available without charge, upon request, on the Funds’ website at www.wasatchfunds.com or by calling 800.551.1700 and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Wasatch Funds’ proxy voting record is available on the Funds’ website at www.wasatchfunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N-Q

The Funds file their complete schedules of investments with the SEC for their first and third fiscal quarters of each fiscal year, commencing with the quarter ended December 31, 2004, on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov, and may be viewed at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330).

BOARD CONSIDERATIONS FOR ADVISORY AGREEMENTS

At a meeting held on November 9, 2011 (the “Meeting”), the Board of Trustees (the “Board”) of Wasatch Funds Trust (the “Trust”), including the Independent Trustees, unanimously approved the Advisory and Service Contract (the “Advisory Agreement”) between the Trust and Wasatch Advisors, Inc. (the “Advisor”) on behalf of each series of the Trust (other than the Wasatch Emerging India Fund and the Wasatch Frontier Emerging Small Countries Fund) (each a “Fund”); the sub-advisory agreement between the Advisor and Hoisington Investment Management Company (“HIMCO”) on behalf of the Wasatch-Hoisington U.S. Treasury Fund (the “U.S. Treasury Fund”); and the sub-advisory agreement between the Advisor and 1st Source Corporation Investment Advisors, Inc. (“1st Source”) on behalf of the Wasatch-1st Source Income Fund (the “Income Fund”) (the foregoing sub-advisory agreements are each a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements,” and HIMCO and 1st Source are each a “Sub-Advisor”). The Board, including a majority of the Independent Trustees, unanimously approved the advisory and service contract between the Trust and the Advisor on behalf of the Wasatch Emerging India Fund at a meeting held on February 14-15, 2011 and such advisory agreement was not up for renewal at the Meeting. The Board, including a majority of the Independent Trustees, also unanimously approved the Advisory and Service Contract between the Trust and the Advisor on behalf of the Wasatch Frontier Emerging Small Countries Fund and the Board’s considerations are set forth below.

In preparation for their role in the evaluation of the Advisory Agreement, the Sub-Advisory Agreement between the Advisor and HIMCO on behalf of the U.S. Treasury Fund and the Sub-Advisory Agreement between the Advisor and 1st Source on behalf of the Income Fund, the Independent Trustees met in executive sessions on November 1, 2011 and November 8, 2011. In addition to the executive sessions, the Independent Trustees also met at their quarterly meetings as well as at other times between the quarterly meetings with management. In evaluating the Advisory Agreement and Sub-Advisory Agreements, the Independent Trustees took into account the information provided and the knowledge gained from these meetings. At their regular Board meetings and executive sessions, the Independent Trustees were joined by independent legal counsel. In advance of the November meetings, the Board and independent legal counsel received materials and other information which outlined, among other things:

•	the terms and conditions of the Advisory Agreement and Sub-Advisory Agreements, including the nature, extent and quality of services provided by the Advisor and each Sub-Advisor;
•	the organization and business operations of the Advisor and Sub-Advisors, including the experience of persons who have managed and who will manage each respective Fund;
•	the profitability of the Advisor from serving as advisor to each respective Fund (plus profitability analysis for advisors to unaffiliated investment companies);
•

the management fees of the Advisor, including comparisons of such fees with the management fees of comparable, unaffiliated funds prepared by an independent third party and the Advisor’s fees for other clients;

•	the sub-advisory fees of each Sub-Advisor with respect to the U.S. Treasury Fund and Income Fund (including the respective Sub-Advisor’s fee schedule for other clients);
•	the expenses of each Fund, including comparisons with the expense ratios of comparable, unaffiliated funds compiled by an independent third party; and
•	each respective Fund’s past performance plus such Fund’s performance compared to other unaffiliated funds compiled by independent third parties and with recognized benchmarks.

As the Independent Trustees reviewed the materials, they also requested in writing (through their independent legal counsel) and received supplemental information and responses to various questions. In addition to the material provided by the Advisor, the Independent Trustees also received from independent counsel a legal memorandum outlining, among other things, the duties of the Independent Trustees under the Investment Company Act of 1940 (the “1940 Act”), as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an advisor’s fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of trustees have fulfilled their duties and factors to be considered by the Board in voting on advisory agreements.

WASATCH FUNDS — Supplemental Information (continued)

During the executive sessions noted above, the Independent Trustees met with independent legal counsel to discuss, among other things, the Advisory and Sub-Advisory Agreements, the information provided, and the Independent Trustees’ duties in reviewing and approving advisory contracts. The Independent Trustees, in consultation with independent counsel, also reviewed the factors set out in judicial decisions and Securities and Exchange Commission (“SEC”) directives relating to the approval of advisory contracts. The information provided for the Meeting supplements the information the Board receives throughout the year regarding the Funds’ performance, expense ratios, portfolio composition, trade execution and sales activity. The Independent Trustees considered the legal advice provided by legal counsel and the materials provided, and relied upon their own business judgment and the knowledge they gained from their meetings and other interactions throughout the year of the Funds, the Advisor, the Sub-Advisors and the services they provided in determining the factors to be considered and the weight to be given to such factors in evaluating advisory agreements. Each Independent Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreement and applicable Sub-Advisory Agreement. The Independent Trustees did not identify any single factor as all-important or controlling. The Independent Trustees’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	NATURE, EXTENT AND QUALITY OF SERVICES

In evaluating the nature, extent and quality of the Advisor’s and Sub-Advisors’ services, the Independent Trustees reviewed information concerning the types of services (advisory and non-advisory or administrative services) that the Advisor and Sub-Advisors provide to the applicable Fund; the performance record of the applicable Fund; and information describing the Advisor’s and Sub-Advisors’ organization and business. In connection with their service as Independent Trustees of the Trust, the Independent Trustees also periodically have met with the Advisor’s and Sub-Advisors’ personnel and have evaluated their professional experience, qualifications and credentials as well as their investment approach and research process. The Independent Trustees considered the compensation arrangements of portfolio managers to evaluate the ability of the Advisor to attract and retain high quality investment personnel, preserve stability, and reward performance without providing an incentive for taking undue risks.

In addition to the foregoing, in light of the regulatory emphasis on compliance, in reviewing the services that have been provided to each Fund, the Independent Trustees also considered the Advisor’s and Sub-Advisors’ compliance and regulatory history.

In their review of services, the Independent Trustees also evaluated the quality of administrative or non-advisory services provided. The terms of the Advisory Agreement provide that the Advisor shall administer the Trust’s affairs to the extent requested by and subject to the supervision of the Board for the period and terms of the contract. In this regard, the Advisor provides business, administrative, compliance, marketing and other services required to operate the Funds, such as assistance with preparation and filing of regulatory and tax reports, preparation and distribution of prospectuses and shareholder reports, provision of information to Fund trustees, analysis to ensure compliance with federal and state laws and regulations, valuation of portfolio securities, and oversight of the performance of the Funds’ service providers (e.g., administrator, fund accountant, transfer agent and custodian). The Advisor also pays for office space and facilities for each Fund.

With respect to the Sub-Advisors, it was noted that the Sub-Advisory Agreements are essentially agreements for portfolio management services only and the Sub-Advisors were not expected to supply other significant administrative services. The Trustees further noted that the Advisor, based on its evaluation of the Sub-Advisors, recommended the renewal of each Sub-Advisory Agreement.

Based on their review, the Independent Trustees found that, overall, the nature, extent and quality of services provided under the Advisory Agreement and the Sub-Advisory Agreements were satisfactory on behalf of each applicable Fund.

B.	THE INVESTMENT PERFORMANCE OF THE FUNDS

In evaluating each Fund’s performance, the Trustees reviewed both short-term and long-term performance of each Fund relative to its peer group and relevant benchmarks. More specifically, the Independent Trustees reviewed, among other things, a report prepared by an unaffiliated third party comparing the respective Fund’s total return for the one-, two-, three-, four-, five-, and 10-year periods ended August 31, 2011 (or for the periods available for Funds that did not exist for part of the foregoing timeframes) compared to the performance of unaffiliated funds with similar investment objectives or classifications (a “Peer Group”) and a benchmark assigned by the unaffiliated third party (the “Benchmark”) for the prescribed periods. The Independent Trustees also reviewed materials reflecting the respective Fund’s historic performance for the quarter, one-, three-, five-, and 10-year periods ended September 30, 2011 (or for the periods available for Funds that did not exist for part of the foregoing timeframes together with the average annual return since inception for Funds with a shorter duration) compared to its respective benchmarks and unaffiliated funds in its investment category. In addition, the Independent Trustees received analyst reports prepared by a second unaffiliated party for the following Funds: Core Growth Fund, Emerging Markets Small Cap Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund, Large Cap Value Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund and Ultra Growth Fund. This information supplemented the performance information provided to the Board at each of its quarterly meetings as well as at other meetings or executive sessions during the year. Further, the Independent Trustees also recognized the limitations on some of the usefulness of the performance

MARCH 31, 2012 (UNAUDITED)

comparison information as the closest Peer Group for a Fund may not adequately reflect the Wasatch Fund’s investment strategies and may be invested in sectors or industries in which the applicable Fund has limited or no exposure, including the Micro Cap Fund and Micro Cap Value Fund (collectively, the “Micro Cap Funds”). As the Peer Group assigned to the Micro Cap Funds appears to generally focus on companies with larger market capitalizations than those sought by the Micro Cap Funds, the Independent Trustees also reviewed the Micro Cap Funds’ performance compared to a custom peer group provided by the Advisor. In reviewing the performance information, the Independent Trustees recognized that the snapshot of performance information may differ significantly based on the time period being measured. Further, the Independent Trustees recognized that the investment experience of a particular shareholder in the Wasatch Funds will vary depending on when such shareholder invests in the applicable Fund and the performance of that Fund during the shareholder’s investment period. Based on their review of performance, the Independent Board Members determined the following:

The Emerging Markets Small Cap Fund and U.S. Treasury Fund have had generally favorable performance, outperforming their respective Benchmark for the one-, two- and three-year periods ended August 31, 2011. The performance of the Core Growth Fund and Small Cap Growth Fund over time has been generally favorable. They have outperformed their respective Benchmark in each of the last five years ended August 31, 2011 and for the 10-year period ended August 31, 2011. Although the Global Opportunities Fund has been operating for only two years, the Fund has had favorable performance, outperforming its Benchmark for the one- and two-year periods ended August 31, 2011. The World Innovators Fund has had generally favorable performance, outperforming its Benchmark in the last four years ended August 31, 2011. The Heritage Growth Fund, International Growth Fund, Long/Short Fund and Strategic Income Fund similarly have had generally favorable performance over time. These Funds have outperformed their respective Benchmark for each of the last five years ended August 31, 2011. The International Opportunities Fund also has had generally favorable performance, outperforming its Benchmark for each of the last five-years ended August 31, 2011, except for the most recent one-year period ended August 31, 2011.

The Independent Trustees further noted that the investment performance over time of the following Funds also has been satisfactory. In this regard, the Independent Trustees noted that although the Micro Cap Value Fund underperformed its Benchmark for the one- and two-year periods ended August 31, 2011, the Fund outperformed its Benchmark in the longer three-, four- and five-year periods. Although the Micro Cap Fund outperformed its Benchmark over the 10-year period, the Fund has underperformed its Benchmark in more recent periods. As noted above, the Board, however, recognized some of the limitations of the Peer Group for the Micro Cap Funds and that the performance of the Micro Cap Fund was more favorable when compared to the custom peer group of other micro cap funds. Although the Small Cap Value Fund has underperformed its Benchmark in recent years, the Fund has improved its performance outperforming its Benchmark for the one-year period ended August 31, 2011. The Ultra Growth Fund has had some mixed results during its tenure. However, the Fund outperformed its Benchmark in the two-, three-, and 10-year periods ended August 31, 2011. The Income Fund’s performance has been satisfactory, providing performance generally comparable to its Benchmark during the last five years and the 10-year period ended August 31, 2011. Although the Large Cap Value Fund underperformed its Benchmark for the one-, two- and three-year periods ended August 31, 2011, the Large Cap Value Fund has outperformed its Benchmark over the longer periods.

C.	FEES, EXPENSES AND PROFITABILITY

1.	Fees and Expenses

The Independent Trustees considered the fees of the Advisor and Sub-Advisors. In their evaluation of fees and expenses, the Independent Trustees reviewed the Advisor’s management fees and expense ratios for each Fund in absolute terms as well as with comparisons of fees and expenses of funds with similar objectives. In this regard, the Independent Trustees reviewed and considered, among other things, comparisons of each respective Fund’s actual management fees, total expenses (including and excluding 12b-1/non-12b-1 service fees), and non-management expenses (such as transfer agency, custodian, administrative and accounting fees) with those of unaffiliated funds in its Peer Group, compiled by an independent third party. In addition, with respect to the Micro Cap Funds, the Independent Trustees also reviewed comparisons of the respective Fund’s management fee and net expense ratio with those of a custom peer group provided by the Advisor. In reviewing fees, the Independent Trustees also considered the expense limitation agreement provided by the Advisor for the Funds, the amounts the Advisor has reimbursed to the Funds for the last three fiscal years (if any) and any proposed changes to the expense limitation agreement (as described below). In their evaluation of the fees, the Independent Trustees considered, but were not limited to, the following factors:

With respect to the Micro Cap Fund, Micro Cap Value Fund and Small Cap Value Fund, such Funds had advisory fees and expense ratios above the median of their Peer Group. Although the advisory fee of the Small Cap Growth Fund was also above the median of its Peer Group, its total expense ratio was equal to the median. In evaluating the fees for these Funds, the Independent Trustees considered, among other things, the nature of the asset class (small- or mid-cap), the Advisor’s expertise in the asset class, the due diligence needed to evaluate smaller companies and the capacity constraints of the asset class. In their considerations, the Independent Trustees recognized the Advisor’s expertise in the small cap and micro cap arena and the research intensive approach the Advisor follows in evaluating companies in this category and the related costs incurred. The Independent Trustees also considered the

WASATCH FUNDS — Supplemental Information (continued)

inherent capacity constraints with small cap and micro cap investing which, in turn, limits the revenue potential from these Funds for the Advisor. More specifically, the Independent Trustees recognized that it is difficult to replicate the performance of small cap and micro cap funds at higher asset levels. Accordingly, the Advisor has continued its strategy to close Funds to new and/or existing investors as necessary to limit asset size and protect shareholder performance and the integrity of a Fund’s investment strategy. The Funds that have been closed to new and sometimes existing investors from time to time in the past include: the Core Growth Fund, International Growth Fund, International Opportunities Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Ultra Growth Fund and World Innovators Fund. The Independent Trustees seek to encourage the Advisor’s practice of closing Funds when necessary or appropriate to maintain or enhance performance. However, the Independent Trustees recognized that this practice also limits the Advisor’s ability to earn fees on a larger asset base and exposes the Advisor to reduced revenues from asset outflows if a Fund is closed to, or otherwise limits, new investments. In addition to the foregoing, the Trustees also considered the Funds’ performance as described above when evaluating fees. The Independent Trustees also noted that the Advisor has agreed to reduce the advisory fee of the Small Cap Value Fund to 1.00% of average daily net assets as well as to reduce the expense cap to 1.50% of average daily net assets (subject to certain limitations). Given the foregoing factors, among others, the Independent Trustees determined the advisory fees for the foregoing Funds were acceptable.

With respect to the Emerging Markets Small Cap Fund, Global Opportunities Fund, International Growth Fund, and International Opportunities Fund, the Independent Trustees noted that the advisory fees and expense ratios were above the median of their respective Peer Group. As with the above Funds, the Independent Trustees considered any capacity constraints of these Funds which limit their asset size. The Independent Trustees also noted that the international aspect of these Funds adds an additional cost to the Advisor’s research-intensive investment program to cover an international landscape. In addition, the Independent Trustees recognized, as noted above, the generally favorable performance of the Funds, as described above. Given the foregoing factors, among others, the Independent Trustees determined the advisory fees for the foregoing Funds were acceptable.

With respect to the Core Growth Fund, the Independent Trustees noted the advisory fee was slightly above, but the total expense ratio was below the median for its Peer Group. The Trustees also considered the capacity constraints of the Fund, the research-intensive approach of the Advisor, and the performance of the Fund. Given the foregoing factors, among others, the Independent Trustees determined that the advisory fee for the foregoing Fund was acceptable.

With respect to the Heritage Growth Fund and Strategic Income Fund, the Independent Trustees noted that the advisory fees and expense ratios of these Funds were below the median of their respective Peer Group. With respect to the Long/Short Fund and Income Fund the Independent

Trustees noted that the advisory fee was above the median of their respective Peer Group, but the total expense ratio was below the median. Given their investment strategies, these Funds are also generally not subject to capacity constraints limiting the assets size of the Funds upon which advisory fees are calculated. Further, the Independent Trustees considered the Funds’ performance as outlined above. Given the foregoing factors, among others, the Independent Trustees determined that the advisory fees for the foregoing Funds were acceptable.

With respect to the Ultra Growth Fund, the Independent Trustees noted that the advisory fee and expense ratio were above the median for its Peer Group. The Trustees considered the capacity constraints applicable to the Fund. The Independent Trustees also considered the Fund’s performance. The Trustees further noted that the advisory fee and expense limitation of the Fund had been reduced in 2010. Given the foregoing factors, among others, the Independent Trustees determined that the advisory fee for the foregoing Fund was acceptable.

With respect to the Large Cap Value Fund, World Innovators Fund and U.S. Treasury Fund, the Funds’ advisory fees and expense ratios were above the median for their respective Peer Group. While the World Innovators Fund may experience some capacity constraints, the other Funds should not. As with the other Funds, the Trustees considered the fees in light of the Funds’ performance as outlined above. Given the foregoing factors, among others, the Independent Trustees determined that the advisory fees for the foregoing Funds were acceptable.

2.	Fees Charged to Other Advisor and Sub-Advisor Clients

In reviewing fees, the Independent Trustees also compared the advisory fees to the fees the Advisor assesses other types of clients, including institutional and high net worth separate accounts, private investment companies, and a foreign fund sub-advised by the Advisor. Currently, the Advisor manages separate account client assets in styles similar to those used for certain Funds, including the Core Growth Fund, Emerging Markets Small Cap Fund, Heritage Growth Fund, International Growth Fund, Large Cap Value Fund, Micro Cap Fund, Small Cap Growth Fund, Small Cap Value Fund and Ultra Growth Fund. With respect to separate accounts, the weighted average fees for these accounts are generally lower than the comparable Fund (except the fees are the same in the case of the Heritage Growth Fund and Ultra Growth Fund). The Independent Trustees considered the differences in the product types, including the services provided, noting that the Advisor seeks to charge a higher fee to clients who require a higher degree of service. In this regard, the Independent Trustees have noted that the services provided to a Fund in managing and operating a registered investment company are more extensive than those provided to a separately managed account. The Advisor provides services to each Fund that extend beyond the portfolio management services provided to its separate account clients. As described in more detail above, these services include business, administrative, operational expertise (such as portfolio accounting, pricing, foreign

MARCH 31, 2012 (UNAUDITED)

registrations, and foreign filings), oversight of third party service providers (including sub-advisors), trustee support, marketing and other services required to operate a Fund. Further, the Independent Trustees recognized that each Fund operates in a highly regulated industry requiring extensive compliance. Such responsibilities generally are not required to the same extent for separate accounts. In addition, the Trustees considered the fees the Advisor assesses for other types of clients, including wrap accounts, uniform managed accounts, model accounts and sub-advisory accounts in which the fees may be lower but the services provided are also reduced. Similarly, with respect to the private investment companies, such companies are not generally subject to the extensive regulatory scheme required of operating registered investment companies such as the Funds, and therefore the services required differ. The Independent Trustees further noted the advisory fee arrangement of the private investment companies with the Advisor generally includes a performance fee and therefore its fee structure differs significantly from that of the Funds. In light of the foregoing, the Independent Trustees determined that the nature and number of services provided to operate a Fund merit higher fees than those of separate and other accounts.

In considering the fees of the Sub-Advisors for the Income Fund and U.S. Treasury Fund, the Independent Trustees also considered the pricing schedule the respective Sub-Advisor charges for investment management services for other clients. In this regard, the sub-advisory fee for the U.S. Treasury Fund was at the lower end of HIMCO’s fee schedule. Similarly, the sub-advisory fee for the Income Fund was at the low end of fees 1st Source assesses for institutional accounts. The Independent Trustees also noted that the sub-advisory fees were established through arm’s length negotiations between the Advisor and the Sub-Advisors, which are unaffiliated with the Advisor.

3.	Profitability of the Advisor

The Independent Trustees reviewed pro forma profitability information for the Advisor derived from its relationship with each Fund for the calendar year ended December 31, 2010 and estimated profitability for the calendar year ended December 31, 2011. In reviewing profitability, the Independent Trustees reviewed the methodology utilized to allocate revenue and expenses of the Advisor among the Funds. In considering profitability, the Independent Trustees recognized the inherent limitations in determining profitability which may be affected by many factors, including the allocation of expenses across multiple investment products served by the Advisor. The allocation of research and personnel expenses is also particularly difficult given the Advisor’s shared research culture. The Independent Trustees also noted that the Advisor is privately held and is taxed as a Subchapter S corporation, thus certain expenses had to be attributed and/or estimated.

In addition to reviewing the Advisor’s profitability, the Trustees also reviewed the Advisor’s relative profitability compared to publicly available information concerning unaffiliated publicly traded investment managers. However, the Independent Trustees recognized the difficulties in comparing the profitability of various advisors given that, among other things, many of these managers are much larger than the Advisor, have different lines of business, may employ different expense allocations and charges, the profitability derived from individual funds or product lines is not generally publicly available and the profitability information of managers that is available may not be representative of the industry. Notwithstanding the foregoing, the Independent Trustees noted that the Advisor’s profitability is within a reasonable range compared to the peer group of unaffiliated advisors. Based on their review, the Independent Trustees were satisfied that the Advisor’s level of profitability from its relationship with each Fund was not unreasonable in light of the services provided.

With respect to the Sub-Advisors, although a profitability analysis was not available, the Independent Trustees received certain financial statements of the Sub-Advisors. Given that the Sub-Advisors’ fees are at the low end of their respective fee schedules, the fact that the sub-advisory fees are established through arm’s length negotiations, and the range of fees the Sub-Advisors assess to other clients, the Independent Trustees concluded that HIMCO’s and 1st Source’s profitability from the Sub-Advisor’s respective relationships with the U.S. Treasury Fund and Income Fund is not unreasonable.

In addition to the above, the Independent Trustees also considered that the Advisor benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute a Fund’s purchases and sales of securities, as described in further detail below.

D.	ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Trustees recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision. One method to help shareholders share in these benefits is to include breakpoints in the advisory fee schedule. The advisory fee schedules of the Funds, however, do not have breakpoints because, as noted above, the Independent Trustees recognized the capacity constraints of the Funds investing in small- and micro-cap companies. Because the Advisor generally seeks to maintain the assets of these Funds at a level that it believes can be managed effectively, the potential for the assets to grow beyond these levels to achieve economies of scale is limited. Further, with respect to the Funds without such capacity constraints, the Independent Trustees recognized the Advisor’s position that to the extent economies of scale exist, the proposed level of advisory fee reflects such economies of scale. Considering the factors above, the Independent Trustees concluded the absence of breakpoints was acceptable and that such economies as exist are adequately reflected in the Advisor’s fee structure.

WASATCH FUNDS — Supplemental Information (continued)

E.	INDIRECT BENEFITS

In evaluating fees, the Independent Trustees also considered any indirect benefits or profits the Advisor or its affiliates may receive as a result of its relationship with the Funds. In this regard, the Independent Trustees considered that the Advisor benefits from soft dollar arrangements pursuant to which it receives research from brokers that execute an applicable Fund’s brokerage transactions. The Advisor may receive soft dollar benefits from each Fund, subject to the exceptions noted below for the sub-advised Funds. The Independent Trustees reviewed information regarding the soft dollar arrangements including, among other things, the commissions paid, the research credits earned and the services provided. Further, the Independent Trustees at prior meetings have had extensive discussions regarding the soft dollar arrangements. The Independent Trustees recognized that soft dollar arrangements provide benefits to the Advisor derived from a Fund’s transactions by obtaining research that it would otherwise have to acquire with hard dollars. Accordingly, the Advisor’s profitability would be somewhat lower if it did not receive the research services pursuant to soft dollar arrangements. The Independent Trustees took these “fall out” benefits, if any, into account when reviewing the level of advisory fees. With respect to the Sub-Advisors, the Independent Trustees recognized that the Sub-Advisors currently do not have soft dollar arrangements on behalf of their respective Funds.

F.	ANNUAL APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

The Independent Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of Independent Trustees, concluded that the terms of the Advisory Agreement for each Fund, the 1st Source Sub-Advisory Agreement for the Income Fund and the HIMCO Sub-Advisory Agreement for the U.S. Treasury Fund, were fair and reasonable, that the Advisor’s and Sub-Advisors’ fees are reasonable in light of the services provided to each respective Fund, and that the Advisory Agreement should be approved on behalf of each Fund and the Sub-Advisory Agreements should be approved on behalf of the Income Fund and the U.S. Treasury Fund, respectively.

BOARD CONSIDERATIONS FOR THE ADVISORY AGREEMENT FOR THE WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND

At a meeting held on November 9, 2011 (the “Meeting”), the Board of Trustees (the “Board”) of the Wasatch Funds Trust (the “Trust”), including the Independent Trustees, unanimously approved the Advisory and Service Contract (the “New Fund Advisory Agreement”) between the Trust and Wasatch Advisors, Inc. (the “Advisor”) on behalf of the Wasatch Frontier Emerging Small Countries Fund (the “New Fund”).

To assist the Board in its evaluation of the New Fund Advisory Agreement, the Independent Trustees received materials and other information, with adequate time for careful review in advance of the meeting, which outlined, among other things:

•	the terms and conditions of the New Fund Advisory Agreement, including the nature, extent and quality of services provided to the New Fund by the Advisor;
•	the organization and business operations of the Advisor, including the experience of persons who will manage the New Fund;
•	the proposed management fees of the Advisor, including comparisons of such fees with the management fees of comparable, unaffiliated funds prepared by an independent third party;
•	the projected expenses of the New Fund, including comparisons with the expense ratios of comparable, unaffiliated funds compiled by an independent third party;
•	the profitability of the Advisor for advisory services; and
•	the soft dollar practices of the Advisor.

In addition to the foregoing materials, independent legal counsel to the Independent Trustees provided, in advance of the meeting, a legal memorandum outlining, among other things, the duties of the Independent Trustees under the Investment Company Act of 1940 (the “1940 Act”) as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an advisor’s fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of trustees have fulfilled their duties and factors to be considered by the board in voting on advisory agreements.

During the previous day, the Independent Trustees also met privately with their legal counsel to review the Board’s duties in reviewing advisory contracts and consider, among other things, the approval of the Advisory Agreement on behalf of the New Fund. With this background, the Independent Trustees considered the approval of the New Fund Advisory Agreement for the New Fund.

The Independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission (“SEC”) directives relating to the approval of advisory contracts. As outlined in more detail below, the Independent Trustees considered all factors they believed relevant with respect to the New Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Advisor; (b) the performance of the Advisor; (c) the costs of the services to be provided and profits estimated to be realized by the Advisor and its affiliates; (d) the extent to which economies of scale may be realized as the New Fund grows; and (e) whether fee levels reflect any such economies of scale.

With respect to the nature, extent and quality of services to be provided by the Advisor, the Independent Trustees reviewed the information regarding the types of services (advisory and non-advisory or administrative) to be provided under the New Fund Advisory Agreement for the New Fund; narrative and statistical information concerning the Advisor’s performance record with other funds it advises and information describing the Advisor’s organization and

MARCH 31, 2012 (UNAUDITED)

business. Further, given the Independent Trustees’ experience with other Wasatch Funds, the Independent Trustees noted that they were familiar with and have a good understanding of the organization, operations and personnel of the Advisor, including its research department and personnel as well as the professional experience, qualifications and credentials of the proposed portfolio managers for the New Fund. Based on their review, the Independent Trustees concluded that, overall, the nature, extent and quality of services expected to be provided to the New Fund under the New Fund Advisory Agreement were satisfactory.

With respect to investment performance, it was noted that because the New Fund had not commenced operations and did not have its own performance history, the Board reviewed and considered performance information regarding the Advisor’s past performance record with other funds.

In evaluating the proposed management fees and expenses, the Independent Trustees considered the New Fund’s proposed management fee and expected expense ratio in absolute terms and as compared with the fees and expenses of a peer group of comparable unaffiliated funds provided by an independent third party. In addition, the Independent Trustees considered the expense limitation agreement provided by the Advisor on behalf of the New Fund. Although the Advisor does not currently manage other funds or separately managed accounts with the same investment style as for the New Fund, the Independent Trustees had reviewed the fees charged by the Advisor for non-mutual fund separate accounts and other types of clients, including wrap accounts, uniform managed accounts, model accounts and sub-advisory accounts in which the fees may be lower but the services provided are also reduced. The Independent Trustees recognized the differences in services provided to separately managed accounts and those required in operating and managing registered investment companies, such as the New Fund. The Independent Trustees also considered the costs of the research personnel-intensive approach followed by the Advisor, the expected costs of investing in emerging and frontier markets and the overall expense structure of the New Fund and peer group. Based upon this information, the Independent Trustees noted that the proposed advisory fee was the highest among the peer group but recognized the experience and quality of the advisory services provided by the Advisor and the expected expenses in operating this type of Fund with the Advisor’s research approach.

In conjunction with its review of fees, the Independent Trustees also considered the profitability of the Advisor for its advisory activities to the Wasatch Funds. The Independent Trustees reviewed the Advisor’s profitability margin for the calendar year ended December 31, 2010 and estimated profitability for the calendar year ended December 31, 2011 and reviewed the allocation methodology used in preparing the profitability data. In reviewing profitability, the Independent Trustees recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses. In addition to reviewing the Advisor’s profitability, the Trustees also reviewed the Advisor’s relative profitability compared to publicly available information concerning unaffiliated publicly traded investment managers. However, the Independent

Trustees recognized the difficulties in comparing the profitability of various advisors given that, among other things, many of these managers are much larger than the Advisor, have different lines of business, may employ different expense allocations and charges, the profitability derived from individual funds or product lines is not generally publicly available and the profitability information of managers that is available may not be representative of the industry. The Independent Trustees also noted that the Advisor is privately held and is taxed as a Subchapter S corporation, thus certain expenses had to be attributed and/or estimated. Based on their review, the Trustees were satisfied that the Advisor’s level of profitability was not unreasonable in light of the services to be provided.

In reviewing compensation, the Independent Trustees noted that, similar to other Wasatch funds, the proposed advisory fee schedule for the New Fund did not contain breakpoints that reduce the fee rate on assets above specified levels. The Independent Trustees recognized that breakpoints may be one way for the benefits of any economies of scale to be shared with investors. The Independent Trustees noted that most of the Wasatch Funds invest in small- and micro- cap securities, and that, traditionally, the Advisor has periodically closed certain equity funds at asset levels it believes are necessary or appropriate to manage the respective fund effectively. In this regard, the Independent Trustees are aware that it is more difficult to replicate performance in small-cap and micro-cap funds at larger asset sizes, and therefore a fund may be closed to new and/or existing shareholders. This practice enhances the Advisor’s focus on achieving performance by maintaining assets at levels it can effectively manage but may limit economies of scale derived from a larger asset base. The Independent Trustees also are aware that this practice may limit the Advisor’s profit potential from earning additional fees on a larger asset base and may expose the Advisor to reduced revenues from asset outflows when a fund is closed to investors. Considering the above, the Independent Trustees concluded that the absence of breakpoints in the New Fund’s advisory fee schedule was acceptable.

In evaluating fees, the Independent Trustees also considered any indirect benefits or profits the Advisor or its affiliates may receive as a result of its relationship with the New Fund. In this regard, the Independent Trustees have reviewed information concerning the Advisor’s soft dollar arrangements, including its policies for allocating brokerage commissions in exchange for brokerage and research services. In light of their experience, the Independent Trustees are familiar with the Advisor’s soft dollar arrangements and recognize that the Advisor’s profitability may be lower if the Advisor was required to pay for this research with hard dollars.

The Independent Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of Independent Trustees, concluded that the terms of the New Fund Advisory Agreement were fair and reasonable, that the Advisor’s fees are reasonable in light of the services expected to be provided to the New Fund, and that the New Fund Advisory Agreement should be approved.

WASATCH FUNDS — Service Providers	MARCH 31, 2012 (UNAUDITED)

INVESTMENT ADVISOR

Wasatch Advisors, Inc.

150 Social Hall Avenue, 4th Floor

Salt Lake City, UT 84111

SUB-ADVISOR FOR THE WASATCH-1ST SOURCE INCOME FUND

1st Source Corporation Investment Advisors, Inc.

100 North Michigan Street

South Bend, IN 46601

SUB-ADVISOR FOR THE U.S. TREASURY FUND

Hoisington Investment Management Co.

6836 Bee Caves Rd.

Building 2, Suite 100

Austin, TX 78746

ADMINISTRATOR AND FUND ACCOUNTANT

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

TRANSFER AGENT

UMB Fund Services, Inc.

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

CUSTODIAN

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

LEGAL COUNSEL TO WASATCH FUNDS AND INDEPENDENT TRUSTEES

Chapman and Cutler, LLP

111 West Monroe Street

Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

WASATCH FUNDS — Guide to Understanding Financial Statements	MARCH 31, 2012 (UNAUDITED)

Wasatch Funds provides reports to shareholders twice a year. The annual report is for the Funds’ fiscal year which ends September 30. The semi-annual report is for the six months or period ending March 31. Additionally, the Funds’ schedules of investments for the first and third quarters of each fiscal year are available to shareholders as described on page 139. These reports provide shareholders with important information that will help them evaluate the management and performance of their investments. It is the desire of Wasatch Funds to help shareholders stay in tune with their investments. If you have any questions about the information in this report, a shareholder services representative will be happy to assist you when you call 800.551.1700.

SCHEDULE OF INVESTMENTS

The holdings of each Wasatch Fund are detailed in the “Schedule of Investments.” This section provides a snapshot of the securities each Fund was invested in on the last day of the reporting period. The Wasatch Equity Funds invest primarily in Common Stocks of companies which are grouped together by industry. The Wasatch-1st Source Income Fund invests primarily in fixed income securities. The U.S. Treasury Fund invests primarily in U.S. Treasury securities. The Equity Funds will typically have only minor holdings in Short-Term Investments. At times the Funds may take temporary defensive positions by increasing cash or holdings in Short-Term Investments. Please see the prospectus under “Additional Information about the Funds.”

STATEMENTS OF ASSETS AND LIABILITIES

These financial statements show the Assets and Liabilities of a Fund on the last day of the reporting period. A Fund’s Assets include the value of securities owned, amounts receivable for purchases of Fund shares (capital shares receivable), securities sold, interest and dividends, prepaid expenses and other assets. Liabilities are amounts owed for shareholder redemptions (capital shares payable), securities purchased, investment advisory fees (payable to Advisor) and other payables. Totaling up the assets and subtracting the liabilities results in a Fund’s Net Assets.

Net Assets consist of capital stock, paid-in capital in excess of par, undistributed net investment income or loss, undistributed net realized gain or loss on investments and net unrealized appreciation or depreciation on investments. Capital stock is stock authorized by a company’s charter and having par value, stated value or no par value. Par value is set by the company issuing the shares and has no relation to Net Asset Value. The par value of one share of each Wasatch Fund is $.01. Paid-in capital in excess of par is capital received from shareholders in exchange for Fund shares that exceeds the par value of the shares. For example, if you bought one share of a Fund for $10, $.01 would show as “Capital stock” on the books of the Fund, and $9.99 would be accounted for under “Paid-in capital in excess of par.” Undistributed net investment income or loss is the amount of net investment income or loss of a Fund since inception that has not been paid to shareholders as a dividend.

Undistributed net realized gain (loss) on investments is the amount of net realized gains or losses generated by a Fund since inception that have not been distributed to shareholders in the form of a capital gain distribution. A gain or loss is realized when a security is sold by a Fund. Net unrealized appreciation (depreciation) on investments is the change in value from the purchase price of securities a Fund continues to hold.

The number of shares a Fund is authorized to sell can be found under Capital Stock Issued and Outstanding. Issued and outstanding indicates the number of shares owned by shareholders.

Net Asset Value (NAV), Redemption Price and Offering Price Per Share shows the value of one outstanding share of a Fund on the date of the report. A Fund’s share price (NAV) is calculated by dividing the value of all securities and other assets owned by a Fund, less the liabilities charged to that Fund, by the number of Fund shares outstanding. The share price is calculated at the close of business of the New York Stock Exchange on each day the Exchange is open for trading. Please see Wasatch Funds’ prospectus for more information about how share prices are calculated. Information about how the share price is affected by a Fund’s operation can be found under “Financial Highlights” on page 148.

STATEMENTS OF OPERATIONS

Statements of Operations show investment income and expenses for each Fund as well as realized gains or losses from securities sold and the appreciation or depreciation in the value of a Fund’s holdings during the reporting period.

Investment Income shows Interest and Dividends earned from interest-bearing and dividend-paying securities in a Fund’s portfolio.

Expenses show the various fees and expenses paid out of a Fund’s assets such as the fee paid to Wasatch Advisors, the Funds’ investment advisor. Additional fees include shareholder servicing, fund administration and accounting, custody of fund assets, federal and state registration, legal counsel, auditing and trustees’ fees and other expenses. The Funds pay for printing and mailing statements, prospectuses, annual reports and semi-annual reports to shareholders.

Net Investment Income (Loss) is the amount of dividends and interest income earned on securities held by a Fund, less the Fund’s expenses.

Net realized gain (loss) on investments and foreign currency translations is the net gain or loss on securities a Fund has sold. Change in unrealized appreciation (depreciation) on investments and foreign currency translations is the change in value of securities a Fund continues to hold.

Net gain (loss) on investments is the result of changes in the market value of securities a Fund has sold and securities it continues to hold.

STATEMENTS OF CHANGES IN NET ASSETS

Net Assets are a Fund’s remaining assets after taking into consideration any liabilities. Statements of Changes in Net

WASATCH FUNDS — Guide to Understanding Financial Statements (continued)	MARCH 31, 2012 (UNAUDITED)

Assets show the increase or decrease in a Fund’s net assets during the reporting period. Investment operations, dividends and capital share transactions affect a Fund’s net assets. Operations is a summary of the Statements of Operations. It includes investment income or loss, net realized gain or loss on investments and foreign currency translations a Fund has sold as well as appreciation or depreciation in the value of investments a Fund continues to hold.

Dividends are distributed by Wasatch Funds to sharehold-ers when Fund investments have earned income in excess of net expenses or when capital gains in excess of capital losses are realized from the sale of securities. Most shareholders choose to reinvest their dividends and capital gain distribu- tions. Each Fund is required by Internal Revenue Code regulations to distribute substantially all of its net investment income and capital gains to shareholders in order to retain its status as a “regulated investment company.”

Capital share transactions are any transactions involving shares of a Fund, including the selling of Fund shares, shares issued by a Fund to shareholders for the reinvestment of dividends, and share redemptions.

FINANCIAL HIGHLIGHTS

The Financial Highlights contain important historical operating information that you may find useful in making decisions or understanding the performance of your investment.

Net Asset Value (NAV) is defined under “Statements of Assets and Liabilities” on page 147. The difference between the Net asset value, beginning of period and the Net asset value, end of period in the Financial Highlights is the change in value of a Fund’s shares over the reporting period, but not its total return.

Income (loss) from investment operations shows how the share price was affected by a Fund’s operations on a per share basis. Net investment income (loss) is the per share amount of dividends and interest income earned on securities held by a Fund, less the Fund’s expenses. Net realized and unrealized gains (losses) on investments is the per share increase or decrease in the value of securities a Fund holds or has sold during the reporting period. Gains or (losses) are realized when securities are sold. Gains or (losses) are unrealized when securities increase or decrease in value but are not sold.

Distributions are the per share amount a Fund paid to shareholders from net investment income and net realized gains.

Total return is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both changes in unrealized and realized gains and income. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the share price on the ex-dividend date of the distribution. A FUND’S TOTAL RETURN CANNOT BE COMPUTED DIRECTLY FROM THE FINANCIAL HIGHLIGHTS.

Ratios to Average Net Assets and Supplemental Data are provided to help you better understand your investment. Net assets, end of period, are the net assets of a Fund on the reporting date. Ratio of expenses to average net assets shows the total of a Fund’s operating expenses divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor, if any. Ratio of net investment income (loss) to average net assets shows a Fund’s net investment income (loss) divided by its average net assets for the stated period before and after waivers and reimbursements by the Advisor, if any. Portfolio turnover rate measures a Fund’s buying and selling activity during the reporting period. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Fund’s portfolio securities. This calculation does not include securities with a maturity date of less than 12 months.

CONTACT WASATCH

TELEPHONE

800.551.1700

M - F, 7:00 a.m. to 7:00 p.m. CT

Automated Line, 24 Hours

U.S. MAIL

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

OVERNIGHT MAIL

Wasatch Funds

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

ONLINE

www.wasatchfunds.com

shareholderservice@wasatchfunds.com

Semi-Annual Report & Quarterly Commentaries

WASATCH FUNDS

www.WasatchFunds.com

800.551.1700

Item 2:  Code of Ethics.

Not required.

Item 3:  Audit Committee Financial Expert.

Not required.

Item 4.  Principal Accountant Fees and Services.

Not required.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Shareholders may submit for the Governance and Nominating Committee’s (the “Committee”) consideration, recommendations regarding potential Trustee nominees. Any shareholder submissions must conform to the policies and procedures governing such nominations as established by the Committee and published on the Registrant’s website www.wasatchfunds.com.

Item 11.  Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Not required.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASATCH FUNDS TRUST

By:	/s/ Samuel S. Stewart, Jr.
Samuel S. Stewart, Jr.
President (principal executive officer) of Wasatch Funds Trust

Date:	June 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel S. Stewart, Jr.
Samuel S. Stewart, Jr.
President (principal executive officer) of Wasatch Funds Trust

Date:	June 1, 2012

By:	/s/ Cindy B. Firestone
Cindy B. Firestone
Treasurer (principal financial officer) of Wasatch Funds Trust

Date:	June 1, 2012